                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4386

                            Van Kampen Tax Free Trust
               (Exact name of registrant as specified in charter)

              1221 Avenue of the Americas, New York, New York 10020
               (Address of principal executive offices) (Zip code)

                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 9/30

Date of reporting period: 9/30/06

Item 1. Reports to Shareholders.


The Fund's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Insured Tax Free Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2006.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I [AND R] SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/06

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index from 9/30/96 through 9/30/06. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                              VAN KAMPEN INSURED TAX FREE FUND                INDEX
                                                              --------------------------------    ------------------------------
9/96                                                                        9523                              10000
                                                                            9629                              10113
                                                                            9822                              10298
                                                                            9777                              10255
                                                                            9752                              10274
                                                                            9840                              10369
                                                                            9694                              10230
                                                                            9767                              10316
                                                                            9903                              10471
                                                                           10008                              10583
                                                                           10328                              10876
                                                                           10181                              10774
9/97                                                                       10297                              10902
                                                                           10350                              10972
                                                                           10419                              11037
                                                                           10577                              11197
                                                                           10685                              11313
                                                                           10674                              11316
                                                                           10666                              11326
                                                                           10579                              11275
                                                                           10777                              11454
                                                                           10821                              11499
                                                                           10837                              11528
                                                                           11026                              11706
9/98                                                                       11171                              11852
                                                                           11138                              11851
                                                                           11169                              11893
                                                                           11175                              11923
                                                                           11299                              12065
                                                                           11245                              12012
                                                                           11231                              12029
                                                                           11252                              12059
                                                                           11150                              11989
                                                                           10926                              11816
                                                                           10947                              11859
                                                                           10797                              11764
9/99                                                                       10746                              11769
                                                                           10588                              11642
                                                                           10704                              11765
                                                                           10613                              11678
                                                                           10549                              11627
                                                                           10739                              11762
                                                                           11003                              12019
                                                                           10914                              11948
                                                                           10829                              11886
                                                                           11156                              12201
                                                                           11329                              12371
                                                                           11498                              12561
9/00                                                                       11405                              12496
                                                                           11546                              12632
                                                                           11644                              12728
                                                                           12012                              13042
                                                                           12079                              13172
                                                                           12114                              13213
                                                                           12213                              13332
                                                                           12006                              13187
                                                                           12144                              13329
                                                                           12236                              13418
                                                                           12444                              13617
                                                                           12654                              13842
9/01                                                                       12577                              13795
                                                                           12729                              13959
                                                                           12587                              13842
                                                                           12475                              13711
                                                                           12664                              13949
                                                                           12833                              14117
                                                                           12545                              13840
                                                                           12789                              14111
                                                                           12883                              14196
                                                                           13018                              14346
                                                                           13202                              14531
                                                                           13380                              14705
9/02                                                                       13745                              15028
                                                                           13467                              14778
                                                                           13420                              14717
                                                                           13697                              15028
                                                                           13606                              14990
                                                                           13816                              15199
                                                                           13818                              15208
                                                                           13964                              15309
                                                                           14299                              15667
                                                                           14147                              15601
                                                                           13573                              15055
                                                                           13748                              15167
9/03                                                                       14144                              15613
                                                                           14063                              15534
                                                                           14248                              15696
                                                                           14351                              15826
                                                                           14375                              15917
                                                                           14648                              16156
                                                                           14507                              16100
                                                                           14146                              15719
                                                                           14118                              15662
                                                                           14166                              15719
                                                                           14359                              15926
                                                                           14646                              16245
9/04                                                                       14740                              16331
                                                                           14843                              16472
                                                                           14675                              16336
                                                                           14906                              16535
                                                                           15098                              16690
                                                                           15013                              16634
                                                                           14865                              16529
                                                                           15114                              16790
                                                                           15252                              16909
                                                                           15331                              17013
                                                                           15274                              16937
                                                                           15418                              17108
9/05                                                                       15296                              16992
                                                                           15206                              16889
                                                                           15279                              16970
                                                                           15429                              17116
                                                                           15479                              17162
                                                                           15654                              17278
                                                                           15519                              17158
                                                                           15501                              17153
                                                                           15568                              17229
                                                                           15465                              17164
                                                                           15643                              17368
                                                                           15881                              17626
9/06                                                                       15983                              17749

                            A SHARES             B SHARES             C SHARES          I SHARES
                         since 12/14/84       since 5/03/93        since 8/13/93      since 8/12/05
---------------------------------------------------------------------------------------------------
                                   W/MAX                W/MAX                W/MAX
                                   4.75%                4.00%                1.00%
AVERAGE ANNUAL         W/O SALES   SALES    W/O SALES   SALES    W/O SALES   SALES      W/O SALES
TOTAL RETURNS           CHARGES    CHARGE    CHARGES    CHARGE    CHARGES    CHARGE      CHARGES

Since Inception          7.54%      7.30%     4.76%      4.76%     4.47%     4.47%        4.36%

10-year                  5.31       4.80      4.66       4.66      4.50      4.50          n/a

5-year                   4.91       3.89      4.12       3.87      4.11      4.11          n/a

1-year                   4.49      -0.47      3.71      -0.23      3.66      2.67         4.75
---------------------------------------------------------------------------------------------------

SEC Yield                    3.35%                2.77%                2.77%              3.76%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. The since inception returns for Class C shares reflect their conversion into Class A shares ten years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

Fund Report

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2006

MARKET CONDITIONS

Against the backdrop of strong economic growth, good employment data and inflationary pressures stemming from rising oil prices, the Federal Open Market Committee (the "Fed") continued its tightening campaign during the first nine months of the reporting period, raising the federal funds target rate six times to 5.25 percent at the end of June. As the months progressed however, economic growth moderated as consumer spending and housing weakened while inflation concerns eased, prompting investors to speculate that the Fed would take a break from rate increases. In August the Fed did pause, ending a two-year run of 17 consecutive rate increases -- the longest stretch of increases in 25 years. At its September meeting, the Fed again kept its target rate unchanged, and indicated that any future rate increases would be driven by the weight of economic data.

As a result of the improved outlook for the fixed income market, yields on longer-maturity municipal bonds fell dramatically in latter months of the reporting year, ultimately ending at the lowest level in decades. Yields on shorter-maturity municipal bonds, however, moved higher. Accordingly, the slope of the municipal yield curve flattened as the spread between short-term and long-term interest rates narrowed.

Demand for municipal bonds continued to be strong during the period. In fact, inflows into municipal bond funds were 45 percent higher year-to-date through September than for the same period last year, much of which went into high yield funds. Because prevailing interest rates were still at relatively low levels, investors increasingly sought out lower-quality, higher yielding bonds. The increased demand for high yield bonds led this segment of the market to considerably outperform high-grade issues. In addition, long-term bonds continued to earn the best returns, while the short end of the curve posted the lowest returns as Fed rate increases moved yields in this portion of the curve higher.

Although municipal bond issuance remained brisk in the last quarter of 2005, volume declined throughout the remaining months of the period. As of the end of September, national municipal bond issuance was down 14 percent for 2006. The reduced supply, coupled with growing demand, further fueled municipal bond performance.

PERFORMANCE ANALYSIS

The fund returned 4.49 percent for the 12 months ended September 30, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 4.45 percent for the period.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2006

--------------------------------------------------------------
                                                LEHMAN
                                               BROTHERS
                                              MUNICIPAL
      CLASS A   CLASS B   CLASS C   CLASS I   BOND INDEX

       4.49%     3.71%     3.66%     4.75%      4.45%
--------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

A variety of factors contributed positively to the fund's performance during the reporting year. Reflecting our view that Treasury rates would continue to rise, we kept the portfolio's duration (a measure of interest-rate sensitivity) lower than that of its benchmark for the first eight months of the period. This conservative positioning benefited the fund as interest rates continued to climb as anticipated. In June, when economic data started to weaken and it appeared that rates were done climbing, we increased the duration of the portfolio to be more in line with the Lehman Brothers Municipal Bond Index. This less-defensive positioning also contributed positively to fund returns as the yield curve began to flatten in the latter months of the period.

The fund's positioning along the yield curve remained consistent throughout the period. We favored the longer-term segment of the curve, purchasing bonds primarily in the 25-to-30 year maturity range. This proved advantageous as longer-dated issues outperformed those with shorter maturities. We also purchased premium coupon bonds priced to 10 years or shorter, and added to the fund's holdings in inverse floating-rate securities,* both of which added income to the fund. We continued to avoid zero coupon bonds, which have been volatile, as well as non-callable bonds. The fund also benefited considerably from new issues being brought into the marketplace that refunded current holdings in the portfolio, which allowed the fund to capture appreciation gains.

For hedging purposes, we used Bond Market Association (BMA) swaps and to a lesser extent, Treasury futures. BMA swaps are more closely tied to the

*An inverse floating-rate security, or "inverse floater", is a variable rate security whose coupon rate changes in the opposite direction from the change in the reference rate used to calculate the coupon rate.
 4
municipal market than are Treasury futures, which we believe makes them a more effective hedging tool.

The fund maintained an emphasis on the essential services sectors of the market, such as water and sewer and education bonds. We selectively added some health care issues to the portfolio but continued to avoid housing bonds. These factors were also additive to performance whereas an underweight relative to the Lehman Brothers Municipal Bond Index in the tax-supported debt and education sectors tempered returns somewhat. We continued to keep the fund's Alternative Minimum Tax (AMT) exposure low, at approximately two percent of total assets.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 9/30/06
California                                                       15.8%
Illinois                                                         13.9
Washington                                                        9.1
Florida                                                           6.8
Alabama                                                           6.5
Texas                                                             6.3
Georgia                                                           4.7
Pennsylvania                                                      3.3
Indiana                                                           3.2
South Carolina                                                    2.6
Louisiana                                                         2.4
Oklahoma                                                          2.3
Colorado                                                          2.1
Arizona                                                           1.7
Nevada                                                            1.5
New York                                                          1.3
Alaska                                                            1.2
North Carolina                                                    1.2
Missouri                                                          1.2
South Dakota                                                      1.1
Nebraska                                                          1.0
North Dakota                                                      1.0
Wisconsin                                                         0.8
Arkansas                                                          0.8
Michigan                                                          0.6
Ohio                                                              0.6
New Jersey                                                        0.6
Mississippi                                                       0.6
New Mexico                                                        0.5
District of Columbia                                              0.5
Montana                                                           0.3
Massachusetts                                                     0.3
Utah                                                              0.3
Oregon                                                            0.3
Puerto Rico                                                       0.3
Tennessee                                                         0.2
New Hampshire                                                     0.2
Iowa                                                              0.2
West Virginia                                                     0.1
                                                                -----
Total Long-Term Investments                                      97.4%
Short-Term Investments                                            5.8
                                                                -----
Total Investments                                               103.2
Liabilities in Excess of Other Assets                            (3.2)
                                                                -----
Net Assets                                                      100.0%

CREDIT QUALITY AS OF 9/30/06
AAA/Aaa                                                         100.0%

TOP FIVE SECTORS AS OF 9/30/06
Public Education                                                 16.2%
Wholesale Electric                                               10.8
Higher Education                                                 10.7
Airports                                                         10.4
Water & Sewer                                                     9.1

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocations and sectors are as a percentage of total long-term investments. Summary of investments by state classification are as a percentage of total net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/06 - 9/30/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

                                                 BEGINNING          ENDING        EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE     DURING PERIOD*
                                               -------------------------------------------------
                                                  4/1/06           9/30/06        4/1/06-9/30/06
Class A
  Actual.....................................    $1,000.00        $1,029.73           $4.48
  Hypothetical...............................     1,000.00         1,020.67            4.46
  (5% annual return before expenses)
  Class B
  Actual.....................................     1,000.00         1,025.94            8.28
  Hypothetical...............................     1,000.00         1,016.87            8.24
  (5% annual return before expenses)
Class C
  Actual.....................................     1,000.00         1,025.96            8.28
  Hypothetical...............................     1,000.00         1,016.87            8.24
  (5% annual return before expenses)
Class I
  Actual.....................................     1,000.00         1,030.98            3.21
  Hypothetical...............................     1,000.00         1,021.97            3.19
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.88%, 1.63%, 1.63%, and 0.63% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006

PAR
AMOUNT
(000)       DESCRIPTION                                      COUPON    MATURITY       VALUE
------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS  97.4%
            ALABAMA  6.5%
$  1,385    Alabama St Brd Ed Rev Calhoun Cmnty College
            (AMBAC Insd)...................................   5.000%   05/01/21   $    1,484,263
     200    Alabama St Brd Ed Rev Calhoun Cmnty College
            (AMBAC Insd)...................................   5.000    05/01/22          213,884
   2,255    Alabama St Brd Ed Rev George C Wallace Cmnty
            College (AMBAC Insd) (a).......................   5.250    07/01/23        2,436,911
   1,095    Birmingham, AL Wtrwks & Swr Brd Ser A (FGIC
            Insd) (a)......................................   5.000    01/01/21        1,162,945
   2,000    Birmingham, AL Wtrwks & Swr Brd Wtr & Swr Rev
            (FSA Insd).....................................   4.500    01/01/35        1,995,120
   1,900    Birmingham, AL Wtrwks & Swr Brd Wtr & Swr Rev
            (FSA Insd).....................................   5.000    01/01/40        1,992,416
   3,590    Clarke & Mobile Cnty AL Gas Dist Rev (AMBAC
            Insd) (a)......................................   5.250    01/01/21        3,906,315
   3,670    Houston Cnty, AL Hlthcare Auth Ser A (AMBAC
            Insd)..........................................   5.250    10/01/30        3,977,142
   3,120    Huntsville, AL Hlthcare Auth Ser A (MBIA
            Insd)..........................................   5.400    06/01/22        3,403,078
   2,500    Huntsville, AL Hlthcare Auth Ser A (MBIA
            Insd)..........................................   5.500    06/01/27        2,727,125
  14,255    Jefferson Cnty, AL Pub Bldg Auth Lease Rev Wt
            (AMBAC Insd)...................................   5.000    04/01/26       15,146,935
   5,000    Mobile, AL Wt Impt & Rfdg (AMBAC Insd).........   5.000    02/15/23        5,341,150
   5,280    Montgomery Cnty, AL Pub Bldg Wt Auth Rev Fac
            Proj (MBIA Insd) (a)...........................   5.000    03/01/24        5,607,835
   5,550    Montgomery Cnty, AL Pub Bldg Auth Rev Wt Fac
            Proj (MBIA Insd) (a)...........................   5.000    03/01/25        5,890,159
   8,000    Trussville, AL Wt Ser A (FGIC Insd)............   5.000    10/01/31        8,466,560
  10,000    Trussville, AL Wt Ser A (FGIC Insd)............   5.000    10/01/36       10,537,200
                                                                                  --------------
                                                                                      74,289,038
                                                                                  --------------
            ALASKA  1.2%
   2,000    Alaska St Hsg Fin Corp Gen Hsg Ser A
            (FGIC Insd)....................................   5.000    12/01/30        2,094,800
   1,000    Alaska St Hsg Fin Corp Gen Hsg Ser A
            (FGIC Insd)....................................   5.250    12/01/41        1,059,520
   4,025    Alaska St Intl Arpt Rev Rols RR II 527 (Inverse
            Fltg) (Acquired 03/10/06, Cost $4,902,388)
            (MBIA Insd) (a) (b)............................   8.267    10/01/24        5,102,251
   4,000    Alaska St Intl Arpt Rev Ser A Rfdg (AMT) (MBIA
            Insd)..........................................   5.000    10/01/21        4,225,720
   1,425    Anchorage, AK Wtr Rev Rfdg (AMBAC Insd)........   6.000    09/01/19        1,528,768
                                                                                  --------------
                                                                                      14,011,059
                                                                                  --------------
            ARIZONA  1.7%
   1,940    Arizona St Univ Ctf Partn Resh Infrastructure
            Proj (AMBAC Insd)..............................   5.250    09/01/23        2,097,043
   1,225    Arizona St Univ Ctf Partn Resh Infrastructure
            Proj (AMBAC Insd)..............................   5.250    09/01/24        1,322,436

 14                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                                      COUPON    MATURITY       VALUE
------------------------------------------------------------------------------------------------
            ARIZONA (CONTINUED)
$  2,900    Arizona Tourism & Sports Auth Multi Purp Stad
            Fac Ser A (MBIA Insd)..........................   5.375%   07/01/22   $    3,153,489
   5,000    Maricopa Cnty, AZ Pollutn Ctl Corp Pollutn Ctl
            Rev El Paso Elec Co Ser A Rfdg (FGIC Insd).....   4.800    08/01/40        5,019,700
     640    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
            Oblig Irvington Proj Tucson Elec Pwr Co Ser A
            Rfdg (FSA Insd)................................   7.250    07/15/10          642,451
   1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
            Hosp Ser A Rfdg (AMBAC Insd)...................   6.000    09/01/12        1,951,687
   1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
            Hosp Ser A Rfdg (AMBAC Insd)...................   6.125    09/01/17        1,820,525
     300    University AZ Ctf Partn Ser A (AMBAC Insd).....   5.000    06/01/23          319,635
     825    University AZ Ctf Partn Ser B (AMBAC Insd).....   5.000    06/01/22          880,852
     300    University AZ Ctf Partn Ser C (AMBAC Insd).....   5.000    06/01/21          320,763
   1,585    University AZ Ctf Partn Ser C (AMBAC Insd).....   5.000    06/01/22        1,692,304
                                                                                  --------------
                                                                                      19,220,885
                                                                                  --------------
            ARKANSAS  0.8%
   2,500    Arkansas St Dev Fin Auth Rev St Agy Fac
            Donaghey Plaza Proj (FSA Insd).................   5.000    06/01/29        2,625,700
   6,265    Little Rock, AR Sch Dist Ser B Rfdg (FSA
            Insd)..........................................   5.500    02/01/25        6,591,657
                                                                                  --------------
                                                                                       9,217,357
                                                                                  --------------
            CALIFORNIA  15.8%
   4,000    Bay Area Govt Assn CA Rev Tax Alloc CA Redev
            Pool Ser A (XLCA Insd).........................   5.250    09/01/35        4,267,920
   3,225    Bay Area Govt Assn CA Rev Tax Alloc Ser A
            (AMBAC Insd) (a)...............................   4.500    09/01/25        3,264,829
   3,205    Bell, CA Cmnty Hsg Auth Lease Rev Rfdg (AMBAC
            Insd)..........................................   5.000    10/01/30        3,386,980
   3,310    Bell, CA Cmnty Hsg Auth Lease Rev Rfdg (AMBAC
            Insd)..........................................   5.000    10/01/36        3,462,624
   3,500    California Ed Fac Auth Rev Occidental College
            Ser A (MBIA Insd)..............................   5.000    10/01/36        3,685,325
   3,000    California St Pub Wks Brd UCLA Replacement Hosp
            Ser A (FSA Insd)...............................   5.375    10/01/20        3,255,780
   3,000    California St Pub Wks Brd UCLA Replacement Hosp
            Ser A (FSA Insd)...............................   5.000    10/01/22        3,154,650
   5,000    California Stwide Cmnty Depooled Fin Pg Ser
            2004A (FSA Insd)...............................   5.250    10/01/24        5,405,300
   4,615    California Stwide Cmnty Dev Auth Wtr & Wastewtr
            Rev Ser D (FSA Insd) (a).......................   5.000    10/01/26        4,912,621
   3,000    California Stwide Cmnty Pooled Fin Pg Ser 2004A
            (FSA Insd).....................................   5.000    10/01/29        3,158,610
   4,000    California Stwide Cmnty Pooled Fin Pg Ser 2004A
            (FSA Insd).....................................   5.250    10/01/34        4,257,600
   2,980    California Stwide Cmnty Pooled Fin Pg Ser 2004C
            (FSA Insd) (a).................................   5.000    10/01/29        3,137,553

See Notes to Financial Statements                                             15

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                                      COUPON    MATURITY       VALUE
------------------------------------------------------------------------------------------------
            CALIFORNIA (CONTINUED)
$  7,430    Capistrano, CA Uni Sch Dist (FGIC Insd) (a)....   5.000%   09/01/25   $    7,899,502
   7,995    Capistrano, CA Uni Sch Dist (FGIC Insd) (a)....   5.000    09/01/26        8,481,895
   8,600    Capistrano, CA Uni Sch Dist (FGIC Insd) (a)....   5.000    09/01/27        9,117,118
   3,500    Capistrano, CA Uni Sch Dist (FGIC Insd)........   5.000    09/01/29        3,702,440
   5,000    Chino Vly Uni Sch Dist CA Election 2002 Ser C
            (MBIA Insd)....................................   5.250    08/01/30        5,428,250
   3,225    Coronado, CA Cmnty Dev Agy Tax Alloc Coronado
            Cmnty Dev Proj (AMBAC Insd)....................   5.000    09/01/30        3,391,926
     425    Earlimart, CA Elem Sch Dist Ser 1 (AMBAC
            Insd)..........................................   6.700    08/01/21          559,045
     265    Golden West Sch Fin Auth CA Rev Ser A Rfdg
            (MBIA Insd) (a)................................   5.750    08/01/19          314,279
  10,000    Hawthorne, CA Cmnty Redev Agy Tax Alloc Proj
            Area No 2 (XLCA Insd)..........................   5.250    09/01/36       10,756,200
     690    Jurupa, CA Univ Sch Dist Election 2001 (FGIC
            Insd)..........................................   5.000    08/01/26          725,204
   3,360    Loma Linda, CA Redev Agy Tax Alloc Ser A (XLCA
            Insd)..........................................   5.250    07/01/30        3,609,648
     540    Long Beach, CA Bd Fin Auth Rev Redev Hsg & Gas
            Util Fin Ser A1 (AMBAC Insd)...................   5.000    08/01/40          562,037
   5,000    Los Angeles, CA Uni Sch Dist Elec of 1997- Ser
            F (FGIC Insd)..................................   5.000    07/01/25        5,294,050
   3,700    Marin, CA Cmnty College Dist Election of 2004
            Ser A (MBIA Insd)..............................   5.000    08/01/26        3,934,728
  10,000    Merced, CA Irr Dist Rev Ctf Partn Elec Sys Proj
            (XLCA Insd)....................................   5.250    09/01/36       10,708,900
   4,000    Murrieta Vy, CA Uni Sch Dist Pub Fin Auth Spl
            Tax Rev (AGL Insd).............................   4.750    09/01/36        4,058,360
     765    North Monterey Cnty, CA Uni Sch Dist Election
            2002 Ser B (FGIC Insd).........................   4.750    08/01/29          787,499
   3,455    Oxnard, CA Fin Auth Headworks Proj (AMBAC Insd)
            (a)............................................   5.000    06/01/36        3,629,167
   2,070    Pacifica, CA Wastewtr Rev Rfdg (AMBAC Insd)
            (a)............................................   5.250    10/01/23        2,245,018
   5,000    Palm Springs, CA Fin Lease Rev Convention Ctr
            Proj Ser A (MBIA Insd).........................   5.500    11/01/29        5,558,050
   2,250    Riverside, CA Ctf Partn (AMBAC Insd) (a).......   5.000    09/01/23        2,367,427
   1,840    Rohnert Park, CA Swr Sys Rev Ctf Partn Spl Term
            (AMBAC Insd)...................................   5.000    06/01/30        1,932,994
   3,200    Rohnert Park, CA Swr Sys Rev Ctf Partn Spl Term
            (AMBAC Insd) (a)...............................   5.000    06/01/36        3,347,552
   5,000    Sacramento Cnty, CA San Dist Fin Auth Rev
            Sacramento Regl Cnty San (FGIC Insd)...........   5.000    12/01/29        5,325,200
   8,985    San Jose, CA Arpt Rev Ser A Rfdg (FSA Insd)....   5.375    03/01/18        9,761,124
   1,285    San Marcos, CA Pub Fac Auth Rols RR II 514
            (Inverse Fltg) (Acquired 02/10/06, Cost
            $1,567,751) (AMBAC Insd) (b)...................   8.358    10/01/31        1,602,986
   2,785    Santa Monica, CA Cmnty College Ser A Rfdg
            (AMBAC Insd)...................................   5.000    02/01/27        2,916,257

 16                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                                      COUPON    MATURITY       VALUE
------------------------------------------------------------------------------------------------
            CALIFORNIA (CONTINUED)
$  1,775    Sierra, CA Jt Cmnty College Impt Dist 2 Westn
            Nevada Ser A (FGIC Insd) (a)...................   5.000%   08/01/28   $    1,871,951
   1,960    Sierra, CA Jt Cmnty College Impt Dist 2 Westn
            Nevada Ser A (FGIC Insd) (a)...................   5.000    08/01/29        2,064,370
   5,380    South Orange Cnty, CA Pub Fin Auth Spl Tax Rev
            Ladera Ranch Ser A (AMBAC Insd)................   5.000    08/15/27        5,710,278
   2,000    South Tahoe, CA Jt Pwr Fin Redev Proj Area No 1
            Ser A Rfdg (AMBAC Insd)........................   5.000    10/01/35        2,095,240
   2,110    Val Verde, CA Uni Sch Dist Ctf Sch Constr Proj
            Ser B Rfdg (FGIC Insd) (a).....................   5.000    01/01/22        2,247,066
   2,370    Val Verde, CA Uni Sch Dist Ctf Sch Constr Proj
            Ser B Rfdg (FGIC Insd).........................   5.000    01/01/30        2,484,945
   1,100    Vallejo City, CA Uni Sch Ser A Rfdg (MBIA
            Insd)..........................................   5.900    08/01/25        1,331,352
                                                                                  --------------
                                                                                     181,171,850
                                                                                  --------------
            COLORADO  2.1%
   3,745    Colorado Ed & Cultural Fac Auth Rev Charter Sch
            Aurora Academy Sch Proj Ser A Rfdg (XLCA Insd)
            (a)............................................   5.250    02/15/34        3,983,519
   2,500    Colorado Ed & Cultural Fac Auth Rev Charter Sch
            Bromley Sch Proj Rfdg (XLCA Insd)..............   5.250    09/15/32        2,685,600
   1,000    Colorado Ed & Cultural Fac Auth Rev Charter Sch
            Woodrow Wilson Sch Proj Ser A Rfdg
            (XLCA Insd)....................................   5.250    12/01/34        1,073,280
   5,000    Colorado Ed & Cultural Fac Auth Rev Frontier
            Academy Rdfg (CIFG Insd) (c)...................   4.375    06/01/26        4,936,700
   5,000    Denver, CO City & Cnty Arpt Rev Sys Ser A (XLCA
            Insd)..........................................   5.000    11/15/25        5,321,900
   1,175    Thornton, CO Ctf Partn (AMBAC Insd)............   5.375    12/01/19        1,275,568
   3,080    Thornton, CO Ctf Partn (AMBAC Insd) (a)........   5.375    12/01/21        3,328,648
   1,650    Thornton, CO Ctf Partn (AMBAC Insd)............   5.375    12/01/22        1,783,205
                                                                                  --------------
                                                                                      24,388,420
                                                                                  --------------
            DISTRICT OF COLUMBIA  0.5%
   1,000    District of Columbia Ctf Partn Dist Pub Safety
            & Emergency (AMBAC Insd).......................   5.500    01/01/19        1,095,240
   4,000    Metropolitan Washington DC Arpt Ser A (AMT)
            (FSA Insd).....................................   5.000    10/01/32        4,192,560
                                                                                  --------------
                                                                                       5,287,800
                                                                                  --------------
            FLORIDA  6.8%
   1,000    Brevard Cnty, FL Sch Brd Ctf Partn Ser A (AMBAC
            Insd)..........................................   5.400    07/01/12        1,087,610
     500    Dade Cnty, FL Aviation Rev Ser B (MBIA Insd)...   5.600    10/01/26          510,665
   1,000    Dade Cnty, FL Ed Fac Auth Rev Exchanged From
            Univ of Miami Ser B (MBIA Insd)................   5.750    04/01/20        1,021,620
     750    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC Insd)....   5.375    10/01/16          776,670

See Notes to Financial Statements                                             17

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                                      COUPON    MATURITY       VALUE
------------------------------------------------------------------------------------------------
            FLORIDA (CONTINUED)
$    140    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
            Insd)..........................................   5.950%   07/01/20   $      146,616
   1,000    Escambia Cnty, FL Util Auth Util Sys Rev (FGIC
            Insd)..........................................   5.250    01/01/24        1,039,520
   1,000    Florida Intergovnmtl Fin Ser C1 (AMBAC Insd)...   5.125    02/01/31        1,045,160
     575    Florida Muni Ln Council Rev Ser B (MBIA
            Insd)..........................................   5.750    11/01/14          624,508
   1,185    Florida St Brd Ed Cap Outlay Pub Ed Ser C (FGIC
            Insd)..........................................   5.000    06/01/23        1,248,670
   1,250    Florida St Brd Ed Lottery Rev Ser A (FGIC
            Insd)..........................................   6.000    07/01/12        1,365,350
   1,000    Florida St Brd Ed Lottery Rev Ser A (FGIC
            Insd)..........................................   6.000    07/01/14        1,090,810
   2,750    Florida St Brd Ed Lottery Rev Ser B (FGIC
            Insd)..........................................   5.250    07/01/13        2,849,825
     750    Florida St Brd of Regt Hsg Rev (MBIA Insd).....   5.750    07/01/14          811,305
   1,365    Florida St Correctional Privatization Commn Ctf
            Partn (MBIA Insd)..............................   5.375    08/01/14        1,479,332
   1,750    Florida St Div Bd Fin Dept Gen Svc Rev Dept
            Environmental Prot Presvtn 2000 Ser A (AMBAC
            Insd)..........................................   5.000    07/01/12        1,785,438
   1,500    Florida St Div Bd Fin Dept Gen Svc Rev Dept
            Environmental Prot Presvtn 2000 Ser B
            (FSA Insd).....................................   5.250    07/01/11        1,556,520
   1,340    Gulf Breeze, FL Rev Loc Govt (FGIC Insd) (d)...   5.150    12/01/20        1,414,986
     500    Gulf Breeze, FL Rev Loc Govt (Variable Rate
            Coupon) (FGIC Insd)............................   5.650    12/01/20          532,385
   1,000    Indian River Cnty, FL Hosp Rev Rfdg (FSA
            Insd)..........................................   6.100    10/01/18        1,021,840
   1,750    Jea, FL Wtr & Swr Sys Rev Ser A (MBIA Insd)....   5.375    10/01/30        1,763,545
   1,000    Key West, FL Util Brd Elec Rev Cap Apprec Ser D
            (Escrowed to Maturity) (AMBAC Insd)............    *       10/01/13          745,380
   1,000    Miami-Dade Cnty, FL Hlth Fac Miami Childrens
            Hosp Ser A Rfdg (AMBAC Insd)...................   5.125    08/15/26        1,047,420
   5,000    Miami-Dade Cnty, FL Pub Fac Rev Jackson Hlth
            Sys Ser A (MBIA Insd)..........................   5.000    06/01/31        5,252,700
   1,000    Orange Cnty, FL Sch Brd Ctf Partn Ser A (AMBAC
            Insd)..........................................   5.250    08/01/14        1,085,620
   1,000    Orlando, FL Cmnty Redev Agy Tax Rep Drive
            Universal Blvd Rfdg (AMBAC Insd)...............   5.125    04/01/20        1,063,480
     800    Palm Beach Cnty, FL Sch Brd Ctf Ser A (AMBAC
            Insd)..........................................   5.125    08/01/26          838,552
   4,000    Palm Beach Cnty, FL Sch Brd Ctf Ser C (FSA
            Insd)..........................................   5.000    08/01/21        4,208,360
   4,000    Palm Beach Cnty, FL Sch Brd Ctf Ser C (FSA
            Insd)..........................................   5.000    08/01/22        4,208,360
     750    Polk Cnty, FL Sch Brd Ctf Partn Master Lease
            Ser A (FSA Insd)...............................   5.500    01/01/16          809,693
   1,000    Port Saint Lucie, FL Spl Assmt Rev Util Svc
            Area No 3 & 4A (MBIA Insd).....................   5.000    10/01/18        1,034,290
   1,505    Reedy Creek, FL Impt Dist FL Util Ser 1 (AMBAC
            Insd)..........................................   5.000    10/01/24        1,606,723

 18                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                                      COUPON    MATURITY       VALUE
------------------------------------------------------------------------------------------------
            FLORIDA (CONTINUED)
$    535    Saint Johns Cnty, FL Indl Dev Auth Professional
            Golf Proj Rfdg (MBIA Insd).....................   5.250%   09/01/12   $      579,721
   1,000    Saint Lucie Cnty, FL Sch Brd Ctf Ser A (FSA
            Insd)..........................................   5.000    07/01/21        1,051,420
   3,245    Santa Rosa Bay Brdg Auth FL Rev Cap Apprec
            (MBIA Insd)....................................    *       07/01/18        1,997,590
   4,000    Sunrise, FL Util Sys Rev Rfdg (AMBAC Insd).....   5.200    10/01/22        4,482,880
  10,000    Tallahassee, FL Hlth Fac Rev Tallahassee Mem
            Regl Med Ser A Rfdg (MBIA Insd) (e)............   6.625    12/01/13       10,047,300
   2,500    Tampa Bay Wtr FL A Regl Wtr Supply Auth Util
            Sys Rev Impt & Rfdg (FGIC Insd) (c)............   4.500    10/01/36        2,481,675
   2,610    University Cent FL Ctf Partn UCF Convocation
            Corp Ser A (FGIC Insd) (a).....................   5.000    10/01/26        2,764,225
   2,740    University Cent FL Ctf Partn UCF Convocation
            Corp Ser A (FGIC Insd) (a).....................   5.000    10/01/27        2,899,797
   1,000    Village Ctr Cmnty Dev Dist FL Ser A (MBIA
            Insd)..........................................   5.200    11/01/25        1,063,520
   3,735    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
            Riddle Ser B Rfdg (AMBAC Insd).................   5.250    10/15/19        3,933,030
   1,000    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
            Riddle Ser B Rfdg (AMBAC Insd).................   5.250    10/15/22        1,049,330
                                                                                  --------------
                                                                                      77,423,441
                                                                                  --------------
            GEORGIA  4.7%
   3,460    Albany Dougherty, GA Inner City Auth Rev Albany
            St Univ Student Hsg Ser A (XLCA Insd)..........   5.000    07/01/25        3,675,143
   4,590    Bleckley-Cochran, GA Dev Auth Student Hsg Fac
            Rev MGC Real Estate Fndtn Ser A
            (CIFG Insd) (a)................................   5.000    07/01/25        4,858,148
  11,355    Bleckley-Cochran, GA Dev Auth Student Hsg Fac
            Rev MGC Real Estate Fndtn Ser A
            (CIFG Insd) (a)................................   5.000    07/01/36       11,849,056
   3,510    Douglasville-Douglas Cnty, GA Wtr & Swr Auth
            Rev (MBIA Insd)................................   5.000    06/01/27        3,725,830
  14,530    Georgia Muni Elec Auth Pwr Rev 2005 Ser Y
            (AMBAC Insd)...................................   6.400    01/01/13       16,341,019
   9,445    Georgia Muni Elec Auth Pwr Rev 2005 Ser Y (MBIA
            Insd)..........................................   6.500    01/01/17       11,157,945
     160    Georgia Muni Elec Auth Pwr Rev 2005 Ser Y
            (Prerefunded @ 01/01/11) (AMBAC Insd)..........   6.400    01/01/13          177,779
     145    Georgia Muni Elec Auth Pwr Rev 2005 Ser Y
            (Prerefunded @ 01/01/14) (MBIA Insd)...........   6.500    01/01/17          170,769
     860    Georgia Muni Elec Auth Pwr Rev Ser Y (Escrowed
            to Maturity) (AMBAC Insd)......................   6.400    01/01/13          969,160
     410    Georgia Muni Elec Auth Pwr Rev Ser Y (Escrowed
            to Maturity) (MBIA Insd).......................   6.500    01/01/17          501,118
                                                                                  --------------
                                                                                      53,425,967
                                                                                  --------------

See Notes to Financial Statements                                             19

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                                      COUPON    MATURITY       VALUE
------------------------------------------------------------------------------------------------
            ILLINOIS  13.9%
$  1,005    Bolingbrook, IL Cap Apprec Ser C Rfdg (MBIA
            Insd)..........................................    *       01/01/19   $      597,372
   2,845    Chicago, IL Brd Ed Cap Apprec Sch Reform B 1
            (FGIC Insd)....................................    *       12/01/19        1,626,543
   1,500    Chicago, IL Brd Ed Cap Apprec Sch Reform Ser A
            (FGIC Insd)....................................    *       12/01/19          857,580
   1,020    Chicago, IL Brd Ed Cap Apprec Sch Reform Ser A
            (FGIC Insd)....................................    *       12/01/25          436,213
   2,000    Chicago, IL Lakefront Millenium Pkg Fac (MBIA
            Insd)..........................................   5.700%   01/01/25        2,205,320
   2,000    Chicago, IL Lakefront Millenium Pkg Fac (MBIA
            Insd)..........................................   5.700    01/01/29        2,208,820
   5,925    Chicago, IL Midway Arpt Rev Second Lien Ser B
            Rfdg (AMBAC Insd) (a)..........................   5.000    01/01/21        6,305,563
   6,220    Chicago, IL Midway Arpt Rev Second Lien Ser B
            Rfdg (AMBAC Insd) (a)..........................   5.000    01/01/22        6,606,075
   1,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
            Lien Ser A Rfdg (MBIA Insd)....................   5.000    01/01/29        1,047,790
   2,840    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
            Lien Ser E Rfdg (CIFG Insd) (a)................   5.250    01/01/21        3,054,988
   2,975    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
            Lien Ser E Rfdg (CIFG Insd) (a)................   5.250    01/01/22        3,194,406
   3,120    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
            Lien Ser E Rfdg (CIFG Insd)....................   5.250    01/01/23        3,344,016
   1,430    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
            Lien Ser E Rfdg (CIFG Insd)....................   5.250    01/01/24        1,530,829
   5,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
            Lien Ser E Rfdg (CIFG Insd)....................   5.000    01/01/34        5,185,850
   4,375    Chicago, IL O'Hare Intl Arpt Rev Rols RR II
            239-2 (Inverse Fltg) (Acquired 08/18/03, Cost
            $5,125,313) (AMT) (b)..........................  11.229    01/01/20        6,170,150
   5,000    Chicago, IL O'Hare Intl Arpt Rev Rols RR II
            239-3 (Inverse Fltg) (Acquired 08/18/03, Cost
            $5,760,100) (AMT) (FSA Insd) (a) (b)...........  11.229    01/01/21        7,078,000
   3,000    Chicago, IL O'Hare Intl Arpt Rev Rols RR II
            494-1 (Inverse Fltg) (Acquired 12/16/05, Cost
            $3,736,860) (MBIA Insd) (b)....................   9.313    01/01/24        4,031,010
   5,000    Chicago, IL Pk Dist Ser A (FGIC Insd)..........   5.000    01/01/31        5,274,350
     615    Chicago, IL Pk Dist Ser C (FGIC Insd)..........   5.500    01/01/19          660,473
   3,230    Chicago, IL Proj Ser A Rfdg (FGIC Insd)........   5.375    01/01/34        3,367,017
   1,305    Chicago, IL Proj Ser A Rfdg (MBIA Insd)........   5.500    01/01/38        1,399,260
     145    Chicago, IL Proj Ser A Rfdg (AMBAC Insd).......   5.625    01/01/39          158,008
      50    Chicago, IL Proj Ser A Rfdg (Prerefunded @
            01/01/11) (MBIA Insd)..........................   5.500    01/01/38           54,258
     290    Cook Cnty, IL Sch Dist No 100 Berwyn South Cap
            Apprec (FSA Insd) (a)..........................   8.200    12/01/14          376,121

 20                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                                      COUPON    MATURITY       VALUE
------------------------------------------------------------------------------------------------
            ILLINOIS (CONTINUED)
$    345    Cook Cnty, IL Sch Dist No 100 Berwyn South Cap
            Apprec (FSA Insd) (a)..........................   8.100%   12/01/16   $      463,849
   2,605    Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap
            Apprec (FGIC Insd) (a).........................    *       12/01/17        1,644,510
   2,995    Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap
            Apprec (FGIC Insd) (a).........................    *       12/01/18        1,799,366
   4,210    Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap
            Apprec (FGIC Insd) (a).........................    *       12/01/19        2,406,941
   4,050    Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap
            Apprec (FGIC Insd).............................    *       12/01/20        2,203,889
   3,000    Du Page Cnty, IL Cmnty High Sch (FSA Insd).....   5.600    01/01/22        3,281,880
     540    Grundy, Kendall & Will Cntys, IL (AMBAC
            Insd)..........................................   5.500    05/01/20          577,249
     340    Grundy, Kendall & Will Cntys, IL (AMBAC
            Insd)..........................................   5.500    05/01/21          362,056
   2,000    Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford
            Sch 205 (FSA Insd).............................   6.650    02/01/11        2,240,580
   5,025    Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford
            Sch 205 (FSA Insd).............................   6.650    02/01/12        5,075,652
   4,800    Illinois Fin Auth Rev Swedish American Hosp
            (AMBAC Insd)...................................   5.000    11/15/31        4,999,776
   2,000    Illinois Med Dist (MBIA Insd)..................   5.250    06/01/32        2,120,420
   3,500    Illinois Muni Elec Agy Pwr Supply Sys Rev Rfdg
            (FSA Insd).....................................   5.000    02/01/21        3,589,495
  10,000    Illinois St Toll Hwy Auth Toll Highway Rev Sr
            Priority Ser A-1 (FSA Insd)....................   5.000    01/01/26       10,679,700
   1,200    Lake Cnty, IL Cmnty Cons Sch Dist No 50
            Woodland Cap Apprec Ser B (FGIC Insd)..........    *       12/01/14          871,812
   6,790    Lake Cnty, IL Cmnty Unit Sch Dist No 60
            Waukegan Cap Apprec Ser A (FSA Insd)...........    *       12/01/17        4,286,459
   3,000    McHenry & Kane Cnty, IL Cmnty Cons Sch Dist No
            158 Cap Apprec (FGIC Insd).....................    *       01/01/17        1,966,710
   4,000    McHenry & Kane Cnty, IL Cmnty Cons Sch Dist No
            158 Cap Apprec (FGIC Insd).....................    *       01/01/18        2,497,160
   1,330    McHenry Cnty, IL Cmnty High Sch Dist No 154 Cap
            Apprec (FGIC Insd).............................    *       01/01/16          913,511
   6,000    Metropolitan Pier & Expo Auth IL Dedicated St
            Tax Rev McCormick Pl Expn Ser A (MBIA Insd)....   5.250    06/15/42        6,421,620
     500    Southern IL Univ Rev Cap Apprec Hsg & Aux Ser A
            (MBIA Insd)....................................    *       04/01/20          279,245
   5,245    University IL Univ Rev Aux Fac Sys (MBIA Insd)
            (c)............................................   4.500    04/01/36        5,181,640
  11,020    University IL Univ Rev Aux Fac Sys (MBIA Insd)
            (c)............................................   5.000    04/01/26       11,727,264
   8,910    University IL Univ Rev Aux Fac Sys (MBIA Insd)
            (c)............................................   5.000    04/01/27        9,460,282
   6,415    Will Cnty, IL Sch Dist No 086 Joliet Ser B Rfdg
            (FSA Insd).....................................   5.000    03/01/23        6,854,492
                                                                                  --------------
                                                                                     158,675,570
                                                                                  --------------

See Notes to Financial Statements                                             21

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                                      COUPON    MATURITY       VALUE
------------------------------------------------------------------------------------------------
            INDIANA  3.2%
$  5,810    Indiana Bd Bk Rev Spl Pgm Ser B1 (FSA Insd)
            (a)............................................   5.000%   03/01/27   $    6,170,743
     870    Indiana Bd Bk Spl Pgm Ser A (Escrowed to
            Maturity) (AMBAC Insd).........................   9.750    08/01/09          948,953
   6,745    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Proj
            Ser A (AMBAC Insd).............................   5.000    05/01/35        7,034,023
   2,335    Lake Cnty, IN Bldg Corp First Mtg (MBIA Insd)
            (a)............................................   5.750    08/01/11        2,513,371
   1,550    Marion Cnty, IN Convention & Rec Lease Rent Ser
            A Rfdg (AMBAC Insd)............................   5.000    06/01/21        1,632,941
   1,655    Plainfield, IN Cmnty High Sch Bldg Corp First
            Mgt (FGIC Insd)................................   5.000    07/15/27        1,756,567
   2,555    Plainfield, IN Cmnty High Sch Bldg Corp First
            Mtg (FGIC Insd)................................   5.000    07/15/28        2,703,727
     800    Plainfield, IN Cmnty High Sch Bldg Corp First
            Mtg (FGIC Insd)................................   5.000    01/15/30          844,680
   1,900    South Harrison, IN 2000 Sch Bldg Corp Ser A
            (FSA Insd).....................................   5.250    01/15/25        2,057,073
   5,780    Wawasee Cmnty Sch Corp IN New Elem & Remodeling
            Bldg Corp First Mtg Rfdg (FSA Insd) (a)........   5.000    07/15/24        6,225,811
   4,900    Wayne Twp, IN Marion Cnty Sch First Mtg Rfdg
            (FGIC Insd)....................................   5.000    07/15/27        5,251,673
                                                                                  --------------
                                                                                      37,139,562
                                                                                  --------------
            IOWA  0.2%
   2,375    Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
            Proj (FSA Insd)................................   5.750    07/01/17        2,452,734
                                                                                  --------------

            LOUISIANA  2.4%
   4,065    Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev
            Lake Charles Mem Hosp Proj Ser A (Connie Lee
            Insd)..........................................   6.375    12/01/12        4,377,802
   5,530    Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev
            Lake Charles Mem Hosp Proj Ser A (Connie Lee
            Insd)..........................................   6.500    12/01/18        6,734,987
   7,500    Lafayette, LA Util Rev (MBIA Insd).............   5.250    11/01/24        8,158,350
     655    Louisiana Loc Govt Environment BRCC Fac Corp
            Proj (MBIA Insd)...............................   5.375    12/01/16          711,625
   2,035    Louisiana Loc Govt Environment BRCC Fac Corp
            Proj (MBIA Insd) (a)...........................   5.375    12/01/17        2,198,716
   2,150    Louisiana Loc Govt Environment BRCC Fac Corp
            Proj (MBIA Insd) (a)...........................   5.375    12/01/18        2,322,968
   1,415    Louisiana Loc Govt Environment BRCC Fac Corp
            Proj (MBIA Insd)...............................   5.375    12/01/19        1,528,837

 22                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                                      COUPON    MATURITY       VALUE
------------------------------------------------------------------------------------------------
            LOUISIANA (CONTINUED)
$  1,200    Louisiana Loc Govt Environment BRCC Fac Corp
            Proj (MBIA Insd)...............................   5.375%   12/01/20   $    1,296,540
     320    New Orleans, LA Home Mtg Auth Single Family Mtg
            Rev 1985 Ser A (MBIA Insd).....................    *       09/15/16          113,542
                                                                                  --------------
                                                                                      27,443,367
                                                                                  --------------
            MASSACHUSETTS  0.3%
   2,700    Massachusetts Muni Whsl Elec Co Nuclear Mix 1-A
            (MBIA Insd)....................................   5.250    07/01/13        2,927,070
     175    Massachusetts Muni Whsl Elec Co Proj No 6-A
            (MBIA Insd)....................................   5.250    07/01/16          189,280
                                                                                  --------------
                                                                                       3,116,350
                                                                                  --------------
            MICHIGAN  0.6%
      75    Chippewa Valley, MI Sch Bldg & Site (FSA
            Insd)..........................................   5.000    05/01/20           80,601
   1,400    Huron, MI Sch Dist (FSA Insd)..................   5.250    05/01/21        1,486,814
   2,675    Wayne Charter Cnty, MI Arpt Rev Ser C Rfdg
            (FGIC Insd)....................................   5.375    12/01/17        2,894,778
   2,840    Wayne Charter Cnty, MI Arpt Rev Ser C Rfdg
            (FGIC Insd)....................................   5.375    12/01/20        3,073,334
                                                                                  --------------
                                                                                       7,535,527
                                                                                  --------------
            MISSISSIPPI  0.6%
   1,000    Harrison Cnty, MS Wastewtr Mgmt & Solid
            Wastewtr Treatment Fac Ser A Rfdg (FGIC
            Insd)..........................................   8.500    02/01/13        1,258,300
   5,000    Mississippi Dev Bank Spl Oblg Muni Energy Agy
            Pwr Supply Proj Ser A (XLCA Insd)..............   5.000    03/01/41        5,207,650
                                                                                  --------------
                                                                                       6,465,950
                                                                                  --------------
            MISSOURI  1.2%
   1,170    Mehlville, MO Sch Dist No R-9 Ctf Partn Ser A
            (FSA Insd).....................................   5.500    03/01/16        1,256,627
   1,225    Mehlville, MO Sch Dist No R-9 Ctf Partn Ser A
            (FSA Insd).....................................   5.500    03/01/17        1,310,799
     840    Saint Louis, MO Arpt Rev Cap Impt Pgm Ser A
            (MBIA Insd)....................................   5.375    07/01/17          904,840
  10,000    Springfield, MO Pub Util Rev (FGIC Insd).......   4.500    08/01/36        9,926,300
                                                                                  --------------
                                                                                      13,398,566
                                                                                  --------------
            MONTANA  0.3%
   3,400    Forsyth, MT Pollutn Ctl Rev Northwestern Corp
            Colstrip Rfdg (AMBAC Insd).....................   4.650    08/01/23        3,481,566
                                                                                  --------------

            NEBRASKA  1.0%
   7,000    Nebraska Pub Pwr Dist Rev Gen Ser A (FGIC Insd)
            (c)............................................   5.000    01/01/41        7,329,560
   3,620    Saunders Cnty, NE (FSA Insd) (a)...............   5.000    11/01/35        3,724,292
                                                                                  --------------
                                                                                      11,053,852
                                                                                  --------------

See Notes to Financial Statements                                             23

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                                      COUPON    MATURITY       VALUE
------------------------------------------------------------------------------------------------
            NEVADA  1.5%
$  5,020    Clark Cnty, NV Arpt Rev Rols RR II 292-3
            (Inverse Fltg) (Acquired 07/30/04, Cost
            $5,493,386) (AMT) (FGIC Insd) (b)..............   7.114%   07/01/22   $    5,882,536
  10,000    Director St, NV Dept Business & Ind Las Vegas
            Monorail Proj First Tier (AMBAC Insd)..........   5.625    01/01/32       10,704,700
     935    Reno, NV Cap Impt Rev (FGIC Insd)..............   5.125    06/01/26          985,911
                                                                                  --------------
                                                                                      17,573,147
                                                                                  --------------
            NEW HAMPSHIRE  0.2%
   2,500    New Hampshire St Tpk Sys Rev Ser C Rfdg
            (Inverse Fltg) (FGIC Insd).....................  10.193    11/01/17        2,613,125
                                                                                  --------------

            NEW JERSEY  0.6%
   3,350    New Jersey Econ Dev Auth Rev Mtr Veh Sur Rev
            Ser A (MBIA Insd)..............................   5.000    07/01/23        3,547,215
   2,760    Newark, NJ Hsg Auth Port Auth Newark Marine
            Term (MBIA Insd)...............................   5.500    01/01/28        3,040,223
                                                                                  --------------
                                                                                       6,587,438
                                                                                  --------------
            NEW MEXICO  0.5%
   5,440    New Mexico Fin Auth Rev Sub Lien Pub Proj
            Revolving Fd C (MBIA Insd) (a) (c).............   4.750    06/15/26        5,630,128
                                                                                  --------------

            NEW YORK  1.3%
   5,000    Long Island Pwr Auth NY Gen Ser A (XLCA
            Insd)..........................................   5.000    12/01/26        5,317,000
   5,470    New York City Hlth & Hosp Hlth Sys Ser A (FSA
            Insd)..........................................   5.000    02/15/21        5,750,994
   3,105    New York St Dorm Auth Rev Insd Brooklyn Law Sch
            Ser B (XLCA Insd) (a)..........................   5.375    07/01/21        3,410,253
                                                                                  --------------
                                                                                      14,478,247
                                                                                  --------------
            NORTH CAROLINA  1.2%
  10,000    North Carolina Muni Pwr Agy Ser A (MBIA
            Insd)..........................................   5.250    01/01/18       10,779,800
   2,735    North Carolina Muni Pwr Agy Ser A (MBIA
            Insd)..........................................   5.250    01/01/19        2,948,275
                                                                                  --------------
                                                                                      13,728,075
                                                                                  --------------
            NORTH DAKOTA  1.0%
   5,000    Mercer Cnty, ND Pollutn Ctl Rev Antelope Vly
            Station Rfdg (AMBAC Insd)......................   7.200    06/30/13        5,766,550
   5,000    Oliver Cnty, ND Pollutn Ctl Rev Square Butte
            Elec Coop Ser A Rfdg (AMBAC Insd)..............   5.300    01/01/27        5,240,650
                                                                                  --------------
                                                                                      11,007,200
                                                                                  --------------
            OHIO  0.6%
   1,000    Chillicothe, OH City Sch Dist Sch Impt (FGIC
            Insd)..........................................   5.250    12/01/26        1,092,180
   5,000    Columbus, OH City Sch Dist Sch Fac Constr &
            Impt (FSA Insd)................................   5.250    12/01/27        5,539,050
                                                                                  --------------
                                                                                       6,631,230
                                                                                  --------------

 24                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                                      COUPON    MATURITY       VALUE
------------------------------------------------------------------------------------------------
            OKLAHOMA  2.3%
$  2,340    Claremore, OK Pub Wk Auth Util Sys Rev Rfdg
            (FSA Insd) (a).................................   5.000%   07/01/25   $    2,481,523
   2,890    Jenks, OK Aquarium Auth Rev Rfdg (MBIA Insd)...   5.250    07/01/19        3,168,163
   1,480    Jenks, OK Aquarium Auth Rev Rfdg (MBIA Insd)...   5.250    07/01/33        1,599,214
   4,320    McAlester, OK Pub Wks Auth Util Cap Apprec Ser
            A (FSA Insd)...................................    *       02/01/30        1,212,581
   2,020    Oklahoma City, OK Arpt Tr Jr Lien 27th Ser A
            (FSA Insd).....................................   5.000    07/01/17        2,103,628
   2,400    Oklahoma City, OK Pub Ppty Auth Hotel Tax Rev
            (FGIC Insd)....................................   5.250    10/01/29        2,599,512
   2,000    Oklahoma Colleges Brd Regt Stad Univ Cent OK
            Ser B (AMBAC Insd).............................   5.500    06/01/24        2,214,500
   2,000    Tulsa, OK Cmnty College Rev (AMBAC Insd).......   5.500    07/01/22        2,191,280
   8,260    Tulsa, OK Tulsa Indl Auth Rev Univ Tulsa Ser A
            (MBIA Insd)....................................   5.375    10/01/31        8,723,469
                                                                                  --------------
                                                                                      26,293,870
                                                                                  --------------
            OREGON  0.3%
   2,835    Oregon St Dept Admin Ser B Rfdg (MBIA Insd)....   5.250    05/01/17        3,037,929
                                                                                  --------------

            PENNSYLVANIA  3.3%
   5,000    Allegheny Cnty, PA Hosp Dev Auth Rev Insd Hlth
            Sys Ser A (MBIA Insd)..........................   6.500    11/15/30        5,593,550
   4,875    Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh
            Mercy Hlth Sys Inc (Escrowed to Maturity)
            (AMBAC Insd)...................................   5.625    08/15/26        5,328,619
   3,000    Harrisburg, PA Auth Res Gtd Sub Ser D-2
            (Variable Rate Coupon) (FSA Insd)..............   5.000    12/01/33        3,208,050
   3,000    Lycoming Cnty, PA Auth College Rev PA College
            of Technology (AMBAC Insd).....................   5.350    07/01/26        3,171,030
   1,375    Pennsylvania St Higher Ed Fac Auth Rev St Sys
            Higher Ed Ser P (AMBAC Insd)...................   5.000    12/15/16        1,404,068
   2,990    Philadelphia, PA Gas Wks Rev 1998 Gen Ordinance
            4th Ser (FSA Insd).............................   5.250    08/01/18        3,216,911
   4,555    Philadelphia, PA Gas Wks Rev 1998 Gen Ordinance
            4th Ser (FSA Insd).............................   5.250    08/01/21        4,885,465
   1,485    Philadelphia, PA Gas Wks Rev Eighteenth Ser
            (AGL)..........................................   5.250    08/01/20        1,605,137
   3,665    Philadelphia, PA Gas Wks Rev Fifth Ser A-1
            (AGL) (a)......................................   5.250    09/01/17        3,983,672
   5,000    State Pub Sch Bldg Auth PA Sch Lease
            Philadelphia Sch Dist Proj (FSA Insd)..........   5.250    06/01/26        5,356,500
                                                                                  --------------
                                                                                      37,753,002
                                                                                  --------------
            SOUTH CAROLINA  2.6%
   3,325    Columbia, SC Pkg Fac Rev Ser A (CIFG Insd).....   5.000    02/01/37        3,468,707
   5,170    Easley, SC Util Rev Impt & Rfdg (FSA Insd).....   5.000    12/01/34        5,431,602

See Notes to Financial Statements                                             25

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                                      COUPON    MATURITY       VALUE
------------------------------------------------------------------------------------------------
            SOUTH CAROLINA (CONTINUED)
$  3,000    Kershaw Cnty, SC Pub Schs Fndtn Installment Pwr
            Rev Dist Proj (CIFG Insd)......................   5.000%   12/01/30   $    3,154,950
   3,000    Kershaw Cnty, SC Pub Schs Fndtn Installment Pwr
            Rev Dist Proj (CIFG Insd)......................   5.000    12/01/31        3,152,430
   3,800    Scago Ed & Fac Corp for Cherokee Cnty SC Proj
            Ser B (FSA Insd)...............................   5.000    12/01/30        4,009,988
   6,500    South Carolina Jobs Econ Dev Auth Indl Rev Elec
            & Gas Co Proj Ser A (AMBAC Insd)...............   5.200    11/01/27        6,913,985
   4,000    South Carolina Jobs Econ Tuomey (CIFG Insd)....   5.000    11/01/30        4,200,320
                                                                                  --------------
                                                                                      30,331,982
                                                                                  --------------
            SOUTH DAKOTA  1.1%
   1,455    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
            Insd)..........................................   5.500    06/01/12        1,574,790
   5,205    South Dakota St Lease Rev Tr Ctf Ser A (FSA
            Insd)..........................................   6.625    09/01/12        5,856,770
   4,000    South Dakota St Lease Rev Tr Ctf Ser A (FSA
            Insd)..........................................   6.700    09/01/17        4,952,800
                                                                                  --------------
                                                                                      12,384,360
                                                                                  --------------
            TENNESSEE  0.2%
   3,000    White House Util Dist TN Impt & Rfdg (MBIA
            Insd) (c)......................................   4.250    01/01/32        2,906,250
                                                                                  --------------

            TEXAS  6.3%
   1,165    Alamo, TX Cmnty College Dist Combined Fee Rfdg
            (FSA Insd).....................................   5.000    11/01/22        1,222,493
   5,000    Brazos Riv Auth TX Rev Houston Ind Inc Proj Ser
            C (Variable Rate Coupon) (AMBAC Insd)..........   5.125    05/01/19        5,190,900
   1,900    Colorado Riv, TX Muni Wtr Dist Sys Rfdg (AMBAC
            Insd)..........................................   5.375    01/01/19        2,064,559
   3,055    Dallas Fort Worth, TX Intl Arpt Rols RR II
            291-1 (Inverse Fltg) (Acquired 07/19/04, Cost
            $3,448,667) (AMT) (FSA Insd) (a) (b)...........   7.113    11/01/19        3,621,030
   2,000    Dallas Fort Worth, TX Intl Arpt Rols RR II
            291-2 (Inverse Fltg) (Acquired 07/19/04, Cost
            $2,164,480) (AMT) (FSA Insd) (a) (b)...........   6.859    11/01/21        2,321,940
  22,500    Houston, TX Util Sys Rev First Lien Ser A Rfdg
            (FGIC Insd)....................................   5.250    05/15/23       24,378,300
   1,790    Laredo, TX Cmnty College Dist Combined Fee Rev
            Bldg Rfdg (AMBAC Insd).........................   5.300    08/01/26        1,878,838
   3,265    North Harris Cnty, TX Regl Wtr Sr Lien (MBIA
            Insd) (a)......................................   5.000    12/15/29        3,420,349
   3,000    Nueces Riv Auth TX Wtr Supply Rev Fac Corpus
            Christi Proj Rfdg (FSA Insd)...................   5.000    07/15/25        3,178,170
   2,000    Nueces Riv Auth TX Wtr Supply Rev Fac Corpus
            Christi Proj Rfdg (FSA Insd)...................   5.000    03/01/27        2,111,240
   2,220    Raven Hills, TX Higher Ed Corp Cardinal Vlg Llc
            Lamar Univ A (Prerefunded @ 08/01/13) (MBIA
            Insd)..........................................   5.500    08/01/28        2,463,911

 26                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                                      COUPON    MATURITY       VALUE
------------------------------------------------------------------------------------------------
            TEXAS (CONTINUED)
$  2,000    San Antonio, TX Hotel Occupancy Rev Sub Lien
            Ser A Rfdg (AMBAC Insd)........................   5.000%   08/15/29   $    2,076,680
   1,750    Tarrant Cnty, TX Hlth Fac Dev Corp Hlth Sys Rev
            Ser B (Escrowed to Maturity) (FGIC Insd).......   5.000    09/01/15        1,890,000
   1,060    Tarrant Regl Wtr Dist TX Impt Rfdg (FSA
            Insd)..........................................   5.250    03/01/18        1,144,630
   2,000    Tarrant Regl Wtr Dist TX Impt Rfdg (FSA
            Insd)..........................................   5.250    03/01/20        2,159,680
  10,000    Texas St Tpk Auth Cent TX Tpk First Tier Ser A
            (AMBAC Insd)...................................   5.500    08/15/39       10,832,700
   1,800    Tyler, TX Indpt Sch Dist (FSA Insd) (a)........   5.000    02/15/27        1,898,784
                                                                                  --------------
                                                                                      71,854,204
                                                                                  --------------
            UTAH  0.3%
   2,140    Murray City, UT Swr & Wtr Rev (AMBAC Insd).....   5.250    10/01/23        2,318,326
     560    Provo, UT Elec Rev 1984 Ser A Rfdg (Escrowed to
            Maturity) (AMBAC Insd).........................  10.375    09/15/15          734,530
                                                                                  --------------
                                                                                       3,052,856
                                                                                  --------------
            WASHINGTON  9.1%
   4,115    Chelan Cnty, WA Sch Dist No 246 (FSA Insd).....   5.000    12/01/21        4,354,946
  11,340    Energy Northwest WA Elec Rev Columbia
            Generating Ser A Rfdg (FSA Insd)...............   5.500    07/01/17       12,288,818
   4,500    Energy Northwest WA Elec Rev Proj No 3 Ser A
            Rfdg (FSA Insd)................................   5.500    07/01/17        4,876,515
  14,500    Energy Northwest WA Elec Rev Proj No 3 Ser A
            Rfdg (FSA Insd)................................   5.500    07/01/18       15,713,215
   5,000    Energy Northwest WA Elec Rev Proj No 3 Ser B
            Rfdg (FSA Insd)................................   6.000    07/01/16        5,612,950
   1,365    Energy Northwest WA Wind Proj (AMBAC Insd).....   5.000    07/01/23        1,427,694
   5,540    Everett, WA Wtr & Swr Rev (MBIA Insd)..........   5.000    12/01/29        5,859,049
   1,215    Fife, WA Wtr & Swr Rev (MBIA Insd) (a).........   5.000    04/01/24        1,279,820
   1,160    Fife, WA Wtr & Swr Rev (MBIA Insd) (a).........   5.000    04/01/29        1,215,030
   1,895    Fife, WA Wtr & Swr Rev (MBIA Insd).............   5.125    04/01/24        1,906,976
   2,500    Goat Hill Ppty WA Lease Rev Govt Office Bldg
            Proj (MBIA Insd)...............................   5.000    12/01/33        2,602,750
   1,025    Grant Cnty, WA Pub Util Dist No 2 Rev Second
            Ser C Rfdg (AMBAC Insd) (a)....................   6.000    01/01/17        1,041,103
   8,160    Klickitat Cnty, WA Pub Util Dist 001 Elec Rev
            Ser B Rfdg (FGIC Insd) (a).....................   5.000    12/01/26        8,698,886
   5,115    Lynnwood, WA Pub Fac Dist Rev Convention Ctr
            (AMBAC Insd)...................................   5.000    12/01/34        5,346,658
   4,185    Port Seattle, WA Rev Intermediate Lien Rfdg
            (XLCA Insd)....................................   5.000    02/01/27        4,432,919
   8,220    Port Seattle, WA Rev Intermediate Lien Rfdg
            (XLCA Insd)....................................   5.000    02/01/28        8,687,471
   2,000    Seattle, WA Muni Lt & Pwr Rev Impt & Rfdg (FSA
            Insd)..........................................   5.500    03/01/18        2,135,880
   2,565    Snohomish Cnty, WA Pub Util 1 (FSA Insd).......   5.500    12/01/23        2,792,464
     145    Snohomish Cnty, WA Pub Util 1 (FSA Insd).......   5.000    12/01/24          151,441

See Notes to Financial Statements                                             27

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                                      COUPON    MATURITY       VALUE
------------------------------------------------------------------------------------------------
            WASHINGTON (CONTINUED)
$  3,000    Spokane, WA Pub Fac Dist Hotel (MBIA Insd).....   5.250%   09/01/33   $    3,188,370
   2,000    Spokane, WA Pub Fac Dist Hotel (MBIA Insd).....   5.750    12/01/25        2,226,780
   2,420    Spokane, WA Pub Fac Dist Hotel (MBIA Insd).....   5.750    12/01/26        2,691,209
   1,465    Tacoma, WA Solid Waste Util Rev Rfdg
            (Prerefunded @ 12/01/11) (AMBAC Insd)..........   5.375    12/01/18        1,589,877
   2,075    Tacoma, WA Solid Waste Util Rev Rfdg
            (Prerefunded @ 12/01/11) (AMBAC Insd) (a)......   5.375    12/01/19        2,251,873
   1,600    Washington St Ser R 99A Rfdg (FGIC Insd).......   5.000    01/01/17        1,642,608
                                                                                  --------------
                                                                                     104,015,302
                                                                                  --------------
            WEST VIRGINIA  0.1%
   1,530    West Virginia Econ Dev Auth Lease Rev
            Correctional Juvenile & Pub-A (MBIA Insd)......   5.500    06/01/19        1,678,379
                                                                                  --------------

            WISCONSIN  0.8%
   1,350    Plover, WI Wtr Sys Rev (AMBAC Insd) (a)........   5.400    12/01/16        1,418,688
   1,500    Plover, WI Wtr Sys Rev (AMBAC Insd) (a)........   5.500    12/01/18        1,580,715
   1,405    Racine, WI Wtrwks Rev Sys Mtg (MBIA Insd)
            (a)............................................   5.250    09/01/16        1,504,095
     750    Wilmot, WI Un High Sch Dist Ser B Rfdg (FSA
            Insd)..........................................   5.000    03/01/23          809,070
   4,000    Wisconsin Pub Pwr Inc Sys Pwr Supply Sys Rev
            Ser A (AMBAC Insd).............................   5.000    07/01/37        4,191,840
                                                                                  --------------
                                                                                       9,504,408
                                                                                  --------------
            PUERTO RICO  0.3%
   3,000    Puerto Rico Indl Tourist Ed Med & Environmental
            Ctl Fac Hosp Aux (MBIA Insd)...................   6.250    07/01/16        3,020,100
                                                                                  --------------

TOTAL LONG-TERM INVESTMENTS  97.4%
  (Cost $1,055,660,190)........................................................    1,113,280,093
                                                                                  --------------

            SHORT-TERM INVESTMENTS  5.8%
   5,400    Atlanta, GA Wtr & Wastewtr Rev Ser C (FSA Insd)
            (f)............................................   3.850    11/01/41        5,400,000
  10,945    Bell Cnty, TX Hlth Fac Dev Corp Rev Hosp Scott
            & White 2001 Ser 2 (MBIA Insd) (f).............   3.890    08/15/31       10,945,000
   8,200    Blount Cnty, TN Pub Bldg Auth Loc Govt Pub Impt
            Ser D 5 B (XLCA Insd) (a)(f)...................   3.800    06/01/22        8,200,000
  11,200    Detroit, MI Swr Disp Rev Sr Lien Ser B (FSA
            Insd) (f)......................................   3.850    07/01/33       11,200,000
   2,700    Illinois Hlth Fac Auth Rev Univ Chicago Hosp
            (MBIA Insd) (f)................................   3.890    08/01/26        2,700,000
  15,500    Pinellas Cnty, FL Hlth Fac Pooled Hosp Ln Pgm
            Rfdg (AMBAC Insd) (f)..........................   3.850    12/01/15       15,500,000
   8,000    Sevier Cnty, TN Pub Bldg Auth Loc Govt Pub Impt
            Ser VI D3 (AMBAC Insd) (f).....................   3.800    06/01/33        8,000,000

 28                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                                      COUPON    MATURITY       VALUE
------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS (CONTINUED)
$  1,100    University Toledo, OH Gen Rcpt (FGIC Insd)
            (f)............................................   3.850%   06/01/32   $    1,100,000
   2,800    Wisconsin St Hlth & Ed Fac Auth Rev Gundersen
            Lutheran Ser B (FGIC Insd) (f).................   3.840    05/01/33        2,800,000
                                                                                  --------------

TOTAL SHORT-TERM INVESTMENTS 5.8%
  (Cost $65,845,000)...........................................................       65,845,000
                                                                                  --------------

TOTAL INVESTMENTS 103.2%
  (Cost $1,121,505,190)........................................................    1,179,125,093
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.2%)..................................      (36,521,131)
                                                                                  --------------

NET ASSETS  100.0%.............................................................   $1,142,603,962
                                                                                  ==============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) The Fund owns 100% of the outstanding bond issuance.

(b) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 3.1% of net assets.

(c) Securities purchased on a when-issued or delayed delivery basis.

(d) Security converts to a fixed coupon rate at a predetermined date.

(e) All or a portion of this security has been physically segregated in connection with open futures and swap contracts.

(f) Security includes a put feature allowing the Fund to periodically put the security back to the issuer at amortized cost on specified put dates. The interest rate shown represents the current interest rate earned by the Fund based on the most recent reset date.

AGL--Assured Guaranty Ltd.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

CIFG--CDC IXIS Financial Guaranty

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

See Notes to Financial Statements                                             29

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

FUTURES CONTRACTS OUTSTANDING AS OF SEPTEMBER 30, 2006:

                                                                              UNREALIZED
                                                                             APPRECIATION/
                                                                CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Notes 10-Year Futures December 2006 (Current
  Notional Value of $108,063 per contract)..................       890         $(958,483)

SWAP AGREEMENT OUTSTANDING AS OF SEPTEMBER 30, 2006:

INTEREST RATE SWAPS

                                                PAY/
                                              RECEIVE                          NOTIONAL    UNREALIZED
                            FLOATING RATE     FLOATING   FIXED    EXPIRATION    AMOUNT    APPRECIATION/
COUNTERPARTY                INDEX               RATE      RATE       DATE       (000)     DEPRECIATION
JP Morgan Chase Bank N.A.   USD-BMA
                            Municipal Swap
                            Index...........  Receive    4.096%    12/15/26    $71,900      $(926,662)

 30                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2006

ASSETS:
Total Investments (Cost $1,121,505,190).....................  $1,179,125,093
Cash........................................................       1,685,244
Receivables:
  Interest..................................................      13,962,138
  Investments Sold..........................................       1,297,148
  Fund Shares Sold..........................................         500,748
  Variation Margin on Futures...............................          83,437
Other.......................................................         301,181
                                                              --------------
    Total Assets............................................   1,196,954,989
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      49,356,004
  Fund Shares Repurchased...................................       1,803,581
  Income Distributions......................................         813,068
  Investment Advisory Fee...................................         476,501
  Distributor and Affiliates................................         359,852
Swap Contracts..............................................         926,662
Trustees' Deferred Compensation and Retirement Plans........         369,928
Accrued Expenses............................................         245,431
                                                              --------------
    Total Liabilities.......................................      54,351,027
                                                              --------------
NET ASSETS..................................................  $1,142,603,962
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,080,807,166
Net Unrealized Appreciation.................................      55,734,758
Accumulated Net Realized Gain...............................       5,001,190
Accumulated Undistributed Net Investment Income.............       1,060,848
                                                              --------------
NET ASSETS..................................................  $1,142,603,962
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,075,890,764 and 57,872,850 shares of
    beneficial interest issued and outstanding).............  $        18.59
    Maximum sales charge (4.75%* of offering price).........             .93
                                                              --------------
    Maximum offering price to public........................  $        19.52
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $43,023,552 and 2,317,026 shares of
    beneficial interest issued and outstanding).............  $        18.57
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $21,255,010 and 1,145,748 shares of
    beneficial interest issued and outstanding).............  $        18.55
                                                              ==============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,434,636 and 130,966 shares of
    beneficial interest issued and outstanding).............  $        18.59
                                                              ==============

*   On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             31

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended September 30, 2006

INVESTMENT INCOME:
Interest....................................................  $54,856,810
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    5,871,569
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $2,647,401, $498,684, and $217,789,
  respectively).............................................    3,363,874
Shareholder Services........................................      691,987
Legal.......................................................       79,880
Custody.....................................................       72,940
Trustees' Fees and Related Expenses.........................       46,285
Other.......................................................      556,770
                                                              -----------
    Total Expenses..........................................   10,683,305
    Less Credits Earned on Cash Balances....................       57,640
                                                              -----------
    Net Expenses............................................   10,625,665
                                                              -----------
NET INVESTMENT INCOME.......................................  $44,231,145
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 5,927,404
  Futures...................................................    5,316,471
  Swaps.....................................................   (1,329,464)
                                                              -----------
Net Realized Gain...........................................    9,914,411
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   60,107,152
                                                              -----------
  End of the Period:
    Investments.............................................   57,619,903
    Swaps...................................................     (926,662)
    Futures.................................................     (958,483)
                                                              -----------
                                                               55,734,758
                                                              -----------
Net Unrealized Depreciation During the Period...............   (4,372,394)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 5,542,017
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $49,773,162
                                                              ===========

 32                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                          FOR THE               FOR THE
                                                         YEAR ENDED            YEAR ENDED
                                                     SEPTEMBER 30, 2006    SEPTEMBER 30, 2005
                                                     ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................    $   44,231,145        $   45,435,392
Net Realized Gain..................................         9,914,411            18,143,294
Net Unrealized Depreciation During the Period......        (4,372,394)          (18,879,056)
                                                       --------------        --------------
Change in Net Assets from Operations...............        49,773,162            44,699,630
                                                       --------------        --------------

Distributions from Net Investment Income:
  Class A Shares...................................       (41,491,407)          (43,893,696)
  Class B Shares...................................        (1,533,329)           (1,921,231)
  Class C Shares...................................          (670,641)             (636,583)
  Class I Shares...................................           (78,466)               (9,817)
                                                       --------------        --------------
                                                          (43,773,843)          (46,461,327)
                                                       --------------        --------------

Distributions from Net Realized Gain:
  Class A Shares...................................       (22,486,062)          (10,259,399)
  Class B Shares...................................        (1,089,279)             (577,204)
  Class C Shares...................................          (456,473)             (180,088)
  Class I Shares...................................           (37,990)                  -0-
                                                       --------------        --------------
                                                          (24,069,804)          (11,016,691)
                                                       --------------        --------------
Total Distributions................................       (67,843,647)          (57,478,018)
                                                       --------------        --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................       (18,070,485)          (12,778,388)
                                                       --------------        --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................        74,704,286            76,930,648
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................        54,158,045            44,697,062
Cost of Shares Repurchased.........................      (162,232,377)         (138,280,579)
                                                       --------------        --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................       (33,370,046)          (16,652,869)
                                                       --------------        --------------
TOTAL DECREASE IN NET ASSETS.......................       (51,440,531)          (29,431,257)
NET ASSETS:
Beginning of the Period............................     1,194,044,493         1,223,475,750
                                                       --------------        --------------
End of the Period (Including accumulated
  undistributed net investment income of $1,060,848
  and $772,068, respectively)......................    $1,142,603,962        $1,194,044,493
                                                       ==============        ==============

See Notes to Financial Statements                                             33

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                              -----------------------------------------------------
                                              2006        2005       2004       2003       2002
                                            -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..................................  $  18.87    $  19.07   $  19.27   $  19.65   $  19.22
                                            --------    --------   --------   --------   --------
  Net Investment Income...................       .72(a)      .72        .76        .77        .81
  Net Realized and Unrealized Gain/Loss...       .09        (.01)       .02       (.23)       .87
                                            --------    --------   --------   --------   --------
Total from Investment Operations..........       .81         .71        .78        .54       1.68
                                            --------    --------   --------   --------   --------
Less:
  Distributions from Net Investment
    Income................................       .71         .74        .75        .74        .81
  Distributions from Net Realized Gain....       .38         .17        .23        .18        .44
                                            --------    --------   --------   --------   --------
Total Distributions.......................      1.09         .91        .98        .92       1.25
                                            --------    --------   --------   --------   --------
NET ASSET VALUE, END OF THE PERIOD........  $  18.59    $  18.87   $  19.07   $  19.27   $  19.65
                                            ========    ========   ========   ========   ========

Total Return (b)..........................     4.49%       3.77%      4.22%      2.90%      9.28%
Net Assets at End of the Period (In
  millions)...............................  $1,075.9    $1,114.2   $1,137.2   $1,209.9   $1,244.3
Ratio of Expenses to Average Net Assets...      .88%        .88%       .87%       .86%       .87%
Ratio of Net Investment Income to Average
  Net Assets..............................     3.87%       3.81%      3.99%      4.02%      4.30%
Portfolio Turnover........................       48%         66%        40%        61%        54%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 34                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                                 ----------------------------------------------
                                                2006      2005      2004      2003      2002
                                               ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $18.85    $19.05    $19.24    $19.63    $19.20
                                               ------    ------    ------    ------    ------
  Net Investment Income......................     .58(a)    .59       .62       .63       .66
  Net Realized and Unrealized Gain/Loss......     .09      (.02)      .02      (.24)      .88
                                               ------    ------    ------    ------    ------
Total from Investment Operations.............     .67       .57       .64       .39      1.54
                                               ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment Income...     .57       .60       .60       .60       .67
  Distributions from Net Realized Gain.......     .38       .17       .23       .18       .44
                                               ------    ------    ------    ------    ------
Total Distributions..........................     .95       .77       .83       .78      1.11
                                               ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...........  $18.57    $18.85    $19.05    $19.24    $19.63
                                               ======    ======    ======    ======    ======

Total Return (b).............................   3.71%     3.04%     3.43%     2.08%     8.47%
Net Assets at End of the Period (In
  millions)..................................  $ 43.0    $ 56.2    $ 66.4    $ 82.6    $ 87.2
Ratio of Expenses to Average Net Assets......   1.63%     1.64%     1.63%     1.62%     1.63%
Ratio of Net Investment Income to Average Net
  Assets.....................................   3.11%     3.05%     3.23%     3.26%     3.53%
Portfolio Turnover...........................     48%       66%       40%       61%       54%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             35

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                                 ----------------------------------------------
                                                2006      2005      2004      2003      2002
                                               ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $18.84    $19.04    $19.23    $19.62    $19.19
                                               ------    ------    ------    ------    ------
  Net Investment Income......................     .58(a)    .58       .62       .63       .67
  Net Realized and Unrealized Gain/Loss......     .08      (.01)      .02      (.24)      .87
                                               ------    ------    ------    ------    ------
Total from Investment Operations.............     .66       .57       .64       .39      1.54
                                               ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment Income...     .57       .60       .60       .60       .67
  Distributions from Net Realized Gain.......     .38       .17       .23       .18       .44
                                               ------    ------    ------    ------    ------
Total Distributions..........................     .95       .77       .83       .78      1.11
                                               ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...........  $18.55    $18.84    $19.04    $19.23    $19.62
                                               ======    ======    ======    ======    ======

Total Return (b).............................   3.66%     3.04%     3.43%     2.08%     8.48%
Net Assets at End of the Period (In
  millions)..................................  $ 21.3    $ 21.7    $ 19.9    $ 24.1    $ 22.1
Ratio of Expenses to Average Net Assets......   1.63%     1.64%     1.63%     1.62%     1.63%
Ratio of Net Investment Income to Average Net
  Assets.....................................   3.11%     3.05%     3.23%     3.25%     3.53%
Portfolio Turnover...........................     48%       66%       40%       61%       54%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 36                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           AUGUST 12, 2005
                                                                           (COMMENCEMENT OF
                                                           YEAR ENDED       OPERATIONS) TO
CLASS I SHARES                                            SEPTEMBER 30,     SEPTEMBER 30,
                                                              2006               2005
                                                          ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD................     $18.87             $18.93
                                                             ------             ------
  Net Investment Income.................................        .75(a)             .10
  Net Realized and Unrealized Gain/Loss.................        .10               (.06)
                                                             ------             ------
Total from Investment Operations........................        .85                .04
                                                             ------             ------
Less:
  Distributions from Net Investment Income..............        .75                .10
  Distributions from Net Realized Gain..................        .38                -0-
                                                             ------             ------
Total Distributions.....................................       1.13                .10
                                                             ------             ------
NET ASSET VALUE, END OF THE PERIOD......................     $18.59             $18.87
                                                             ======             ======

Total Return (b)........................................      4.75%               .20%*
Net Assets at End of the Period (In millions)...........     $  2.4             $  1.9
Ratio of Expenses to Average Net Assets.................       .63%               .64%
Ratio of Net Investment Income to Average Net Assets....      4.11%              4.06%
Portfolio Turnover......................................        48%                66%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             37

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The Fund commenced investment operations on December 14, 1984. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued using market quotations from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2006, the Fund had $49,356,004 when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2006, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................    $1,120,657,263
                                                                ==============
Gross tax unrealized appreciation...........................    $   58,510,653
Gross tax unrealized depreciation...........................           (42,823)
                                                                --------------
Net tax unrealized appreciation on investments..............    $   58,467,830
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended September 30, 2006 and 2005 was as follows:

                                                                 2006           2005
Distributions paid from:
  Ordinary income...........................................  $ 5,594,196    $ 1,834,335
  Tax-exempt income.........................................   43,813,499     46,489,249
  Long-term capital gain....................................   18,477,514      9,269,523
                                                              -----------    -----------
                                                              $67,885,209    $57,593,107
                                                              ===========    ===========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent difference relating to book to tax accretion differences totaling $114,771 was reclassified from accumulated undistributed net investment income to accumulated net realized gain. Additionally, a permanent difference relating to the Fund's investments in other regulated investment companies totaling $9,951 was reclassified from accumulated undistributed net investment income to accumulated net realized gain. A permanent book to tax difference of $6,200 was reclassed from accumulated net investment income to capital.

    As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $  362,927
Undistributed tax-exempt income.............................     1,719,881
Undistributed long-term capital gain........................     3,333,429

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized for tax purposes on open futures transactions on September 30, 2006.

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

F. INSURANCE EXPENSES The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the year ended September 30, 2006, the Fund's custody fee was reduced by $57,640 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .525%
Next $500 million...........................................       .500%
Next $500 million...........................................       .475%
Over $1.5 billion...........................................       .450%

    For the year ended September 30, 2006, the Fund recognized expenses of approximately $21,900 representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2006, the Fund recognized expenses of approximately $124,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2006, the Fund recognized expenses of approximately $549,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $257,791 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligations and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended September 30, 2006, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $169,800 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $87,300. Sales charges do not represent expenses of the Fund.

3. CAPITAL TRANSACTIONS

For the years ended September 30, 2006 and 2005, transactions were as follows:

                                            YEAR ENDED                     YEAR ENDED
                                        SEPTEMBER 30, 2006             SEPTEMBER 30, 2005
                                   ----------------------------    ---------------------------
                                     SHARES          VALUE           SHARES          VALUE
Sales:
  Class A........................   3,647,193    $   67,459,015     3,391,018    $  64,402,543
  Class B........................     145,733         2,695,598       254,051        4,816,384
  Class C........................     193,827         3,592,442       298,578        5,659,465
  Class I........................      52,223           957,231       108,413        2,052,256
                                   ----------    --------------    ----------    -------------
Total Sales......................   4,038,976    $   74,704,286     4,052,060    $  76,930,648
                                   ==========    ==============    ==========    =============
Dividend Reinvestment:
  Class A........................   2,782,083    $   51,372,658     2,239,715    $  42,453,709
  Class B........................      99,188         1,829,554        87,830        1,662,581
  Class C........................      45,556           839,386        30,180          570,946
  Class I........................       6,305           116,447           519            9,826
                                   ----------    --------------    ----------    -------------
Total Dividend Reinvestment......   2,933,132    $   54,158,045     2,358,244    $  44,697,062
                                   ==========    ==============    ==========    =============
Repurchases:
  Class A........................  (7,591,729)   $ (140,348,327)   (6,212,732)   $(117,927,260)
  Class B........................    (909,576)      (16,794,436)     (844,830)     (16,033,908)
  Class C........................    (248,131)       (4,575,867)     (219,186)      (4,154,336)
  Class I........................     (27,777)         (513,747)       (8,717)        (165,075)
                                   ----------    --------------    ----------    -------------
Total Repurchases................  (8,777,213)   $ (162,232,377)   (7,285,465)   $(138,280,579)
                                   ==========    ==============    ==========    =============

4. REDEMPTION FEES

The Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the year ended September 30, 2006, the Fund received redemption fees of approximately $800, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $536,339,837 and $574,524,736, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying a futures contract. Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes for duration and risk management purposes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, for the year ended September 30, 2006, were as follows:

                                                                CONTRACTS
Outstanding at September 30, 2005...........................       2,992
Futures Opened..............................................      10,944
Futures Closed..............................................     (13,046)
                                                                 -------
Outstanding at September 30, 2006...........................         890
                                                                 =======

B. INVERSE FLOATING RATE SECURITIES An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. These instruments are identified in the Portfolio of Investments.

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

C. INTEREST RATE SWAPS The Fund may enter into forward interest rate swap transactions intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. The Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Restricted cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $1,072,700 and $58,600 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. LEGAL MATTERS

The Adviser and certain affiliates of the Adviser are named as defendants in a derivative action which additionally names as defendants certain individual trustees of certain Van Kampen funds. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motion to dismiss the direct action and the motion to dismiss another derivative action brought by the same plaintiff that brought this derivative action, alleging market timing and late trading in the Van Kampen funds. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the market timing action. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be dismissed in light of the rulings dismissing the two cases discussed above. The Court has approved a notice to shareholders regarding the dismissal, which is located at the back of this Report.

10. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact to the Fund's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN INSURED TAX FREE INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen Insured Tax Free Income
Fund:

    We have audited the accompanying statement of assets and liabilities of Van Kampen Insured Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Insured Tax Free Income Fund at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Chicago, Illinois
November 14, 2006

VAN KAMPEN INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2006. The Fund designated 99.9% of the income distributions as a tax-exempt income distribution. The Fund designated and paid $18,477,514 as a long-term capital gain distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN INSURED TAX FREE INCOME FUND

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (61)            Trustee      Trustee     Chairman and Chief             71       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

Jerry D. Choate (68)          Trustee      Trustee     Prior to January 1999,         71       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN INSURED TAX FREE INCOME FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (66)             Trustee      Trustee     President of CAC, L.L.C.,      71       Trustee/Director/Managing
CAC, L.L.C.                                since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Quidel
San Diego, CA 92122-6223                               advisory services. Prior                Corporation, Stericycle,
                                                       to February 2001, Vice                  Inc., Ventana Medical
                                                       Chairman and Director of                Systems, Inc., and GATX
                                                       Anixter International,                  Corporation, and Trustee
                                                       Inc., a global                          of The Scripps Research
                                                       distributor of wire,                    Institute. Prior to
                                                       cable and communications                January 2005, Trustee of
                                                       connectivity products.                  the University of Chicago
                                                       Prior to July 2000,                     Hospitals and Health
                                                       Managing Partner of                     Systems. Prior to April
                                                       Equity Group Corporate                  2004, Director of
                                                       Investment (EGI), a                     TheraSense, Inc. Prior to
                                                       company that makes                      January 2004, Director of
                                                       private investments in                  TeleTech Holdings Inc.
                                                       other companies.                        and Arris Group, Inc.
                                                                                               Prior to May 2002,
                                                                                               Director of Peregrine
                                                                                               Systems Inc. Prior to
                                                                                               February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN INSURED TAX FREE INCOME FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (58)       Trustee      Trustee     Managing Partner of            71       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

R. Craig Kennedy (54)         Trustee      Trustee     Director and President of      71       Trustee/Director/Managing
1744 R Street, NW                          since 1993  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (71)            Trustee      Trustee     Prior to 1998, President       71       Trustee/Director/Managing
14 Huron Trace                             since 2003  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN INSURED TAX FREE INCOME FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (70)           Trustee      Trustee     President of Nelson            71       Trustee/Director/Managing
423 Country Club Drive                     since 1984  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (66)     Trustee      Trustee     President Emeritus and         71       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           71       Trustee/Director/Managing
(64)                                       since 1999  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN INSURED TAX FREE INCOME FUND

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (67)         Trustee      Trustee     Partner in the law firm        71       Trustee/Director/Managing
333 West Wacker Drive                      since 1984  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN INSURED TAX FREE INCOME FUND

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Ronald E. Robison (67)        President and            Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas   Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Officer                              since May 2003. Managing Director of Van Kampen Advisors
                                                                   Inc. since June 2003. Director of Investor Services since
                                                                   September 2002. Director of the Adviser, Van Kampen
                                                                   Investments and Van Kampen Exchange Corp. since January
                                                                   2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                   & Co. Incorporated. Managing Director and Director of Morgan
                                                                   Stanley Investment Management Inc. Chief Administrative
                                                                   Officer, Managing Director and Director of Morgan Stanley
                                                                   Investment Advisors Inc. and Morgan Stanley Services Company
                                                                   Inc. Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust.
                                                                   Executive Vice President and Principal Executive Officer of
                                                                   the Institutional and Retail Morgan Stanley Funds. Director
                                                                   of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                   Officer of Morgan Stanley Investment Management Inc. and
                                                                   Executive Vice President of funds in the Fund Complex from
                                                                   May 2003 to September 2005.

Dennis Shea (53)              Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
1221 Avenue of the Americas                            since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10020                                                 and Van Kampen Advisors Inc. Chief Investment Officer-Global
                                                                   Equity of the same entities since February 2006. Vice
                                                                   President of Morgan Stanley Institutional and Retail Funds
                                                                   since February 2006. Vice President of funds in the Fund
                                                                   Complex since March 2006. Previously, Managing Director and
                                                                   Director of Global Equity Research at Morgan Stanley from
                                                                   April 2000 to February 2006.

J. David Germany (52)         Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
25 Cabot Square                                        since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                       and Van Kampen Advisors Inc. Chief Investment Officer -
London, GBR E14 4QA                                                Global Fixed Income of the same entities since December
                                                                   2005. Managing Director and Director of Morgan Stanley
                                                                   Investment Management Ltd. Director of Morgan Stanley
                                                                   Investment Management (ACD) Limited since December 2003.
                                                                   Vice President of Morgan Stanley Institutional and Retail
                                                                   Funds since February 2006. Vice President of funds in the
                                                                   Fund Complex since March 2006.

VAN KAMPEN INSURED TAX FREE INCOME FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

Amy R. Doberman (44)          Vice President           Officer     Managing Director and General Counsel - U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas   and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                                 Complex.

John L. Sullivan (51)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (37)         Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   and Treasurer            since 2006  Chief Financial Officer and Treasurer of Morgan Stanley
New York, NY 10020                                                 Institutional Funds since 2002 and of Funds in the Fund
                                                                   Complex from January 2005 to August 2005 and since September
                                                                   2006.

                          Notice to Fund Shareholders

    As previously disclosed, a derivative action was filed on behalf of the Fund against the Fund's investment adviser, broker-dealer, distributor, and Trustees. The complaint alleges that defendants violated federal securities laws and state laws in connection with certain economic incentive programs. The case is pending before the Honorable Richard Owen, United States District Judge in the Southern District of New York. Defendants have filed a motion to dismiss the complaint in its entirety on numerous grounds, and that motion is still pending.

    On April 18, 2006, Judge Owen dismissed a separate lawsuit against Morgan Stanley and all of the same corporate defendants that are named in the derivative action. The Morgan Stanley suit related to the same incentive programs that are at issue in the derivative action, and asserted many of the same legal claims. In his decision, Judge Owen found that the programs do not violate federal law, and that defendants had made the appropriate disclosures concerning the programs. The plaintiffs in the Morgan Stanley suit did not appeal from the decision, and that decision is now final.

    In light of this decision by Judge Owen -- as well as several other decisions by other judges in the Southern District of New York and certain other courts that have dismissed similar complaints against other investment funds -- plaintiff in the derivative action has determined that the suit would be unsuccessful, if pursued further. Accordingly, plaintiff has asked Judge Owen to dismiss the action. No attorneys' fees will be paid by defendants and no consideration will be paid to the named plaintiff.

    All investors in the Fund are hereby provided notice of this proposed dismissal. If you object to the proposed dismissal, your objection must be mailed no later than December 29, 2006, in writing, to the Honorable Richard Owen, United States District Judge, United States Courthouse, Room 640, 500 Pearl Street, New York, NY 10007-1312. Copies of the objection must also be mailed to Denise Davis Schwartzman, Esquire, Chimicles & Tikellis LLP, 361 West Lancaster Avenue, Haverford, PA 19041; and Richard A. Rosen, Esquire, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019-6064.

  Van Kampen Insured Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Insured Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Insured Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2006 Van Kampen Funds Inc.
                                        All rights reserved. Member NASD/SIPC.

                                                                  32, 332, 532
                                                                TFIN ANR 11/06
    (VAN KAMPEN INVESTMENTS LOGO)                           RN06-03167P-Y09/06

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Strategic Municipal Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2006.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/06

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index from 9/30/96 through 9/30/06. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                               VAN KAMPEN STRATEGIC MUNICIPAL     LEHMAN BROTHERS MUNICIPAL BOND
                                                                        INCOME FUND                           INDEX
                                                               ------------------------------     ------------------------------
9/96                                                                        9523                              10000
                                                                            9629                              10113
                                                                            9756                              10298
                                                                            9742                              10255
                                                                            9753                              10274
                                                                            9832                              10369
                                                                            9788                              10230
                                                                            9854                              10316
                                                                            9954                              10471
                                                                           10055                              10583
                                                                           10337                              10876
                                                                           10269                              10774
9/97                                                                       10384                              10902
                                                                           10471                              10972
                                                                           10480                              11037
                                                                           10624                              11197
                                                                           10720                              11313
                                                                           10751                              11316
                                                                           10779                              11326
                                                                           10734                              11275
                                                                           10872                              11454
                                                                           10930                              11499
                                                                           10966                              11528
                                                                           11136                              11706
9/98                                                                       11261                              11852
                                                                           11216                              11851
                                                                           11238                              11893
                                                                           11260                              11923
                                                                           11356                              12065
                                                                           11308                              12012
                                                                           11321                              12029
                                                                           11364                              12059
                                                                           11324                              11989
                                                                           11159                              11816
                                                                           11180                              11859
                                                                           11021                              11764
9/99                                                                       10979                              11769
                                                                           10835                              11642
                                                                           10912                              11765
                                                                           10798                              11678
                                                                           10666                              11627
                                                                           10775                              11762
                                                                           10917                              12019
                                                                           10848                              11948
                                                                           10763                              11886
                                                                           10940                              12201
                                                                           11057                              12371
                                                                           11158                              12561
9/00                                                                       11118                              12496
                                                                           11112                              12632
                                                                           11080                              12728
                                                                           11166                              13042
                                                                           11227                              13172
                                                                           11314                              13213
                                                                           11410                              13332
                                                                           11308                              13187
                                                                           11414                              13329
                                                                           11494                              13418
                                                                           11626                              13617
                                                                           11803                              13842
9/01                                                                       11726                              13795
                                                                           11807                              13959
                                                                           11738                              13842
                                                                           11657                              13711
                                                                           11754                              13949
                                                                           11835                              14117
                                                                           11743                              13840
                                                                           11879                              14111
                                                                           11951                              14196
                                                                           12060                              14346
                                                                           12161                              14531
                                                                           12225                              14705
9/02                                                                       12345                              15028
                                                                           12185                              14778
                                                                           12212                              14717
                                                                           12371                              15028
                                                                           12314                              14990
                                                                           12465                              15199
                                                                           12426                              15208
                                                                           12540                              15309
                                                                           12751                              15667
                                                                           12789                              15601
                                                                           12525                              15055
                                                                           12596                              15167
9/03                                                                       12864                              15613
                                                                           12896                              15534
                                                                           12988                              15696
                                                                           13070                              15826
                                                                           13173                              15917
                                                                           13356                              16156
                                                                           13328                              16100
                                                                           13101                              15719
                                                                           13087                              15662
                                                                           13134                              15719
                                                                           13284                              15926
                                                                           13519                              16245
9/04                                                                       13619                              16331
                                                                           13740                              16472
                                                                           13736                              16336
                                                                           13972                              16535
                                                                           14113                              16690
                                                                           14158                              16634
                                                                           14161                              16529
                                                                           14357                              16790
                                                                           14523                              16909
                                                                           14656                              17013
                                                                           14724                              16937
                                                                           14881                              17108
9/05                                                                       14674                              16992
                                                                           14610                              16889
                                                                           14702                              16970
                                                                           14914                              17116
                                                                           14981                              17162
                                                                           15173                              17278
                                                                           15172                              17158
                                                                           15194                              17153
                                                                           15308                              17229
                                                                           15354                              17164
                                                                           15561                              17368
                                                                           15781                              17626
9/06                                                                       15909                              17749

                               A SHARES                B SHARES                C SHARES
                               6/28/85                 4/30/93                 8/13/93
---------------------------------------------------------------------------------------------
                                      W/ MAX                   W/MAX                  W/ MAX
                                       4.75%                   4.00%                   1.00%
AVERAGE ANNUAL           W/O SALES     SALES     W/O SALES     SALES     W/O SALES     SALES
TOTAL RETURNS             CHARGES     CHARGES     CHARGES     CHARGES     CHARGES     CHARGES

Since Inception            6.68%       6.44%       5.07%       5.07%       4.76%       4.76%

10-year                    5.27        4.75        4.62        4.62        4.54        4.54

5-year                     6.29        5.26        5.50        5.26        5.64        5.64

1-year                     8.41        3.26        7.54        3.54        7.55        6.55
---------------------------------------------------------------------------------------------

30 day SEC Yield                4.54%                   4.02%                   3.98%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares seven years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

Fund Report

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2006

MARKET CONDITIONS

Against the backdrop of strong economic growth, good employment data and inflationary pressures stemming from rising oil prices, the Federal Open Market Committee (the "Fed") continued its tightening campaign during the first nine months of the reporting period, raising the federal funds target rate six times to 5.25 percent at the end of June. As the months progressed, however, economic growth moderated as consumer spending and housing weakened while inflation concerns eased, prompting investors to speculate that the Fed would take a break from rate increases. In August the Fed did pause, ending a two-year run of 17 consecutive rate increases -- the longest stretch of increases in 25 years. At its September meeting, the Fed again kept its target rate unchanged, and indicated that any future rate increases would be driven by the weight of economic data.

As a result of the improved outlook for the fixed income market, yields on longer-maturity municipal bonds fell dramatically in the latter months of the reporting year, ultimately ending at the lowest level in decades. Yields on shorter-maturity municipal bonds, however, moved higher. Accordingly, the slope of the municipal yield curve flattened as the spread between short-term and long-term interest rates narrowed.

Demand for municipal bonds continued to be strong during the period. In fact, inflows into municipal bond funds were 45 percent higher year-to-date through September than for the same period last year, much of which went into high yield mutual funds. Because prevailing interest rates were still at relatively low levels, investors increasingly sought out lower-quality, higher yielding bonds. The increased demand for high yield bonds led this segment of the market to considerably outperform high-grade issues. In addition, long-term bonds continued to earn the best returns, while the short end of the curve posted the lowest returns as Fed rate increases moved yields in this portion of the curve higher.

Although municipal bond issuance remained brisk in the last quarter of 2005, volume declined throughout the remaining months of the period. As of the end of September, national municipal bond issuance was down 14 percent for 2006. The reduced supply, coupled with growing demand, further fueled municipal bond performance.

PERFORMANCE ANALYSIS

The fund returned 8.41 percent for the 12 months ended September 30, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 4.45 percent for the period.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2006

--------------------------------------------------------------
                                      LEHMAN BROTHERS
      CLASS A   CLASS B   CLASS C   MUNICIPAL BOND INDEX

       8.41%     7.54%     7.55%           4.45%
--------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

A variety of factors contributed to the fund's strong performance during the reporting year. The fund's allocation to high yield bonds and lower rated bonds was a considerable driver of performance. Given the relatively low level of interest rates, investors seeking yield turned to the high yield bond market, which led to further tightening of credit spreads. (Credit spreads measure the added compensation investors require to assume risk. When credit spreads tighten, bonds with lower credit ratings generally outperform higher quality bonds.) At the same time, supply of new high yield bonds continued to decline. The combination of steep demand, narrowing spreads, and decreasing supply served as catalysts to the high yield market. The fund's high yield holdings realized price appreciation, especially in the health care, special tax district and master settlement tobacco bonds.

The fund made a major sector change which allowed the fund to capture considerable gains during the period. August, we sold the portfolio's holdings in special facility airline revenue bonds, which represented over 10 percent of the fund's holdings. The airline industry has made a significant turnaround since September 11, 2001. Consequently, these bonds rallied sharply from their very depressed levels of only a few years ago. We believed that the prices bonds were trading at in the summer did not adequately reflect the geopolitical and oil price risks inherent in the industry. We therefore decided this was a good time for the fund to exit the sector and lock in gains.

The funds from sale of airline issues were primarily redeployed to increasing the portfolio's exposure to inverse floating-rate securities,* which offered attractive yields. At the same time, we initiated hedging strategies to help offset the additional price volatility of these derivatives. Inverse floaters held by the fund

*An inverse floating-rate security, or "inverse floater", is a variable rate security whose coupon rate changes in the opposite direction from the change in the reference rate used to calculate the coupon rate.

carry a AAA rating and, as such, the fund's allocation to higher-rated bonds increased while the non-rated portion of the portfolio declined to approximately 60 percent of holdings as of the end of the period.

While the fund outperformed its benchmark for the reporting period, the Lehman Brothers Municipal Bond Index, a few isolated issues declined due to security-specific reasons. Holdings in the higher education and affordable senior housing sectors also tempered performance early in the period.

The fund remained well diversified across the municipal bond market. As of September 30, 2006, the life care, acute care, and special tax/assessment district sectors represented the largest sector weightings.

We closely manage the growth of the fund's asset base as an important part of our commitment to the fund's existing shareholders. Based on our analysis of the supply and demand trends in the market, we believed the prudent course was to keep the fund closed to new investors during the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

RATINGS ALLOCATIONS AS OF 9/30/06
AAA/Aaa                                                           7.7%
AA/Aa                                                             6.9
A/A                                                               4.4
BBB/Baa                                                          13.1
BB/Ba                                                             2.7
B/B                                                               0.9
CCC/Caa                                                           0.2
Non-Rated                                                        64.1

TOP FIVE SECTORS AS OF 9/30/06
Hospital                                                         17.5%
Life Care                                                        16.3
Special Tax District                                             14.7
Tobacco Settlement                                                5.3
Public Buildings                                                  4.9

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 9/30/06
Florida                                                          10.7%
California                                                        8.7
Illinois                                                          7.7
New York                                                          7.5
Texas                                                             6.0
Minnesota                                                         4.6
Pennsylvania                                                      4.3
New Jersey                                                        3.6
Ohio                                                              3.4
Colorado                                                          3.4
Missouri                                                          3.1
Michigan                                                          3.0
Tennessee                                                         2.9
Arizona                                                           2.7
Virginia                                                          2.6
Massachusetts                                                     1.9
Alaska                                                            1.8
Oklahoma                                                          1.8
Puerto Rico                                                       1.7
South Carolina                                                    1.5
Maryland                                                          1.5
Georgia                                                           1.3
Wisconsin                                                         1.3
District of Columbia                                              1.1
Iowa                                                              0.9
Indiana                                                           0.9
Alabama                                                           0.9
Louisiana                                                         0.8
Oregon                                                            0.8
South Dakota                                                      0.8
Washington                                                        0.6
New Hampshire                                                     0.6
Nevada                                                            0.5
New Mexico                                                        0.5

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 9/30/06
                                       (continued from previous page)
Connecticut                                                       0.4
Hawaii                                                            0.4
Wyoming                                                           0.3
Kansas                                                            0.3
Rhode Island                                                      0.3
North Carolina                                                    0.3
U. S. Virgin Islands                                              0.2
Utah                                                              0.2
Idaho                                                             0.2
Montana                                                           0.2
Delaware                                                          0.2
North Dakota                                                      0.2
Vermont                                                           0.1
Mississippi                                                       0.0*
                                                                -----
Total Long-Term Investments                                      98.7%
Short-Term Investments                                            0.3
Other Assets In Excess Of Liabilities                             1.0
                                                                -----
Net Assets                                                      100.0%

* Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocations are as a percentage of long-term investments. Sectors are as a percentage of total investments. Summary of investments by state classification is as a percentage of total net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/06 - 9/30/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/06           9/30/06       4/1/06-9/30/06
Class A
  Actual......................................    $1,000.00        $1,048.54          $4.31
  Hypothetical................................     1,000.00         1,020.87           4.26
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,044.69           8.15
  Hypothetical................................     1,000.00         1,017.07           8.04
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,044.28           8.15
  Hypothetical................................     1,000.00         1,017.07           8.04
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.84%, 1.59%, and 1.59% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors
 10
together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  98.7%
          ALABAMA  0.9%
$2,000    Alabama Drinking Wtr Fin Auth Revolving
          Fd Ln Ser C (AMBAC Insd).................         5.375%  08/15/23   $    2,122,540
 1,000    Alabama Drinking Wtr Fin Auth Revolving
          Fd Ln Ser C (AMBAC Insd).................         5.750   08/15/18        1,081,060
 2,000    Alabama Wtr Pollutn Ctl Auth (AMBAC
          Insd)....................................         5.750   08/15/18        2,153,740
 1,500    Alexander City, AL Spl Care Fac Fin Auth
          Med Fac Rev Russell Hosp Corp Ser A......         5.750   12/01/36        1,563,810
 1,000    Butler, AL Indl Dev Brd Solid GA Pacific
          Corp Proj Rfdg (AMT).....................         5.750   09/01/28        1,024,660
 1,500    Colbert Cnty Northwest Auth Hlthcare
          Fac......................................         5.750   06/01/27        1,570,350
   250    Huntsville Redstone Vlg, AL Spl Care Fac
          Fin Auth Ser A...........................         8.250   12/01/32          272,672
 2,500    Huntsville/Carlton Cove, AL Carlton Cove
          Inc Proj Ser A...........................         7.000   11/15/17        1,356,975
     3    Mobile, AL Indl Dev Brd Solid Waste Disp
          Rev Mobile Energy Svc Co Proj Rfdg.......         6.950   01/01/20              293
 1,395    Valley, AL Spl Care Fac Fin Auth Rev
          Lanier Mem Hosp Ser A....................         5.600   11/01/16        1,429,749
 1,750    Valley, AL Spl Care Fac Fin Auth Rev
          Lanier Mem Hosp Ser A....................         5.650   11/01/22        1,791,492
                                                                               --------------
                                                                                   14,367,341
                                                                               --------------
          ALASKA  1.8%
 1,320    Alaska Indl Dev & Expt Auth Williams
          Lynxs AK Cargoport (Acquired 05/17/01,
          Cost $1,320,000) (AMT)...................         7.800   05/01/14        1,406,777
 3,890    Juneau, AK City & Borough Rev Saint Anns
          Care Ctr Proj............................         6.875   12/01/25        3,999,037
25,000    Northern Tob Securitization Corp. Asset
          Bkd Ser A................................         5.000   06/01/46       25,069,250
                                                                               --------------
                                                                                   30,475,064
                                                                               --------------
          ARIZONA  2.7%
 1,000    Arizona Hlth Fac Auth Rev Terraces Proj
          Ser A....................................         7.500   11/15/23        1,127,360
 1,250    Arizona Hlth Fac Auth Rev Terraces Proj
          Ser A....................................         7.750   11/15/33        1,411,812
 5,770    Cochise Cnty, AZ Indl Dev Sierra Vista
          Cmnty Hosp Ser A Rfdg....................         6.750   12/01/26        5,895,209
   500    Flagstaff, AZ Indl Dev Auth Rev Sr Living
          Cmnty Northn AZ Proj.....................         6.300   09/01/38          504,760
   985    Flagstaff, AZ Indl Dev Auth Rev Sr Living
          Cmnty Northn AZ Proj.....................         7.500   03/01/35        1,074,822
 7,000    Glendale, AZ Indl Dev Auth Rfdg..........         5.000   12/01/35        7,131,600
 4,000    Maricopa Cnty, AZ Hlth Fac Rev Catholic
          Hlthcare West Ser A......................         5.500   07/01/26        4,288,880

See Notes to Financial Statements                                             13

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          ARIZONA (CONTINUED)
$2,290    Maricopa Cnty, AZ Indl Dev Christian Care
          Mesa Inc Proj Ser A (Prerefunded @
          04/01/07)................................         7.750%  04/01/15   $    2,379,516
 2,000    Maricopa Cnty, AZ Indl Dev Christian Care
          Mesa Inc Proj Ser A (Prerefunded @
          04/01/07)................................         7.875   04/01/27        2,079,360
 1,500    Peoria, AZ Indl Dev Auth Rev Sierra Winds
          Life Ser A Rfdg..........................         6.375   08/15/29        1,555,230
 2,525    Pima Cnty, AZ Indl Dev Auth Ed Rev Fac
          Choice Ed & Dev Corp Proj................         6.250   06/01/26        2,577,040
 1,865    Pima Cnty, AZ Indl Dev Auth Ed Rev Fac
          Milestones Charter Sch Proj..............         6.750   11/01/33        1,905,191
 1,590    Pima Cnty, AZ Indl Dev Auth Ed Rev Fac
          P.L.C Charter Sch Proj...................         6.500   04/01/26        1,685,352
 2,805    Pima Cnty, AZ Indl Dev Auth Ed Rev Fac
          P.L.C Charter Sch Proj...................         6.750   04/01/36        2,992,346
 4,225    Pima Cnty, AZ Indl Dev Auth Ed Rev Fac
          Premier & Air Co.........................         7.000   09/01/35        4,296,022
   800    Pima Cnty, AZ Indl Dev Auth Fac Skyline
          Tech High Sch Proj.......................         7.500   02/01/34          814,096
 1,000    Pima Cnty, AZ Indl Dev Auth Rev La Posada
          at Park Ctr Ser A........................         7.000   05/15/27        1,029,100
   790    Red Hawk Canyon Cmnty Fac Dist No 2 AZ
          Dist Assmt Rev Ser A.....................         6.500   12/01/12          808,857
 2,080    Tucson, AZ Multi-Family Rev Hsg Catalina
          Asstd Living Ser A (AMT).................         6.500   07/01/31        1,819,896
                                                                               --------------
                                                                                   45,376,449
                                                                               --------------
          CALIFORNIA  8.7%
 1,000    ABAG Fin Auth Nonprofit Corp CA Amern
          Baptist Homes Ser A Rfdg.................         5.850   10/01/27        1,014,840
 1,000    Beaumont, CA Fin Auth Loc Agy Ser A......         5.600   09/01/25        1,055,410
 2,000    Beaumont, CA Fin Auth Loc Agy Ser A......         5.650   09/01/30        2,121,620
 2,000    Beaumont, CA Fin Auth Loc Agy Ser A......         5.700   09/01/35        2,109,920
 1,000    Beaumont, CA Fin Auth Loc Agy Ser D......         5.800   09/01/35        1,059,120
 1,000    Blythe, CA Redev Agy Proj................         5.750   05/01/34        1,053,580
 1,000    Brentwood, CA Infrastructure Auth Rev....         5.875   09/02/34        1,030,520
 3,750    California Health Fac Fin Auth Rev
          (Inverse Fltg) (Acquired 07/27/06, Cost
          $3,869,625) (a) (b)......................         8.054   11/15/34        4,204,725
 3,000    California Pollutn Ctl Fin Auth Solid
          Waste Disp Rev Solid Waste Mgmt Inc Proj
          Ser A 2 (AMT)............................         5.400   04/01/25        3,178,380
 6,150    California St Drivers Ser 1267 (Inverse
          Fltg) (Acquired 03/14/06, Cost
          $7,554,537) (a) (b)......................         8.853   02/01/12        7,752,936
 5,000    California St Rites Pa 1366 (Inverse
          Fltg) (Acquired 03/23/06, Cost
          $6,244,600) (a) (b)......................         8.987   11/01/26        6,420,800

 14                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$6,485    California St Rites Pa 1396 Ser B (Acquired
          08/08/06, Cost $7,527,529) (Inverse Fltg)
          (a) (b)....................................       8.000%  09/01/27   $    8,036,731
 1,000    California Statewide Cmnty Dev Auth Elder
          Care Alliance Ser A........................       8.250   11/15/32        1,098,560
   940    California Statewide Cmnty Dev Auth
          Multi-Family Rev Hsg Heritage Pointe Sr Apt
          Ser QQ (Acquired 02/19/02, Cost $937,650)
          (AMT) (a)..................................       7.500   10/01/26          977,374
 8,000    California Statewide Cmnty Dev Auth Rev
          Rols RR II R 571CE 1 (Inverse Fltg)
          (Acquired 05/30/06, Cost $8,635,360) (a)
          (b)........................................       7.232   03/01/45        9,678,800
 1,000    California Statewide Cmnty Dev Auth San
          Francisco Art Institute (Acquired 07/05/02,
          Cost $1,000,000) (a).......................       7.375   04/01/32        1,066,360
 1,000    Chino, CA Cmnty Fac Dist No 03 Impt Area
          1..........................................       5.700   09/01/29        1,048,680
 5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
          Rev (Escrowed to Maturity) (MBIA Insd).....      *        09/01/17        2,537,300
 1,500    Corona-Norco, CA Univ Sch Dist Pub Fin Auth
          Spl Tax Rev Ser A..........................       5.800   09/01/35        1,548,660
 2,300    Foothill/Eastern Tran Corridor Agy CA Toll
          Rd Rev (MBIA Insd).........................      *        01/15/18        1,310,655
15,000    Golden St Tob Securitization Corp CA Tob
          Settlement Rev Rols RR II R 448CE (Inverse
          Fltg) (Acquired 11/10/05, Cost $14,652,000)
          (a) (b)....................................       6.038   06/01/45       15,772,800
   800    Golden St Tob Securitization Corp CA Tob
          Settlement Ser 2003 A-1....................       6.750   06/01/39          906,632
 2,720    Golden St Tob Securitization Corp. Rols RR
          II R 633 (Inverse Fltg) (Acquired 09/08/06,
          Cost $3,066,229) (Ambac Insd) (a)..........       8.358   06/01/45        3,143,014
 1,750    Huntington Beach, CA Cmnty No 2003 1
          Huntington Ctr.............................       5.800   09/01/23        1,808,362
 2,000    Indio, CA Redev Agy Tax Alloc Sub Merged
          Proj Area Ser B............................       6.375   08/15/33        2,180,520
   500    Indio, CA Redev Agy Tax Alloc Sub Merged
          Proj Area Ser B............................       6.500   08/15/34          549,160
 1,000    Jurupa, CA Cmnty Svc Dist Spl Cmnty Fac
          Dist No 4 Ser A............................       5.700   09/01/34        1,032,270
 1,780    Lake Elsinore, CA Pub Fin Auth Loc Agy Rev
          Ser F......................................       7.100   09/01/20        1,862,272
 2,500    Lake Elsinore, CA Spl Tax Cmnty Fac Dist 2
          Area AA....................................       5.450   09/01/36        2,571,925
 1,000    Lee Lake Wtr Dist CA Cmnty Fac Dist No 1
          Spl Tax Sycamore Creek.....................       6.000   09/01/33        1,073,830

See Notes to Financial Statements                                             15

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$  905    Lincoln, CA Spl Tax Cmnty Fac Dist No 2003
          Ser 1......................................       6.000%  09/01/34   $      967,780
 3,545    Los Angeles, CA Hbr Dept Rev Rites Pa 1397
          Ser A (Inverse Fltg).......................       8.155   08/01/22        4,534,303
 2,100    Los Angeles, CA Hbr Dept Rev Rites Pa 1397
          Ser B (Inverse Fltg).......................       8.155   08/01/23        2,686,047
 1,395    Millbrae, CA Residential Fac Rev Magnolia
          of Millbrae Proj Ser A (AMT)...............       7.375   09/01/27        1,454,455
 1,000    Murrieta, CA Cmnty Fac Dist No 2 the Oaks
          Impt Area A................................       5.900   09/01/27        1,061,250
 1,000    Murrieta, CA Cmnty Fac Dist No 2 the Oaks
          Impt Area A................................       6.000   09/01/34        1,066,390
 1,000    Murrieta, CA Cmnty Fac Dist No 2 the Oaks
          Impt Area B................................       6.000   09/01/27        1,067,740
 3,000    Northstar Cmnty Svc Dist CA Spl Tax Cmnty
          Fac Dist No 1..............................       5.450   09/01/28        3,065,820
 1,000    Palmdale, CA Spl Tax Cmnty Fac 03-1
          Anaverde A.................................       5.350   09/01/30        1,032,210
 1,100    Palmdale, CA Spl Tax Cmnty Fac 03-1
          Anaverde A.................................       5.400   09/01/35        1,133,605
 1,000    Perris, CA Cmnty Fac Dist Spl Tax No 01-2
          Ser A......................................       6.375   09/01/32        1,086,490
 2,000    Rancho Cordova Cmnty Fac Dist CA Spl Tax No
          2003 1 Sunridge Anatolia...................       5.500   09/01/37        2,055,960
 2,000    Riverside, CA Univ Sch Dist Tax Cmnty Fac
          Dist 15 Impt Area 1........................       5.550   09/01/30        2,063,300
 6,000    San Jose, CA Multi-Family Hsg Rev Helzer
          Courts Apt Proj Ser A (AMT)................       6.400   12/01/41        6,082,140
 2,000    San Marcos, CA Pub Fac Auth Spl Tax Rev Ser
          A..........................................       5.650   09/01/36        2,066,560
 3,000    Temecula, CA Pub Fin Auth Spl Tax Roripaugh
          Cmnty Fac Dist 03-2........................       5.500   09/01/36        2,810,220
35,000    Tobacco Securitization Southn CA Tob
          Settlement Cabs-First Sub..................      *        06/01/46        3,152,100
27,200    Tobacco Securitization Southn CA Tob
          Settlement Cabs-Second Sub.................      *        06/01/46        2,269,296
47,000    Tobacco Securitization Southn CA Tob
          Settlement Cabs-Third Sub..................      *        06/01/46        3,058,290
 1,000    Upland, CA Cmnty Fac Dist 2003 San Antonio
          Impt 1 A...................................       5.900   09/01/24        1,060,770
 1,500    Upland, CA Cmnty Fac Dist 2003 San Antonio
          Impt 1 A...................................       6.000   09/01/34        1,584,540
 1,965    Vallejo, CA Ctf Partn Touro Univ...........       7.250   06/01/16        2,098,620
   945    Vallejo, CA Pub Fin Auth Loc Hiddenbrooke
          Impt Dist Ser A............................       5.800   09/01/31          971,224

 16                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$1,000    Woodland, CA Spl Tax Cmnty Fac Dist 1
          Spring Lake................................       6.250%  09/01/34   $    1,098,220
 1,800    Yuba City, CA Redev Agy Tax Proj Ser A.....       6.000   09/01/31        1,924,362
 3,000    Yuba City, CA Redev Agy Tax Proj Ser A.....       6.000   09/01/39        3,195,120
                                                                               --------------
                                                                                  143,852,568
                                                                               --------------
          COLORADO  3.4%
 1,060    Beacon Pt Metro Dist CO Ser A..............       6.125   12/01/25        1,127,140
 1,005    Beacon Pt Metro Dist CO Ser A..............       6.250   12/01/35        1,072,425
 1,000    Bromley Pk Metro Dist CO No 2 Ser B........       8.050   12/01/32        1,080,550
 1,000    Castle Oaks Metro Dist CO Ltd Tax..........       6.000   12/01/25        1,046,920
 1,500    Castle Oaks Metro Dist CO Ltd Tax..........       6.125   12/01/35        1,574,955
   795    Colorado Ed & Cultural Fac Charter Sch
          Frontier Academy...........................       7.250   06/01/20          852,057
 2,000    Colorado Hlth Fac Auth Rev Baptist Home
          Assn Ser A.................................       6.375   08/15/24        2,000,080
 2,000    Colorado Hlth Fac Auth Rev Baptist Home
          Assn Ser B (Variable Rate Coupon)..........       6.500   08/15/27        1,989,260
 1,060    Colorado Hlth Fac Auth Rev Christian Living
          Campus Proj Ser A..........................       7.050   01/01/19        1,076,070
 2,000    Colorado Intl Ctr Metro Dist No 3 (FGIC
          Insd)......................................       6.500   12/01/35        2,082,060
 2,000    Copperleaf Met Dist No 2 CO (Acquired
          09/15/06, Cost $2,000,000) (a).............       5.950   12/01/36        2,038,780
 3,765    Denver, CO City & Cnty Arpt Revdrivers Ser
          1450 (Inverse Fltg) (Acquired 08/11/06,
          Cost $4,512,955) (XLCA Insd) (a)...........       7.825   05/15/14        4,831,662
 3,750    Denver, CO Convention Ctr Hotelrols RR II R
          618 (Inverse Fltg) (Acquired 08/30/06, Cost
          $4,317,600) (a)............................       8.298   12/01/35        4,495,050
 3,425    Denver, CO Hlth & Hosp Auth Ser A Rfdg.....       6.250   12/01/33        3,824,629
 2,500    Elk Vly, CO Pub Impt Fee Ser A.............       7.300   09/01/22        2,685,175
 1,150    High Plains Metro Dist CO Ser A............       6.125   12/01/25        1,222,841
 2,250    High Plains Metro Dist CO Ser A............       6.250   12/01/35        2,400,952
   615    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
          Proj Ser A.................................       6.750   10/01/14          512,393
 1,920    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
          Proj Ser A (AMT)...........................       7.000   10/01/18        1,554,048
 4,700    Lake Creek Affordable Hsg Corp Hsg Proj Ser
          A Rfdg.....................................       6.250   12/01/23        4,918,080
   500    Neu Towne, CO Metro Dist...................       7.250   12/01/34          549,845
 3,500    Northwest CO Metro Dist No 3 Ltd Tax.......       6.125   12/01/25        3,716,440
 1,500    Salida, CO Hosp Dist Rev (d)...............       5.250   10/01/36        1,492,140
 1,000    Serenity Ridge, CO Metro Dist No 2.........       7.500   12/01/34        1,115,830
 1,672    Skyland Metro Dist CO Gunnison Cnty Rfdg...       6.750   12/01/22        1,724,049
 1,000    Southlands Metro Dist No 1 CO..............       7.000   12/01/24        1,106,230

See Notes to Financial Statements                                             17

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$1,000    Vista Ridge Met Dist, CO Ref Ltd Tax Sub
          Ser B......................................       6.625%  12/01/40   $    1,008,940
 1,000    Wheatlands Metro Dist No 2 CO Ltd Tax......       6.000   12/01/25        1,033,730
 1,500    Wheatlands Metro Dist No 2 CO Ltd Tax......       6.125   12/01/35        1,553,025
                                                                               --------------
                                                                                   55,685,356
                                                                               --------------
          CONNECTICUT  0.4%
 1,500    Connecticut St Dev Auth Indl Afco Cargo
          Bldg LLC Proj (AMT)........................       8.000   04/01/30        1,631,145
 2,000    Mohegan Tribe Indians CT Pub Impt Priority
          Dist (Acquired 09/27/01, Cost $1,955,120)
          (a)........................................       6.250   01/01/31        2,132,960
 3,500    Mohegan Tribe Indians CT Pub Impt Priority
          Dist (Acquired 11/03/04, Cost $3,418,565)
          (a)........................................       5.250   01/01/33        3,545,815
                                                                               --------------
                                                                                    7,309,920
                                                                               --------------
          DELAWARE  0.2%
   850    Sussex Cnty, DE Rev Adj First Mtg Cadbury
          Lewes Ser A................................       5.900   01/01/26          886,592
 1,000    Sussex Cnty, DE Rev Adj First Mtg Cadbury
          Lewes Ser A................................       6.000   01/01/35        1,044,640
 1,060    Wilmington, DE Multi-Family Rent Rev Hsg
          Electra Arms Sr Assoc Proj (AMT)...........       6.250   06/01/28        1,083,733
                                                                               --------------
                                                                                    3,014,965
                                                                               --------------
          DISTRICT OF COLUMBIA  1.1%
28,940    District Columbia Tob Settlement Fin Corp
          Ser A......................................      *        06/15/46        2,572,477
17,500    District Columbia Tob Settlement Fin Corp
          Ser B......................................      *        06/15/46        1,470,525
67,660    District Columbia Tob Settlement Fin Corp
          Ser C......................................      *        06/15/55        2,548,076
 7,820    District of Columbia Ballpark Rev Drivers
          Ser 1325 (Inverse Fltg) (Acquired 05/07/06,
          Cost $9,074,015) (FGIC Insd) (a)...........       8.771   02/01/14       10,309,888
 1,000    District of Columbia Rev Methodist Home
          Issue......................................       6.000   01/01/29        1,018,640
    85    District of Columbia Ser A-1 (Escrowed to
          Maturity) (MBIA Insd)......................       6.500   06/01/10           93,572
                                                                               --------------
                                                                                   18,013,178
                                                                               --------------
          FLORIDA  10.7%
 1,000    Anthem Pk Cmnty Dev Dist FL Cap Impt Rev...       5.800   05/01/36        1,039,820
 1,375    Bay Laurel Ctr Cmnty Dev Dist FL Spl Assmt
          Candler....................................       5.450   05/01/37        1,401,152
 1,000    Bellalago Ed Fac Benefits Ser A............       6.000   05/01/33        1,053,100
   985    Bellalago Ed Fac Benefits Ser B............       5.800   05/01/34        1,024,814

 18                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$4,315    Bloomingdale, FL Cmnty Dev Dist Spl Assmt
          Rev........................................       5.875%  05/01/36   $    4,544,170
   985    Bluewaters Cmnty Dev Dist of FL............       6.000   05/01/35        1,042,120
 2,350    Boca Raton, FL Hsg Auth Mtg Hsg Rev First
          Lien Banyan Pl Sr Apt Rfdg (Acquired
          03/23/06, Cost $2,317,265) (a).............       5.900   10/01/36        2,354,042
 1,830    Boca Raton, FL Hsg Auth Mtg Hsg Rev First
          Lien Banyan Pl Sr Apt Rfdg (Acquired
          3/23/06, Cost $1,811,556) (a)..............       5.800   10/01/26        1,830,274
 2,500    Bonnet Creek Resort Cmnty Dev..............       7.500   05/01/34        2,757,975
 5,000    Brevard Cnty, FL Hlth Fac Auth Hlthcare Fac
          Rev Rites Pa 1342 (Inverse Fltg) (Acquired
          12/08/05, Cost $4,707,600) (a) (b).........       7.587   04/01/34        5,653,900
   785    Caribe Palm Cmnty Dev Dist FL Spl Assmt Ser
          A..........................................       5.850   05/01/35          820,992
 1,000    City Ctr Cmnty Dev Dist FL Spl Assmt Rev
          Ser A......................................       6.125   05/01/36        1,026,170
 2,555    Escambia Cnty, FL Rev ICF/MR Pensacola Care
          Dev Ctr Ser A..............................      10.250   07/01/11        2,579,835
 1,085    Escambia Cnty, FL Rev ICF/MR Pensacola Care
          Dev Ctr....................................      10.250   07/01/11        1,095,546
 5,000    Fiddlers Creek Cmnty Dev Dist..............       6.000   05/01/38        5,301,100
 3,630    Florida Hsg Fin Corp Rev Hsg Beacon Hill
          Apt Ser C (AMT)............................       6.610   07/01/38        3,754,073
 7,055    Florida Hsg Fin Corp Rev Hsg Cypress Trace
          Apt Ser G (AMT)............................       6.600   07/01/38        7,269,754
 4,775    Florida Hsg Fin Corp Rev Hsg Westchase Apt
          Ser B (AMT)................................       6.610   07/01/38        4,913,809
 4,935    Halifax Hosp Med Ctr FL Hosp Rev Rols RR II
          R 584CE (Inverse Fltg) (Acquired 06/16/06,
          Cost $5,683,000) (a).......................       9.792   06/01/46        5,995,828
 2,690    Hammock Bay Cmnty Dev Dist FL Spl Assmt Rev
          Ser A......................................       6.125   05/01/35        2,833,296
 1,480    Harbour Isles Cmnty Dev Dist of FL.........       6.125   05/01/35        1,573,255
   290    Heritage Harbor Cmnty Dev Dist FL Rev Rec..       7.750   05/01/23          290,896
   775    Heritage Harbor Cmnty Dev Dist FL Rev Spl
          Assmt Ser A................................       6.700   05/01/19          790,151
 7,875    Highlands Cnty, FL Hlth Fac Auth Rev Rols
          RR II R 577 CE 2 (Inverse Fltg) (Acquired
          06/08/06, Cost $9,005,301) (a).............       9.038   11/15/36        9,778,072
 2,000    Highlands, FL Cmnty Dev Dist Spl Assmt.....       5.550   05/01/36        2,045,800
 6,000    Hillsborough Cnty, FL Indl Dev Tampa Gen
          Hosp Proj..................................       5.250   10/01/41        6,346,440
 3,500    Hillsborough Cnty, FL Hsg Fin Hsg Clipper
          Cove Apt Proj Ser A (AMT)..................       7.375   07/01/40        3,753,785

See Notes to Financial Statements                                             19

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$  990    Islands at Doral III Cmnty 2004 Ser A......       5.900%  05/01/35   $    1,029,026
 1,000    Islands at Doral NE Cmnty Dev..............       6.250   05/01/34        1,072,840
 6,410    Jea, FL Wtr & Swr Sys Rev Drivers Ser 805
          (Inverse Fltg) (Acquired 03/22/05, Cost
          $6,268,702) (MBIA Insd) (a)................       5.430   10/01/12        6,559,802
 1,530    Kendall Breeze West Cmnty Dev Dist FL Spl
          Assmt (b)..................................       5.875   05/01/34        1,612,436
 1,975    Keys Cove Cmnty Dev Dist FL Assmt Rev......       5.875   05/01/35        2,082,953
 2,940    Keys Cove Cmnty Dev Dist II FL.............       5.500   05/01/36        2,989,127
 2,000    Lee Cnty, FL Indl Dev Auth Hlthcare Fac Rev
          Cypress Cove Hlthpk Ser A..................       6.750   10/01/32        2,156,440
 3,435    Leon Cnty, FL Ed Fac Auth Rev Southgate
          Residence Hall Ser A Rfdg..................       6.750   09/01/28        3,546,054
 1,255    Lexington Cmnty Dev Dist FL................       6.125   05/01/34        1,325,180
    75    Marshall Creek Cmnty Dev FL Spl Assmt Ser
          B..........................................       6.750   05/01/07           75,115
 2,470    Meadow Woods Cmnty Dev Dist FL Ser A.......       6.050   05/01/35        2,572,999
 1,000    Miami Beach, FL Hlth Fac Hosp Mt Sinai Med
          Ctr FL Proj................................       5.375   11/15/28        1,015,630
 2,500    Miami Beach, FL Hlth Fac Hosp Mt Sinai Med
          Ctr Rfdg (Acquired 04/26/04, Cost
          $2,411,600) (a)............................       6.750   11/15/29        2,863,625
 3,000    Midtown Miami, FL Cmnty Dev Dist Ser A.....       6.000   05/01/24        3,265,350
 1,120    Miromar Lakes Cmnty Dev Dist Ser B Rfdg....       7.250   05/01/12        1,234,890
 6,250    Municipal Secs Tr Ctfs Ser 7014 Tr Cl B
          144A (Inverse Fltg) (Acquired 08/09/06,
          Cost $6,919,250) (Prerefunded @ 11/15/10)
          (AMT) (CIFG Insd) (a) (b)..................       8.110   10/01/38        7,204,625
   885    Northern Palm Beach Cnty Dist FL Impt Wtr
          Ctl & Impt Unit Dev No 16 Rfdg.............       7.500   08/01/24          950,977
 1,750    Oak Creek Cmnty Dev Dist FL Spl Assmt......       5.800   05/01/35        1,819,685
 1,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys (Prerefunded @
          11/15/10)..................................       6.375   11/15/20        1,111,700
 2,000    Orange Cnty, FL Hlth Fac Auth Rev
          Westminster Cmnty Care.....................       6.600   04/01/24        2,076,360
   990    Overoaks, FL Cmnty Dev Dist CA Ser A.......       6.125   05/01/35        1,052,380
 5,000    Palm Coast Pk Cmnty Dev Dist FL Spl Assmt
          Rev........................................       5.700   05/01/37        5,095,900
   985    Parklands Lee Cmnty Dev Dist FL Spl Assmt
          Ser A......................................       5.800   05/01/35        1,020,056
   985    Pine Is Cmnty Dev Dist FL Spl Assmt........       5.750   05/01/35        1,018,451
 3,000    Pinellas Cnty, FL Hlth Fac Auth Oaks of
          Clearwtr Proj..............................       6.250   06/01/34        3,210,570
 1,000    Reunion East Cmnty Dev Dist................       5.800   05/01/36        1,041,240
 2,000    Reunion West Cmnty Dev Dist................       6.250   05/01/36        2,122,100

 20                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$  965    Saddlebrook, FL Cmnty Ser A................       6.900%  05/01/33   $    1,040,212
   500    Saint John's Cnty, FL Indl Dev Auth
          Hlthcare Glenmoor Saint John's Proj Ser
          A..........................................       8.000   01/01/17          535,820
 4,500    Saint John's Cnty, FL Indl Dev Auth
          Hlthcare Glenmoor Saint John's Proj Ser
          A..........................................       8.000   01/01/30        4,822,380
 2,000    Saint John's Cnty, FL Indl Dev Auth
          Hlthcare Rev Bayview Proj Ser A............       7.100   10/01/26        2,021,100
 1,955    Silver Palms Cmnty Dev Dist................       5.900   05/01/34        2,054,940
 1,300    South Dade Venture Cmnty Dev...............       6.125   05/01/34        1,389,336
 1,480    South Vlg Cmnty Dev Dist FL Cap Impt Rev
          Ser A......................................       5.700   05/01/35        1,525,332
 1,600    St Johns Cnty, FL Indl Dev Auth Glenmoor Pj
          Ser A (d)..................................       5.375   01/01/40        1,602,176
   115    Stoneybrook West Cmnty Dev Dist FL Spl
          Assmt Rev Ser B............................       6.450   05/01/10          115,221
 4,000    Tisons Landing Cmnty Dev Dist FL Spl Assmt
          Ser A......................................       5.625   05/01/37        4,081,640
 1,480    Town Ctr at Palm Coast Cmnty Dev Dist FL
          Cap Impt Rev...............................       6.000   05/01/36        1,541,612
 1,480    Turnbull Creek Cmnty Dev Dist FL Spl
          Assmt......................................       5.800   05/01/35        1,531,741
 1,652    University Square Cmnty Dev Dist FL Cap
          Impt Rev (Acquired 10/07/99 to 09/07/00,
          Cost $1,650,391) (a).......................       6.750   05/01/20        1,774,397
 2,000    Volusia Cnty, FL Indl Dev Auth Bishops Glen
          Proj Rfdg (Prerefunded @ 11/01/06).........       7.625   11/01/26        2,046,860
 2,000    West Vlg Impt Dist FL Rev Spl Assmt Unit of
          Dev No 3...................................       5.500   05/01/37        2,045,900
 2,000    Winter Garden Vlg at Fowler Groves Cmnty
          Dev Dist FL Spl............................       5.650   05/01/37        2,063,360
 1,000    World Comm Cmnty Dev Dist Ser A1...........       6.250   05/01/22        1,069,440
 1,695    World Comm Cmnty Dev Dist Ser A2...........       6.125   05/01/35        1,810,277
                                                                               --------------
                                                                                  177,067,424
                                                                               --------------
          GEORGIA  1.3%
 2,000    Atlanta, GA Tax Alloc Atlantic Sta Proj....       7.750   12/01/14        2,218,880
 1,235    Atlanta, GA Tax Alloc Princeton Lakes Proj
          (Acquired 03/10/06, Cost $1,235,000) (a)...       5.500   01/01/31        1,257,749
 2,305    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Rev John Eagan Proj Ser A
          (AMT)......................................       6.750   07/01/30        2,378,852
 1,000    Effingham Cnty, GA Dev Auth Solfort James
          Proj (AMT).................................       5.625   07/01/18        1,010,850
 1,800    Fulton Cnty, GA Residential Care Canterbury
          Court Proj Ser A...........................       6.000   02/15/22        1,831,698
   650    Fulton Cnty, GA Residential Care Canterbury
          Court Proj Ser A...........................       6.125   02/15/34          675,187

See Notes to Financial Statements                                             21

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          GEORGIA (CONTINUED)
$3,500    Fulton Cnty, GA Residential Care Sr Lien
          RHA Asstd Living Ser A.....................       7.000%  07/01/29   $    3,683,680
 4,000    Milledgeville Baldwin Cnty, GA College & St
          Univ Fndtn.................................       5.625   09/01/30        4,304,280
 1,000    Private Colleges & Univ Auth GA Mercer Hsg
          Corp Proj Ser A............................       6.000   06/01/21        1,075,220
 2,930    Renaissance on Peachtree Unit Invt Tr Ctf
          GA Custody Ctf (Variable Rate Coupon)......       6.000   10/01/25        2,589,827
                                                                               --------------
                                                                                   21,026,223
                                                                               --------------
          HAWAII  0.4%
 2,500    Hawaii St Dept Budget & Fin Spl Purp Rev
          Kahala Nui Proj Ser A......................       8.000   11/15/33        2,900,425
 2,825    Kuakini, HI Hlth Sys Spl Ser A.............       6.375   07/01/32        3,098,968
                                                                               --------------
                                                                                    5,999,393
                                                                               --------------
          IDAHO  0.2%
 3,000    Idaho Hlth Fac Auth Rev Vly Vista Care Ser
          A Rfdg.....................................       7.875   11/15/29        3,138,360
                                                                               --------------

          ILLINOIS  7.7%
 2,500    Bolingbrook, IL Cap Apprec Ser B (MBIA
          Insd)......................................      *        01/01/29          769,425
 4,000    Bolingbrook, IL Sales Tax Rev Bolingbrook
          (c)........................................ 0.000/6.250   01/01/24        3,885,920
 1,984    Bolingbrook, IL Spl Svc Area No 01-1.......       7.375   07/01/31        2,158,215
 1,500    Bolingbrook, IL Spl Svc Area No 1 Spl Tax
          Augusta Vlg Proj (Acquired 11/13/02, Cost
          $1,500,000) (a)............................       6.750   03/01/32        1,600,770
 1,665    Bolingbrook, IL Spl Svc Area No 1 Spl Tax
          Augusta Vlg Proj Ser 2004..................       6.250   03/01/32        1,721,260
 2,000    Bolingbrook, IL Spl Svc Area No 1 Spl Tax
          Forest City Tax Proj (c)................... 0.000/5.900   03/01/27        2,009,920
 1,894    Bolingbrook, IL Spl Svc Area No 3 Lakewood
          Ridge Proj.................................       7.050   03/01/31        2,028,663
   735    Cary, IL Spl Tax Svc Area No 1 Cambridge
          Ser A (Prerefunded @ 03/01/10).............       7.625   03/01/30          834,129
 1,750    Chicago, IL Incrmnt Aloctn Rev Diversey
          Narragansett Proj Nt (Acquired 08/01/06,
          Cost $1,867,810) (AMT) (FSA Insd) (a)......       7.460   02/15/26        1,876,560
 1,305    Chicago, IL 2006 Proj & Rfdg Ser A (MBIA
          Insd)......................................       5.500   01/01/38        1,399,260
 3,875    Chicago, IL O'Hare Intl Arpt Rev RR II R
          239-1 (Inverse Fltg) (Acquired 08/18/03,
          Cost $4,166,894) (AMT) (FSA Insd) (a)......      11.299   01/01/19        5,454,760
    50    Chicago, IL Proj Ser A Rfdg (Prerefunded @
          01/01/11) (MBIA Insd)......................       5.500   01/01/38           54,257
 4,000    Chicago, IL Spl Assmt Lakeshore East
          Proj.......................................       6.625   12/01/22        4,341,200

 22                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$  760    Chicago, IL Tax Increment Alloc Read
          Dunning Ser B (ACA Insd)...................       7.250%  01/01/14   $      781,189
 3,000    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A (ACA Insd)................       6.500   12/01/06        3,014,010
 1,925    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A (ACA Insd)................       6.500   12/01/08        2,031,221
 1,000    Clay Cnty, IL Hosp Rev (Prerefunded @
          12/01/08)..................................       5.900   12/01/28        1,067,160
 3,500    Cortland, IL Spl Tax Rev Sheaffer Sys Proj
          (Acquired 05/02/06, Cost $3,465,000) (a)...       5.500   03/01/17        3,536,085
 2,000    Deerfield, IL Ed Fac Chicagoland Jewish
          High Sch Proj..............................       6.000   05/01/41        2,044,480
 1,127    Gilberts, IL Spl Svc Area No 9 Spl Tax Big
          Timber Proj (Escrowed to Maturity) (b).....       7.375   03/01/11        1,226,976
 1,245    Gilberts, IL Spl Svc Area No 9 Spl Tax Big
          Timber Proj (Prerefunded @ 03/01/11) (h)...       7.750   03/01/27        1,465,875
 1,500    Godfrey, IL Rev Utd Methodist Vlg Ser A....       5.875   11/15/29        1,245,435
 2,700    Hoopeston, IL Hosp Cap Imot Rev Hoopeston
          Cmnty Mem Hosp Impt & Rfdg.................       6.550   11/15/29        2,725,569
 1,660    Huntley, IL Increment Alloc Rev Huntley
          Redev Proj Ser A...........................       8.500   12/01/15        1,688,901
   187    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
          A (b)......................................       6.250   03/01/09          193,837
 2,621    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
          A..........................................       6.500   03/01/29        2,780,435
 9,000    Illinois Fin Auth Rev Clare at Wtr Tower
          Proj Ser A.................................       6.125   05/15/38        9,377,820
 4,500    Illinois Fin Auth Rev Clare Oaks Proj Ser
          A..........................................       6.000   11/15/39        4,686,795
 1,405    Illinois Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj...............................       8.000   11/15/16        1,436,528
   500    Illinois Fin Auth Rev Fairview Oblig Grp
          Ser A Rfdg.................................       6.000   08/15/20          509,860
   500    Illinois Fin Auth Rev Fairview Oblig Grp
          Ser A Rfdg.................................       6.125   08/15/27          508,175
 1,000    Illinois Fin Auth Rev Friendship Vlg
          Schaumburg Ser A...........................       5.375   02/15/25        1,014,410
 2,000    Illinois Fin Auth Rev Friendship Vlg
          Schaumburg Ser A...........................       5.875   02/15/37        2,057,000
 2,700    Illinois Fin Auth Rev Kewanee Hosp Proj....       5.000   08/15/26        2,717,631
 3,000    Illinois Fin Auth Rev Landing at Plymouth
          Pl Proj A..................................       6.000   05/15/37        3,151,230
   750    Illinois Fin Auth Rev Luther Oaks Proj Ser
          A..........................................       6.000   08/15/26          786,390
 2,000    Illinois Fin Auth Rev Luther Oaks Proj Ser
          A..........................................       6.000   08/15/39        2,081,460

See Notes to Financial Statements                                             23

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$3,000    Illinois Fin Auth Rev Northwestn Mem Hosp
          Ser A......................................       5.500%  08/15/43   $    3,278,700
 1,500    Illinois Fin Auth Rev Three Crowns Pk Plaza
          Ser A......................................       5.875   02/15/38        1,551,000
 3,750    Illinois Fin Auth Student Hsg Ref Edl
          Advancement Fd Inc. Ser B (d)..............       5.000   05/01/25        3,892,837
 1,000    Illinois Hlth Fac Auth Rev Ctr Baptist Home
          Proj.......................................       7.125   11/15/29        1,055,490
 2,500    Illinois Hlth Fac Auth Rev Decatur Mem
          Hosp.......................................       5.750   10/01/24        2,655,325
   650    Illinois Hlth Fac Auth Rev Loyola Univ Hlth
          Sys Ser A..................................       6.000   07/01/21          691,990
 1,200    Illinois Hlth Fac Auth Rev Lutheran Sr
          Ministries Oblig Ser A (Prerefunded
          08/15/11)..................................       7.375   08/15/31        1,406,304
   250    Illinois Hlth Fac Auth Rev Ser A Rfdg......       6.200   08/15/23          254,367
 1,125    Illinois Hlth Fac Auth Rev Ser A Rfdg......       6.400   08/15/33        1,145,689
   400    Illinois Hlth Fac Auth Rev Silver Cross....       5.500   08/15/19          415,336
   675    Lake Cnty, IL Fst Presv Dist Ld Acquisition
          & Dev......................................       5.750   12/15/17          728,872
    80    Lake, Cook, Kane & McHenry Cntys, IL Cmnty
          Unit Sch Dist No 22 (FGIC Insd)............       5.750   12/01/19           86,138
 2,200    Manhattan, IL No 04-1 Brookstone Springs
          Proj.......................................       6.100   03/01/35        2,268,310
 1,000    Minooka, IL Spl Assmt Impt Lakewood Trls
          Unit 2 Proj................................       6.375   03/01/34        1,056,460
 1,193    Montgomery, IL Spl Assmt Impt Lakewood
          Creek Proj.................................       7.750   03/01/30        1,311,107
 1,800    Peoria, IL Spl Tax Weaverridge Spl Svc Area
          (Prerefunded 02/01/07).....................       8.050   02/01/17        1,860,498
 3,000    Pingree Grove, IL Spl Svc Area No 2 Spl Tax
          Ser 05-2 Cambridge Lakes Proj..............       6.000   03/01/35        3,056,850
 2,250    Pingree Grove, IL Spl Svc Area No 7 Spl Tax
          Ser 06-1 Cambridge Lakes Proj..............       6.000   03/01/36        2,301,052
 2,000    Plano, IL Spl Svc Area No 1 Lakewood
          Springs Proj Ser A.........................       6.200   03/01/34        2,083,120
 2,095    Regional Tran Auth IL Ser B (AMBAC Insd)...       8.000   06/01/17        2,805,477
   935    Sterling, IL Rev Hoosier Care Proj Ser A...       7.125   06/01/34          952,615
 1,925    Volo Vlg, IL Spl Svc Area No 3 Symphony
          Meadows Pj Ser 1...........................       6.000   03/01/36        1,954,318
 3,135    Wheeling, IL Tax Increment Rev N
          Milwaukee/Lake Cook Tif Proj...............       6.000   01/01/25        3,102,114

 24                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$5,650    Yorkville, IL Utd City Spl Svc Area Spl Tax
          No 2004 107 Raintree Vlg II Proj...........       6.250%  03/01/35   $    5,993,972
 2,000    Yorkville, IL Utd City Spl Svc Area Spl Tax
          No 4 104 Mpi Grade Resv Proj...............       6.375   03/01/34        2,128,000
                                                                               --------------
                                                                                  128,298,752
                                                                               --------------
          INDIANA  0.9%
   825    Crawfordsville, IN Redev Cmnty Redev Dist
          Tax Increment Rev (Acquired 10/15/97, Cost
          $825,000) (a) (b)..........................       7.000   02/01/12          847,011
 1,875    Indiana Hlth Fac Fin Auth Rev Hoosier Care
          Proj Ser A.................................       7.125   06/01/34        1,910,325
 6,500    Indiana Hlth Fac Hosp Rev Cmnty Fndtn
          Northwest IN Ser A.........................       6.000   03/01/34        6,978,790
 2,000    Petersburg, IN Pollutn Ctl Rev IN Pwr & Lt
          (AMT)......................................       6.375   11/01/29        2,173,460
 1,810    Portage, IN Spl Impt Dist Rev Marina Shores
          Proj.......................................       6.375   03/01/35        1,861,223
   265    Saint Joseph Cnty, IN Econ Dev Rev Holy
          Cross Vlg Notre Dame Proj A................       5.700   05/15/28          269,118
   230    Saint Joseph Cnty, IN Econ Dev Rev Holy
          Cross Vlg Notre Dame Proj A................       6.000   05/15/26          243,782
   470    Saint Joseph Cnty, IN Econ Dev Rev Holy
          Cross Vlg Notre Dame Proj A................       6.000   05/15/38          492,720
                                                                               --------------
                                                                                   14,776,429
                                                                               --------------
          IOWA  0.9%
 1,000    Bremer Cnty, IA Retirement Fac Rev Bartels
          Lutheran Ser A.............................       5.375   11/15/27        1,016,520
 2,000    Estherville, IA Hosp Rev Avera Holy Family
          Proj.......................................       6.250   07/01/26        2,141,100
   375    Evansdale, IA Hlthcare Westn Home Proj.....       6.000   11/01/26          384,484
 3,400    Evansdale, IA Hlthcare Westn Home Proj Ser
          A (b)......................................       6.000   11/01/26        3,473,746
 3,250    Iowa Fin Auth Hlth Facs Rev Dev Care
          Initiatives Pj Ser A.......................       5.500   07/01/25        3,416,270
 1,520    Iowa Fin Auth Hlthcare Fac Care Initiatives
          Proj Rfdg (Prerefunded @ 07/01/11).........       9.250   07/01/25        1,895,030
   500    Iowa Fin Auth Retirement Cmnty Friendship
          Haven Proj Ser A...........................       5.750   11/15/19          506,585
   500    Iowa Fin Auth Retirement Cmnty Friendship
          Haven Proj Ser A...........................       6.000   11/15/24          511,155
   800    Iowa Fin Auth Retirement Cmnty Friendship
          Haven Proj Ser A...........................       6.125   11/15/32          817,232
 1,000    Polk Cnty, IA Hlthcare Fac Rev Luther Pk
          Hlth Ctr Inc Proj..........................       6.150   10/01/36        1,023,220
                                                                               --------------
                                                                                   15,185,342
                                                                               --------------

See Notes to Financial Statements                                             25

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          KANSAS  0.3%
$  910    Lawrence, KS Coml Dev Rev Holiday Inn Sr
          Ser A Rfdg (e).............................       8.000%  07/01/16   $      378,087
 1,000    Lenexa, KS Hlthcare Fac Rev Lakeview Vlg
          Inc Ser B..................................       6.250   05/15/26        1,025,040
   915    Manhattan, KS Coml Dev Rev Holiday Inn Sr
          Ser A Rfdg (e).............................       8.000   07/01/16          439,703
 1,000    Olathe, KS Sr Living Fac Rev Catholic Care
          Campus Inc Ser A...........................       6.000   11/15/26        1,062,300
 1,000    Olathe, KS Sr Living Fac Rev Catholic Care
          Campus Inc Ser A...........................       6.000   11/15/38        1,052,960
 1,500    Overland Pk, KS Dev Corp Rev First Tier
          Overland Park Ser A........................       7.375   01/01/32        1,644,630
                                                                               --------------
                                                                                    5,602,720
                                                                               --------------
          LOUISIANA  0.8%
 1,965    Louisiana Hsg Fin Agy Rev Azalea Estates
          Ser A Rfdg (AMT) (GNMA Collateralized).....       5.375   10/20/39        2,059,634
 1,800    Louisiana Loc Govt Environment Fac Cmnty
          Dev Auth Rev Hlthcare Saint James Place Ser
          A Rfdg.....................................       7.000   11/01/29        1,869,984
 4,100    Louisiana Loc Govt Environment Fac Cmnty
          Dev Auth Rev Hlthcare Saint James Place Ser
          A Rfdg.....................................       7.000   11/01/25        4,269,945
 1,500    Louisiana Pub Fac Auth Rev Progressive
          Hlthcare...................................       6.375   10/01/20        1,508,655
 1,000    Louisiana Pub Fac Auth Rev Progressive
          Hlthcare...................................       6.375   10/01/28        1,002,260
 2,973    Louisiana St Univ & Agric & Mechanical
          College Univ Rev Master Agreement (Acquired
          11/30/98, Cost $2,973,329) (a).............       5.750   10/30/18        2,847,111
                                                                               --------------
                                                                                   13,557,589
                                                                               --------------
          MARYLAND  1.5%
 1,000    Baltimore Cnty, MD Mtg Rev Shelter Elder
          Care Ser A.................................       7.250   11/01/29        1,040,300
 1,500    Brunswick MD Spl Oblg Bruinswick Crossing
          Spl Taxing.................................       5.500   07/01/36        1,531,080
 4,000    Frederick Cnty, MD Spl Oblig Urbana Cmnty
          Dev Auth Ser A.............................       5.950   07/01/30        4,122,200
 1,000    Frederick Cnty, MD Spl Oblig Urbana Cmnty
          Dev Auth Ser B.............................       6.250   07/01/30        1,031,840
   230    Maryland St Econ Dev Corp Air Cargo Rev
          Afco Cargo BWI II LLC Proj (AMT) (b).......       6.250   07/01/07          231,270
 1,180    Maryland St Econ Dev Corp MD Golf Course
          Sys (Prerefunded 06/01/11).................       8.250   06/01/28        1,390,311
 1,500    Maryland St Economic Dev Corp. Sr Lien Proj
          Chesapeake Bay Ser B (d)...................       5.250   12/01/31        1,518,165

 26                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          MARYLAND (CONTINUED)
$1,540    Maryland St Hlth & Higher Ed Calvert Hlth
          Sys........................................       5.500%  07/01/36   $    1,641,332
 1,000    Maryland St Hlth & Higher Ed Medstar Hlth
          Rfdg.......................................       5.500   08/15/33        1,061,910
 3,000    Montgomery Cnty, MD Econ Dev Editorial Proj
          In Ed Ser A (Acquired 09/28/98, Cost
          $3,000,000) (a)............................       6.400   09/01/28        2,709,750
 2,863    Prince Georges Cnty, MD Rev (Prerefunded @
          10/01/07)..................................       7.000   04/01/16        2,950,980
 3,000    Prince Georges Cnty, MD Spl Oblig Spl Assmt
          Woodview Ser A.............................       8.000   07/01/26        3,087,060
 1,000    Westminster, MD Econ Dev Carroll Lutheran
          Vlg Ser A..................................       6.000   05/01/24        1,064,080
 1,500    Westminster, MD Econ Dev Carroll Lutheran
          Vlg Ser A..................................       6.250   05/01/34        1,603,650
                                                                               --------------
                                                                                   24,983,928
                                                                               --------------
          MASSACHUSETTS  1.9%
 1,000    Massachusetts St Dev Fin Agy Briarwood Ser
          B (Prerefunded @ 12/01/10).................       8.000   12/01/22        1,171,010
   250    Massachusetts St Dev Fin Agy Rev Evergreen
          Ctr Inc....................................       5.000   01/01/24          248,410
   500    Massachusetts St Dev Fin Agy Rev Evergreen
          Ctr Inc....................................       5.500   01/01/35          511,775
   735    Massachusetts St Dev Fin Agy Rev Gtr Lynn
          Mental Hlth (Acquired 07/27/00, Cost
          $733,600) (Prerefunded @ 06/01/08) (a).....       7.750   06/01/18          794,035
 1,880    Massachusetts St Dev Fin Agy Rev Hillcrest
          Ed Ctr Inc.................................       6.375   07/01/29        1,907,805
 2,890    Massachusetts St Dev Fin Agy Rev Hlthcare
          Fac Alliance Ser A.........................       7.100   07/01/32        3,018,605
 1,000    Massachusetts St Dev Fin Agy Rev MCHSP
          Human Svc Providers Ser A (Prerefunded @
          07/01/10)..................................       8.000   07/01/20        1,152,210
 3,650    Massachusetts St Dev Fin Agy Rev New
          England Ctr For Children...................       6.000   11/01/19        3,769,829
 3,100    Massachusetts St Hlth & Ed Civic Invt Ser
          B..........................................       9.150   12/15/23        3,821,122
   891    Massachusetts St Hlth & Ed Nichols College
          Issue Ser C................................       6.000   10/01/17          945,707
 1,000    Massachusetts St Hlth & Ed Northrn
          Berkshire Hlth Ser B.......................       6.250   07/01/24        1,065,890
 1,865    Massachusetts St Indl Fin Agy Assisted
          Living Fac Rev Marina Bay LLC Proj (AMT)
          (Prerefunded @ 12/01/07)...................       7.500   12/01/27        1,966,139

See Notes to Financial Statements                                             27

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          MASSACHUSETTS (CONTINUED)
$  955    Massachusetts St Indl Fin Agy Assisted
          Living Fac Rev Newton Grp Pptys LLC Proj
          (AMT) (Prerefunded @ 09/01/07).............       8.000%  09/01/27   $    1,017,056
   515    Massachusetts St Indl Fin Agy Rev First Mtg
          GF/Pilgrim Inc Proj........................       6.500   10/01/15          505,055
 2,000    Massachusetts St Indl Fin Agy Rev First Mtg
          GF/Pilgrim Inc Proj........................       6.750   10/01/28        1,914,080
 1,940    Massachusetts St Indl Fin Agy Rev First Mtg
          Reeds Landing Proj (c)..................... 7.100/7.350   10/01/28        1,908,223
 2,130    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth (Acquired 06/24/98, Cost
          $2,130,000) (Prerefunded @ 06/01/08) (a)...       6.375   06/01/18        2,254,328
   220    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth (Acquired 06/24/98, Cost
          $220,000) (Escrowed to Maturity) (a).......       6.200   06/01/08          228,118
 2,800    Massachusetts St Indl Fin Agy Rev Swr Fac
          Res Ctl Composting (Acquired 08/10/89, Cost
          $2,800,000) (AMT) (a)......................       9.250   06/01/10        2,809,884
                                                                               --------------
                                                                                   31,009,281
                                                                               --------------
          MICHIGAN  3.0%
 2,500    Chelsea, MI Econ Dev Corp Rev Utd Methodist
          Retirement Rfdg............................       5.400   11/15/27        2,524,950
 9,060    Detroit, MI Wtr Supply Sys Rev Drivers Ser
          1443 (Inverse Fltg) (Acquired 08/07/06,
          Cost $10,808,399) (FSA Insd) (a) (b).......       7.824   07/01/14       11,458,997
   835    Detroit, MI Loc Dev Fin Auth Tax Increment
          Sub Ser C (Acquired 09/08/97, Cost
          $835,000) (a)..............................       6.850   05/01/21          854,831
 1,000    Gaylord, MI Hosp Fin Auth Ltd Oblig Rev
          Otsego Mem Hosp Rfdg.......................       6.500   01/01/31        1,042,630
 1,700    Hillsdale, MI Hosp Fin Hillsdale Cmnty Hlth
          Ctr........................................       5.000   05/15/13        1,703,706
 4,000    Kent Hosp Fin Auth MI Rev Metro Hosp Proj
          Ser A......................................       6.250   07/01/40        4,457,200
 2,390    Meridian, MI Econ Dev Corp Ltd Oblig Rev
          First Mtg Burcham Hills Ser A Rfdg.........       7.500   07/01/13        2,440,214
 3,430    Meridian, MI Econ Dev Corp Ltd Oblig Rev
          First Mtg Burcham Hills Ser A Rfdg.........       7.750   07/01/19        3,502,613
 3,045    Michigan St Hosp Fin Auth Rev Hosp Pontiac
          Osteopathic Ser A Rfdg.....................       6.000   02/01/14        3,045,731
 1,500    Michigan St Hosp Fin Auth Rev Hosp Pontiac
          Osteopathic Ser A Rfdg.....................       6.000   02/01/24        1,500,600
 2,000    Michigan St Hosp Fin Auth Rev Presbyterian
          Vlg Rfdg...................................       5.500   11/15/35        2,088,640

 28                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          MICHIGAN (CONTINUED)
$3,345    Michigan St Hosp Fin Auth Rev Rols RR II R
          588CE (Inverse Fltg) (Acquired 06/23/06,
          Cost $3,593,266) (a).......................       9.280%  11/15/46   $    4,060,964
 5,165    Wayne Cnty, MI Arpt Auth Rev Rols RR II R
          352 (Inverse Fltg) (Acquired 04/05/05, Cost
          $11,112,797) (AMT) (MBIA Insd) (a).........       9.226   12/01/24        6,703,344
 3,900    Wenonah Pk Ppty Inc Bay City Hotel Rev
          Bd.........................................       7.500   04/01/33        3,606,213
                                                                               --------------
                                                                                   48,990,633
                                                                               --------------
          MINNESOTA  4.6%
   700    Aitkin, MN Hlthcare Facs Rev Ref Riverwood
          Hlthcare Ctr...............................       5.500   02/01/24          715,848
 2,540    Aitkin, MN Hlthcare Facs Rev Ref Riverwood
          Hlthcare Ctr...............................       5.600   02/01/32        2,603,449
 2,000    Aitkin, MN Hlth Fac Rev Riverwood Hlthcare
          Ctr Proj (Prerefunded @ 02/01/11)..........       7.750   02/01/31        2,315,740
 1,000    Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser B..................       6.000   10/01/33        1,003,060
 2,000    Carlton, MN Hlth & Hsg Fac Inter Faith
          Social Svc Inc Proj (Prerefunded @
          04/01/10)..................................       7.500   04/01/19        2,257,440
 2,000    Carlton, MN Hlth & Hsg Fac Inter Faith
          Social Svc Inc Proj (Prerefunded @
          04/01/10)..................................       7.750   04/01/29        2,283,180
 2,700    Carlton, MN Hlthcare & Hsg Fac Rev Inter
          Faith Care Ctr Proj Rfdg...................       5.700   04/01/36        2,727,810
 2,250    Cuyuna Range Hosp Dist MN Hlth Fac Gross
          Rev........................................       5.500   06/01/35        2,293,312
   790    Duluth, MN Econ Dev Auth Hlthcare Fac Rev
          Saint Lukes Hosp...........................       6.000   06/15/12          807,972
 1,500    Duluth, MN Econ Dev Auth Hlthcare Fac Rev
          Saint Lukes Hosp...........................       7.250   06/15/32        1,612,530
 2,000    Glencoe, MN Hlthcare Fac Rev (Prerefunded @
          04/01/11)..................................       7.500   04/01/31        2,305,860
 3,520    Minneapolis & St Paul, MN Metro Drivers
          Arpt Commn Arpt Rev (Inverse Fltg)
          (Acquired 05/12/06, Cost $3,931,418) (AMT)
          (AMBAC Insd) (a) (b).......................       7.733   01/01/13        4,266,099
 1,400    Minneapolis, MN Student Hsg Rev Riverton
          Cmnty Hsg Proj Ser A.......................       5.600   08/01/26        1,402,954
 3,100    Minneapolis, MN Student Hsg Rev Riverton
          Cmnty Hsg Proj Ser A.......................       5.700   08/01/40        3,106,510
 1,000    Minneapolis, MN Tax Increment Rev Ivy Tower
          Proj.......................................       5.700   02/01/29        1,021,480
   900    Minnesota Agric & Econ Dev Brd Rev Hlthcare
          Benedictine Proj Ser A.....................       5.500   08/01/23          918,000
   875    Minnesota Agric & Econ Dev Brd Rev Hlthcare
          Benedictine Proj Ser A.....................       5.750   02/01/30          893,769

See Notes to Financial Statements                                             29

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          MINNESOTA (CONTINUED)
$3,770    Moorhead, MN Sr Hsg Rev Sheyenne Crossing
          Proj.......................................       5.650%  04/01/41   $    3,787,304
   875    New Ulm, MN Economic Dev Auth Ref Hadc
          Ridgeway Proj Ser A........................       5.750   06/01/28          886,279
 2,150    New Ulm, MN Economic Dev Auth Ref Hadc
          Ridgeway Proj Ser A........................       6.000   06/01/41        2,182,487
 2,500    Northwest MN Multi-Cnty Pooled Hsg Pgm A
          Rfdg.......................................       6.250   07/01/40        2,535,850
 1,500    Oakdale, MN Rev Sr Hsg Oak Meadows Proj
          Rfdg.......................................       6.250   04/01/34        1,571,340
 1,100    Pine City, MN Lease Rev Lakes Intl Language
          Academy Ser A..............................       6.250   05/01/35        1,115,356
 2,000    Prior Lake MN Sr Hsg Rev Shepards Path Ser
          B..........................................       5.750   08/01/41        2,020,480
 2,000    Prior Lake MN Sr Hsg Rev Shepards Path Ser
          B..........................................       5.700   08/01/36        2,043,640
 1,425    Ramsey, MN Lease Rev Pact Charter Sch Proj
          Ser A......................................       6.750   12/01/33        1,534,383
 1,500    Saint Cloud, MN Hsg & Redev Auth Sterling
          Heights Apt Proj (AMT).....................       7.550   04/01/39        1,590,090
 1,000    Saint Paul, MN Hsg & Redev Auth Higher
          Ground Academy Ser A Rfdg..................       6.625   12/01/23        1,028,990
 5,000    Saint Paul, MN Hsg & Redev Auth Hosp Rev
          Hlth East Proj.............................       6.000   11/15/35        5,530,800
 2,185    Saint Paul, MN Hsg & Redev Auth Lease Rev
          Hope Cmnty Academy Proj A..................       6.250   12/01/33        2,255,969
 2,295    Saint Paul, MN Hsg & Redev Auth LSE Rev
          Rfdg.......................................       6.750   01/01/35        1,633,856
 1,000    Saint Paul, MN Hsg & Redev Cmnty of Peace
          Academy Proj Ser A.........................       7.875   12/01/30        1,107,260
 2,250    Saint Paul, MN Port Auth Hotel Fac Rev
          Radisson Kellogg Proj Ser 2 Rfdg
          (Prerefunded @ 08/01/08)...................       7.375   08/01/29        2,462,670
 1,250    Saint Paul, MN Port Auth Lease Rev Hltheast
          Midway Campus 03 Ser A.....................       5.875   05/01/30        1,283,825
   700    Saint Paul, MN Port Auth Lease Rev Hltheast
          Midway Campus 03 Ser B.....................       6.000   05/01/30          720,286
 1,000    Shakopee, MN Hlthcare Saint Francis Regl
          Med Ctr....................................       5.250   09/01/34        1,044,260
 2,355    St Louis Park MN Rev Ref Roitenberg Family
          Pj.........................................       5.700   08/15/41        2,391,597
   400    St Paul, MN Hsg & Redev Auth Hmong Academy
          Proj Ser A.................................       5.750   09/01/26          401,328
 1,000    St Paul, MN Hsg & Redev Auth Hmong Academy
          Proj Ser A.................................       6.000   09/01/36        1,007,750

 30                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          MINNESOTA (CONTINUED)
$1,000    Vadnais Heights, MN Lease Rev Agric & Food
          Sciences Ser A.............................       6.375%  12/01/24   $    1,017,100
 1,000    Vadnais Heights, MN Lease Rev Agric & Food
          Sciences Ser A.............................       6.600   12/01/34        1,015,040
 1,450    Winona, MN Hlthcare Winona Hlth Ser A......       6.000   07/01/34        1,583,864
                                                                               --------------
                                                                                   76,286,817
                                                                               --------------
          MISSISSIPPI  0.0%
   615    Mississippi Bus Fin Corp (AMT).............       7.250   07/01/34          674,507
                                                                               --------------

          MISSOURI  3.1%
 1,500    Carthage, MO Hosp Rev......................       5.875   04/01/30        1,524,555
 8,500    Carthage, MO Hosp Rev......................       6.000   04/01/38        8,613,560
 1,250    Cole Cnty, MO Indl Dev Auth Sr Living Fac
          Rev Lutheran Svc Heisinger Proj............       5.500   02/01/35        1,315,663
   910    Fenton, MO Tax Increment Rev & Impt Gravois
          Bluffs Proj Rfdg (Prerefunded 10/01/11)....       6.125   10/01/21        1,031,267
   960    Fenton, MO Tax Increment Rev & Impt Gravois
          Bluffs Proj Rfdg (Prerefunded 10/01/12)....       7.000   10/01/21        1,113,686
 1,400    Ferguson, MO Tax Increment Rev Crossings at
          Halls Ferry Proj...........................       5.000   04/01/17        1,381,450
   120    Ferguson, MO Tax Increment Rev Crossings at
          Halls Ferry Proj (Escrowed to Maturity)....       7.250   04/01/07          122,032
 3,095    Ferguson, MO Tax Increment Rev Crossings at
          Halls Ferry Proj (Prerefunded @
          04/01/07)..................................       7.625   04/01/17        3,213,879
   209    Ferguson, MO Tax Increment Rev Crossings at
          Halls Ferry Proj (Prerefunded @
          04/01/07)..................................       7.625   04/01/18          217,028
 3,000    Joplin, MO Indl Dev Auth Hlth Fac Rev
          Freeman Hlth Sys Proj......................       5.500   02/15/29        3,206,610
 2,000    Kansas City, MO Indl Dev Auth First Mtg
          Bishop Spencer Ser A.......................       6.250   01/01/24        2,102,320
 1,500    Kansas City, MO Indl Dev Auth First Mtg
          Bishop Spencer Ser A.......................       6.500   01/01/35        1,586,070
   976    Kansas City, MO Indl Dev Auth Multi-Family
          Hsg Rev Brentwood Manor Apt Proj Ser B
          (AMT)......................................       7.250   10/15/38        1,016,709
 3,000    Kansas City, MO Indl Dev Plaza Lib Proj....       5.900   03/01/24        3,024,180
 1,793    Kansas City, MO Multi-Family Hsg Rev
          Northwoods Apts Proj Ser A (AMT)...........       6.450   05/01/40        1,880,983
 2,150    Missouri St Hlth & Ed Fac Rev Drivers Ser
          362 (Inverse Fltg) (Acquired 07/21/03, Cost
          $2,331,750) (a)............................       8.831   05/15/11        2,727,189
 3,195    Missouri St Hlth & Ed Fac Rev Drivers Ser
          847 (Inverse Fltg) (Acquired 04/05/05, Cost
          $3,435,540) (a) (b)........................       7.825   11/15/12        4,010,460
 2,220    Nevada, MO Hosp Rev Neveda Regional Med
          Ctr........................................       6.750   10/01/22        2,372,958

See Notes to Financial Statements                                             31

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          MISSOURI (CONTINUED)
$2,750    Saint Joseph, MO Indl Dev Auth Hlthcare Rev
          Living Cmnty Saint Joseph Proj.............       7.000%  08/15/32   $    2,792,515
   500    Saint Joseph, MO Indl Dev Auth Tax
          Increment Rev Shoppes at North Vlg Proj Ser
          A..........................................       5.100   11/01/19          502,710
 1,000    Saint Joseph, MO Indl Dev Auth Tax
          Increment Rev Shoppes at North Vlg Proj Ser
          A..........................................       5.500   11/01/27        1,017,900
 4,820    Saline Cnty, MO Indl Dev Auth Hlth Fac Rev
          (Acquired 01/12/99, Cost $4,727,371) (a)...       6.500   12/01/28        4,975,782
 1,000    Sikeston, MO Elec Rev Rfdg (MBIA Insd).....       6.000   06/01/15        1,166,980
                                                                               --------------
                                                                                   50,916,486
                                                                               --------------
          MONTANA  0.2%
 1,000    Montana Fac Fin Auth Rev Sr Living St Johns
          Lutheran Ser A.............................       6.000   05/15/25        1,029,380
 2,000    Montana Fac Fin Auth Rev Sr Living St Johns
          Lutheran Ser A.............................       6.125   05/15/36        2,078,520
                                                                               --------------
                                                                                    3,107,900
                                                                               --------------
          NEVADA  0.5%
 3,500    Clark Cnty, NV Indl Dev Southwest Gas Corp
          Proj Ser D1 (AMT) (FGIC Insd)..............       5.250   03/01/38        3,706,850
 3,000    Henderson, NV Hlthcare Fac Rev Catholic
          Hlthcare West Ser A........................       5.625   07/01/24        3,243,150
 1,000    Las Vegas, NV Loc Impt Bds Spl Impt Dist No
          607........................................       6.000   06/01/19        1,032,980
                                                                               --------------
                                                                                    7,982,980
                                                                               --------------
          NEW HAMPSHIRE  0.6%
 2,000    New Hampshire Higher Ed & Hlth Fac Auth Rev
          Havenwood-Heritage Heights.................       7.350   01/01/18        2,045,960
 2,000    New Hampshire Higher Ed & Hlth Fac Auth Rev
          Havenwood-Heritage Heights.................       7.450   01/01/25        2,046,140
 1,690    New Hampshire Hlth & Ed Fac Auth Rev
          Huntington At Nashua Ser A.................       6.875   05/01/33        1,803,044
 1,500    New Hampshire Hlth & Ed Fac Hlthcare Sys
          Covenant Hlth..............................       5.500   07/01/34        1,594,650
 1,500    New Hampshire Hlth & Ed Fac Speare Mem
          Hosp.......................................       5.875   07/01/34        1,578,975
 1,000    New Hampshire St Business Fin Auth Rev
          Alice Peck Day Hlth Sys Ser A..............       6.875   10/01/19        1,057,660
                                                                               --------------
                                                                                   10,126,429
                                                                               --------------
          NEW JERSEY  3.6%
 1,000    Middlesex Cnty, NJ Pollutn Ctl Pollutn Ctl
          Amerada Rfdg...............................       6.050   09/15/34        1,079,130
 2,000    New Jersey Econ Dev Auth Cedar Crest Vlg
          Inc Fac Ser A..............................       7.000   11/15/16        2,072,480
 2,500    New Jersey Econ Dev Auth Econ Dev Rev Utd
          Methodist Homes Ser A-1....................       6.000   07/01/18        2,706,425

 32                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$2,000    New Jersey Econ Dev Auth First Mtg
          Franciscan Oaks Proj.......................       5.700%  10/01/17   $    2,049,560
 1,000    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A..................................       8.000   11/15/15        1,125,600
 1,000    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A..................................       8.125   11/15/18        1,064,050
 1,440    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A..................................       8.125   11/15/23        1,617,984
   710    New Jersey Econ Dev Auth Rev First Mtg
          Lions Gate Proj A..........................       5.750   01/01/25          732,990
 1,230    New Jersey Econ Dev Auth Rev First Mtg
          Lions Gate Proj A..........................       5.875   01/01/37        1,271,119
 1,000    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A (Prerefunded @
          11/01/06)..................................       8.500   11/01/16        1,024,250
 1,500    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A (Prerefunded @
          11/01/06)..................................       8.625   11/01/25        1,536,540
 1,365    New Jersey Econ Dev Auth Rev Kullman Assoc
          Proj Ser A (AMT)...........................       6.125   06/01/18        1,315,218
 2,000    New Jersey Econ Dev Auth Rev Sr Living Fac
          Esplanade Bear (AMT).......................       7.000   06/01/39        1,436,000
 1,500    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glan Proj Ser A............................       6.000   05/15/28        1,545,585
 3,500    New Jersey Econ Dev Auth Utd Methodist
          Homes NJ Oblig.............................       5.750   07/01/29        3,578,365
   900    New Jersey Hlthcare Fac Fin Auth Rev Avalon
          at Hillsborough Ser A (AMT)................       6.375   07/01/25          913,491
   575    New Jersey Hlthcare Fac Fin Auth Rev Avalon
          at Hillsborough Ser A (AMT)................       6.625   07/01/35          583,683
 3,225    New Jersey Hlthcare Fac Fin Auth Rev Cap
          Hlth Sys Oblig Grp Ser A...................       5.375   07/01/33        3,363,740
   645    New Jersey Hlthcare Fac Fin Auth Rev
          Raritan Bay Med Ctr Issue Rfdg.............       7.250   07/01/14          664,221
 3,000    New Jersey Hlthcare Fac Fin Inst Inc Cherry
          Hill Proj..................................       8.000   07/01/27        3,081,510
   970    New Jersey St Ed Fac Auth Rev Felician
          College of Lodi Ser D (Acquired 11/07/97,
          Cost $1,275,000) (a).......................       7.375   11/01/22        1,009,954
 6,000    New Jersey St Trans Tr Fd Auth Rites Pa
          1381 (Inverse Fltg) (Acquired 05/30/06,
          Cost $9,220,200) (a) (b)...................      11.630   12/15/22       10,800,780
 3,535    Tobacco Settlement Fin Corp NJ.............       6.750   06/01/39        3,981,188

See Notes to Financial Statements                                             33

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$5,000    Tobacco Settlement Fin Corp NJ.............       6.250%  06/01/43   $    5,467,500
 5,000    Tobacco Settlement Fin Corp NJ Asset Bkd...       6.000   06/01/37        5,346,900
                                                                               --------------
                                                                                   59,368,263
                                                                               --------------
          NEW MEXICO  0.5%
 4,060    Albuquerque, NM Retirement Fac Rev La Vida
          Llena Proj Ser B Rfdg......................       6.600   12/15/28        4,258,534
 1,505    Cabezon Pub Impt Dist NM Spl Levg Rev......       6.000   09/01/24        1,565,095
 1,005    New Mexico Hsg Auth Region lll Sr Brentwood
          Gardens Apt Ser A (AMT)....................       6.850   12/01/31        1,088,264
   750    Ventana West Pub Impt Dist NM..............       6.875   08/01/33          804,765
                                                                               --------------
                                                                                    7,716,658
                                                                               --------------
          NEW YORK  7.5%
   960    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
          Allen Proj Ser A...........................       6.875   06/01/39          985,642
 1,000    Brookhaven, NY Indl Dev Agy Mem Hosp Med
          Ctr Inc Ser A..............................       8.125   11/15/20        1,101,980
 1,400    Brookhaven, NY Indl Dev Agy Sr Residential
          Hsg Rev Woodcrest Estates Fac Ser A
          (AMT)......................................       6.375   12/01/37        1,450,246
 3,415    Dutchess Cnty, NY Indl Dev Agy Saint
          Francis Hosp Ser A Rfdg....................       7.500   03/01/29        3,768,692
 1,700    East Rochester, NY Hsg Auth Rev Ref Sr
          Living Woodland Vlg Proj...................       5.500   08/01/33        1,731,739
 2,000    Erie Cnty, NY Indl Dev Agy Rev Orchard Pk
          CCRC Inc Proj Ser A........................       6.000   11/15/36        2,116,520
 1,975    Monroe Cnty, NY Indl Dev Agy Woodland Vlg
          Proj (Prerefunded @ 11/15/10)..............       8.000   11/15/15        2,252,843
43,175    New York City Indl Dev Agy Rev Liberty 7
          World Trade Ctr Ser A......................       6.250   03/01/15       45,943,381
15,400    New York City Indl Dev Agy Rev Liberty 7
          World Trade Ctr Ser A......................       6.500   03/01/35       16,445,352
 4,445    New York City Indl Dev Agy Rev Rols RR II R
          523CE (Inverse Fltg) (Acquired 03/03/06,
          Cost $5,310,353) (a) (b)...................      12.759   03/01/15        5,585,143
 2,975    New York City Ser A........................       7.000   08/01/07        3,027,330
 3,270    New York, NY City Indl Dev Agy Drivers Ser
          146 (Inverse Fltg) (Acquired 09/07/06, Cost
          $3,845,847) (MBIA Insd) (a)................       7.824   09/01/14        4,002,545
 2,500    New York, NY City Mun Fin Auth Rites Pa
          1403 Ser B (Inverse Fltg) (Acquired
          08/28/06, Cost $2,862,650) (a) (b).........       8.214   06/15/36        2,980,400
 2,500    New York, NY City Mun Fin Auth Rites Pa
          1403 Ser A (Inverse Fltg) (Acquired
          08/28/06, Cost $2,862,650) (a) (b).........       8.214   06/15/38        2,980,400
 2,500    New York St Energy Resh & Dev Auth Gas Fac
          Rev (Inverse Fltg).........................       8.700   04/01/20        2,787,100

 34                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$1,950    Saratoga Cnty, NY Indl Dev Agy Sr Hsg Rev
          Highpointe at Malta Proj Ser A.............       6.875%  06/01/39   $    2,016,144
 1,000    Suffolk Cnty, NY Gurwin Jewish Phase II....       6.700   05/01/39        1,089,620
 1,000    Suffolk Cnty, NY Indl Dev Agy Continuing
          Care Retirement Cmnty Rev (Prerefunded @
          11/01/09)..................................       7.250   11/01/28        1,115,700
 2,975    Suffolk Cnty, NY Indl Dev Agy Eastn Long Is
          Hosp Assoc Ser A...........................       7.750   01/01/22        3,182,655
 1,340    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
          Spellman High Voltage Fac Ser A (AMT)......       6.375   12/01/17        1,347,276
 4,000    Suffolk Cnty, NY Indl Dev Agy Medford
          Hamlet Asstd Living Proj (AMT).............       6.375   01/01/39        4,066,320
 1,445    Suffolk Cnty, NY Indl Dev Agy Peconic
          Landing Ser A..............................       8.000   10/01/20        1,613,689
 1,000    Syracuse, NY Indl Dev Agy Rev First Mtg
          Jewish Home Ser A..........................       7.375   03/01/31        1,077,800
 5,000    Tsasc Inc NY Rols RR II R 513CE 2 (Inverse
          Fltg) (Acquired 03/01/06, Cost $4,936,300)
          (a)........................................       5.967   06/01/26        5,207,000
 2,700    Ulster Cnty, NY Indl Dev Agy Civic Fac Rev
          Benedictine Hosp Proj Ser A................       6.450   06/01/24        2,712,852
 2,315    Utica, NY Indl Dev Agy Civic Utica College
          Civic Fac..................................       6.750   12/01/21        2,537,171
 1,000    Westchester Cnty, NY Indl Dev Hebrew Hosp
          Sr Hsg Inc Ser A...........................       7.375   07/01/30        1,077,300
                                                                               --------------
                                                                                  124,202,840
                                                                               --------------
          NORTH CAROLINA  0.3%
 2,000    North Carolina Med Care Commn First Mtg Utd
          Methodist Homes (Prerefunded @ 10/01/09)...       7.000   10/01/17        2,191,740
 2,600    North Carolina Med Care Commn Retirement
          Fac Rev First Mtg Ser A 05.................       5.500   10/01/35        2,663,882
                                                                               --------------
                                                                                    4,855,622
                                                                               --------------
          NORTH DAKOTA  0.2%
 2,000    Grand Forks, ND Sr Hsg Rev Spl Term 4000
          Vly Square Proj............................       6.250   12/01/34        2,008,280
   935    Grand Forks, ND Sr Hsg Rev Spl Term 4000
          Vly Square Proj............................       6.375   12/01/34          940,283
                                                                               --------------
                                                                                    2,948,563
                                                                               --------------
          OHIO  3.4%
10,200    Adams Cnty Hosp Fac Impt Rev Adams Cnty
          Hosp Proj..................................       6.500   09/01/36       10,511,610
 5,000    Athens Cnty, OH Hosp Fac Rev Impt O'Bleness
          Mem Ser A Rfdg.............................       7.125   11/15/33        5,457,350

See Notes to Financial Statements                                             35

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$3,000    Cleveland-Cuyahoga Cnty, OH Spl Assmt/ Tax
          Increment..................................       7.000%  12/01/18   $    3,220,620
 1,000    Cuyahoga Cnty, OH Hlthcare Fac Franciscan
          Cnty OH Inc Proj Ser C.....................       6.250   05/15/32        1,021,440
 5,000    Cuyahoga Cnty, OH Rev Ser A Rfdg...........       6.000   01/01/32        5,561,500
 1,760    Dayton, OH Spl Fac Rev Air Freight Cargo
          Day LLC Proj (AMT).........................       6.300   04/01/22        1,786,083
 7,510    Erie Cnty, OH Hosp Fac Rev Firelands Regl
          Med Ctr Ser A..............................       5.625   08/15/32        8,019,554
 5,955    Franklin Cnty, OH Hlthcare Fac Rev Impt
          Lutheran Sr City Proj Rfdg (b).............       6.125   12/15/28        5,900,869
 2,600    Franklin Cnty, OH Hlthcare Fac Rev Impt OH
          Presbyterian Svc Ser A.....................       5.125   07/01/35        2,670,850
 1,500    Lucas Cnty, OH Hlthcare & Impt Sunset
          Retirement Rfdg............................       6.500   08/15/20        1,613,475
   750    Lucas Cnty, OH Port Auth Rev Saint Mary
          Woods Proj Ser A...........................       6.000   05/15/24          766,320
 2,250    Lucas Cnty, OH Port Auth Rev Saint Mary
          Woods Proj Ser A...........................       6.000   05/15/34        2,278,418
 2,805    Madison Cnty, OH Hosp Impt Rev Madison Cnty
          Hosp Proj Rfdg (Prerefunded 08/01/08)......       6.400   08/01/28        2,929,963
 4,340    Norwood, OH Tax Increment Rev Fin
          Cornerstone at Norwood.....................       6.200   12/01/31        4,381,664
                                                                               --------------
                                                                                   56,119,716
                                                                               --------------
          OKLAHOMA  1.8%
 1,000    Citizen Potawatomi Nation, OK Ser A........       6.500   09/01/16        1,063,310
   430    Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A (Escrowed to Maturity).....       7.000   08/01/10          458,844
   750    Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A (Prerefunded @ 08/01/10)...       7.400   08/01/17          860,625
 1,000    Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A (Prerefunded @ 08/01/10)...       7.625   08/01/20        1,155,470
 1,000    Norman, OK Regl Hosp Auth Hosp Rev.........       5.375   09/01/29        1,053,400
 3,000    Norman, OK Regl Hosp Auth Hosp Rev.........       5.375   09/01/36        3,140,820
 2,000    Oklahoma Cnty, OK Fin Auth Rev Epworth
          Villa Proj Rfdg............................       6.000   04/01/18        2,049,800
   750    Oklahoma Cnty, OK Fin Auth Rev Epworth
          Villa Proj Ser A Rfdg......................       5.700   04/01/25          766,890
 1,000    Oklahoma Cnty, OK Fin Auth Rev Epworth
          Villa Proj Ser A Rfdg......................       7.000   04/01/25        1,027,240
 1,250    Oklahoma Cnty, OK Fin Auth Rev Epworth
          Villa Proj Ser A Rfdg......................       5.875   04/01/30        1,287,600
 1,500    Oklahoma Cnty, OK Fin Auth Rev Retirement
          Fac Concordia Ser A........................       6.125   11/15/25        1,532,445
 5,500    Oklahoma Cnty, OK Fin Auth Rev Retirement
          Fac Concordia Ser A........................       6.000   11/15/38        5,556,100

 36                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          OKLAHOMA (CONTINUED)
$1,065    Oklahoma Dev Fin Auth Rev Hillcrest
          Hlthcare Sys Ser A Rfdg (Prerefunded @
          08/15/09)..................................       5.750%  08/15/12   $    1,136,472
 1,000    Oklahoma Dev Fin Auth Rev Hillcrest
          Hlthcare Sys Ser A Rfdg (Prerefunded @
          08/15/09)..................................       5.750   08/15/15        1,067,110
 4,000    Oklahoma Dev Fin Auth Rev Hillcrest
          Hlthcare Sys Ser A Rfdg (Prerefunded @
          08/15/09)..................................       5.625   08/15/19        4,254,920
 3,250    Tulsa Cnty, OK Pub Fac Auth (Prerefunded @
          11/01/09) (AMBAC Insd).....................       6.250   11/01/22        3,564,275
                                                                               --------------
                                                                                   29,975,321
                                                                               --------------
          OREGON  0.8%
 2,000    Clackamas Cnty, OR Hosp Fac Willamette View
          Inc Proj Ser A (Prerefunded @ 11/01/09)....       7.500   11/01/29        2,242,080
 2,145    Clatsop Care Ctr Hlth Dist OR Rev Sr Hsg...       6.875   08/01/28        2,190,624
 2,500    Multnomah Cnty, OR Hosp Fac Auth Rev
          Terwilliger Plaza Proj Rfdg (Acquired
          05/21/04, Cost $2,442,200) (a).............       6.500   12/01/29        2,578,100
 4,998    Oregon St Hlth Hsg Ed & Cultural Fac Auth
          (AMT)......................................       7.250   06/01/28        5,183,807
   970    Oregon St Hlth Hsg Ed Auth OR Baptist
          Retirement Homes Ser A.....................       8.000   11/15/26          991,486
                                                                               --------------
                                                                                   13,186,097
                                                                               --------------
          PENNSYLVANIA  4.3%
 2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B..........................................       9.250   11/15/15        2,379,820
 2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B..........................................       9.250   11/15/22        2,373,000
 2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B..........................................       9.250   11/15/30        2,369,000
 2,000    Allegheny Cnty, PA Indl Dev Auth Lease Rev
          (AMT)......................................       6.625   09/01/24        2,063,420
 1,500    Allegheny Cnty, PA Redev Auth Pittsburgh
          Mills Proj.................................       5.600   07/01/23        1,589,490
 1,500    Bucks Cnty, PA Indl Dev Auth Retirement
          Cmty Rev Ann's Choice Inc Fac Ser A........       6.125   01/01/25        1,610,175
 1,250    Bucks Cnty, PA Indl Dev Auth Retirement
          Cmty Rev Ann's Choice Inc Fac Ser A........       6.250   01/01/35        1,337,250
 1,000    Bucks Cnty, PA Indl Dev Auth Rev First Mtg
          Hlthcare Fac Chandler......................       6.200   05/01/19        1,008,740
 1,800    Bucks Cnty, PA Indl Dev Auth Rev First Mtg
          Hlthcare Fac Chandler......................       6.300   05/01/29        1,807,884
 1,500    Chester Cnty, PA Hlth & Ed Fac Chester Cnty
          Hosp Ser A.................................       6.750   07/01/31        1,649,985
 2,000    Cumberland Cnty, PA Indl Dev Auth Rev First
          Mtg Woods Cedar Run Ser A Rfdg (e) (f).....       6.500   11/01/28          979,000
 3,000    Dauphin Cnty, PA Gen Auth Rev Office & Pkg
          Riverfront Office..........................       6.000   01/01/25        2,863,770

See Notes to Financial Statements                                             37

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$1,000    Fulton Cnty, PA Indl Dev Auth Hosp Rev
          Fulton Cnty Med Ctr Proj...................       5.675%  07/01/31   $    1,027,540
 1,900    Fulton Cnty, PA Indl Dev Auth Hosp Rev
          Fulton Cnty Med Ctr Proj...................       5.900   07/01/40        1,953,143
 2,200    Indiana Cnty, PA Indl Dev Auth PSEG Pwr LLC
          Proj Rfdg (AMT)............................       5.850   06/01/27        2,322,870
 1,000    Lancaster Cnty, PA Hosp Auth Rev Hlth Ctr
          Saint Anne's Home..........................       6.625   04/01/28        1,035,240
 1,200    Lehigh Cnty, PA Gen Purp Auth First Mtg
          Bible Fellowship Church....................       7.625   11/01/21        1,331,616
 3,000    Lehigh Cnty, PA Gen Purp Auth Rev Good
          Shepherd Group Ser A.......................       5.500   11/01/24        3,194,070
 3,585    Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace
          Oblig Grp (b)..............................       6.200   11/01/14        3,575,751
 5,500    Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace
          Oblig Grp Rfdg.............................       6.000   11/01/23        5,379,055
 1,000    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
          Lifepath Inc Proj..........................       6.100   06/01/18          970,700
 4,180    Montgomery Cnty, PA Higher Ed & Hlth Auth
          Rev Montgomery Impt & Rfdg.................       6.875   04/01/36        4,356,856
 1,085    Montgomery Cnty, PA Indl Dev Auth Rev Mtg
          Whitemarsh Cont Care Proj..................       6.000   02/01/21        1,154,353
 4,500    Montgomery Cnty, PA Indl Dev Auth Rev Mtg
          Whitemarsh Cont Care Proj..................       6.250   02/01/35        4,790,970
 1,365    Northeastern PA Hosp & Ed Auth Hlthcare
          Rev........................................       7.125   10/01/29        1,407,479
 1,690    Northeastern PA Hosp & Ed Auth Hlthcare Rev
          Oakwood Ter Proj (Acquired 12/27/05, Cost
          $1,690,000) (a) (b)........................       6.500   10/01/32        1,710,787
 1,500    Pennsylvania Econ Dev Fin Auth Reliant
          Energy Ser A (AMT).........................       6.750   12/01/36        1,611,930
 3,000    Pennsylvania Econ Dev Fin Auth Reliant
          Energy Seward Ser A (AMT)..................       6.750   12/01/36        3,223,860
   980    Pennsylvania St Higher Ed Student Assn Inc
          Proj Ser A.................................       6.750   09/01/32        1,070,993
 2,150    Philadelphia, PA Auth Indl Dev Rev Coml Dev
          Rfdg (AMT).................................       7.750   12/01/17        2,159,654
 1,925    Philadelphia, PA Hosp & Higher Ed Fac Auth
          Rev Centralized Comp Human Svc Ser A.......       6.125   01/01/13        1,917,377
 1,500    Scranton Lackawanna, PA Hlth & Welfare Auth
          Rev Rfdg (Prerefunded @ 01/15/07)..........       7.250   01/15/17        1,544,295

 38                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$2,000    Scranton Lackawanna, PA Hlth & Welfare Auth
          Rev Rfdg (Prerefunded @ 01/15/07)..........       7.350%  01/15/22   $    2,059,640
 1,500    Westmoreland Cnty, PA Indl Dev Hlthcare Fac
          Redstone Ser B (Prerefunded @ 11/15/10)....       8.000   11/15/23        1,741,650
                                                                               --------------
                                                                                   71,571,363
                                                                               --------------
          RHODE ISLAND  0.3%
 1,825    Rhode Island St Econ Dev Corp Rev Oblig
          Providence Pl..............................       7.250   07/01/20        1,879,458
 3,000    Tobacco Settlement Fin Corp RI Asset Bkd
          Ser A......................................       6.000   06/01/23        3,176,670
                                                                               --------------
                                                                                    5,056,128
                                                                               --------------
          SOUTH CAROLINA  1.5%
 2,500    Lancaster Cnty, SC Assmt Rev Edenmoor Impt
          Dist Ser A (Acquired 05/19/06, Cost
          $2,500,000) (a)............................       5.750   12/01/37        2,656,575
 1,700    Lancaster Cnty, SC Assmt Rev Sun City
          Carolina Lakes Impt........................       5.450   12/01/37        1,713,906
 1,000    Myrtle Beach Sc Tax Increment Myrtle Beach
          Air Force Base Ser A (Acquired 09/29/06,
          Cost $997,500) (a) (d).....................       5.250   11/01/26          997,500
 1,250    Myrtle Beach Sc Tax Increment Myrtle Beach
          Air Force Base Ser A (Acquired 09/29/06,
          Cost $1,245,313) (a) (d)...................       5.300   11/01/35        1,245,313
 3,000    South Carolina Jobs Econ Dev Auth Econ Dev
          Rev Westminster Impt & Rfdg................       5.375   11/15/30        3,021,300
 1,570    South Carolina Jobs Econ Dev Auth Hosp Fac
          Rev Palmetto Hlth Alliance Ser A Impt &
          Rfdg.......................................       6.250   08/01/31        1,758,510
 1,000    South Carolina Jobs Econ Dev Episcopal Home
          Still Proj A...............................       6.000   05/15/17        1,028,650
 2,000    South Carolina Jobs Econ Dev First Mtg
          Westley Com Proj...........................       7.750   10/01/24        2,307,980
 4,500    South Carolina Jobs Econ Dev First Mtg
          Westley Com Proj...........................       8.000   10/01/31        5,230,530
 2,250    South Carolina Jobs Econ Dev Ref First Mtg
          Wesley Commons (d).........................       5.300   10/01/36        2,258,663
 3,000    Tobacco Settlement Rev Mgmt Auth SC Tob
          Settlement Rev Ser B.......................       6.375   05/15/28        3,236,010
                                                                               --------------
                                                                                   25,454,937
                                                                               --------------
          SOUTH DAKOTA  0.8%
 1,010    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
          Corp Ser A (AMT)...........................       6.000   12/15/18        1,015,080
 4,080    Sioux Falls, SD Multi-Family Rev Ref Hsg
          Inn on Westport Proj Ser A1 (Acquired
          08/04/06, Cost $4,080,000) (a).............       6.000   03/01/40        4,142,220

See Notes to Financial Statements                                             39

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          SOUTH DAKOTA (CONTINUED)
$1,035    Sioux Falls, SD Multi-Family Rev Ref Hsg
          Inn on Westport Sub B (Acquired 08/04/06,
          Cost $1,035,000) (a) (b)...................       7.500%  03/01/40   $    1,044,626
 5,415    Sioux Falls, SD Multi-Family Hsg Inn
          Westport Proj Ser A (Acquired 01/26/04 to
          04/27/05, Cost $5,511,293) (Prerefunded @
          12/01/08) (a)..............................       7.500   12/01/34        5,609,832
 1,050    South Dakota St Hlth & Ed Fac Auth Rev
          Sioux Vly Hosp & Hlth Sys Ser A............       5.250   11/01/34        1,101,986
                                                                               --------------
                                                                                   12,913,744
                                                                               --------------
          TENNESSEE  2.9%
 3,000    Elizabethton, TN Hlth & Ed Fac Brd Rev Rfdg
          (MBIA Insd) (h)............................       7.750   07/01/29        3,644,670
 1,000    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
          First Mtg Mtn States Hlth Ser A Rfdg.......       7.500   07/01/33        1,171,800
 4,950    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
          Rites PA 1351 (Inverse Fltg) (Acquired
          02/02/06, Cost $5,313,231) (a) (b).........       6.902   07/01/36        5,599,242
 1,000    Johnson City, TN Hlth & Ed Fac Brd
          Retirement Fac Rev Appalachian Christian
          Vlg Proj Ser A.............................       6.250   02/15/32        1,044,290
   800    Shelby Cnty, TN Hlth Edl Hsg Vlg at
          Germantown.................................       6.250   12/01/34          816,816
 1,750    Shelby Cnty, TN Hlth & Ed Germantown Vlg
          Ser A......................................       7.000   12/01/23        1,856,855
 1,000    Shelby Cnty, TN Hlth & Ed Germantown Vlg
          Ser A......................................       7.250   12/01/34        1,068,150
 1,000    Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev
          Trezavant Manor Proj Ser A.................       5.625   09/01/26        1,018,830
 4,500    Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev
          Trezavant Manor Proj Ser A.................       5.750   09/01/37        4,595,265
 4,920    Sullivan Cnty, TN Hlth Ed & Hsg Fac Brd
          Rev........................................       8.410   11/01/19        5,135,890
10,000    Tennessee Energy Acquisition Crols RR II R
          598 (Inverse Fltg) (Acquired 07/14/06, Cost
          $12,374,400) (a)...........................       9.312   09/01/22       14,765,000
 3,125    Tennessee Energy Acqusn Corp. Rites Pa 1395
          (Inverse Fltg) (Acquired 08/09/06, Cost
          $4,231,625) (a)............................       9.155   09/01/21        4,605,813

 40                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          TENNESSEE (CONTINUED)
$2,625    Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj
          Ser A (Acquired 06/08/89, Cost $3,195,000)
          (a)........................................      10.000%  11/01/19   $    2,771,554
 1,160    Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj
          Ser B (Acquired 06/08/89, Cost $1,160,000)
          (a) (b) (e) (f)............................      10.000   11/01/20          124,050
                                                                               --------------
                                                                                   48,218,225
                                                                               --------------
          TEXAS  6.0%
   300    Abia Dev Corp TX Arpt Fac Rev Austin Belly
          Port Dev LLC Proj Ser A (AMT)..............       6.250   10/01/08          303,762
 3,000    Abia Dev Corp TX Arpt Fac Rev Austin Belly
          Port Dev LLC Proj Ser A (AMT)..............       6.500   10/01/23        3,066,630
 1,000    Atlanta, TX Hosp Auth Fac Rev..............       6.700   08/01/19        1,045,850
 2,035    Atlanta, TX Hosp Auth Fac Rev..............       6.750   08/01/29        2,095,480
   990    Austin-Bergstorm Landhost Enterprises Inc
          TX Arpt Hotel Sr Ser A (g)................. 6.750/4.450   04/01/27          745,569
   980    Bexar Cnty, TX Hsg Fin Corp Multi-Family
          Hsg Rev Woodland Ridge Apt Proj Ser A
          (AMT)......................................       7.000   01/01/39        1,031,254
 2,000    Brazos Cnty, TX Hlth Fac Dev Oblig Grp.....       5.375   01/01/32        2,104,640
   735    Comal Cnty, TX Hlth Fac Dev Hlthcare Sys
          McKenna Mem Proj Ser A.....................       6.250   02/01/32          795,307
 1,825    Dallas Cnty, TX Flood Ctl Dist No 1 Cap
          Apprec Rfdg (Acquired 08/28/89, Cost
          $660,829) (a)..............................      *        08/01/11        1,407,896
 3,445    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg...       7.250   04/01/32        3,612,806
 4,305    Dallas Cnty, TX Flood Ctl Dist Rfdg (b)....       6.750   04/01/16        4,543,067
 2,500    Decatur, TX Hosp Auth Hosp Wise Regl Hlth
          Sys Ser A..................................       7.000   09/01/25        2,739,750
 3,500    Decatur, TX Hosp Auth Hosp Wise Regl Hlth
          Sys Ser A..................................       7.125   09/01/34        3,841,075
 1,500    Grand Pairie, TX Hsg Fin Corp Indpt Sr
          Living Ctr Rev.............................       7.500   07/01/17        1,505,970
 3,000    Grand Pairie, TX Hsg Fin Corp Indpt Sr
          Living Ctr Rev.............................       7.750   01/01/34        3,010,140
 1,750    Houston, TX Arpt Sys Rev Sub Lien Ser A
          (AMT) (FSA Insd)...........................       5.125   07/01/32        1,804,250
 3,000    Houston, TX Hlth Fac Dev Corp Buckingham Sr
          Living Cmnty Ser A.........................       7.125   02/15/34        3,344,460
 4,440    Houston, TX Util Sys Rev Rols RR II R 537
          (Inverse Fltg) (Acquired 04/03/06, Cost
          $5,304,705) (MBIA Insd) (a)................       8.802   05/15/28        5,499,473
 3,750    Lower CO River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (Acquired 10/20/99, Cost
          $3,784,875) (FSA Insd) (a).................       7.775   05/15/15        4,228,500
 8,880    Lower CO River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (Acquired 10/20/99, Cost
          $9,073,939) (FSA Insd) (a).................       7.775   05/15/14        9,994,618

See Notes to Financial Statements                                             41

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$1,000    Lubbock, TX Hlth Fac Dev Corp Rev First Mtg
          Carillon Proj A Rfdg.......................       6.500%  07/01/26   $    1,035,880
10,000    Lubbock, TX Hlth Fac Dev Corp Rev First Mtg
          Carillon Proj A Rfdg.......................       6.625   07/01/36       10,343,800
 1,255    Lubbock, TX Hlth Fac Dev Corp Rev First Mtg
          Carillon Proj Ser A (Prerefunded @
          07/01/09)..................................       6.500   07/01/19        1,347,054
 2,245    Meadow Parc Dev Inc TX Multi-Family Rev Hsg
          Meadow Parc Apt Proj.......................       6.500   12/01/30        2,290,394
 2,500    Metropolitan Hlth Fac Dev Corp TX Wilson N
          Jones Mem Hosp Proj........................       7.250   01/01/31        2,588,800
 2,755    Midlothian, TX Dev Auth Tax Increment
          Contract Rev...............................       6.700   11/15/23        2,862,445
 2,000    Midlothian, TX Dev Auth Tax Increment
          Contract Rev...............................       7.875   11/15/26        2,206,260
 1,500    Midlothian, TX Dev Auth Tax Increment
          Contract Rev (Acquired 12/02/04, Cost
          $1,500,000) (a)............................       6.200   11/15/29        1,536,345
 1,000    Richardson, TX Hosp Auth Rev Baylor &
          Richardson Impt & Rfdg.....................       5.625   12/01/28        1,035,830
 2,500    Tarrant Cnty, TX Cultural Ed Fac Fin Corp
          Retirement Fac Northwest Sr Hsg Edgemore
          Proj A.....................................       6.000   11/15/36        2,637,225
 1,200    Texas St Dept Hsg & Cmnty Affairs Home Mtg
          Rev (AMT) (GNMA Collateralized)............       6.900   07/02/24        1,235,760
 1,675    Texas St Pub Fin Auth Sch Excellence Ed
          Proj Ser A (Acquired 12/02/04, Cost
          $1,654,197) (a)............................       7.000   12/01/34        1,829,787
 1,500    Texas St Student Hsg Corp MSU Proj Midwestn
          St Univ....................................       6.500   09/01/34        1,618,365
 2,950    Tomball, TX Hosp Auth Rev Hosp Tomball Regl
          Hosp.......................................       6.000   07/01/29        3,073,340
 1,000    Travis Cnty, TX Hlth Fac Dev Corp
          Retirement Fac Rev Querencia Barton Creek
          Proj.......................................       5.500   11/15/25        1,012,160
 2,950    Travis Cnty, TX Hlth Fac Dev Corp
          Retirement Fac Rev Querencia Barton Creek
          Proj.......................................       5.650   11/15/35        2,985,636
   945    Wichita Cnty, TX Hlth Fac Rolling Meadows
          Fac Ser A Rfdg.............................       6.250   01/01/28          966,083
 2,500    Woodhill Pub Fac Corp TX Hsg-Woodhill Apt
          Proj.......................................       7.500   12/01/29        2,495,525
                                                                               --------------
                                                                                   99,821,186
                                                                               --------------
          UTAH  0.2%
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj (e)...................................       7.800   09/01/15          308,750
   585    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj (e)...................................       7.800   09/01/25          180,619

 42                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          UTAH (CONTINUED)
$1,165    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj (e)...................................       8.000%  09/01/20   $      359,694
 2,355    Utah St Hsg Fin Agy Rev RHA Cmnty Svc Proj
          Ser A......................................       6.875   07/01/27        2,404,384
     5    Utah St Hsg Fin Agy Single Family Mtg Mezz
          A1 (AMBAC Insd)............................       6.100   07/01/13            5,107
                                                                               --------------
                                                                                    3,258,554
                                                                               --------------
          VERMONT  0.1%
 1,000    Vermont Ed & Hlth Bldg Fin Agy Rev
          Bennington College Proj....................       6.625   10/01/29        1,031,750
 1,000    Vermont Ed & Hlth Bldg Fin Agy Rev VT
          Council Dev Mental Hlth Ser A..............       6.000   12/15/09        1,045,370
                                                                               --------------
                                                                                    2,077,120
                                                                               --------------
          VIRGINIA  2.6%
 4,000    Albemarle Cnty, VA Indl Dev Auth Ed Fac Rev
          Covenant Sch Inc Ser A.....................       7.750   07/15/32        4,412,240
 5,000    Celebrate, VA South Cmnty Dev Celebrate VA
          South Proj.................................       6.250   03/01/37        5,170,450
 1,500    Farms New Kent, VA Cmnty Dev Ser B.........       5.450   03/01/36        1,508,490
 1,500    Farms New Kent, VA Cmnty Dev Ser C.........       5.800   03/01/36        1,506,090
 2,500    Henrico Cnty, VA Econ Dev Auth Residential
          Care Fac Rev Utd Methodist Ser A Rfdg......       6.500   06/01/22        2,681,725
 3,805    Municipal Secs Tr Ctfs Ser 7019 Tr Ctf Cl B
          144A (Inverse Fltg) (Acquired 09/13/06,
          Cost $3,844,724) (AMT) (a).................       7.700   01/01/33        4,019,298
 1,000    New Port Cmnty Dev Auth VA Spl Assmt.......       5.500   09/01/26        1,027,650
 2,500    New Port Cmnty Dev Auth VA Spl Assmt.......       5.600   09/01/36        2,569,200
 4,000    Peninsula Ports Auth VA Residential Care
          Fac Rev VA Baptist Homes Ser C Rfdg........       5.400   12/01/33        4,097,200
 4,000    Roanoke Cnty, VA Indl Dev Auth Glebe Inc
          Ser A......................................       6.300   07/01/35        4,069,120
 8,810    Tobacco Settlement Fin Corp VA Rites PA
          1341 (Inverse Fltg) (Acquired 12/07/05,
          Cost $8,844,888) (a).......................       6.748   06/01/37        9,776,281
 1,700    Virginia Small Business Fin Auth Rev Indl
          Dev SIL Clean Wtr Proj (AMT)...............       7.250   11/01/24        1,769,853
                                                                               --------------
                                                                                   42,607,597
                                                                               --------------
          WASHINGTON  0.6%
 1,000    King Cnty, WA Pub Hosp Dist No 004
          Snoqualmie Vly Hosp........................       7.250   12/01/15        1,062,050
 8,830    Tobacco Settlement Auth WA Asset Bkd.......       6.625   06/01/32        9,761,212
                                                                               --------------
                                                                                   10,823,262
                                                                               --------------
          WISCONSIN  1.3%
   800    Baldwin, WI Hosp Rev Mtg Ser A.............       6.125   12/01/18          804,088
 1,000    Baldwin, WI Hosp Rev Mtg Ser A.............       6.375   12/01/28        1,005,650

See Notes to Financial Statements                                             43

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          WISCONSIN (CONTINUED)
$1,745    Milwaukee, WI Rev Sr Air Cargo (AMT).......       6.500%  01/01/25   $    1,883,413
 1,000    Waukesha, WI Redev Auth Hsg Rev Ref Sr
          Kirkland Crossings Proj....................       5.500   07/01/31        1,013,760
 1,500    Waukesha, WI Redev Auth Hsg Rev Ref Sr
          Kirkland Crossings Proj....................       5.600   07/01/41        1,530,855
   750    Wisconsin Hlth & Ed Fac Eastcastle Pl Inc
          Proj.......................................       6.000   12/01/24          774,098
 2,000    Wisconsin St Hlth & Ed Fac Auth Rev Aurora
          Hlthcare Inc Ser A.........................       5.600   02/15/29        2,076,280
 3,000    Wisconsin St Hlth & Ed Fac Auth Rev
          Milwaukee Catholic Home Inc Proj...........       7.500   07/01/26        3,063,090
 1,000    Wisconsin St Hlth & Ed Fac Auth Rev Oakwood
          Vlg Proj Ser A.............................       7.625   08/15/30        1,090,040
 1,500    Wisconsin St Hlth & Ed Fac Beaver Dam Cmnty
          Hosp Inc Ser A.............................       6.750   08/15/34        1,633,545
 1,000    Wisconsin St Hlth & Ed Fac Divine Savior
          Hlthcare Ser C (Prerefunded @ 05/01/12)....       7.500   05/01/32        1,173,800
 2,000    Wisconsin St Hlth & Ed Fac Fort Hlthcare
          Inc Proj...................................       6.100   05/01/34        2,220,940
 1,500    Wisconsin St Hlth & Ed Fac Southwest Hlth
          Ctr Ser A..................................       6.125   04/01/24        1,550,490
 1,105    Wisconsin St Hlth Edl Facs Upland Hills
          Hlth Inc. Ser B (d)........................       5.000   05/15/36        1,123,951
                                                                               --------------
                                                                                   20,944,000
                                                                               --------------
          WYOMING  0.3%
 4,000    Sweetwater Cnty, WY Solid Waste Disp Rev
          Corp Proj Rfdg (AMT).......................       5.600   12/01/35        4,223,640
 1,500    Teton Cnty, WY Hosp Dist Hosp Saint Johns
          Med Ctr....................................       6.750   12/01/27        1,597,410
                                                                               --------------
                                                                                    5,821,050
                                                                               --------------
          PUERTO RICO  1.7%
 6,500    Puerto Rico Comnwlth Infrastructive Ser
          B..........................................       5.000   07/01/46        6,696,430
15,000    Puerto Rico Comwlth Hwy & Trans Auth Trans
          Rev Ser K..................................       5.000   07/01/40       15,418,650
 5,000    Puerto Rico Pub Bldg Auth Rev Govt Fac Ser
          I (Comwth Gtd).............................       5.250   07/01/33        5,301,650
                                                                               --------------
                                                                                   27,416,730
                                                                               --------------

 44                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                   COUPON      MATURITY       VALUE
---------------------------------------------------------------------------------------------
          U. S. VIRGIN ISLANDS  0.2%
$2,500    Northern Mariana Islands Ser A.............       7.375%  06/01/30   $    2,726,875
 1,000    Virgin Islands Pub Fin Auth Resr
          Secd-Hovensa Refinery (AMT)................       5.875   07/01/22        1,094,920
                                                                               --------------
                                                                                    3,821,795
                                                                               --------------
TOTAL LONG-TERM INVESTMENTS  98.7%
  (Cost $1,556,337,803).....................................................    1,635,004,805

TOTAL SHORT-TERM INVESTMENTS  0.3%
  (Cost $4,200,000).........................................................        4,200,000
                                                                               --------------

TOTAL INVESTMENTS  99.0%
  (Cost $1,560,537,803).....................................................    1,639,204,805
OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%.................................       17,366,311
                                                                               --------------

NET ASSETS  100.0%..........................................................   $1,656,571,116
                                                                               ==============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 18.9% of net assets.

(b) The Fund owns 100% of the outstanding bond issuance.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(d) Securities purchased on a when-issued or delayed delivery basis.

(e) Non-income producing security.

(f) This borrower has filed for protection in federal bankruptcy court.

(g) Interest is accruing at less than the stated coupon. Coupon is shown as stated coupon/actual coupon.

(h) All or a portion of this security has been physically segregated in connections with open futures contracts.

See Notes to Financial Statements                                             45

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

CIFG--CIFG Assurance North America Inc.

Comwth Gtd--Commonwealth of Puerto Rico

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

FUTURES CONTRACTS OUTSTANDING AS OF SEPTEMBER 30, 2006:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Bond Futures December 2006 (Current Notional
  Value of $112,406 per contract)...........................    2,670      $(4,148,805)
                                                                =====      ============

 46                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2006

ASSETS:
Total Investments (Cost $1,560,537,803).....................  $1,639,204,805
Cash........................................................       2,934,440
Receivables:
  Interest..................................................      27,871,170
  Investments Sold..........................................       7,988,295
  Fund Shares Sold..........................................       7,659,078
Other.......................................................         216,743
                                                              --------------
    Total Assets............................................   1,685,874,531
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      20,672,654
  Fund Shares Repurchased...................................       4,500,542
  Income Distributions......................................       2,279,726
  Distributor and Affiliates................................         701,286
  Investment Advisory Fee...................................         627,083
Trustees' Deferred Compensation and Retirement Plans........         269,807
Accrued Expenses............................................         252,317
                                                              --------------
    Total Liabilities.......................................      29,303,415
                                                              --------------
NET ASSETS..................................................  $1,656,571,116
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,697,363,489
Net Unrealized Appreciation.................................      74,518,197
Accumulated Undistributed Net Investment Income.............       1,677,725
Accumulated Net Realized Loss...............................    (116,988,295)
                                                              --------------
NET ASSETS..................................................  $1,656,571,116
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,338,651,418 and 98,486,244 shares of
    beneficial interest issued and outstanding).............  $        13.59
    Maximum sales charge (4.75%* of offering price).........             .68
                                                              --------------
    Maximum offering price to public........................  $        14.27
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $119,950,844 and 8,830,783 shares of
    beneficial interest issued and outstanding).............  $        13.58
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $197,968,854 and 14,458,280 shares of
    beneficial interest issued and outstanding).............  $        13.69
                                                              ==============

*   On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             47

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended September 30, 2006

INVESTMENT INCOME:
Interest....................................................  $ 99,511,015
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     7,504,070
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,217,155, $1,318,006 and $1,982,718,
  respectively).............................................     6,517,879
Shareholder Services........................................       802,157
Custody.....................................................       212,100
Legal.......................................................       205,753
Trustees' Fees and Related Expenses.........................        51,534
Other.......................................................       697,308
                                                              ------------
    Total Expenses..........................................    15,990,801
    Less Credits Earned on Cash Balances....................        46,097
                                                              ------------
    Net Expenses............................................    15,944,704
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 83,566,311
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  3,926,382
  Futures...................................................    (1,263,577)
                                                              ------------
Net Realized Gain...........................................     2,662,805
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    32,455,361
                                                              ------------
  End of the Period:
    Investments.............................................    78,667,002
    Futures.................................................    (4,148,805)
                                                              ------------
                                                                74,518,197
                                                              ------------
Net Unrealized Appreciation During the Period...............    42,062,836
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 44,725,641
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $128,291,952
                                                              ============

 48                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                           FOR THE               FOR THE
                                                          YEAR ENDED            YEAR ENDED
                                                      SEPTEMBER 30, 2006    SEPTEMBER 30, 2005
                                                      ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................   $   83,566,311        $   64,808,196
Net Realized Gain/Loss...............................        2,662,805           (24,372,853)
Net Unrealized Appreciation During the Period........       42,062,836            43,414,445
                                                        --------------        --------------
Change in Net Assets from Operations.................      128,291,952            83,849,788
                                                        --------------        --------------

Distributions from Net Investment Income:
  Class A Shares.....................................      (69,389,893)          (55,305,117)
  Class B Shares.....................................       (6,164,057)           (6,722,269)
  Class C Shares.....................................       (9,173,440)           (6,404,362)
                                                        --------------        --------------
Total Distributions..................................      (84,727,390)          (68,431,748)
                                                        --------------        --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................       43,564,562            15,418,040
                                                        --------------        --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................      204,752,493           800,745,467
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................       56,971,212            45,579,353
Cost of Shares Repurchased...........................     (260,956,548)         (223,389,642)
                                                        --------------        --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...          767,157           622,935,178
                                                        --------------        --------------
TOTAL INCREASE IN NET ASSETS.........................       44,331,719           638,353,218
NET ASSETS:
Beginning of the Period..............................    1,612,239,397           973,886,179
                                                        --------------        --------------
End of the Period (Including accumulated
  undistributed net investment income of $1,677,725
  and ($2,187,250), respectively)....................   $1,656,571,116        $1,612,239,397
                                                        ==============        ==============

See Notes to Financial Statements                                             49

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                               --------------------------------------------------
                                               2006        2005       2004      2003      2002
                                             --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.... $  13.23    $  13.00    $13.03    $13.21    $13.25
                                             --------    --------    ------    ------    ------
  Net Investment Income.....................      .71(a)      .72(a)    .74(a)    .79       .78
  Net Realized and Unrealized
    Gain/Loss...............................      .37         .27       -0-      (.25)     (.11)
                                             --------    --------    ------    ------    ------
Total from Investment Operations............     1.08         .99       .74       .54       .67
Less Distributions from Net Investment
  Income....................................      .72         .76       .77       .72       .71
                                             --------    --------    ------    ------    ------
NET ASSET VALUE, END OF
  THE PERIOD................................ $  13.59    $  13.23    $13.00    $13.03    $13.21
                                             ========    ========    ======    ======    ======

Total Return (b)............................    8.41%       7.75%     5.87%     4.21%     5.28%
Net Assets at End of the Period (In
  millions)................................. $1,338.7    $1,267.3    $766.1    $560.9    $579.1
Ratio of Expenses to Average Net Assets.....     .84%        .86%      .91%      .89%      .86%
Ratio of Net Investment Income to Average
  Net Assets................................    5.34%       5.41%     5.74%     6.07%     5.99%
Portfolio Turnover..........................      99%         48%       16%       14%       14%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 50                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                                 ----------------------------------------------
                                                2006      2005      2004      2003      2002
                                               ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $13.22    $12.99    $13.02    $13.20    $13.24
                                               ------    ------    ------    ------    ------
  Net Investment Income......................     .61(a)    .62(a)    .65(a)    .69(a)    .70
  Net Realized and Unrealized Gain/Loss......     .37       .27      (.01)     (.25)     (.12)
                                               ------    ------    ------    ------    ------
Total from Investment Operations.............     .98       .89       .64       .44       .58
Less Distributions from Net Investment
  Income.....................................     .62       .66       .67       .62       .62
                                               ------    ------    ------    ------    ------
NET ASSET VALUE, END OF
  THE PERIOD.................................  $13.58    $13.22    $12.99    $13.02    $13.20
                                               ======    ======    ======    ======    ======

Total Return (b).............................   7.54%     7.04%     5.07%     3.42%     4.49%
Net Assets at End of the Period (In
  millions)..................................  $120.0    $144.9    $123.8    $115.6    $149.5
Ratio of Expenses to Average Net Assets......   1.59%     1.61%     1.67%     1.64%     1.62%
Ratio of Net Investment Income to Average Net
  Assets.....................................   4.58%     4.67%     5.00%     5.32%     5.23%
Portfolio Turnover...........................     99%       48%       16%       14%       14%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4% charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             51

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                                 ----------------------------------------------
                                                2006      2005      2004      2003      2002
                                               ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $13.32    $13.09    $13.11    $13.20    $13.24
                                               ------    ------    ------    ------    ------
  Net Investment Income......................     .61(a)    .62(a)    .64(a)    .79(a)    .70
  Net Realized and Unrealized Gain/Loss......     .38       .27       .01      (.26)     (.12)
                                               ------    ------    ------    ------    ------
Total from Investment Operations.............     .99       .89       .65       .53       .58
Less Distributions from Net Investment
  Income.....................................     .62       .66       .67       .62       .62
                                               ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...........  $13.69    $13.32    $13.09    $13.11    $$13.20
                                               ======    ======    ======    ======    ======

Total Return (b).............................   7.55%     6.98%     5.10%(d)  4.10%(c)  4.49%
Net Assets at End of the Period (In
  millions)..................................  $198.0    $200.0    $ 84.0    $ 34.3    $ 38.5
Ratio of Expenses to Average Net Assets......   1.59%     1.62%     1.65%(d)  1.64%     1.62%
Ratio of Net Investment Income to Average Net
  Assets.....................................   4.59%     4.62%     4.94%(d)  6.00%(c)  5.23%
Portfolio Turnover...........................     99%       48%       16%       14%       14%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .68% and .69%, respectively.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7)

 52                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide investors a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities. The Fund commenced investment operations on June 28, 1985. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class. As of September 30, 2006, there have been no sales of Class I Shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2006 the Fund had $15,343,221 of when-issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2006 the Fund had an accumulated capital loss carryforward for tax purposes of $115,213,774 which will expire according to the following schedule.

AMOUNT                                                              EXPIRATION
$ 9,610,374.................................................    September 30, 2008
 10,147,307.................................................    September 30, 2009
 16,221,240.................................................    September 30, 2010
 22,472,916.................................................    September 30, 2011
  3,607,121.................................................    September 30, 2012
 28,957,443.................................................    September 30, 2013
 24,197,373.................................................    September 30, 2014

    At September 30, 2006 the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $1,560,150,208
                                                                ==============
Gross tax unrealized appreciation...........................    $   90,266,347
Gross tax unrealized depreciation...........................       (11,211,750)
                                                                --------------
Net tax unrealized appreciation on investments..............    $   79,054,597
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended September 30, 2006 and 2005 were as follows:

                                                                 2006           2005
Distributions paid from:
  Ordinary income...........................................  $    57,989    $     1,843
  Tax-exempt income.........................................   84,689,847     67,834,052
                                                              -----------    -----------
                                                              $84,747,836    $67,835,895
                                                              ===========    ===========

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to a portion of the capital loss carryforward expiring in the current year totaling $1,076,939 has been reclassified from accumulated net realized loss to capital. Additionally, permanent book and tax differences relating to the Fund's investment in other regulated investment companies totaling $6,390 were reclassified from accumulated undistributed net investment income to accumulated net realized loss. Additionally, permanent book to tax accretion differences totaling $124,534 were reclassified from accumulated undistributed net investment income to accumulated net realized loss. A permanent book to tax difference relating to the sale of PIK bonds totaling $5,156,978 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of September 30, 2006 the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary income...............................    $  192,687
Undistributed Tax-exempt income.............................     5,043,163

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions, the capitalization of reorganization and restructuring costs, gains or losses recognized for tax purposes on open futures transactions at September 30, 2006 and post October losses of $6,025,399 which are not recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended September 30, 2006 the Fund's custody fee was reduced by $46,097 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management ("the Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Over $500 million...........................................       .45%

    For the year ended September 30, 2006 the Fund recognized expenses of approximately $31,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2006 the Fund recognized expenses of approximately $183,600 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 2006 the Fund recognized expenses of approximately $672,700 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $163,813 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended September 30, 2006 Van Kampen, as distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $362,400 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $263,500 Sales charges do not represent expenses of the Fund.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

3. CAPITAL TRANSACTIONS

For the years ended September 30, 2006, 2005 transactions were as follows:

                                            FOR THE                         FOR THE
                                           YEAR ENDED                      YEAR ENDED
                                       SEPTEMBER 30, 2006              SEPTEMBER 30, 2005
                                  ----------------------------    ----------------------------
                                    SHARES           VALUE          SHARES           VALUE
Sales:
  Class A.......................   13,055,319    $ 173,891,015     46,042,142    $ 610,280,678
  Class B.......................      334,366        4,446,493      3,997,568       52,841,157
  Class C.......................    1,973,723       26,414,985     10,302,312      137,623,632
                                  -----------    -------------    -----------    -------------
Total Sales.....................   15,363,408    $ 204,752,493     60,342,022    $ 800,745,467
                                  ===========    =============    ===========    =============
Dividend Reinvestment:
  Class A.......................    3,595,933    $  47,892,378      2,846,859    $  37,712,082
  Class B.......................      308,235        4,099,833        322,306        4,263,931
  Class C.......................      371,317        4,979,001        269,962        3,603,340
                                  -----------    -------------    -----------    -------------
Total Dividend Reinvestment.....    4,275,485    $  56,971,212      3,439,127    $  45,579,353
                                  ===========    =============    ===========    =============
Repurchases:
  Class A.......................  (13,939,360)   $(185,299,918)   (12,050,561)   $(158,836,281)
  Class B.......................   (2,767,368)     (36,807,094)    (2,891,622)     (38,202,420)
  Class C.......................   (2,899,964)     (38,849,536)    (1,980,028)     (26,350,941)
                                  -----------    -------------    -----------    -------------
Total Repurchases...............  (19,606,692)   $(260,956,548)   (16,922,211)   $(223,389,642)
                                  ===========    =============    ===========    =============

4. REDEMPTION FEE

The Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund. For the year ended September 30, 2006 the Fund received redemption fees of approximately $12,300 which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,585,168,666 and $1,602,420,266, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio's effective yield, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counter parties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Securities and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Fund's effective maturity and duration. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in future contracts for year ended September 30, 2006 are as follows:

                                                                CONTRACTS
Outstanding at September 30, 2005...........................        -0-
Futures Opened..............................................      6,940
Futures Closed..............................................     (4,270)
                                                                 ------
Outstanding at September 30, 2006...........................      2,670
                                                                 ======

B. INVERSE FLOATING RATE SECURITIES An inverse floating rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. These instruments are identified in the Portfolio of Investments.

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $2,627,100 and $115,200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

8. LEGAL MATTERS

The Adviser and certain affiliates of the Adviser are named as defendants in a derivative action which additionally names as defendants certain individual trustees of certain Van Kampen funds. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motion to dismiss the direct action and the motion to dismiss another derivative action brought by the same plaintiff that brought this derivative action, alleging market timing and late trading in the Van Kampen funds. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the market timing action. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be dismissed in light of the rulings dismissing the two cases discussed above. The Court has approved a notice to shareholders regarding the dismissal, which is located at the back of this Report.

9. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact to the Fund's Financial Statements, if any is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen Strategic Municipal Income Fund:

    We have audited the accompanying statement of assets and liabilities of Van Kampen Strategic Municipal Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Strategic Municipal Income Fund at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
November 14, 2006

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2006. The Fund designated 99.9% of the income distributions as a tax exempt income distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (61)            Trustee      Trustee     Chairman and Chief             71       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

Jerry D. Choate (68)          Trustee      Trustee     Prior to January 1999,         71       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (66)             Trustee      Trustee     President of CAC, L.L.C.,      71       Trustee/Director/Managing
CAC, L.L.C.                                since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Quidel
San Diego, CA 92122-6223                               advisory services. Prior                Corporation, Stericycle,
                                                       to February 2001, Vice                  Inc., Ventana Medical
                                                       Chairman and Director of                Systems, Inc., and GATX
                                                       Anixter International,                  Corporation, and Trustee
                                                       Inc., a global                          of The Scripps Research
                                                       distributor of wire,                    Institute. Prior to
                                                       cable and communications                January 2005, Trustee of
                                                       connectivity products.                  the University of Chicago
                                                       Prior to July 2000,                     Hospitals and Health
                                                       Managing Partner of                     Systems. Prior to April
                                                       Equity Group Corporate                  2004, Director of
                                                       Investment (EGI), a                     TheraSense, Inc. Prior to
                                                       company that makes                      January 2004, Director of
                                                       private investments in                  TeleTech Holdings Inc.
                                                       other companies.                        and Arris Group, Inc.
                                                                                               Prior to May 2002,
                                                                                               Director of Peregrine
                                                                                               Systems Inc. Prior to
                                                                                               February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (58)       Trustee      Trustee     Managing Partner of            71       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

R. Craig Kennedy (54)         Trustee      Trustee     Director and President of      71       Trustee/Director/Managing
1744 R Street, NW                          since 1993  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (71)            Trustee      Trustee     Prior to 1998, President       71       Trustee/Director/Managing
14 Huron Trace                             since 2003  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (70)           Trustee      Trustee     President of Nelson            71       Trustee/Director/Managing
423 Country Club Drive                     since 1985  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (66)     Trustee      Trustee     President Emeritus and         71       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           71       Trustee/Director/Managing
(64)                                       since 1999  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (67)         Trustee      Trustee     Partner in the law firm        71       Trustee/Director/Managing
333 West Wacker Drive                      since 1985  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Ronald E. Robison (67)        President and            Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas   Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Officer                              since May 2003. Managing Director of Van Kampen Advisors
                                                                   Inc. since June 2003. Director of Investor Services since
                                                                   September 2002. Director of the Adviser, Van Kampen
                                                                   Investments and Van Kampen Exchange Corp. since January
                                                                   2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                   & Co. Incorporated. Managing Director and Director of Morgan
                                                                   Stanley Investment Management Inc. Chief Administrative
                                                                   Officer, Managing Director and Director of Morgan Stanley
                                                                   Investment Advisors Inc. and Morgan Stanley Services Company
                                                                   Inc. Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust.
                                                                   Executive Vice President and Principal Executive Officer of
                                                                   the Institutional and Retail Morgan Stanley Funds. Director
                                                                   of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                   Officer of Morgan Stanley Investment Management Inc. and
                                                                   Executive Vice President of funds in the Fund Complex from
                                                                   May 2003 to September 2005.

Dennis Shea (53)              Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
1221 Avenue of the Americas                            since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10020                                                 and Van Kampen Advisors Inc. Chief Investment Officer-Global
                                                                   Equity of the same entities since February 2006. Vice
                                                                   President of Morgan Stanley Institutional and Retail Funds
                                                                   since February 2006. Vice President of funds in the Fund
                                                                   Complex since March 2006. Previously, Managing Director and
                                                                   Director of Global Equity Research at Morgan Stanley from
                                                                   April 2000 to February 2006.

J. David Germany (52)         Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
25 Cabot Square                                        since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                       and Van Kampen Advisors Inc. Chief Investment Officer -
London, GBR E14 4QA                                                Global Fixed Income of the same entities since December
                                                                   2005. Managing Director and Director of Morgan Stanley
                                                                   Investment Management Ltd. Director of Morgan Stanley
                                                                   Investment Management (ACD) Limited since December 2003.
                                                                   Vice President of Morgan Stanley Institutional and Retail
                                                                   Funds since February 2006. Vice President of funds in the
                                                                   Fund Complex since March 2006.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

Amy R. Doberman (44)          Vice President           Officer     Managing Director and General Counsel - U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas   and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                                 Complex.

John L. Sullivan (51)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (37)         Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   and Treasurer            since 2006  Chief Financial Officer and Treasurer of Morgan Stanley
New York, NY 10020                                                 Institutional Funds since 2002 and of Funds in the Fund
                                                                   Complex from January 2005 to August 2005 and since September
                                                                   2006.

                          Notice to Fund Shareholders

    As previously disclosed, a derivative action was filed on behalf of the Fund against the Fund's investment adviser, broker-dealer, distributor, and Trustees. The complaint alleges that defendants violated federal securities laws and state laws in connection with certain economic incentive programs. The case is pending before the Honorable Richard Owen, United States District Judge in the Southern District of New York. Defendants have filed a motion to dismiss the complaint in its entirety on numerous grounds, and that motion is still pending.

    On April 18, 2006, Judge Owen dismissed a separate lawsuit against Morgan Stanley and all of the same corporate defendants that are named in the derivative action. The Morgan Stanley suit related to the same incentive programs that are at issue in the derivative action, and asserted many of the same legal claims. In his decision, Judge Owen found that the programs do not violate federal law, and that defendants had made the appropriate disclosures concerning the programs. The plaintiffs in the Morgan Stanley suit did not appeal from the decision, and that decision is now final.

    In light of this decision by Judge Owen -- as well as several other decisions by other judges in the Southern District of New York and certain other courts that have dismissed similar complaints against other investment funds -- plaintiff in the derivative action has determined that the suit would be unsuccessful, if pursued further. Accordingly, plaintiff has asked Judge Owen to dismiss the action. No attorneys' fees will be paid by defendants and no consideration will be paid to the named plaintiff.

    All investors in the Fund are hereby provided notice of this proposed dismissal. If you object to the proposed dismissal, your objection must be mailed no later than December 29, 2006, in writing, to the Honorable Richard Owen, United States District Judge, United States Courthouse, Room 640, 500 Pearl Street, New York, NY 10007-1312. Copies of the objection must also be mailed to Denise Davis Schwartzman, Esquire, Chimicles & Tikellis LLP, 361 West Lancaster Avenue, Haverford, PA 19041; and Richard A. Rosen, Esquire, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019-6064.

  Van Kampen Strategic Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Strategic Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Strategic Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2006 Van Kampen Funds Inc.
                                        All rights reserved. Member NASD/SIPC.

                                                                  39, 399, 539
                                                                STMI ANR 11/06
    (VAN KAMPEN INVESTMENTS LOGO)                           RN06-03170P-Y09/06

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen California Insured Tax Free Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2006.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I [AND R] SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/06

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index and the Lehman Brothers California Insured Municipal Bond Index from 9/30/96 through 9/30/06. Class A shares, adjusted for sales charges. (LINE GRAPH)

                                                                           LEHMAN BROTHERS CALIFORNIA
                                                 VAN KAMPEN CALIFORNIA       INSURED MUNICIPAL BOND     LEHMAN BROTHERS MUNICIPAL
                                                 INSURED TAX FREE FUND               INDEX                     BOND INDEX
                                                 ---------------------     --------------------------   -------------------------
9/96                                                      9527                       10000                        10000
                                                          9653                       10116                        10113
                                                          9852                       10333                        10298
                                                          9796                       10273                        10255
                                                          9768                       10265                        10274
                                                          9846                       10361                        10369
                                                          9711                       10191                        10230
                                                          9801                       10291                        10316
                                                          9965                       10477                        10471
                                                         10079                       10579                        10583
                                                         10405                       10958                        10876
                                                         10228                       10819                        10774
9/97                                                     10361                       10955                        10902
                                                         10425                       11023                        10972
                                                         10489                       11096                        11037
                                                         10671                       11275                        11197
                                                         10784                       11424                        11313
                                                         10768                       11425                        11316
                                                         10782                       11414                        11326
                                                         10690                       11343                        11275
                                                         10899                       11546                        11454
                                                         10949                       11587                        11499
                                                         10981                       11614                        11528
                                                         11169                       11826                        11706
9/98                                                     11352                       12027                        11852
                                                         11306                       12017                        11851
                                                         11350                       12071                        11893
                                                         11347                       12075                        11923
                                                         11471                       12216                        12065
                                                         11418                       12174                        12012
                                                         11432                       12210                        12029
                                                         11441                       12211                        12059
                                                         11343                       12118                        11989
                                                         11133                       11915                        11816
                                                         11139                       11945                        11859
                                                         10994                       11799                        11764
9/99                                                     10961                       11811                        11769
                                                         10726                       11624                        11642
                                                         10866                       11765                        11765
                                                         10769                       11639                        11678
                                                         10703                       11590                        11627
                                                         10914                       11817                        11762
                                                         11255                       12136                        12019
                                                         11129                       11983                        11948
                                                         11043                       11949                        11886
                                                         11394                       12333                        12201
                                                         11576                       12517                        12371
                                                         11839                       12803                        12561
9/00                                                     11750                       12735                        12496
                                                         11853                       12843                        12632
                                                         11957                       12944                        12728
                                                         12342                       13281                        13042
                                                         12413                       13406                        13172
                                                         12416                       13429                        13213
                                                         12494                       13537                        13332
                                                         12232                       13280                        13187
                                                         12379                       13476                        13329
                                                         12444                       13536                        13418
                                                         12647                       13765                        13617
                                                         13001                       14115                        13842
9/01                                                     12936                       14042                        13795
                                                         13078                       14227                        13959
                                                         12949                       14126                        13842
                                                         12786                       13980                        13711
                                                         12979                       14202                        13949
                                                         13138                       14355                        14117
                                                         12802                       14010                        13840
                                                         13054                       14278                        14111
                                                         13150                       14392                        14196
                                                         13254                       14501                        14346
                                                         13415                       14672                        14531
                                                         13642                       14909                        14705
9/02                                                     14101                       15305                        15028
                                                         13677                       14932                        14778
                                                         13659                       14911                        14717
                                                         13980                       15224                        15028
                                                         13842                       15141                        14990
                                                         14059                       15379                        15199
                                                         14076                       15409                        15208
                                                         14221                       15555                        15309
                                                         14537                       15932                        15667
                                                         14349                       15806                        15601
                                                         13753                       15207                        15055
                                                         13912                       15305                        15167
9/03                                                     14336                       15738                        15613
                                                         14275                       15701                        15534
                                                         14481                       15873                        15696
                                                         14580                       16015                        15826
                                                         14602                       16100                        15917
                                                         14910                       16384                        16156
                                                         14778                       16292                        16100
                                                         14352                       15858                        15719
                                                         14297                       15797                        15662
                                                         14369                       15878                        15719
                                                         14597                       16096                        15926
                                                         14882                       16448                        16245
9/04                                                     14970                       16519                        16331
                                                         15153                       16688                        16472
                                                         14957                       16539                        16336
                                                         15200                       16763                        16535
                                                         15387                       16970                        16690
                                                         15292                       16882                        16634
                                                         15131                       16751                        16529
                                                         15417                       17050                        16790
                                                         15549                       17162                        16909
                                                         15641                       17273                        17013
                                                         15536                       17178                        16937
                                                         15710                       17380                        17108
9/05                                                     15563                       17258                        16992
                                                         15457                       17133                        16889
                                                         15542                       17242                        16970
                                                         15702                       17409                        17116
                                                         15729                       17457                        17162
                                                         15858                       17607                        17278
                                                         15715                       17469                        17158
                                                         15683                       17429                        17153
                                                         15742                       17514                        17229
                                                         15646                       17434                        17164
                                                         15835                       17686                        17368
                                                         16103                       17975                        17626
9/06                                                     16207                       18083                        17749

                            A SHARES              B SHARES              C SHARES           I SHARES
                         since 12/13/85         since 4/30/93         since 8/13/93      since 8/12/05
------------------------------------------------------------------------------------------------------
                                    W/MAX                 W/MAX                 W/MAX
                                    4.75%                 4.00%                 1.00%
AVERAGE ANNUAL         W/O SALES    SALES    W/O SALES    SALES    W/O SALES    SALES      W/O SALES
TOTAL RETURNS           CHARGES    CHARGE     CHARGES    CHARGE     CHARGES    CHARGE       CHARGES

Since Inception           6.83%      6.59%      4.86%      4.86%      4.53%      4.53%        4.02%

10-year                   5.46       4.95       4.90       4.90       4.70       4.70          n/a

5-year                    4.61       3.60       4.34       4.08       3.86       3.86          n/a

1-year                    4.14      -0.82       4.40       0.44       3.36       2.37         4.40
------------------------------------------------------------------------------------------------------

SEC Yield                     3.33%                 3.51%                 2.78%              3.75%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the fiscal period ended September 30, 2006, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was higher than that of Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in years one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least

$1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The Lehman Brothers California Insured Municipal Bond Index is comprised of insured CA municipal bond issues. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered investments. It is not possible to invest directly in an index. Source for index performance:
Lipper Inc.

Fund Report

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2006

MARKET CONDITIONS

Against the backdrop of strong economic growth, good employment data and inflationary pressures stemming from rising oil prices, the Federal Open Market Committee (the "Fed") continued its tightening campaign during the first nine months of the reporting period, raising the federal funds target rate six times to 5.25 percent at the end of June. As the months progressed however, economic growth moderated as consumer spending and housing weakened while inflation concerns eased, prompting investors to speculate that the Fed would take a break from rate increases. In August the Fed did pause, ending a two-year run of 17 consecutive rate increases -- the longest stretch of increases in 25 years. At its September meeting, the Fed again kept its target rate unchanged, and indicated that any future rate increases would be driven by the weight of economic data.

As a result of the improved outlook for the fixed income market, yields on longer-maturity municipal bonds fell dramatically in latter months of the reporting year, ultimately ending at the lowest level in decades. Yields on shorter-maturity municipal bonds, however, moved higher. Accordingly, the slope of the municipal yield curve flattened as the spread between short-term and long-term interest rates narrowed.

Demand for municipal bonds continued to be strong during the period. In fact, inflows into municipal bond funds were 45 percent higher year-to-date through September than for the same period last year, much of which went into high yield funds. Because prevailing interest rates were still at relatively low levels, investors increasingly sought out lower-quality, higher yielding bonds. The increased demand for high yield bonds led this segment of the market to considerably outperform high-grade issues. In addition, long-term bonds continued to earn the best returns, while the short end of the curve posted the lowest returns as Fed rate increases moved yields in this portion of the curve higher.

Although municipal bond issuance remained brisk in the last quarter of 2005, volume declined throughout the remaining months of the period. As of the end of September, national municipal bond issuance was down 14 percent for 2006. The reduced supply, coupled with growing demand, further fueled municipal bond performance.

Consistent with the national trend, the amount of municipal issues (both insured and uninsured) that came to market in California declined for the overall period. The large number of refundings that took place in the state in the previous two years contributed to the reduction in supply. In addition, the low level of interest rates more recently has led investors to seek securities with high yields, which resulted in a decline in demand for higher-quality, lower yielding paper.

Despite the 20 percent drop in new issue supply, the State of California remained the nation's largest issuer of municipal debt. The state's municipal market continued to benefit from the strengthening of its credit fundamentals as its credit rating was raised to A+ in 2006.

PERFORMANCE ANALYSIS

The fund returned 4.14 percent for the 12 months ended September 30, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmarks, the Lehman Brothers California Insured Municipal Bond Index and the Lehman Brothers Municipal Bond Index, returned 4.78 percent and 4.45 percent for the period, respectively.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2006

------------------------------------------------------------------------------------------------
                                                   LEHMAN BROTHERS         LEHMAN BROTHERS
                                                  CALIFORNIA INSURED       MUNICIPAL BOND
      CLASS A   CLASS B   CLASS C   CLASS I      MUNICIPAL BOND INDEX           INDEX

       4.14%     4.40%     3.36%     4.40%              4.78%                   4.45%
------------------------------------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the fiscal period ended September 30, 2006, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was higher than that of Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

A variety of factors contributed positively to the fund's performance during the reporting year. Reflecting our view that Treasury rates would continue to rise, we kept the portfolio's duration (a measure of interest-rate sensitivity) lower than that of the Lehman Brothers California Insured Municipal Bond Index for the first eight months of the period. This conservative positioning benefited the fund as interest rates continued to climb as anticipated. In June, when economic data started to weaken and it appeared that rates were done climbing, we increased the duration of the portfolio to be more in line with the Lehman Brothers California Insured Municipal Bond Index. This less-defensive positioning also contributed positively to fund returns as the yield curve began to flatten in the latter months of the period.

The fund's positioning along the yield curve remained consistent throughout the period. We favored the longer-term segment of the curve, purchasing bonds primarily in the 25-to-30 year maturity range. This proved advantageous as longer-dated issues outperformed those with shorter maturities. We also purchased premium coupon bonds priced to 10 years or shorter, and added to the fund's holdings in inverse floating-rate securities,* both of which added income to the fund. We continued to avoid zero-coupon bonds, which have been volatile, as well as non-callable bonds. The fund also benefited considerably from new issues being brought into the marketplace that refunded current holdings in the portfolio, which allowed the fund to capture appreciation gains.

For hedging purposes, we used Bond Market Association (BMA) swaps and to a lesser extent, Treasury futures. BMA swaps are more closely tied to the municipal market than are Treasury futures, which we believe makes them a more effective hedging tool.

The fund maintained an emphasis on the essential services sectors of the market, such as water and sewer and education bonds. We selectively added some health care issues to the portfolio but continued to avoid housing bonds. These factors were also additive to performance whereas an underweight relative to the Lehman Brothers California Insured Municipal Bond Index in the tax-supported debt and education sectors tempered returns somewhat. In addition, the portfolio did not contain any holdings subject to the Alternative Minimum Tax (AMT).

(*)An inverse floating-rate security, or "inverse floater", is a variable rate security whose coupon rate changes in the opposite direction from the change in the reference rate used to calculate the coupon rate.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

TOP FIVE SECTORS AS OF 9/30/06              RATINGS ALLOCATIONS AS OF 9/30/06
Tax Allocation                22.2%         AAA/Aaa                         100%
Public Education              20.5
Public Building               17.2
General Purpose                7.2
Higher Education               6.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings allocations are a percentage of total investments. Top 5 sectors percentages are as a percentage of long-term investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard & Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/06 - 9/30/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        BEGINNING         ENDING        EXPENSES PAID
                                                      ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                      ------------------------------------------------
                                                         4/1/06           9/30/06       4/1/06-9/30/06
Class A
 Actual.............................................    $1,000.00        $1,031.28          $4.63
 Hypothetical.......................................     1,000.00         1,020.57           4.61
 (5% annual return before expenses)
Class B
 Actual.............................................     1,000.00         1,034.19           2.45
 Hypothetical.......................................     1,000.00         1,022.67           2.43
 (5% annual return before expenses)
Class C
 Actual.............................................     1,000.00         1,027.98           8.44
 Hypothetical.......................................     1,000.00         1,016.77           8.39
 (5% annual return before expenses)
Class I
 Actual.............................................     1,000.00         1,033.14           3.36
 Hypothetical.......................................     1,000.00         1,021.77           3.35
 (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.91%, 0.48%, 1.66%, and 0.66% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.
 8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------

          CALIFORNIA MUNICIPAL BONDS  99.4%
$1,925    Alhambra, CA City Elem Sch Dist Cap Apprec Ser A
          (FSA Insd) (a)..................................   *      09/01/20   $  1,064,621
 2,000    Anaheim, CA Pub Fin Auth Tax Alloc Rev (Inverse
          Fltg) (MBIA Insd)............................... 9.321%   12/28/18      2,209,740
 3,000    Baldy Mesa, CA Wtr Dist Ctf Partn Parity Wtr Sys
          Impt Proj (AMBAC Insd).......................... 5.000    08/01/36      3,160,710
 1,430    Bay Area Govt Assn CA Lease Rev Cap Proj Ser A
          (AMBAC Insd) (a)................................ 5.250    07/01/17      1,551,164
 2,735    Bay Area Govt Assn CA Lease West Sacramento Ser
          A (XLCA Insd) (a)............................... 5.000    09/01/29      2,866,964
 1,000    Bonita, CA Uni Sch Dist Election 2004 Ser A
          (MBIA Insd)..................................... 5.000    08/01/28      1,055,990
 1,070    Bonita, CA Uni Sch Dist Election 2004 Ser A
          (MBIA Insd)..................................... 5.250    08/01/24      1,167,456
 1,850    Brea & Olinda, CA Uni Sch Dist Ser A Rfdg (FSA
          Insd) (a)....................................... 5.500    08/01/18      2,013,836
 2,165    California Ed Fac Auth Rev Univ Pacific
          (MBIA Insd)..................................... 5.875    11/01/20      2,349,350
 2,000    California Infrastructure & Econ Dev Bk Rev Bay
          Area Toll Brdg First Lien Ser A (Prerefunded @
          01/01/28) (FGIC Insd)........................... 5.000    07/01/29      2,249,040
 1,050    California Spl Dist Assn Fin Corp Ctf Partn Pgm
          Ser DD (a)...................................... 5.625    01/01/27      1,075,704
 1,050    California St (FGIC Insd)....................... 6.250    09/01/12      1,193,881
 1,200    California St Dept Transn Ctf Ser A Rfdg
          (MBIA Insd)..................................... 5.250    03/01/16      1,231,392
 2,500    California St Dept Wtr Res Pwr Supply Rev Rite
          Ser B (Inverse Fltg) (Acquired 09/08/03, Cost
          $2,709,650) (MBIA Insd) (a) (b)................. 6.785    05/01/11      3,021,775
 2,500    California St Pub Wks Brd Lease Dept Corrections
          Ten Admin Ser A (AMBAC Insd).................... 5.250    03/01/17      2,677,950
 7,750    California St Rfdg (FGIC Insd).................. 5.000    02/01/23      7,940,495
 1,000    California St Univ Rev & Colleges Systemwide Ser
          A (AMBAC Insd).................................. 5.375    11/01/18      1,090,820
 1,900    California Statewide Cmntys Dev Auth Wtr Rev Ser
          A (FSA Insd).................................... 5.000    10/01/26      2,021,942
 1,000    Carson, CA Redev Agy Redev Proj Area No 1 Tax
          Alloc (MBIA Insd)............................... 5.500    10/01/15      1,133,110
 2,000    Castaic Lake Wtr Agy CA Ctf Partn Wtr Sys Impt
          Proj Ser A Rfdg (MBIA Insd)..................... 7.000    08/01/12      2,351,060
 3,000    Castaic Lake Wtr Agy CA Rev Ctf Partn Ser A
          (MBIA Insd)..................................... 5.250    08/01/23      3,192,870
   100    Cerritos, CA Cmnty College Election 2004 Ser A
          (MBIA Insd)..................................... 5.000    08/01/26        105,736

 12                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$  125    Cerritos, CA Cmnty College Election 2004 Ser A
          (MBIA Insd)..................................... 5.000%   08/01/28   $    131,999
 2,000    Chula Vista, CA Pub Fin Auth Rev Ser A Rfdg
          (MBIA Insd)..................................... 5.000    09/01/29      2,103,520
 1,160    Coachella, CA Fin Auth Tax Proj 1 & 2 Ser A Rfdg
          (XLCA Insd) (a)................................. 5.250    12/01/30      1,241,374
 3,140    Colton, CA Jt Uni Sch Dist Election 2001 Ser C
          (FGIC Insd) (a)................................. 5.250    02/01/25      3,412,332
 3,400    Contra Costa, CA Cmnty College Election 2002
          (MBIA Insd)..................................... 5.000    08/01/29      3,585,708
 2,890    Cucamonga Vly, CA Wtr Dist Ctf Partn Wtr Fac Fin
          (MBIA Insd)..................................... 5.000    09/01/36      3,038,777
 2,500    Culver City, CA Redev Agy Tax Alloc Redev Proj
          Ser A Rfdg (AMBAC Insd)......................... 5.000    11/01/23      2,649,075
 2,400    Dinuba, CA Redev Agy Tax Alloc Merged City Redev
          Proj No 2 Rfdg (AMBAC Insd)..................... 5.000    09/01/34      2,514,624
 1,000    East Bay, CA Muni Util Dist Wtr Sys Rev
          (MBIA Insd)..................................... 5.000    06/01/21      1,055,040
 2,195    Elk Grove, CA Uni Sch Dist Spl Tax Cmnty Fac
          Dist No 1 (MBIA Insd)........................... 5.000    12/01/35      2,300,997
 1,280    Fillmore, CA Uni Sch Dist Election 2004 Ser A
          (FSA Insd)...................................... 5.000    08/01/27      1,360,230
 1,300    Folsom Cordova, CA Uni Sch Dist Sch Fac Impt
          Dist No 2 Ser A (MBIA Insd)..................... 5.375    10/01/17      1,412,281
 1,360    Folsom, CA Pub Fin Auth City Hall & Cmnty Ctr
          Rfdg (FSA Insd) (a)............................. 5.000    10/01/16      1,456,288
 1,480    Fontana, CA Redev Agy Tax Alloc Dwntwn Redev
          Proj Rfdg (MBIA Insd)........................... 5.000    09/01/21      1,536,284
   650    Fresno, CA Jt Pwrs Fin Auth Ser A (FSA Insd).... 5.000    06/01/17        686,348
   590    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
          Insd) (a)....................................... 5.900    08/01/17        695,923
   630    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
          Insd) (a)....................................... 5.900    08/01/18        748,856
   675    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
          Insd) (a)....................................... 5.900    08/01/19        806,895
   720    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
          Insd) (a)....................................... 5.900    08/01/20        867,247
 2,000    Glendale, CA Redev Agy Tax Ctr Glendale Redev
          Proj (MBIA Insd)................................ 5.250    12/01/20      2,159,640
 2,425    Glendora, CA Pub Fin Auth Tax Alloc Proj No 1
          Ser A (MBIA Insd)............................... 5.000    09/01/24      2,545,619
 2,230    Hanford, CA High Sch Dist Election 1998 Ser C
          (MBIA Insd) (a)................................. 5.700    08/01/28      2,532,745
 2,275    Hawaiian Gardens, CA Redev Agy Proj No 1 Tax
          Alloc Ser A (AMBAC Insd)........................ 5.000    12/01/25      2,425,241

See Notes to Financial Statements                                             13

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$2,500    Huntington Beach, CA High Election 2004
          (FSA Insd)...................................... 5.000%   08/01/26   $  2,643,400
 2,000    Imperial Irr Dist CA Ctf Partn Elec Sys Proj
          (FSA Insd)...................................... 5.250    11/01/23      2,147,180
 1,950    Imperial Irr Dist CA Ctf Partn Wtr Sys Proj
          (AMBAC Insd) (a)................................ 5.000    07/01/19      2,053,954
 2,000    Inglewood, CA Redev Agy Tax Alloc Merged Redev
          Proj Ser A Rfdg (AMBAC Insd).................... 5.250    05/01/23      2,253,880
 1,715    Irvine, CA Pub Fac & Infrastructure Ser B (AMBAC
          Insd) (a)....................................... 5.000    09/02/23      1,774,442
 2,000    La Canada, CA Uni Sch Dist Election 2004 Ser A
          (MBIA Insd)..................................... 5.500    08/01/28      2,205,000
 2,000    La Quinta, CA Fin Auth Loc Ser A (AMBAC Insd)... 5.000    09/01/29      2,104,740
 2,000    La Quinta, CA Redev Agy Tax Alloc Redev Proj
          Area No 1 (AMBAC Insd).......................... 5.000    09/01/22      2,125,520
 2,000    La Quinta, CA Fin Auth Loc Ser A (AMBAC Insd)... 5.250    09/01/24      2,167,540
 1,000    Livermore-Amador Vly Wtr Mgmt Agy CA Swr Rev Ser
          A (AMBAC Insd).................................. 5.250    08/01/16      1,074,460
 1,260    Long Beach, CA Bd Fin Auth Pub Lease Safety Fac
          Proj (AMBAC Insd) (a)........................... 5.250    11/01/16      1,374,887
 1,545    Long Beach, CA Bd Fin Auth Pub Lease Safety Fac
          Proj (AMBAC Insd) (a)........................... 5.250    11/01/20      1,672,246
 2,000    Long Beach, CA Cmnty College Dist 2002 Election
          Ser B (FGIC Insd)............................... 5.000    05/01/25      2,128,400
 2,000    Los Angeles, CA Cmnty Redev Agy Cmnty Redev Fin
          Auth Rev Ser N (MBIA)........................... 5.250    09/01/26      2,178,220
 2,740    Los Angeles Cnty, CA Ctf Partn Antelope Vly
          Courthouse Ser A (AMBAC Insd)................... 5.750    11/01/16      2,966,379
 1,000    Los Angeles Cnty, CA Ctf Partn Disney Pkg Proj
          Rfdg (AMBAC Insd)............................... 4.750    03/01/23      1,018,040
 1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax Rev
          Prop A First Tier Sr Ser C Rfdg (AMBAC Insd).... 5.000    07/01/23      1,038,210
 1,265    Los Angeles Cnty, CA Schs Regionalized Business
          Svcs Ctf Partn Cap Apprec Pooled Fin Ser A
          (AMBAC Insd)....................................   *      08/01/24        567,934
 1,975    Los Angeles, CA Ctf Partn Real Ppty Pgm Ser T
          (MBIA Insd) (a)................................. 5.000    02/01/19      2,075,192
 2,000    Los Angeles, CA Dept Wtr & Pwr Sys Ser C (MBIA
          Insd)........................................... 5.000    07/01/26      2,113,660
 2,350    Los Angeles, CA Mtg Rev FHA Security 8 Asstd
          Proj Ser A Rfdg (MBIA Insd)..................... 6.100    07/01/25      2,352,726
 1,375    Los Angeles, CA Spl Assmt Landscaping & Ltg Dist
          No 96 Ser 1 (AMBAC Insd) (a).................... 5.000    03/01/21      1,439,680
 1,000    Lynwood, CA Uni Sch Dist 2002 Election Ser A
          (FSA Insd)...................................... 5.000    08/01/27      1,050,410

 14                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,000    Menifee, CA Uni Sch Dist 2002 Election Ser B
          (FGIC Insd)..................................... 5.000%   08/01/28   $  1,060,400
 1,500    Modesto, CA Irr Rect Ctf Partn Cap Impt Ser A
          (FSA Insd)...................................... 5.250    07/01/18      1,608,180
 1,105    Monrovia, CA Fin Auth Lease Rev Hillside
          Wilderness Preserve (AMBAC Insd)................ 5.000    12/01/20      1,182,516
 2,000    Montclair, CA Redev Agy Tax Redev Proj No V Rfdg
          (MBIA Insd)..................................... 5.000    10/01/20      2,124,180
 1,000    Mount Pleasant, CA Elem Sch Dist 1998 Election
          Ser C (FSA Insd)................................ 5.500    03/01/26      1,076,190
 1,570    Mountain View, CA Shoreline Tax Alloc Ser A
          (MBIA Insd) (a)................................. 5.250    08/01/16      1,677,466
 1,105    National City, CA Cmnty Dev Com Redev Proj Ser B
          Rfdg (AMBAC Insd)............................... 5.250    08/01/32      1,185,212
 2,060    Norco, CA Redev Agy Tax Alloc Norco Redev Proj
          Area No 1 Rfdg (AMBAC Insd)..................... 5.000    03/01/26      2,172,085
 1,000    Novato, CA Uni Sch Dist (FSA Insd).............. 5.000    08/01/28      1,055,990
 3,915    Oak Grove, CA Sch Dist 1995 Election (FGIC
          Insd)........................................... 5.250    08/01/25      4,147,590
 1,000    Oakland, CA Uni Sch Dist Alameda Cnty
          (FSA Insd)...................................... 5.000    08/01/17      1,031,750
 1,300    Oceanside, CA Ctf Part Ser A Rfdg (AMBAC
          Insd)........................................... 5.200    04/01/23      1,383,291
 3,025    Orange Cnty, CA Pub Fin Auth Lease Rev Juvenile
          Justice Ctr Fac Rfdg (AMBAC Insd)............... 5.375    06/01/17      3,307,323
 1,145    Pacifica, CA Wastewtr Rev Rfdg (AMBAC Insd)..... 5.000    10/01/25      1,209,521
 1,200    Palm Desert, CA Fin Auth Tax Alloc Rev Proj Area
          No 4 Ser A Rfdg (MBIA Insd)..................... 5.000    10/01/29      1,270,224
 1,340    Palm Springs, CA Fin Lease Rev Convention Ctr
          Proj Ser A Rfdg (MBIA Insd)..................... 5.250    11/01/19      1,446,932
 3,545    Panama-Buena Vista Uni Sch Dist CA Ctf Partn Sch
          Constr Proj (MBIA Insd)......................... 5.000    09/01/30      3,739,195
 3,065    Placentia Yorba Linda, CA Uni Sch Dist Ctf Partn
          (FGIC Insd)..................................... 5.000    10/01/30      3,224,962
 2,020    Pomona, CA Pub Fin Auth Rev Merged Redev Proj
          Ser AD (MBIA Insd) (a).......................... 5.000    02/01/15      2,134,231
 1,110    Pomona, CA Pub Fin Auth Rev Merged Redev Proj
          Ser AD (MBIA Insd) (a).......................... 5.000    02/01/16      1,172,770
 1,360    Port Hueneme, CA Ctf Partn Cap Impt Pgm Rfdg
          (MBIA Insd)..................................... 6.000    04/01/19      1,629,321
 1,055    Poway, CA Redev Agy Tax Alloc Paguay Redev Proj
          (AMBAC Insd) (a)................................ 5.375    06/15/20      1,143,842
 3,000    Rancho Cucamonga, CA Redev Agy Rancho Redev Proj
          (MBIA Insd)..................................... 5.375    09/01/25      3,206,040
   925    Redding, CA Elec Sys Rev Ctf Partn (Inverse
          Fltg) (Escrowed to Maturity) (MBIA Insd)........ 9.207    07/01/22      1,292,808
 1,400    Redding, CA Redev Agy Tax Alloc Canby Hilltop
          Cypress Redev Ser A (MBIA Insd)................. 5.000    09/01/23      1,485,708

See Notes to Financial Statements                                             15

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$3,775    Riverside, CA Lease Rev Ctf Partn Galleria at
          Tyler Pub Impt (FGIC Insd)...................... 5.000%   09/01/36   $  3,969,337
 3,775    Riverside Cnty, CA Ctf Partn Historic Courthouse
          Proj (FGIC Insd) (a)............................ 5.000    11/01/27      3,982,097
 2,160    Roseville, CA Jt Un High Sch Election 2004 Ser A
          (FGIC Insd) (a)................................. 5.000    08/01/26      2,283,898
 2,000    Sacramento Cnty, CA San Dist Fin Auth Rev
          Sacramento Regl Cnty San (FGIC Insd)............ 5.000    12/01/29      2,130,080
 1,000    Sacramento, CA City Fin Auth Rev Cap Impt (AMBAC
          Insd)........................................... 5.000    12/01/33      1,044,320
 1,500    San Diego Cnty, CA Ctf Partn Edgemoor Proj &
          Regl Sys Rfdg (AMBAC Insd)...................... 5.000    02/01/23      1,589,565
 2,000    San Francisco, CA City & Cnty Second Ser Issue
          26B (FGIC Insd)................................. 5.000    05/01/22      2,089,880
 2,290    San Jose, CA Uni Sch Dist Ctf Partn Rfdg (FGIC
          Insd)........................................... 4.500    06/01/24      2,326,342
 2,675    San Jose, CA Fin Auth Lease Rev Convention Ctr
          Proj Ser F Rfdg (MBIA Insd)..................... 5.000    09/01/17      2,829,481
 1,000    San Leandro, CA Ctf Part Lib & Fire Stations Fin
          (AMBAC Insd).................................... 5.750    11/01/29      1,076,230
 1,000    San Leandro, CA Jt Proj Area Fin (MBIA Insd).... 5.100    12/01/26      1,058,580
 1,340    Sanger, CA Uni Sch Dist Ctf Cap Impt Prog (FSA
          Insd) (a)....................................... 5.000    03/01/25      1,422,812
 2,000    Santa Fe Springs, CA Cmnty Dev Comm Tax Alloc
          Ser A Rfdg (MBIA Insd) (a)...................... 5.375    09/01/20      2,135,880
 2,065    Santa Fe Springs, CA Cmnty Dev Comm Tax Alloc
          Ser A Rfdg (MBIA Insd).......................... 5.375    09/01/21      2,199,989
 2,450    Santa Monica, CA Cmnty College Ser A Rfdg (AMBAC
          Insd) (a)....................................... 5.250    02/01/23      2,635,710
 1,460    Shafter, CA Cmnty Dev Agy Tax Alloc Rev Cmnty
          Dev Proj Area No 1 Ser A Rfdg (FSA Insd)........ 5.000    11/01/36      1,536,168
 1,000    Shasta, CA Jt Pwr Fin Auth Cnty Admin Bldg Proj
          Ser A (MBIA Insd)............................... 5.250    04/01/22      1,071,270
 1,000    South Gate, CA Pub Fin Auth South Gate Redev
          Proj No 1 (XLCA Insd)........................... 5.750    09/01/22      1,117,380
 2,150    Temecula, CA Redev Agy Tax Alloc Rev Temecula
          Redev Proj No 1 (MBIA Insd)..................... 5.125    08/01/27      2,235,850
 2,500    Turlock, CA Pub Fin Auth Tax Alloc Rev
          (FSA Insd)...................................... 5.000    09/01/36      2,628,700
 1,000    University of CA Rev Multi Purp Proj Ser M (FGIC
          Insd)........................................... 5.125    09/01/17      1,049,930
 1,000    University of CA Rev Resh Fac Ser E
          (AMBAC Insd).................................... 5.000    09/01/19      1,045,920
 1,540    Vallejo City, CA Uni Sch Dist Ser A Rfdg
          (MBIA Insd)..................................... 5.900    02/01/20      1,853,405

 16                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$2,000    Ventura Cnty, CA Ctf Partn Pub Fin Auth Ser I
          (FSA Insd)...................................... 5.250%   08/15/16   $  2,090,200
 3,655    Woodland, CA Fin Auth Wastewater Rev Second Sr
          Lien (MBIA Insd) (a)............................ 5.000    03/01/30      3,843,306
                                                                               ------------
TOTAL INVESTMENTS  99.4%
  (Cost $215,216,236).......................................................    227,732,806
OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%.................................      1,373,079
                                                                               ------------

NET ASSETS  100.0%..........................................................   $229,105,885
                                                                               ============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) The Fund owns 100% of the outstanding bond issuance.

(b) This security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 1.3% of net assets.

AMBAC--AMBAC Indemnity Corp.

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

See Notes to Financial Statements                                             17

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2006

ASSETS:
Total Investments (Cost $215,216,236).......................  $  227,732,806
Receivables:
  Interest..................................................       2,403,871
  Fund Shares Sold..........................................         217,530
Other.......................................................         158,193
                                                              --------------
    Total Assets............................................     230,512,400
                                                              --------------
LIABILITIES:
Payables:
  Custodian Bank............................................         352,708
  Fund Shares Repurchased...................................         281,465
  Income Distributions......................................         198,588
  Swap Contract.............................................         139,531
  Investment Advisory Fee...................................          88,375
  Distributor and Affiliates................................           8,884
Trustees' Deferred Compensation and Retirement Plans........         228,231
Accrued Expenses............................................         108,733
                                                              --------------
    Total Liabilities.......................................       1,406,515
                                                              --------------
NET ASSETS..................................................  $  229,105,885
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $  215,173,211
Net Unrealized Appreciation.................................      12,516,570
Accumulated Net Realized Gain...............................         871,553
Accumulated Undistributed Net Investment Income.............         544,551
                                                              --------------
NET ASSETS..................................................  $  229,105,885
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $190,008,231 and 10,230,102 shares of
    beneficial interest issued and outstanding).............  $        18.57
    Maximum sales charge (4.75%* of offering price).........             .93
                                                              --------------
    Maximum offering price to public........................  $        19.50
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $25,262,197 and 1,339,201 shares of
    beneficial interest issued and outstanding).............  $        18.86
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $9,943,503 and 535,190 shares of
    beneficial interest issued and outstanding).............  $        18.58
                                                              ==============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,891,954 and 209,561 shares of
    beneficial interest issued and outstanding).............  $        18.57
                                                              ==============

*   On sales of $100,000 or more, the sales charge will be reduced.

 18                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended September 30, 2006

INVESTMENT INCOME:
Interest....................................................  $10,926,660
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,081,723
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $463,787, $5,941 and $110,694,
  respectively).............................................      580,422
Shareholder Services........................................      126,612
Legal.......................................................       40,118
Trustees' Fees and Related Expenses.........................       36,257
Custody.....................................................       23,384
Other.......................................................      215,302
                                                              -----------
    Total Expenses..........................................    2,103,818
    Less Credits Earned on Cash Balances....................        8,828
                                                              -----------
    Net Expenses............................................    2,094,990
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 8,831,670
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 1,011,910
  Swap Contracts............................................      (34,020)
  Futures...................................................      (51,471)
                                                              -----------
Net Realized Gain...........................................      926,419
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   13,202,185
  End of the Period.........................................   12,516,570
                                                              -----------
Net Unrealized Depreciation During the Period...............     (685,615)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $   240,804
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 9,072,474
                                                              ===========

See Notes to Financial Statements                                             19

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                           FOR THE              FOR THE
                                                          YEAR ENDED           YEAR ENDED
                                                      SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
                                                      ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $  8,831,670         $  9,071,213
Net Realized Gain....................................         926,419            2,956,456
Net Unrealized Depreciation During the Period........        (685,615)          (2,833,739)
                                                         ------------         ------------
Change in Net Assets from Operations.................       9,072,474            9,193,930
                                                         ------------         ------------

Distributions from Net Investment Income:
  Class A Shares.....................................      (7,346,494)          (7,367,133)
  Class B Shares.....................................      (1,198,106)          (1,193,998)
  Class C Shares.....................................        (355,129)            (381,330)
  Class I Shares.....................................        (110,088)             (14,214)
                                                         ------------         ------------
                                                           (9,009,817)          (8,956,675)
                                                         ------------         ------------

Distributions from Net Realized Gain:
  Class A Shares.....................................      (2,396,767)          (1,194,255)
  Class B Shares.....................................        (396,499)            (256,541)
  Class C Shares.....................................        (152,451)             (76,525)
  Class I Shares.....................................         (31,914)                 -0-
                                                         ------------         ------------
                                                           (2,977,631)          (1,527,321)
                                                         ------------         ------------
Total Distributions..................................     (11,987,448)         (10,483,996)
                                                         ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................      (2,914,974)          (1,290,066)
                                                         ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................      38,204,676           34,454,209
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................       8,620,544            7,391,256
Cost of Shares Repurchased...........................     (51,173,595)         (40,845,600)
                                                         ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...      (4,348,375)             999,865
                                                         ------------         ------------
TOTAL DECREASE IN NET ASSETS.........................      (7,263,349)            (290,201)
NET ASSETS:
Beginning of the Period..............................     236,369,234          236,659,435
                                                         ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $544,551 and
  $727,655, respectively)............................    $229,105,885         $236,369,234
                                                         ============         ============

 20                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                                 ----------------------------------------------
                                                2006      2005      2004      2003      2002
                                               ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $18.80    $18.93    $18.84    $19.45    $18.64
                                               ------    ------    ------    ------    ------
  Net Investment Income......................     .71(a)    .72       .75       .74       .77
  Net Realized and Unrealized Gain/Loss......     .03       .01       .06      (.44)      .85
                                               ------    ------    ------    ------    ------
Total from Investment Operations.............     .74       .73       .81       .30      1.62
                                               ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment Income...     .73       .74       .72       .75       .78
  Distributions from Net Realized Gain.......     .24       .12       -0-       .16       .03
                                               ------    ------    ------    ------    ------
Total Distributions..........................     .97       .86       .72       .91       .81
                                               ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...........  $18.57    $18.80    $18.93    $18.84    $19.45
                                               ======    ======    ======    ======    ======

Total Return (b).............................   4.14%     3.96%     4.42%     1.67%     9.01%
Net Assets at End of the Period (In
  millions)..................................  $190.0    $188.0    $183.0    $195.4    $200.4
Ratio of Expenses to Average Net Assets......    .91%      .92%      .89%      .87%      .87%
Ratio of Net Investment Income to Average Net
  Assets.....................................   3.86%     3.83%     4.00%     3.93%     4.18%
Portfolio Turnover...........................     31%       25%       16%       25%       32%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             21

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                                 ----------------------------------------------
                                                2006      2005      2004      2003      2002
                                               ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $19.07    $19.03    $18.82    $19.44    $18.65
                                               ------    ------    ------    ------    ------
  Net Investment Income......................     .77(a)    .79       .72       .60       .63
  Net Realized and Unrealized Gain/Loss......     .02      (.03)      .07      (.45)      .84
                                               ------    ------    ------    ------    ------
Total from Investment Operations.............     .79       .76       .79       .15      1.47
                                               ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment Income...     .76       .60       .58       .61       .65
  Distributions from Net Realized Gain.......     .24       .12       -0-       .16       .03
                                               ------    ------    ------    ------    ------
Total Distributions..........................    1.00       .72       .58       .77       .68
                                               ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...........  $18.86    $19.07    $19.03    $18.82    $19.44
                                               ======    ======    ======    ======    ======

Total Return (b).............................   4.40%(c)  4.10%(c)  4.29%(c)  0.87%     8.16%
Net Assets at End of the Period (In
  millions)..................................  $ 25.3    $ 33.7    $ 41.1    $ 49.8    $ 53.0
Ratio of Expenses to Average Net Assets......    .69%(c)   .81%(c)  1.09%(c)  1.62%     1.63%
Ratio of Net Investment Income to Average Net
  Assets.....................................   4.08%(c)  3.96%(c)  3.80%(c)  3.18%     3.42%
Portfolio Turnover...........................     31%       25%       16%       25%       32%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.

(c) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

 22                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                                 ----------------------------------------------
                                                2006      2005      2004      2003      2002
                                               ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $18.81    $18.93    $18.82    $19.43    $18.64
                                               ------    ------    ------    ------    ------
  Net Investment Income......................     .57(a)    .59       .61       .61       .64
  Net Realized and Unrealized Gain/Loss......     .03       .01       .08      (.45)      .83
                                               ------    ------    ------    ------    ------
Total from Investment Operations.............     .60       .60       .69       .16      1.47
                                               ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment Income...     .59       .60       .58       .61       .65
  Distributions from Net Realized Gain.......     .24       .12       -0-       .16       .03
                                               ------    ------    ------    ------    ------
Total Distributions..........................     .83       .72       .58       .77       .68
                                               ------    ------    ------    ------    ------
Net Asset Value, End of the Period...........  $18.58    $18.81    $18.93    $18.82    $19.43
                                               ======    ======    ======    ======    ======

Total Return (b).............................   3.36%     3.26%(d)  3.75%(d)  0.92%(c)  8.16%
Net Assets at End of the Period (In
  millions)..................................  $  9.9    $ 12.0    $ 12.6    $ 18.1    $ 15.0
Ratio of Expenses to Average Net Assets......   1.66%     1.61%(d)  1.59%(d)  1.62%     1.63%
Ratio of Net Investment Income to Average Net
  Assets.....................................   3.11%     3.15%(d)  3.30%(d)  3.20%(c)  3.41%
Portfolio Turnover...........................     31%       25%       16%       25%       32%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .03%.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

See Notes to Financial Statements                                             23

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           AUGUST 12, 2005
                                                                           (COMMENCEMENT OF
                                                           YEAR ENDED       OPERATIONS) TO
CLASS I SHARES                                            SEPTEMBER 30,     SEPTEMBER 30,
                                                              2006               2005
                                                          ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD................     $18.80             $18.87
                                                             ------             ------
  Net Investment Income.................................        .74(a)             .09
  Net Realized and Unrealized Gain/Loss.................        .05               (.06)
                                                             ------             ------
Total from Investment Operations........................        .79                .03
                                                             ------             ------
Less:
  Distributions from Net Investment Income..............        .78                .10
  Distributions from Net Realized Gain..................        .24                -0-
                                                             ------             ------
Total Distributions.....................................       1.02                .10
                                                             ------             ------
NET ASSET VALUE, END OF THE PERIOD......................     $18.57             $18.80
                                                             ======             ======

Total Return (b)........................................      4.40%              0.17%*
Net Assets at End of the Period (In millions)...........     $  3.9             $  2.6
Ratio of Expenses to Average Net Assets.................       .66%               .73%
Ratio of Net Investment Income to Average Net Assets....      4.11%              4.03%
Portfolio Turnover......................................        31%                25%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 24                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Insured Tax Free Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued using market quotations from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2006, the Fund had no when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $215,019,141
                                                                ============
Gross tax unrealized appreciation...........................    $ 12,713,665
Gross tax unrealized depreciation...........................             -0-
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 12,713,665
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended September 30, 2006 and 2005 was as follows:

                                                                 2006           2005
Distributions paid from:
  Ordinary income...........................................  $    95,063    $       755
  Tax exempt income.........................................    9,038,938      8,952,295
  Long-term capital gain....................................    2,883,508      1,527,321
                                                              -----------    -----------
                                                              $12,017,509    $10,480,371
                                                              ===========    ===========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent difference relating to the Fund's investment in other regulated investment companies totaling $4,955 was reclassified from accumulated undistributed net investment income to accumulated net realized gain. Additionally, a permanent book and tax difference of $2 related to book to tax accretion differences was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

    As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $      881
Undistributed tax-exempt income.............................       757,779
Undistributed long-term capital gain........................       863,817

F. INSURANCE EXPENSE The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the year ended September 30, 2006, the Fund's custody fee was reduced by $8,828 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $100 million..........................................       .500%
Next $150 million...........................................       .450%
Next $250 million...........................................       .425%
Over $500 million...........................................       .400%

    For the year ended September 30, 2006, the Fund recognized expenses of approximately $10,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2006, the Fund recognized expenses of approximately $62,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2006, the Fund recognized expenses of approximately $101,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $130,897 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended September 30, 2006, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $80,800 and contingent deferred sale charge (CDSC) on redeemed shares of approximately $25,900. Sales charges do not represent expenses of the Fund.

3. CAPITAL TRANSACTIONS

For the years ended September 30, 2006 and 2005, transactions were as follows:

                                               FOR THE                       FOR THE
                                              YEAR ENDED                    YEAR ENDED
                                          SEPTEMBER 30, 2006            SEPTEMBER 30, 2005
                                      --------------------------    --------------------------
                                        SHARES         VALUE          SHARES         VALUE
Sales:
  Class A...........................   1,812,267    $ 33,433,166     1,471,767    $ 27,872,464
  Class B...........................      49,974         934,624        83,294       1,597,761
  Class C...........................     108,337       2,004,651       118,736       2,246,315
  Class I...........................     100,465       1,832,235       145,079       2,737,669
                                      ----------    ------------    ----------    ------------
Total Sales.........................   2,071,043    $ 38,204,676     1,818,876    $ 34,454,209
                                      ==========    ============    ==========    ============
Dividend Reinvestment:
  Class A...........................     380,862    $  7,032,383       320,900    $  6,072,157
  Class B...........................      60,585       1,135,274        53,489       1,021,670
  Class C...........................      16,821         310,888        14,962         283,212
  Class I...........................       7,689         141,999           753          14,217
                                      ----------    ------------    ----------    ------------
Total Dividend Reinvestment.........     465,957    $  8,620,544       390,104    $  7,391,256
                                      ==========    ============    ==========    ============
Repurchases:
  Class A...........................  (1,962,076)   $(36,181,704)   (1,459,363)   $(27,608,932)
  Class B...........................    (536,985)    (10,050,277)     (528,905)    (10,111,922)
  Class C...........................    (229,765)     (4,227,565)     (158,990)     (3,012,985)
  Class I...........................     (38,520)       (714,049)       (5,905)       (111,761)
                                      ----------    ------------    ----------    ------------
Total Repurchases...................  (2,767,346)   $(51,173,595)   (2,153,163)   $(40,845,600)
                                      ==========    ============    ==========    ============

4. REDEMPTION FEE

The Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the year ended September 30, 2006, the Fund received redemption fees of approximately $2,500, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $69,282,470 and $74,941,574, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes and typically closes the contract prior to the delivery date. The contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended September 30, 2006, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2005...........................     -0-
Futures Opened..............................................     182
Futures Closed..............................................    (182)
                                                                ----
Outstanding at September 30, 2006...........................     -0-
                                                                ====

B. INVERSE FLOATING RATE SECURITIES An inverse floating rate security is one where the coupon is inversely indexed to a short-term interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. These instruments are identified in the Portfolio of Investments.

C. INTEREST RATE SWAPS The Fund may enter into forward interest rate swap transactions intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer,

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. The Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Restricted cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. LEGAL MATTERS

The Adviser and certain affiliates of the Adviser are named as defendants in a derivative action which additionally names as defendants certain individual trustees of certain Van Kampen funds. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motion to dismiss the direct action and the motion to dismiss another derivative action brought by the same plaintiff that brought this derivative action, alleging market timing and late trading in the Van Kampen funds. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the market timing action. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be dismissed in light of the rulings dismissing the two cases discussed above. The Court has approved a notice to shareholders regarding the dismissal, which is located at the back of this Report.

9. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact to the Fund's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for the fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen California Insured Tax Free Fund:

    We have audited the accompanying statement of assets and liabilities of Van Kampen California Insured Tax Free Fund (the "Fund"), including the portfolio of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen California Insured Tax Free Fund at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Chicago, Illinois
November 14, 2006

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2006. The Fund designated 99.9% of the income distributions as a tax-exempt income distribution. The Fund designated and paid $2,883,508 as a long-term capital gain distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (61)            Trustee      Trustee     Chairman and Chief             71       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

Jerry D. Choate (68)          Trustee      Trustee     Prior to January 1999,         71       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (66)             Trustee      Trustee     President of CAC, L.L.C.,      71       Trustee/Director/Managing
CAC, L.L.C.                                since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Quidel
San Diego, CA 92122-6223                               advisory services. Prior                Corporation, Stericycle,
                                                       to February 2001, Vice                  Inc., Ventana Medical
                                                       Chairman and Director of                Systems, Inc., and GATX
                                                       Anixter International,                  Corporation, and Trustee
                                                       Inc., a global                          of The Scripps Research
                                                       distributor of wire,                    Institute. Prior to
                                                       cable and communications                January 2005, Trustee of
                                                       connectivity products.                  the University of Chicago
                                                       Prior to July 2000,                     Hospitals and Health
                                                       Managing Partner of                     Systems. Prior to April
                                                       Equity Group Corporate                  2004, Director of
                                                       Investment (EGI), a                     TheraSense, Inc. Prior to
                                                       company that makes                      January 2004, Director of
                                                       private investments in                  TeleTech Holdings Inc.
                                                       other companies.                        and Arris Group, Inc.
                                                                                               Prior to May 2002,
                                                                                               Director of Peregrine
                                                                                               Systems Inc. Prior to
                                                                                               February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (58)       Trustee      Trustee     Managing Partner of            71       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

R. Craig Kennedy (54)         Trustee      Trustee     Director and President of      71       Trustee/Director/Managing
1744 R Street, NW                          since 1993  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (71)            Trustee      Trustee     Prior to 1998, President       71       Trustee/Director/Managing
14 Huron Trace                             since 2003  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (70)           Trustee      Trustee     President of Nelson            71       Trustee/Director/Managing
423 Country Club Drive                     since 1985  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (66)     Trustee      Trustee     President Emeritus and         71       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           71       Trustee/Director/Managing
(64)                                       since 1999  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (67)         Trustee      Trustee     Partner in the law firm        71       Trustee/Director/Managing
333 West Wacker Drive                      since 1985  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Ronald E. Robison (67)        President and            Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas   Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Officer                              since May 2003. Managing Director of Van Kampen Advisors
                                                                   Inc. since June 2003. Director of Investor Services since
                                                                   September 2002. Director of the Adviser, Van Kampen
                                                                   Investments and Van Kampen Exchange Corp. since January
                                                                   2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                   & Co. Incorporated. Managing Director and Director of Morgan
                                                                   Stanley Investment Management Inc. Chief Administrative
                                                                   Officer, Managing Director and Director of Morgan Stanley
                                                                   Investment Advisors Inc. and Morgan Stanley Services Company
                                                                   Inc. Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust.
                                                                   Executive Vice President and Principal Executive Officer of
                                                                   the Institutional and Retail Morgan Stanley Funds. Director
                                                                   of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                   Officer of Morgan Stanley Investment Management Inc. and
                                                                   Executive Vice President of funds in the Fund Complex from
                                                                   May 2003 to September 2005.

Dennis Shea (53)              Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
1221 Avenue of the Americas                            since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10020                                                 and Van Kampen Advisors Inc. Chief Investment Officer-Global
                                                                   Equity of the same entities since February 2006. Vice
                                                                   President of Morgan Stanley Institutional and Retail Funds
                                                                   since February 2006. Vice President of funds in the Fund
                                                                   Complex since March 2006. Previously, Managing Director and
                                                                   Director of Global Equity Research at Morgan Stanley from
                                                                   April 2000 to February 2006.

J. David Germany (52)         Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
25 Cabot Square                                        since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                       and Van Kampen Advisors Inc. Chief Investment Officer -
London, GBR E14 4QA                                                Global Fixed Income of the same entities since December
                                                                   2005. Managing Director and Director of Morgan Stanley
                                                                   Investment Management Ltd. Director of Morgan Stanley
                                                                   Investment Management (ACD) Limited since December 2003.
                                                                   Vice President of Morgan Stanley Institutional and Retail
                                                                   Funds since February 2006. Vice President of funds in the
                                                                   Fund Complex since March 2006.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

Amy R. Doberman (44)          Vice President           Officer     Managing Director and General Counsel - U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas   and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                                 Complex.

John L. Sullivan (51)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (37)         Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   and Treasurer            since 2006  Chief Financial Officer and Treasurer of Morgan Stanley
New York, NY 10020                                                 Institutional Funds since 2002 and of Funds in the Fund
                                                                   Complex from January 2005 to August 2005 and since September
                                                                   2006.

                          Notice to Fund Shareholders

    As previously disclosed, a derivative action was filed on behalf of the Fund against the Fund's investment adviser, broker-dealer, distributor, and Trustees. The complaint alleges that defendants violated federal securities laws and state laws in connection with certain economic incentive programs. The case is pending before the Honorable Richard Owen, United States District Judge in the Southern District of New York. Defendants have filed a motion to dismiss the complaint in its entirety on numerous grounds, and that motion is still pending.

    On April 18, 2006, Judge Owen dismissed a separate lawsuit against Morgan Stanley and all of the same corporate defendants that are named in the derivative action. The Morgan Stanley suit related to the same incentive programs that are at issue in the derivative action, and asserted many of the same legal claims. In his decision, Judge Owen found that the programs do not violate federal law, and that defendants had made the appropriate disclosures concerning the programs. The plaintiffs in the Morgan Stanley suit did not appeal from the decision, and that decision is now final.

    In light of this decision by Judge Owen--as well as several other decisions by other judges in the Southern District of New York and certain other courts that have dismissed similar complaints against other investment funds--plaintiff in the derivative action has determined that the suit would be unsuccessful, if pursued further. Accordingly, plaintiff has asked Judge Owen to dismiss the action. No attorneys' fees will be paid by defendants and no consideration will be paid to the named plaintiff.

    All investors in the Fund are hereby provided notice of this proposed dismissal. If you object to the proposed dismissal, your objection must be mailed no later than December 29, 2006, in writing, to the Honorable Richard Owen, United States District Judge, United States Courthouse, Room 640, 500 Pearl Street, New York, NY 10007-1312. Copies of the objection must also be mailed to Denise Davis Schwartzman, Esquire, Chimicles & Tikellis LLP, 361 West Lancaster Avenue, Haverford, PA 19041; and Richard A. Rosen, Esquire, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019-6064.

  Van Kampen California Insured Tax Free Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen California Insured Tax Free Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen California Insured Tax Free Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                                1 Parkview Plaza P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2006 Van Kampen Funds Inc.
                                        All rights reserved. Member NASD/SIPC.

                                                                  41, 341, 541
                                                                 CAI ANR 11/06
    (VAN KAMPEN INVESTMENTS LOGO)                           RN06-03210P-Y09/06

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Municipal Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2006.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B AND C SHARE OR CLASS I [AND R] SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/06

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index from 9/30/96 through 9/30/06. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                                VAN KAMPEN MUNICIPAL INCOME       LEHMAN BROTHERS MUNICIPAL BOND
                                                                            FUND                              INDEX
                                                                ---------------------------       ------------------------------
9/96                                                                        9528                              10000
                                                                            9643                              10113
                                                                            9804                              10298
                                                                            9755                              10255
                                                                            9764                              10274
                                                                            9843                              10369
                                                                            9753                              10230
                                                                            9831                              10316
                                                                            9942                              10471
                                                                           10080                              10583
                                                                           10376                              10876
                                                                           10231                              10774
9/97                                                                       10357                              10902
                                                                           10437                              10972
                                                                           10485                              11037
                                                                           10646                              11197
                                                                           10728                              11313
                                                                           10748                              11316
                                                                           10762                              11326
                                                                           10674                              11275
                                                                           10860                              11454
                                                                           10908                              11499
                                                                           10929                              11528
                                                                           11118                              11706
9/98                                                                       11244                              11852
                                                                           11174                              11851
                                                                           11182                              11893
                                                                           11196                              11923
                                                                           11296                              12065
                                                                           11225                              12012
                                                                           11218                              12029
                                                                           11247                              12059
                                                                           11183                              11989
                                                                           10957                              11816
                                                                           10979                              11859
                                                                           10811                              11764
9/99                                                                       10767                              11769
                                                                           10626                              11642
                                                                           10693                              11765
                                                                           10589                              11678
                                                                           10481                              11627
                                                                           10601                              11762
                                                                           10789                              12019
                                                                           10695                              11948
                                                                           10609                              11886
                                                                           10870                              12201
                                                                           11004                              12371
                                                                           11139                              12561
9/00                                                                       11056                              12496
                                                                           11106                              12632
                                                                           11156                              12728
                                                                           11443                              13042
                                                                           11515                              13172
                                                                           11564                              13213
                                                                           11669                              13332
                                                                           11468                              13187
                                                                           11599                              13329
                                                                           11695                              13418
                                                                           11882                              13617
                                                                           12094                              13842
9/01                                                                       12043                              13795
                                                                           12166                              13959
                                                                           12015                              13842
                                                                           11872                              13711
                                                                           12064                              13949
                                                                           12205                              14117
                                                                           11951                              13840
                                                                           12162                              14111
                                                                           12262                              14196
                                                                           12389                              14346
                                                                           12560                              14531
                                                                           12713                              14705
9/02                                                                       13049                              15028
                                                                           12753                              14778
                                                                           12691                              14717
                                                                           12984                              15028
                                                                           12875                              14990
                                                                           13091                              15199
                                                                           13123                              15208
                                                                           13234                              15309
                                                                           13551                              15667
                                                                           13449                              15601
                                                                           12888                              15055
                                                                           13044                              15167
9/03                                                                       13481                              15613
                                                                           13402                              15534
                                                                           13569                              15696
                                                                           13681                              15826
                                                                           13721                              15917
                                                                           14000                              16156
                                                                           13864                              16100
                                                                           13514                              15719
                                                                           13461                              15662
                                                                           13529                              15719
                                                                           13701                              15926
                                                                           13949                              16245
9/04                                                                       14047                              16331
                                                                           14146                              16472
                                                                           13988                              16336
                                                                           14202                              16535
                                                                           14369                              16690
                                                                           14296                              16634
                                                                           14136                              16529
                                                                           14383                              16790
                                                                           14494                              16909
                                                                           14596                              17013
                                                                           14492                              16937
                                                                           14683                              17108
9/05                                                                       14579                              16992
                                                                           14484                              16889
                                                                           14557                              16970
                                                                           14701                              17116
                                                                           14736                              17162
                                                                           14861                              17278
                                                                           14794                              17158
                                                                           14778                              17153
                                                                           14864                              17229
                                                                           14837                              17164
                                                                           15016                              17368
                                                                           15247                              17626
9/06                                                                       15375                              17749

                            A SHARES              B SHARES              C SHARES           I SHARES
                          since 8/1/90          since 8/24/92         since 8/13/93      since 8/12/05
------------------------------------------------------------------------------------------------------
                                    W/MAX                 W/MAX                 W/MAX
                                    4.75%                 4.00%                 1.00%
AVERAGE ANNUAL         W/O SALES    SALES    W/O SALES    SALES    W/O SALES    SALES      W/O SALES
TOTAL RETURNS           CHARGES    CHARGE     CHARGES    CHARGE     CHARGES    CHARGE       CHARGES

Since Inception           5.97%      5.66%      4.72%      4.72%      4.12%      4.12%        5.52%

10-year                   4.90       4.40       4.27       4.27       4.11       4.11           --

5-year                    5.01       3.98       4.23       3.98       4.23       4.23           --

1-year                    5.46       0.48       4.69       0.69       4.62       3.62         5.65
------------------------------------------------------------------------------------------------------

30-Day SEC Yield              3.32%                 2.75%                 2.75%              3.75%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

Fund Report

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2006

MARKET CONDITIONS

Against the backdrop of strong economic growth, good employment data and inflationary pressures stemming from rising oil prices, the Federal Open Market Committee (the "Fed") continued its tightening campaign during the first nine months of the reporting period, raising the federal funds target rate six times to 5.25 percent at the end of June. As the months progressed however, economic growth moderated as consumer spending and housing weakened while inflation concerns eased, prompting investors to speculate that the Fed would take a break from rate increases. In August the Fed did pause, ending a two-year run of 17 consecutive rate increases--the longest stretch of increases in 25 years. At its September meeting, the Fed again kept its target rate unchanged, and indicated that any future rate increases would be driven by the weight of economic data.

As a result of the improved outlook for the fixed income market, yields on longer-maturity municipal bonds fell dramatically in latter months of the reporting year, ultimately ending at the lowest level in decades. Yields on shorter-maturity municipal bonds, however, moved higher. Accordingly, the slope of the municipal yield curve flattened as the spread between short-term and long-term interest rates narrowed.

Demand for municipal bonds continued to be strong during the period. In fact, inflows into municipal bond funds were 45 percent higher year-to-date through September than for the same period last year, much of which went into high yield funds. Because prevailing interest rates were still at relatively low levels, investors increasingly sought out lower-quality, higher yielding bonds. The increased demand for high yield bonds led this segment of the market to considerably outperform high-grade issues. In addition, long-term bonds continued to earn the best returns, while the short end of the curve posted the lowest returns as Fed rate increases moved yields in this portion of the curve higher.

Although municipal bond issuance remained brisk in the last quarter of 2005, volume declined throughout the remaining months of the period. As of the end of September, national municipal bond issuance was down 14 percent for 2006. The reduced supply, coupled with growing demand, further fueled municipal bond performance.

PERFORMANCE ANALYSIS

The fund returned 5.46 percent for the 12 months ended September 30, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 4.45 percent for the period.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2006

--------------------------------------------------------------
                                                LEHMAN
                                               BROTHERS
                                              MUNICIPAL
      CLASS A   CLASS B   CLASS C   CLASS I   BOND INDEX

       5.46%     4.69%     4.62%     5.65%      4.45%
--------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

We sought opportunities to enhance the portfolio's yield, selectively adding bonds to the portfolio that we believed were both attractively valued and offered greater future total return prospects. To implement this strategy, we lowered the fund's exposure to AAA rated bonds, investing the proceeds into higher yielding BBB rated bonds. As a result, the fund was overweighted versus the Lehman Brothers Municipal Bond Index in BBB and non-rated bonds, which proved advantageous as this portion of the market outperformed higher-rated bonds. Despite this shift in credit allocation, however, the fund's overall credit quality remained high.

The fund also benefited from an overweight relative to the Lehman Brothers Municipal Bond Index in zero coupon bonds, which outperformed current and premium coupon bonds during the reporting year, as well as an overweight in the hospital sector which improved due to credit spread tightening. Holdings in the tobacco sector also did well as the litigation environment has become favorable for tobacco companies, demand for the bonds remains strong, and the industry continues to prosper. On a less positive note, an overweight relative to the Lehman Brothers Municipal Bond Index in prerefunded bonds detracted somewhat from performance due to their positioning on the short end of the yield curve. However, these bonds were purchased at much higher interest rates and therefore, add considerably to the overall yield of the fund.

The fund's yield-curve positioning also had a significant impact on performance. When making new purchases, we emphasized the long end of the curve, favoring bonds with maturities of 20 years or more. This strategy served the fund well as longer-maturity issues outperformed those with shorter maturities during the reporting period.

The fund remained well diversified across the major sectors of the municipal market. As of the close of the period, general purpose, hospital and wholesale electric bonds represented the fund's largest sector weightings.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

RATINGS ALLOCATION AS OF 9/30/06
AAA/Aaa                                                          58.9%
AA/Aa                                                            12.5
A/A                                                               6.1
BBB/Baa                                                          10.4
BB/Ba                                                             0.3
B/B                                                               1.0
NR                                                               10.8

TOP FIVE SECTORS AS OF 9/30/06
General Purpose                                                  13.5%
Hospital                                                         12.1
Wholesale Electric                                                8.0
Bridge, Tunnel & Toll Road                                        7.7
Water & Sewer                                                     6.7

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 9/30/06
California                                                       15.0%
New York                                                         13.1
Texas                                                            10.7
Illinois                                                          7.7
Colorado                                                          6.2
New Jersey                                                        5.2
Florida                                                           5.2
Missouri                                                          3.7
Michigan                                                          3.6
Indiana                                                           2.6
Massachusetts                                                     2.1
Utah                                                              2.0
Arizona                                                           2.0
North Carolina                                                    1.7
Connecticut                                                       1.4
Georgia                                                           1.4
Washington                                                        1.3
District of Columbia                                              1.3
Kansas                                                            1.2
Iowa                                                              1.1
Pennsylvania                                                      1.0
Alabama                                                           1.0
Oregon                                                            1.0
Tennessee                                                         0.9
West Virginia                                                     0.8
New Hampshire                                                     0.7
Nevada                                                            0.7
Ohio                                                              0.5
Rhode Island                                                      0.5
Alaska                                                            0.5
Minnesota                                                         0.4

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 9/30/06
                                       (continued from previous page)
Oklahoma                                                          0.4
Nebraska                                                          0.4
Vermont                                                           0.3
Maryland                                                          0.3
Wyoming                                                           0.3
South Carolina                                                    0.2
South Dakota                                                      0.2
Montana                                                           0.2
                                                                -----
Total Investments                                                98.8%
Other Assets in Excess of Liabilities                             1.2
                                                                -----
Net Assets                                                      100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocations and sectors are as a percentage of long-term investments. Summary of investments by state classification is as a percentage of net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/06 - 9/30/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 BEGINNING          ENDING        EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE     DURING PERIOD*
                                               -------------------------------------------------
                                                  4/1/06           9/30/06        4/1/06-9/30/06
Class A
  Actual.....................................    $1,000.00        $1,039.24           $4.55
  Hypothetical...............................     1,000.00         1,020.57            4.51
  (5% annual return before expenses)
Class B
  Actual.....................................     1,000.00         1,036.85            8.37
  Hypothetical...............................     1,000.00         1,016.87            8.29
  (5% annual return before expenses)
Class C
  Actual.....................................     1,000.00         1,035.50            8.37
  Hypothetical...............................     1,000.00         1,016.87            8.29
  (5% annual return before expenses)
Class I
  Actual.....................................     1,000.00         1,040.54            3.27
  Hypothetical...............................     1,000.00         1,021.87            3.24
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.89%, 1.64%, 1.64% and 0.64% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.
 10

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON      MATURITY      VALUE
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  98.1%
          ALABAMA  1.0%
$2,000    Birmingham Baptist Med Ctr AL Spl Care Fac
          Fin Auth Rev Baptist Hlth Sys Inc Ser A.....        5.000%  11/15/30   $  2,038,800
 1,000    Jefferson Cnty, AL Ltd Oblig Sch Wt Ser A...        5.000   01/01/24      1,043,490
     3    Mobile, AL Indl Dev Brd Solid Waste Disp Rev
          Mobile Energy Svc Co Proj Rfdg..............        6.950   01/01/20            293
 2,250    Montgomery Cnty, AL Pub Bldg Auth Rev Wt Fac
          Proj (MBIA Insd)............................        5.000   03/01/31      2,375,347
 1,140    University AL Birmingham Hosp Rev Rites PA
          1413-A (Inverse Fltg) (Acquired 09/27/06,
          Cost $1,272,445) (b)........................        6.976   09/01/36      1,247,456
                                                                                 ------------
                                                                                    6,705,386
                                                                                 ------------
          ALASKA  0.5%
 3,000    Northern Tob Securitization Corp AK Tob
          Settlement Rev Ser A........................        5.000   06/01/46      3,008,310
                                                                                 ------------

          ARIZONA  2.0%
 1,000    Cottonwood, AZ Wtr Rev Sys Sr Lien
          (XLCA Insd).................................        5.000   07/01/30      1,059,730
 5,000    Phoenix, AZ Civic Impt Corp Sr Lien Ser B
          (AMT) (FGIC Insd)...........................        5.250   07/01/32      5,214,950
 1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
          Hosp Ser A Rfdg (AMBAC Insd)................        6.000   09/01/12      1,951,687
 1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
          Hosp Ser A Rfdg (AMBAC Insd)................        6.125   09/01/17      1,820,525
 2,750    University Med Ctr Corp AZ Hosp Rev.........        5.000   07/01/35      2,808,465
                                                                                 ------------
                                                                                   12,855,357
                                                                                 ------------
          CALIFORNIA  15.0%
 4,870    Anaheim, CA Pub Fin Auth Lease Rev Cap
          Apprec Sub Pub Impt Proj C (FSA Insd).......          *     09/01/20      2,693,353
 2,000    California Cnty, CA Tob Securitization Agy
          Tob LA Cnty Securitization Ser A (a)........      0/5.250   06/01/21      1,694,840
 1,670    California Cnty, CA Tob Securitization Agy
          Tob Sonoma Cnty Corp Rfdg...................        5.000   06/01/26      1,698,089
 1,875    California Cnty, CA Tob Securitization Agy
          Tob Sonoma Cnty Corp Rfdg...................        5.250   06/01/45      1,911,487
 1,000    California Hlth Fac Fin Auth Rev Cedars
          Sinai Med Ctr Rfdg..........................        5.000   11/15/27      1,041,600
 1,200    California Hlth Fac Fin Auth Rev Kaiser
          Permanente Ser A............................        5.250   04/01/39      1,270,128
 1,000    California Hlth Fac Fin Auth Rev Rites PA
          1414 (Inverse Fltg) (Acquired 09/27/06, Cost
          $1,099,420) (b).............................        6.731   11/15/34      1,090,950
   305    California Infrastructure & Econ Dev Bk Rev
          Bay Area Toll Brdgs First Lien A
          (Prerefunded @ 07/01/13) (FSA Insd).........        5.250   07/01/20        335,982

 14                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON      MATURITY      VALUE
---------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$5,000    California Infrastructure & Econ Dev Bk Rev
          Rites-PA-1202R (Inverse Fltg) (Acquired
          09/10/03, Cost $5,484,100) (FSA Insd) (b)
          (c).........................................        6.535%  07/01/11   $  6,015,750
 5,725    California St (FSA Insd)....................        5.000   02/01/29      5,996,250
 6,575    California St Dept Wtr Res Pwr Supply Rev
          Rites-PA-1201R (Inverse Fltg) (Acquired
          09/08/03, Cost $7,143,277) (MBIA Insd)
          (b).........................................        6.535   05/01/20      7,864,357
 5,000    California St Dept Wtr Res Pwr Supply Rev
          Ser A (Prerefunded @ 05/01/12) (XLCA
          Insd).......................................        5.375   05/01/17      5,521,750
 7,500    California St Drivers Ser 482 (Inverse Fltg)
          (Acquired 07/19/04, Cost $8,325,750) (XLCA
          Insd) (b) (c)...............................        6.439   10/01/10      8,720,775
 3,500    California St Pub Wks Brd Lease Rev Dept
          Corrections Ser C...........................        5.250   06/01/28      3,702,020
 1,350    California Statewide Cmnty Dev Auth Rev
          Daughters of Charity Hlth Ser A.............        5.000   07/01/39      1,378,701
 3,000    California Statewide Cmnty Dev Auth Rev Hlth
          Fac Adventist Hlth Ser A....................        5.000   03/01/35      3,093,060
 1,600    California Statewide Cmnty Dev Auth Rev
          Kaiser Permanente Ser B.....................        5.000   03/01/41      1,647,440
 2,200    California Statewide Cmnty Dev Auth Rev
          Kaiser Permanente Ser B.....................        5.250   03/01/45      2,319,438
 3,000    California Statewide Cmnty Dev Auth Rev
          Kaiser Ser C................................        5.250   08/01/31      3,195,510
 2,640    Escondido, CA Jt Pwrs Fin Auth Lease Rev
          (AMBAC Insd)................................          *     09/01/13      1,725,240
 5,430    Escondido, CA Jt Pwrs Fin Auth Lease Rev
          (AMBAC Insd)................................          *     09/01/14      3,315,015
 3,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg (MBIA Insd).................          *     01/15/17      1,809,960
21,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg.............................          *     01/15/24      7,966,140
15,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg.............................          *     01/15/30      3,946,650
 6,695    San Francisco, CA City & Cnty Second Ser
          Issue 29 B Rfdg (FGIC Insd).................        5.125   05/01/20      7,141,222
 5,000    Tobacco Securitization Auth Southn CA Tob
          Settlement Ser A1...........................        5.000   06/01/37      5,032,900
 1,600    Turlock, CA Hlth Fac Rev Ctf Partn Emanuel
          Med Ctr Inc.................................        5.375   10/15/34      1,676,752
 5,000    West Contra Costa CA Uni Election of 2002
          Ser B (FSA Insd)............................        5.000   08/01/26      5,252,500
                                                                                 ------------
                                                                                   99,057,859
                                                                                 ------------

See Notes to Financial Statements                                             15

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON      MATURITY      VALUE
---------------------------------------------------------------------------------------------
          COLORADO  6.2%
$2,840    Adams Cnty, CO Single Family Mtg Rev Ser A
          (Escrowed to Maturity) (c)..................        8.875%  08/01/10   $  3,359,890
 5,000    Arapahoe Cnty, CO Wtr & Waste Proj Ser A
          (MBIA Insd).................................        5.125   12/01/32      5,293,450
 5,000    Colorado Ed & Cultural Fac Auth Rev Impt
          Charter Sch Peak to Peak Rfdg (XLCA Insd)...        5.250   08/15/34      5,336,700
 3,000    Colorado Hlth Fac Auth Rev Convenant
          Retirement Cmntys Inc.......................        5.000   12/01/35      3,047,250
 1,000    Colorado Hlth Fac Auth Rev Evangelical
          Lutheran Ser A..............................        5.250   06/01/34      1,041,420
 5,000    Colorado Springs, CO Util Rev Sys Sub Lien
          Impt Ser A Rfdg.............................        5.000   11/15/21      5,278,150
 5,000    Colorado Springs, CO Util Rev Sys Sub Lien
          Impt Ser A Rfdg.............................        5.000   11/15/29      5,179,050
 1,530    Dove Vly Metro Dist CO Arapahoe Cnty Rfdg
          (FSA Insd)..................................        5.000   11/01/25      1,629,373
15,000    E 470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser
          B (MBIA Insd)...............................          *     09/01/20      8,250,600
 1,500    Park Creek Metro Dist CO Rev Sr Ltd Tax Ppty
          Tax Rfdg....................................        5.500   12/01/37      1,576,620
 1,000    Salida, CO Hosp Dist Rev (e)................        5.250   10/01/36        994,760
                                                                                 ------------
                                                                                   40,987,263
                                                                                 ------------
          CONNECTICUT  1.4%
 2,785    Bridgeport, CT Rol Ser II R 182 (Inverse
          Fltg) (Acquired 07/09/02, Cost $3,177,971)
          (FGIC Insd) (b) (c).........................        6.899   08/15/15      3,292,009
 2,950    Bridgeport, CT Rol Ser II R (Inverse Fltg)
          (Acquired 07/09/02, Cost $3,323,232) (FGIC
          Insd) (b) (c)...............................        6.899   08/15/16      3,474,008
 2,470    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A (Prerefunded @ 09/01/07) (d)..........        6.400   09/01/11      2,559,315
                                                                                 ------------
                                                                                    9,325,332
                                                                                 ------------
          DISTRICT OF COLUMBIA  1.3%
 5,150    District Columbia Tax Incrmnt Gallary Place
          Proj (FSA Insd).............................        5.250   07/01/27      5,469,557
 3,000    Metropolitan Washington DC Arpt Auth Sys Ser
          A (AMT) (FGIC Insd).........................        5.250   10/01/32      3,146,190
                                                                                 ------------
                                                                                    8,615,747
                                                                                 ------------
          FLORIDA  5.2%
 5,000    Broward Cnty, FL Arpt Sys Rev Ser J-I (AMT)
          (AMBAC Insd)................................        5.250   10/01/26      5,240,950
 1,100    Capital Tr Agy FL Rev Ft Lauderdale
          Proj (AMT)..................................        5.750   01/01/32      1,153,251
 9,000    Dade Cnty, FL Gtd Entitlement Rev Cap Apprec
          Ser A Rfdg (MBIA Insd)......................          *     02/01/18      4,666,140

 16                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON      MATURITY      VALUE
---------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$  570    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
          Insd).......................................        5.950%  07/01/20   $    596,938
 1,000    Halifax Hosp Med Ctr FL Hosp Rev Impt Ser A
          Rfdg........................................        5.250   06/01/26      1,056,220
 6,385    Lake Cnty, FL Sch Brd Ctf Partn (Prerefunded
          @ 07/01/12) (AMBAC Insd)....................        5.375   07/01/16      6,974,272
   595    Orange Cnty, FL Tourist Dev Tax Rev
          (Escrowed to Maturity) (AMBAC Insd).........        6.000   10/01/16        598,463
12,860    Orlando, FL Util Commn Wtr Rfdg.............        5.250   10/01/19     13,830,544
                                                                                 ------------
                                                                                   34,116,778
                                                                                 ------------
          GEORGIA  1.4%
 2,000    Atlanta, GA Tax Alloc Eastside Proj Ser B...        5.600   01/01/30      2,066,460
 6,310    Municipal Elec Auth GA Combustion Turbine
          Ser A (MBIA Insd)...........................        5.250   11/01/17      6,811,834
     5    Municipal Elec Auth GA Combustion Turbine
          Ser A (Prerefunded @ 11/01/12) (MBIA
          Insd).......................................        5.250   11/01/17          5,452
                                                                                 ------------
                                                                                    8,883,746
                                                                                 ------------
          ILLINOIS  7.7%
 1,500    Bolingbrook, IL Sales Tax Rev...............        6.250   01/01/24      1,457,220
   500    Chicago, IL Increment Alloc Rev Diversey/
          Narrangansett Proj (Acquired 08/01/06, Cost
          $533,660) (b)...............................        7.460   02/15/26        536,160
 3,000    Chicago, IL Lakefront Millennium Pkg Fac
          (MBIA Insd).................................        5.650   01/01/19      3,316,500
 1,000    Chicago, IL Metro Wtr Reclamation Dist Gtr
          Chicago (Escrowed to Maturity)..............        7.000   01/01/11      1,097,370
 8,050    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
          Third Lien C-2 Rfdg (AMT) (XLCA Insd).......        5.250   01/01/34      8,409,513
 1,200    Chicago, IL Proj & Rfdg Ser C (FGIC Insd)
          (c).........................................        5.750   01/01/16      1,296,780
 2,010    Chicago, IL Proj & Rfdg Ser C (Prerefunded @
          07/01/10) (FGIC Insd) (c)...................        5.750   01/01/16      2,182,800
    40    Chicago, IL Single Family Mtg Rev Ser A
          (AMT) (GNMA Collateralized).................        7.000   09/01/27         41,086
   945    Chicago, IL Tax Increment Alloc Santn Drain
          & Ship Canal Ser A..........................        7.750   01/01/14        971,649
 1,000    Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctf Partn (FGIC Insd)...............        8.750   01/01/07      1,012,730
 5,000    Cook Cnty, IL Ser A (Prerefunded @ 05/15/11)
          (FGIC Insd).................................        5.500   11/15/31      5,413,600
 1,250    Huntley, IL Increment Alloc Rev Huntley
          Redev Proj Ser A............................        8.500   12/01/15      1,271,762
    90    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj................................        8.000   11/15/06         90,292
 1,000    Illinois Fin Auth Rev Kewanee Hosp Proj.....        5.100   08/15/31      1,014,130
 4,700    Illinois Hsg Dev Auth Rev Homeowner Mtg Sub
          Ser C-2 (AMT)...............................        5.150   08/01/37      4,863,466

See Notes to Financial Statements                                             17

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON      MATURITY      VALUE
---------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$5,000    Illinois St First Ser (FSA Insd)............        5.250%  12/01/21   $  5,396,700
 9,250    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev Cap Apprec McCormick Rfdg (MBIA
          Insd) (a)...................................      0/5.400   06/15/19      7,670,933
 2,854    Pingree Grove Vlg, IL Spl Svc Area No 1 Spl
          Tax Ser 05-1 Cambridge Lakes Proj...........        5.250   03/01/15      2,911,280
   550    Volo Village, IL Spl Svc Area No 3 Spl Tax
          Symphony Meadows Proj Ser 1.................        6.000   03/01/36        558,377
 1,000    Yorkville, IL Utd City Spl Svc Area Spl Tax
          No 2004-107 Raintree Vlg IL Proj............        6.250   03/01/35      1,060,880
                                                                                 ------------
                                                                                   50,573,228
                                                                                 ------------
          INDIANA  2.2%
 2,500    Indiana Bd Bk Spl Pgm Hendricks Redev
          (Prerefunded @ 02/01/07) (LOC--Canadian
          Imperial Bank)..............................        6.200   02/01/23      2,571,700
 5,000    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty
          Hosp Proj Ser A (AMBAC Insd)................        5.000   05/01/35      5,214,250
 1,880    Indiana Hlth Fac Fin Auth Rev Hoosier Care
          Proj Ser A..................................        7.125   06/01/34      1,915,419
   550    Indianapolis, IN Loc Pub Impt Bd Bk Ser D...        6.750   02/01/14        633,138
   140    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B (c).....................          *     06/30/11         97,817
   140    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B (c).....................          *     06/30/12         90,611
   135    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B (c).....................          *     06/30/13         80,949
   130    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B (c).....................          *     06/30/14         72,218
   130    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B (c).....................          *     06/30/15         66,897
   135    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B (c).....................          *     06/30/16         64,360
   225    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B (c).....................          *     06/30/17         99,365
 3,295    Vigo Cnty, IN Elem Sch Bldg First Mtg Impt &
          Rfdg (FSA Insd).............................        5.250   01/10/22      3,514,941
                                                                                 ------------
                                                                                   14,421,665
                                                                                 ------------
          IOWA  1.1%
 1,125    Coralville, IA Ctf Partn Ser D..............        5.250   06/01/26      1,185,998
 2,400    Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
          Proj (FSA Insd).............................        5.750   07/01/17      2,478,552

 18                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON      MATURITY      VALUE
---------------------------------------------------------------------------------------------
          IOWA (CONTINUED)
$1,000    Tobacco Settlement Auth IA Tob Settlement
          Rev Ser C...................................        5.375%  06/01/38   $  1,028,530
 2,500    Tobacco Settlement Auth IA Tob Settlement
          Rev Ser C...................................        5.625   06/01/46      2,616,725
                                                                                 ------------
                                                                                    7,309,805
                                                                                 ------------
          KANSAS  1.2%
 1,000    Lawrence, KS Hosp Rev Lawrence
          Mem Hosp....................................        5.125   07/01/36      1,047,630
 6,600    Sedgwick Cnty, KS Uni Sch Dist No 259
          Wichita (MBIA Insd) (c).....................        5.625   09/01/13      7,073,352
                                                                                 ------------
                                                                                    8,120,982
                                                                                 ------------
          MARYLAND  0.3%
   600    Maryland St Hlth & Higher Ed Fac Auth Rev
          Edenwald Ser A..............................        5.400   01/01/37        624,744
 1,250    Prince Georges Cnty, MD Spl Oblig Natl
          Harbor Proj.................................        5.200   07/01/34      1,274,825
                                                                                 ------------
                                                                                    1,899,569
                                                                                 ------------
          MASSACHUSETTS  2.1%
 3,500    Massachusetts St Hlth & Ed Fac Auth Rev Ser
          G (MBIA Insd)...............................        5.000   07/01/13      3,503,290
 2,000    Massachusetts St Hlth & Ed Fac Auth Rev Univ
          MA Mem Issue Ser D..........................        5.000   07/01/33      2,030,320
 2,695    Massachusetts St Indl Fin Agy Rev First Mtg
          Reeds Landing Proj (a)......................  7.350/7.450   10/01/28      2,650,856
 5,000    Massachusetts St Rites PA 1290-Private
          Placement (Inverse Fltg) (Acquired 03/23/05,
          Cost $5,458,000) (FSA Insd) (b) (c).........        6.075   03/01/24      5,624,250
                                                                                 ------------
                                                                                   13,808,716
                                                                                 ------------
          MICHIGAN  3.6%
   810    Detroit, MI Loc Dev Fin Auth Tax Increment
          Sub Ser C (Acquired 09/08/97, Cost $810,000)
          (b).........................................        6.850   05/01/21        829,238
 5,000    Detroit, MI Sew Disp Rev Sr Lien Ser A Rfdg
          (FGIC Insd).................................        5.125   07/01/31      5,241,100
 5,000    Michigan St Bldg Auth Rev Fac Pgm Ser II
          (Prerefunded @ 10/15/11)....................        5.500   10/15/16      5,445,400
 5,000    Michigan St Strategic Fd Detroit Edison Co
          Proj Ser C Rfdg (AMT) (XLCA Insd)...........        5.450   12/15/32      5,310,450
 1,905    Michigan St Strategic Fd Solid Genesee Pwr
          Sta Proj Rfdg (AMT).........................        7.500   01/01/21      1,904,829
 5,000    Western Townships, MI Util Sew Rfdg (MBIA
          Insd).......................................        5.250   01/01/16      5,240,050
                                                                                 ------------
                                                                                   23,971,067
                                                                                 ------------

See Notes to Financial Statements                                             19

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON      MATURITY      VALUE
---------------------------------------------------------------------------------------------
          MINNESOTA  0.4%
$  550    Inver Grove Heights, MN Nursing Home Rev
          Presbyterian Home Care Rfdg.................        5.500%  10/01/33   $    554,741
 2,000    Saint Paul, MN Hsg & Redev Auth Hosp Rev
          Hltheast Proj...............................        6.000   11/15/35      2,212,320
                                                                                 ------------
                                                                                    2,767,061
                                                                                 ------------
          MISSOURI  3.7%
 1,000    Carthage, MO Hosp Rev.......................        5.750   04/01/22      1,013,880
 1,000    Carthage, MO Hosp Rev.......................        5.875   04/01/30      1,016,370
 3,000    Kansas City, MO Indl Dev Auth Plaza Lib
          Proj........................................        6.000   03/01/16      3,122,670
 2,835    Kansas City, MO Port Auth Fac Riverfront
          Park Proj Ser A (c).........................        5.750   10/01/06      2,835,000
 2,275    Missouri JT Muni Elec Util Commn Pwr Proj
          Rev Plum Point Proj (MBIA Insd).............        5.000   01/01/26      2,419,531
 1,200    Missouri St Hlth & Ed Fac Auth Rev Sr Living
          Fac Lutheran Ser B Rfdg.....................        5.125   02/01/27      1,242,252
   385    Saint Louis, MO Tax Increment Rev Scullin
          Redev Area Ser A............................       10.000   08/01/10        427,277
12,500    Springfield, MO Pub Util Rev (FGIC Insd)....        4.500   08/01/36     12,407,875
                                                                                 ------------
                                                                                   24,484,855
                                                                                 ------------
          MONTANA  0.2%
 1,000    Forsyth, MT Pollutn Ctl Rev Northwestn Corp
          Colstrip Rfdg (AMBAC Insd)..................        4.650   08/01/23      1,023,990
                                                                                 ------------

          NEBRASKA  0.4%
 2,500    University NE Fac Corp Deferred Maintenance
          (AMBAC Insd)................................        5.000   07/15/17      2,731,325
                                                                                 ------------

          NEVADA  0.7%
 4,300    Clark Cnty, NV Indl Dev Rev Southwest Gas
          Corp Proj Ser A (AMT) (FGIC Insd)...........        4.750   09/01/36      4,324,553
                                                                                 ------------

          NEW HAMPSHIRE  0.7%
 1,010    New Hampshire Higher Ed & Hlth Fac Auth Rev
          (c).........................................        8.800   06/01/09      1,103,516
   480    New Hampshire Higher Ed & Hlth Fac Auth Rev
          Daniel Webster College Issue Rfdg (c).......        6.100   07/01/09        484,066
   645    New Hampshire St Business Fin Auth Elec Fac
          Rev Plymouth Cogeneration (AMT) (Acquired
          06/29/93, Cost $631,308) (b)................        7.750   06/01/14        659,622
 1,000    New Hampshire St Business Fin Auth Rev Alice
          Peck Day Hlth Sys Ser A.....................        6.875   10/01/19      1,057,660
 1,000    New Hampshire St Tpk Sys Rev Ser A Rfdg
          (FGIC Insd).................................        6.750   11/01/11      1,022,720
                                                                                 ------------
                                                                                    4,327,584
                                                                                 ------------

 20                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON      MATURITY      VALUE
---------------------------------------------------------------------------------------------
          NEW JERSEY  5.2%
$3,250    Landis, NJ Swr Auth Swr Rev (Inverse Fltg)
          (FGIC Insd).................................        7.935%  09/19/19   $  3,949,985
 5,055    Middlesex Cnty, NJ Util Auth Swr Rev Ser A
          Rfdg (MBIA Insd)............................        6.250   08/15/10      5,338,990
 2,000    New Jersey Econ Dev Auth Rev Cig Tax........        5.750   06/15/34      2,137,840
 1,900    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A (Prerefunded @
          11/01/06)...................................        8.500   11/01/16      1,946,075
   565    New Jersey St Tpk Auth Tpk Rev (MBIA
          Insd).......................................        6.500   01/01/16        661,587
   190    New Jersey St Tpk Auth Tpk Rev Ser C
          (Escrowed to Maturity) (MBIA Insd)..........        6.500   01/01/16        223,020
 2,725    New Jersey St Tpk Auth Tpk Rev Ser C
          (Escrowed to Maturity) (MBIA Insd)..........        6.500   01/01/16      3,198,578
 5,710    New Jersey St Trans Corp Ctf Fed Trans Admin
          Gnt Ser A (AMBAC Insd)......................        5.750   09/15/10      6,050,316
10,000    New Jersey St Trans Corp Ctf Fed Trans Admin
          Gnt Ser B (Prerefunded @ 09/15/10) (AMBAC
          Insd) (f)...................................        6.000   09/15/15     10,881,200
                                                                                 ------------
                                                                                   34,387,591
                                                                                 ------------
          NEW YORK  13.1%
 5,000    Metropolitan Trans Auth NY Rev Ser B (FGIC
          Insd).......................................        5.250   11/15/18      5,466,700
 1,000    Nassau Cnty, NY Tob Settlement Corp
          Ser A-3.....................................        5.000   06/01/35      1,015,650
 1,000    Nassau Cnty, NY Tob Settlement Corp
          Ser A-3.....................................        5.125   06/01/46      1,017,480
 5,000    New York City Hsg Dev Corp Hsg Multi-Family
          Ser K (AMT).................................        5.000   11/01/37      5,119,000
 2,300    New York City Indl Dev Agy Amern Airl JFK
          Intl Arpt (AMT).............................        7.625   08/01/25      2,686,561
 1,000    New York City Indl Dev Agy Amern Airl JFK
          Intl Arpt (AMT).............................        7.750   08/01/31      1,180,420
 3,000    New York City Indl Dev Agy Rev Liberty 7
          World Trade Ctr Ser A.......................        6.250   03/01/15      3,192,360
 5,000    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Rites PA 1289 (Inverse Fltg)
          (Acquired 03/09/05, Cost $5,451,150) (MBIA
          Insd) (b)...................................        6.065   06/15/27      5,634,300
 2,975    New York City Ser A.........................        7.000   08/01/07      3,027,330
 2,845    New York City Ser B (MBIA Insd).............        5.875   08/01/15      3,095,502
14,515    New York City Ser B (Prerefunded @ 08/01/10)
          (MBIA Insd).................................        5.875   08/01/15     15,878,829
 5,000    New York City Transitional Drivers Ser 307
          (Inverse Fltg) (Acquired 11/06/02, Cost
          $5,439,826) (AMBAC Insd) (b) (c)............        6.429   08/01/19      5,798,600

See Notes to Financial Statements                                             21

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON      MATURITY      VALUE
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$3,000    New York Cnty Tob Tr IV Settlement Pass Thru
          Ser A.......................................        5.000%  06/01/42   $  3,028,170
   750    New York Liberty Dev Corp Rev Natl Sports
          Museum Proj A (Acquired 08/07/06, Cost
          $750,000) (b)...............................        6.125   02/15/19        777,255
   695    New York St Dorm Auth Rev Mental
          Hlth Ser A..................................        5.750   02/15/11        714,113
   680    New York St Dorm Auth Rev Mental
          Hlth Ser A..................................        5.750   02/15/12        698,700
 2,500    New York St Energy Resh & Dev Auth Gas Fac
          Rev (Inverse Fltg)..........................        8.700   04/01/20      2,787,100
 3,000    New York St Energy Resh & Dev Auth Gas Fac
          Rev Brooklyn Union Gas Ser B (Inverse Fltg)
          (AMT).......................................        9.919   07/01/26      3,188,400
10,725    New York St Environmental Fac Rev Fds Second
          Resolution (c)..............................        5.000   06/15/20     11,536,346
10,000    Triborough Brdg & Tunl Auth NY Gen Ser B
          Rfdg........................................        5.000   11/15/22     10,567,700
                                                                                 ------------
                                                                                   86,410,516
                                                                                 ------------
          NORTH CAROLINA  1.7%
 2,000    Charlotte Mecklenberg Hosp Auth NC Hlthcare
          Sys Rev Carolina Hlthcare Sys Ser A.........        5.000   01/15/45      2,065,940
 8,500    North Carolina Muni Pwr Agy Ser A
          (MBIA Insd).................................        5.250   01/01/19      9,162,830
                                                                                 ------------
                                                                                   11,228,770
                                                                                 ------------
          OHIO  0.5%
 3,340    Adams Cnty Hosp Fac Impt Rev Adams Cnty Hosp
          Proj........................................        6.250   09/01/20      3,424,669
                                                                                 ------------

          OKLAHOMA  0.4%
 2,250    Oklahoma City, OK Pub Ppty Auth Hotel Tax
          Rev (FGIC Insd).............................        5.250   10/01/29      2,437,043
   285    Oklahoma Hsg Fin Agy Single Family Rev Mtg
          Class B (AMT) (GNMA Collateralized).........        7.997   08/01/18        297,768
                                                                                 ------------
                                                                                    2,734,811
                                                                                 ------------
          OREGON  1.0%
 5,000    Oregon Hlth Sciences Univ Insd Ser A (MBIA
          Insd).......................................        5.250   07/01/22      5,376,950
 1,000    Port Morrow, OR Pollutn Ctl Portland Gen A
          Rfdg (Variable Rate Coupon).................        5.200   05/01/33      1,026,150
                                                                                 ------------
                                                                                    6,403,100
                                                                                 ------------

 22                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON      MATURITY      VALUE
---------------------------------------------------------------------------------------------
          PENNSYLVANIA  1.0%
$1,000    Montgomery Cnty, PA Indl Dev Auth Rev Mtg
          Whitemarsh Cont Care Proj...................        6.250%  02/01/35   $  1,064,660
 5,250    Philadelphia, PA Auth Indl Rev Ser B
          (FSA Insd)..................................        5.500   10/01/16      5,726,910
                                                                                 ------------
                                                                                    6,791,570
                                                                                 ------------
          RHODE ISLAND  0.5%
   915    Rhode Island St Econ Dev Corp Rev (c).......        7.250   07/01/10        943,081
 2,000    Rhode Island St Hlth & Ed Bldg Higher Ed
          Johnson & Wales Rfdg (XLCA Insd)............        5.375   04/01/19      2,162,460
                                                                                 ------------
                                                                                    3,105,541
                                                                                 ------------
          SOUTH CAROLINA  0.2%
   700    Piedmont Muni Pwr Agy SC Elec Rev Rfdg......        5.000   01/01/25        700,098
   500    South Carolina Jobs Econ Dev Auth Hlth Fac
          Rev First Mtg Wesley Commons Rfdg (e).......        5.125   10/01/26        499,690
                                                                                 ------------
                                                                                    1,199,788
                                                                                 ------------
          SOUTH DAKOTA  0.2%
 1,250    South Dakota St Hlth & Ed Fac Auth Rev Sioux
          Vly Hosp & Hlth Sys Ser A...................        5.250   11/01/34      1,311,888
                                                                                 ------------

          TENNESSEE  0.9%
 1,000    Chattanooga, TN Hlth Ed & Hsg Fac Brd Rev
          CDFI Phase I LLC Proj Ser A Rfdg............        5.000   10/01/25      1,008,300
 4,000    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp
          Ser B Impt & Rfdg (MBIA Insd)...............        7.750   07/01/29      4,859,560
                                                                                 ------------
                                                                                    5,867,860
                                                                                 ------------
          TEXAS  10.7%
 2,000    Alliance Arpt Auth Inc TX Spl Fac Rev Fedex
          Corp Proj Rfdg (AMT)........................        4.850   04/01/21      2,022,160
   500    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Saint Luke's Lutheran Hosp (Escrowed to
          Maturity)...................................        7.000   05/01/21        653,145
 3,170    Brazos Riv Auth TX Pollutn Ctl Rev Adj Elec
          Co Proj Ser C Rfdg
          (Variable Rate Coupon) (AMT)................        5.750   05/01/36      3,371,707
 8,410    Comal, TX Indpt Sch Dist Sch Bldg (PSF
          Gtd)........................................        5.000   02/01/31      8,773,985
 5,000    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser A
          Impt & Rfdg (AMT) (FGIC Insd)...............        5.500   11/01/31      5,336,100
 6,065    Harris Cnty, TX Toll Rd Sub Lien Rfdg.......        5.000   08/01/33      6,171,198
 5,000    Harris Cnty-Houston, TX Sports Auth Spl Rev
          Jr Lien Ser B Rfdg (MBIA Insd)..............        5.250   11/15/40      5,289,300
10,000    Houston, TX Hotel Occupancy Tax Convtn &
          Entertnmnt Ser B (AMBAC Insd)...............        5.750   09/01/14     10,933,300
 7,500    Lower CO Riv Auth TX Rev Ser A Rfdg (Inverse
          Fltg) (Acquired 10/20/99, Cost $7,623,805)
          (FSA Insd) (b)..............................        7.775   05/15/14      8,441,400

See Notes to Financial Statements                                             23

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON      MATURITY      VALUE
---------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$6,250    Lower CO Riv Auth TX Rev Ser A Rfdg (Inverse
          Fltg) (Acquired 10/20/99, Cost $6,312,134)
          (FSA Insd) (b)..............................        7.775%  05/15/15   $  7,047,500
 3,250    Lower CO Riv Auth TX Rev Ser A Rfdg (Inverse
          Fltg) (Acquired 10/20/99, Cost $3,254,875)
          (FSA Insd) (b) (c)..........................        7.775   05/15/16      3,668,048
 5,210    Mabank, TX Indpt Sch Dist (PSF Gtd) (c).....        5.000   08/15/30      5,398,758
 2,000    Metropolitan Hlth Fac Dev Corp TX Wilson N
          Jones Mem Hosp Proj.........................        7.200   01/01/21      2,077,320
 1,175    Texas St Dept Hsg & Cmnty Affairs Home Mtg
          Rev Coll Ser C-2 Rfdg (Inverse Fltg) (AMT)
          (GNMA Collateralized).......................        9.977   07/02/24      1,245,065
                                                                                 ------------
                                                                                   70,428,986
                                                                                 ------------
          UTAH  2.0%
 1,340    Hildale, UT Elec Rev Gas Turbine Elec
          Fac Proj (g)................................        7.800   09/01/15        413,725
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj (g)....................................        8.000   09/01/20        308,750
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj (g)....................................        7.800   09/01/25        308,750
11,000    Salt Lake City, UT Hosp Rev IHC Hosp Inc
          Rfdg........................................        6.150   02/15/12     12,119,580
                                                                                 ------------
                                                                                   13,150,805
                                                                                 ------------
          VERMONT  0.3%
 1,000    Vermont Econ Dev Auth Mtg Rev Wake Robin
          Corp Proj Ser A.............................        5.375   05/01/36      1,013,330
 1,000    Vermont Ed & Hlth Bldg Fin Agy Rev
          Bennington College Proj.....................        6.625   10/01/29      1,031,750
                                                                                 ------------
                                                                                    2,045,080
                                                                                 ------------
          WASHINGTON  1.3%
 8,000    King Cnty, WA Sch Dist No 411
          (FGIC Insd) (c).............................        5.250   12/01/20      8,655,520
                                                                                 ------------

          WEST VIRGINIA  0.8%
 1,500    West Virginia St Hosp Fin Auth Hosp Rev
          Bears & Bulls WV Univ Med Corp Rfdg (MBIA
          Insd).......................................        6.100   01/01/18      1,523,925
 4,000    West Virginia St Hosp Fin Auth Hosp Rev
          Bears & Bulls WV Univ Med Corp Rfdg (MBIA
          Insd).......................................        6.100   01/01/18      4,063,800
                                                                                 ------------
                                                                                    5,587,725
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS  98.1%
  (Cost $616,008,038).........................................................    646,054,398
SHORT-TERM INVESTMENTS  0.7%
  (Cost $5,000,000)...........................................................      5,000,000
                                                                                 ------------

 24                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued


DESCRIPTION                                                                             VALUE
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  98.8%
  (Cost $621,008,038).............................................................   $651,054,398
OTHER ASSETS IN EXCESS OF LIABILITIES  $1.2%......................................      7,781,990
                                                                                     ------------

NET ASSETS  100.0%................................................................   $658,836,388
                                                                                     ============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 10.7% of net assets.

(c) The Fund owns 100% of the outstanding bond issuance.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e) Securities purchased on a when-issued or delayed delivery basis.

(f) All or a portion of this security has been physically segregated in connection with open futures contracts.

(g) Non-income producing security.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

PSF--Public School Fund

XLCA--XL Capital Assurance Inc.

See Notes to Financial Statements                                             25

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

FUTURES CONTRACTS OUTSTANDING AS OF SEPTEMBER 30, 2006:

                                                                              UNREALIZED
                                                                             APPRECIATION/
                                                                CONTRACTS    DEPRECIATION
SHORT CONTRACTS
  U.S. Treasury Notes 10-Year Futures December 2006
  (Current Notional Value of $108,063 per contract).........       35          $(48,812)
                                                                   ==          ========

 26                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2006

ASSETS:
Total Investments (Cost $621,008,038).......................  $651,054,398
Cash........................................................       792,562
Receivables:
  Interest..................................................     8,312,567
  Investments Sold..........................................     1,923,667
  Fund Shares Sold..........................................       828,691
  Variation Margin on Futures...............................         3,281
Other.......................................................       220,803
                                                              ------------
    Total Assets............................................   663,135,969
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,496,809
  Fund Shares Repurchased...................................     1,166,796
  Income Distributions......................................       677,357
  Investment Advisory Fee...................................       261,782
  Distributor and Affiliates................................       217,900
Trustees' Deferred Compensation and Retirement Plans........       288,550
Accrued Expenses............................................       190,387
                                                              ------------
    Total Liabilities.......................................     4,299,581
                                                              ------------
NET ASSETS..................................................  $658,836,388
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $655,563,243
Net Unrealized Appreciation.................................    29,997,548
Accumulated Undistributed Net Investment Income.............     5,044,228
Accumulated Net Realized Loss...............................   (31,768,631)
                                                              ------------
NET ASSETS..................................................  $658,836,388
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $613,615,593 and 41,355,868 shares of
    beneficial interest issued and outstanding).............  $      14.84
    Maximum sales charge (4.75%* of offering price).........           .74
                                                              ------------
    Maximum offering price to public........................  $      15.58
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $29,563,546 and 1,995,246 shares of
    beneficial interest issued and outstanding).............  $      14.82
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $14,270,631 and 964,658 shares of
    beneficial interest issued and outstanding).............  $      14.79
                                                              ============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,386,618 and 93,483 shares of beneficial
    interest issued and outstanding)........................  $      14.83
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             27

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended September 30, 2006

INVESTMENT INCOME:
Interest....................................................  $33,659,476
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    3,111,809
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,470,199, $337,935 and $134,262,
  respectively).............................................    1,942,396
Shareholder Services........................................      393,231
Legal.......................................................       66,026
Custody.....................................................       42,512
Trustees' Fees and Related Expenses.........................       39,689
Other.......................................................      423,834
                                                              -----------
    Total Expenses..........................................    6,019,497
    Less Credits Earned on Cash Balances....................       25,960
                                                              -----------
    Net Expenses............................................    5,993,537
                                                              -----------
NET INVESTMENT INCOME.......................................  $27,665,939
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(5,898,296)
  Futures...................................................      707,834
                                                              -----------
Net Realized Loss...........................................   (5,190,462)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   19,006,762
                                                              -----------
  End of the Period:
    Investments.............................................   30,046,360
    Futures.................................................      (48,812)
                                                              -----------
                                                               29,997,548
                                                              -----------
Net Unrealized Appreciation During the Period...............   10,990,786
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 5,800,324
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $33,466,263
                                                              ===========

 28                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                          FOR THE               FOR THE
                                                         YEAR ENDED            YEAR ENDED
                                                     SEPTEMBER 30, 2006    SEPTEMBER 30, 2005
                                                     ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................     $ 27,665,939          $ 28,142,888
Net Realized Gain/Loss.............................       (5,190,462)            7,645,862
Net Unrealized Appreciation/Depreciation During the
  Period...........................................       10,990,786           (11,721,452)
                                                        ------------          ------------
Change in Net Assets from Operations...............       33,466,263            24,067,298
                                                        ------------          ------------

Distributions from Net Investment Income:
  Class A Shares...................................      (26,130,470)          (26,358,317)
  Class B Shares...................................       (1,254,229)           (1,598,728)
  Class C Shares...................................         (498,465)             (476,845)
  Class I Shares...................................          (60,090)               (7,693)
                                                        ------------          ------------
Total Distributions................................      (27,943,254)          (28,441,583)
                                                        ------------          ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................        5,523,009            (4,374,285)
                                                        ------------          ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................       86,101,699            41,515,355
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................       19,662,764            19,629,302
Cost of Shares Repurchased.........................      (91,989,700)          (89,121,245)
                                                        ------------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................       13,774,763           (27,976,588)
                                                        ------------          ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..............       19,297,772           (32,350,873)
NET ASSETS:
Beginning of the Period............................      639,538,616           671,889,489
                                                        ------------          ------------
End of the Period (Including accumulated
  undistributed net investment income of $5,044,228
  and $770,696, respectively)......................     $658,836,388          $639,538,616
                                                        ============          ============

See Notes to Financial Statements                                             29

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                                 ----------------------------------------------
                                                2006      2005      2004      2003      2002
                                               ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $14.71    $14.81    $14.84    $15.03    $14.56
                                               ------    ------    ------    ------    ------
  Net Investment Income......................     .64(a)    .64(a)     66(a)    .67(a)    .71
  Net Realized and Unrealized Gain/Loss......     .14      (.09)     (.05)     (.19)      .46
                                               ------    ------    ------    ------    ------
Total from Investment Operations.............     .78       .55       .61       .48      1.17
Less Distributions from Net
  Investment Income..........................     .65       .65       .64       .67       .70
                                               ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...........  $14.84    $14.71    $14.81    $14.84    $15.03
                                               ======    ======    ======    ======    ======

Total Return (b).............................   5.46%     3.78%     4.20%     3.31%     8.35%
Net Assets at End of the Period
  (In millions)..............................  $613.6    $587.6    $609.4    $658.5    $696.4
Ratio of Expenses to Average Net Assets......    .89%      .88%      .89%      .88%      .87%
Ratio of Net Investment Income to Average Net
  Assets.....................................   4.40%     4.35%     4.46%     4.53%     4.89%
Portfolio Turnover...........................     18%       39%       15%       46%       49%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million of more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 30                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                                 ----------------------------------------------
                                                2006      2005      2004      2003      2002
                                               ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $14.69    $14.79    $14.82    $15.02    $14.54
                                               ------    ------    ------    ------    ------
  Net Investment Income......................     .53(a)    .53(a)    .55(a)    .56(a)    .60
  Net Realized and Unrealized Gain/Loss......     .14      (.09)     (.05)     (.20)      .48
                                               ------    ------    ------    ------    ------
Total from Investment Operations.............     .67       .44       .50       .36      1.08
Less Distributions from Net
  Investment Income..........................     .54       .54       .53       .56       .60
                                               ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...........  $14.82    $14.69    $14.79    $14.82    $15.02
                                               ======    ======    ======    ======    ======

Total Return (b).............................   4.69%     3.03%     3.41%     2.48%     7.64%
Net Assets at End of the Period
  (In millions)..............................  $ 29.6    $ 38.1    $ 48.8    $ 58.4    $ 65.0
Ratio of Expenses to Average Net Assets......   1.64%     1.63%     1.64%     1.63%     1.62%
Ratio of Net Investment Income to Average Net
  Assets.....................................   3.64%     3.60%     3.71%     3.78%     4.13%
Portfolio Turnover...........................     18%       39%       15%       46%       49%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             31

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                                 ----------------------------------------------
                                                2006      2005      2004      2003      2002
                                               ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $14.67    $14.77    $14.80    $15.00    $14.52
                                               ------    ------    ------    ------    ------
  Net Investment Income......................     .53(a)    .53(a)    .55(a)    .56(a)    .60
  Net Realized and Unrealized Gain/Loss......     .13      (.09)     (.05)     (.20)      .48
                                               ------    ------    ------    ------    ------
Total from Investment Operations.............     .66       .44       .50       .36      1.08
Less Distributions from Net Investment
  Income.....................................     .54       .54       .53       .56       .60
                                               ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...........  $14.79    $14.67    $14.77    $14.80    $15.00
                                               ======    ======    ======    ======    ======

Total Return (b).............................   4.62%     3.03%     3.43%     2.48%     7.65%
Net Assets at End of the Period
  (In millions)..............................  $ 14.3    $ 12.5    $ 13.7    $ 17.0    $ 18.8
Ratio of Expenses to Average
  Net Assets.................................   1.64%     1.63%     1.64%     1.63%     1.62%
Ratio of Net Investment Income to Average
  Net Assets.................................   3.65%     3.60%     3.71%     3.78%     4.13%
Portfolio Turnover...........................     18%       39%       15%       46%       49%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 32                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                             AUGUST 12, 2005
                                                                             (COMMENCEMENT OF
CLASS I SHARES                                            YEAR ENDED          OPERATIONS) TO
                                                      SEPTEMBER 30, 2006    SEPTEMBER 30, 2005
                                                      ----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.............       $14.71                $14.71
                                                            ------                ------
  Net Investment Income (a)..........................          .68                   .09
  Net Realized and Unrealized Gain...................          .13                   -0-**
                                                            ------                ------
Total from Investment Operations.....................          .81                   .09
Less Distributions from Net Investment Income........          .69                   .09
                                                            ------                ------
NET ASSET VALUE, END OF THE PERIOD...................       $14.83                $14.71
                                                            ======                ======

Total Return (b).....................................        5.65%                  .60%*
Net Assets at End of the Period (In millions)........       $  1.4                $  1.3
Ratio of Expenses to Average Net Assets..............         .64%                  .66%
Ratio of Net Investment Income to Average Net
  Assets.............................................        4.67%                 4.56%
Portfolio Turnover...................................          18%                   39%

*   Non-Annualized

**  Amount is less than $.01.

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             33

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on the matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Future contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2006, the Fund had $1,496,809 of when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. During the current fiscal year, the Fund utilized capital losses carried forward of $898,417. At September 30, 2006, the Fund had an accumulated capital loss carryforward for tax purposes of $21,157,577, which will expire according to the following schedule.

AMOUNT                                                            EXPIRATION
$4,180,889..................................................  September 30, 2008
 9,728,055..................................................  September 30, 2009
 7,248,633..................................................  September 30, 2010

    At September 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $620,865,903
                                                              ============
Gross tax unrealized appreciation...........................  $ 32,696,710
Gross tax unrealized depreciation...........................    (2,508,215)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 30,188,495
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended September 30, 2006 and 2005 was as follows:

                                                                 2006           2005
Distributions paid from:
  Ordinary income...........................................  $   105,229    $   117,584
  Tax-exempt income.........................................   27,858,452     28,382,892
  Long-term capital gain....................................          -0-            -0-
                                                              -----------    -----------
                                                              $27,963,681    $28,500,476
                                                              ===========    ===========

    Due to inherent differences in the recognition of income, expenses and realized gains/ losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference related to the Fund's investment in other regulated investment companies totaling $7,760 was reclassified from accumulated undistributed net investment income to accumulated net realized loss. A permanent book and tax difference related to the sale of a payment-in-kind security totaling $4,525,006 was reclassified from accumulated undistributed

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

net investment income to accumulated net realized loss. Additionally, a permanent book and tax difference of $33,601 related to book to tax accretion differences was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $   35,026
Undistributed tax-exempt income.............................   6,959,489

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post-October losses of $10,955,598 which are not recognized for tax purposes until the first day of the following fiscal year and gains or losses recognized for tax purposes on open futures transactions on September 30, 2006.

F. EXPENSE REDUCTIONS During the year ended September 30, 2006, the Fund's custody fee was reduced by $25,960 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Over $500 million...........................................     .45%

    For the year ended September 30, 2006, the Fund recognized expenses of approximately $14,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment Agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2006, the Fund recognized expenses of approximately $98,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2006, the Fund recognized expenses of approximately $306,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $184,427 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended September 30, 2006, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $155,900 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $59,800. Sales charges do not represent expenses of the Fund.

3. CAPITAL TRANSACTIONS

For the years ended September 30, 2006 and 2005, transactions were as follows:

                                               FOR THE                       FOR THE
                                              YEAR ENDED                    YEAR ENDED
                                          SEPTEMBER 30, 2006            SEPTEMBER 30, 2005
                                      --------------------------    --------------------------
                                        SHARES         VALUE          SHARES         VALUE
Sales:
  Class A...........................   5,173,374    $ 75,736,363     2,412,267    $ 35,680,084
  Class B...........................     308,856       4,508,963       177,415       2,622,903
  Class C...........................     366,639       5,340,515       130,335       1,918,515
  Class I...........................      35,407         515,858        87,953       1,293,853
                                      ----------    ------------    ----------    ------------
Total Sales.........................   5,884,276    $ 86,101,699     2,807,970    $ 41,515,355
                                      ==========    ============    ==========    ============
Dividend Reinvestment:
  Class A...........................   1,258,124    $ 18,406,616     1,233,680    $ 18,241,199
  Class B...........................      57,246         835,581        69,165       1,021,344
  Class C...........................      24,712         360,477        24,348         359,067
  Class I...........................       4,107          60,090           521           7,692
                                      ----------    ------------    ----------    ------------
Total Dividend Reinvestment.........   1,344,189    $ 19,662,764     1,327,714    $ 19,629,302
                                      ==========    ============    ==========    ============
Repurchases:
  Class A...........................  (5,014,627)   $(73,329,393)   (4,851,772)   $(71,717,331)
  Class B...........................    (965,243)    (14,079,445)     (952,114)    (14,055,751)
  Class C...........................    (281,046)     (4,104,067)     (225,130)     (3,317,881)
  Class I...........................     (32,456)       (476,795)       (2,049)        (30,282)
                                      ----------    ------------    ----------    ------------
Total Repurchases...................  (6,293,372)   $(91,989,700)   (6,031,065)   $(89,121,245)
                                      ==========    ============    ==========    ============

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

4. REDEMPTION FEE

The Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the year ended September 30, 2006, the Fund received redemption fees of approximately $400, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $121,665,813 and $115,130,385, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio's effective yield, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the different types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Notes and typically closes the contract prior to delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended September 30, 2006, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2005...........................      438
Futures Opened..............................................    1,380
Futures Closed..............................................   (1,783)
                                                               ------
Outstanding at September 30, 2006...........................       35
                                                               ======

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

B. INVERSE FLOATING RATE SECURITIES An inverse floating rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. These instruments are identified in the Portfolio of Investments.

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $2,456,400 and $208,700 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. LEGAL MATTERS

The Adviser and certain affiliates of the Adviser are named as defendants in a derivative action which additionally names as defendants certain individual trustees of certain Van Kampen funds. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motion to dismiss the direct action and the motion to dismiss another derivative action brought by the same plaintiff that brought this derivative action, alleging market timing and late trading in the Van Kampen funds. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the market timing action. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be dismissed in light of the rulings dismissing the two cases discussed above. The Court has approved a notice to shareholders regarding the dismissal, which is located at the back of this Report.

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

9. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact to the Fund's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN MUNICIPAL INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen Municipal Income Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Municipal Income Fund at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Chicago, Illinois
November 14, 2006

VAN KAMPEN MUNICIPAL INCOME FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal income tax purposes, the following information is furnished with respect to the distribution paid by the Fund during its taxable year ended September 30, 2006. The Fund designated 99.6% of the income distributions as a tax-exempt income distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
 42

VAN KAMPEN MUNICIPAL INCOME FUND

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (61)            Trustee      Trustee     Chairman and Chief             71       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

Jerry D. Choate (68)          Trustee      Trustee     Prior to January 1999,         71       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN MUNICIPAL INCOME FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (66)             Trustee      Trustee     President of CAC, L.L.C.,      71       Trustee/Director/Managing
CAC, L.L.C.                                since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Quidel
San Diego, CA 92122-6223                               advisory services. Prior                Corporation, Stericycle,
                                                       to February 2001, Vice                  Inc., Ventana Medical
                                                       Chairman and Director of                Systems, Inc., and GATX
                                                       Anixter International,                  Corporation, and Trustee
                                                       Inc., a global                          of The Scripps Research
                                                       distributor of wire,                    Institute. Prior to
                                                       cable and communications                January 2005, Trustee of
                                                       connectivity products.                  the University of Chicago
                                                       Prior to July 2000,                     Hospitals and Health
                                                       Managing Partner of                     Systems. Prior to April
                                                       Equity Group Corporate                  2004, Director of
                                                       Investment (EGI), a                     TheraSense, Inc. Prior to
                                                       company that makes                      January 2004, Director of
                                                       private investments in                  TeleTech Holdings Inc.
                                                       other companies.                        and Arris Group, Inc.
                                                                                               Prior to May 2002,
                                                                                               Director of Peregrine
                                                                                               Systems Inc. Prior to
                                                                                               February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN MUNICIPAL INCOME FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (58)       Trustee      Trustee     Managing Partner of            71       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

R. Craig Kennedy (54)         Trustee      Trustee     Director and President of      71       Trustee/Director/Managing
1744 R Street, NW                          since 1993  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (71)            Trustee      Trustee     Prior to 1998, President       71       Trustee/Director/Managing
14 Huron Trace                             since 2003  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN MUNICIPAL INCOME FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (70)           Trustee      Trustee     President of Nelson            71       Trustee/Director/Managing
423 Country Club Drive                     since 1990  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (66)     Trustee      Trustee     President Emeritus and         71       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           71       Trustee/Director/Managing
(64)                                       since 1999  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN MUNICIPAL INCOME FUND

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (67)         Trustee      Trustee     Partner in the law firm        71       Trustee/Director/Managing
333 West Wacker Drive                      since 1990  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN MUNICIPAL INCOME FUND

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Ronald E. Robison (67)        President and            Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas   Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Officer                              since May 2003. Managing Director of Van Kampen Advisors
                                                                   Inc. since June 2003. Director of Investor Services since
                                                                   September 2002. Director of the Adviser, Van Kampen
                                                                   Investments and Van Kampen Exchange Corp. since January
                                                                   2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                   & Co. Incorporated. Managing Director and Director of Morgan
                                                                   Stanley Investment Management Inc. Chief Administrative
                                                                   Officer, Managing Director and Director of Morgan Stanley
                                                                   Investment Advisors Inc. and Morgan Stanley Services Company
                                                                   Inc. Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust.
                                                                   Executive Vice President and Principal Executive Officer of
                                                                   the Institutional and Retail Morgan Stanley Funds. Director
                                                                   of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                   Officer of Morgan Stanley Investment Management Inc. and
                                                                   Executive Vice President of funds in the Fund Complex from
                                                                   May 2003 to September 2005.

Dennis Shea (53)              Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
1221 Avenue of the Americas                            since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10020                                                 and Van Kampen Advisors Inc. Chief Investment Officer-Global
                                                                   Equity of the same entities since February 2006. Vice
                                                                   President of Morgan Stanley Institutional and Retail Funds
                                                                   since February 2006. Vice President of funds in the Fund
                                                                   Complex since March 2006. Previously, Managing Director and
                                                                   Director of Global Equity Research at Morgan Stanley from
                                                                   April 2000 to February 2006.

J. David Germany (52)         Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
25 Cabot Square                                        since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                       and Van Kampen Advisors Inc. Chief Investment Officer -
London, GBR E14 4QA                                                Global Fixed Income of the same entities since December
                                                                   2005. Managing Director and Director of Morgan Stanley
                                                                   Investment Management Ltd. Director of Morgan Stanley
                                                                   Investment Management (ACD) Limited since December 2003.
                                                                   Vice President of Morgan Stanley Institutional and Retail
                                                                   Funds since February 2006. Vice President of funds in the
                                                                   Fund Complex since March 2006.

VAN KAMPEN MUNICIPAL INCOME FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

Amy R. Doberman (44)          Vice President           Officer     Managing Director and General Counsel - U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas   and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                                 Complex.

John L. Sullivan (51)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (37)         Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   and Treasurer            since 2006  Chief Financial Officer and Treasurer of Morgan Stanley
New York, NY 10020                                                 Institutional Funds since 2002 and of Funds in the Fund
                                                                   Complex from January 2005 to August 2005 and since September
                                                                   2006.

                          Notice to Fund Shareholders

    As previously disclosed, a derivative action was filed on behalf of the Fund against the Fund's investment adviser, broker-dealer, distributor, and Trustees. The complaint alleges that defendants violated federal securities laws and state laws in connection with certain economic incentive programs. The case is pending before the Honorable Richard Owen, United States District Judge in the Southern District of New York. Defendants have filed a motion to dismiss the complaint in its entirety on numerous grounds, and that motion is still pending.

    On April 18, 2006, Judge Owen dismissed a separate lawsuit against Morgan Stanley and all of the same corporate defendants that are named in the derivative action. The Morgan Stanley suit related to the same incentive programs that are at issue in the derivative action, and asserted many of the same legal claims. In his decision, Judge Owen found that the programs do not violate federal law, and that defendants had made the appropriate disclosures concerning the programs. The plaintiffs in the Morgan Stanley suit did not appeal from the decision, and that decision is now final.

    In light of this decision by Judge Owen -- as well as several other decisions by other judges in the Southern District of New York and certain other courts that have dismissed similar complaints against other investment funds -- plaintiff in the derivative action has determined that the suit would be unsuccessful, if pursued further. Accordingly, plaintiff has asked Judge Owen to dismiss the action. No attorneys' fees will be paid by defendants and no consideration will be paid to the named plaintiff.

    All investors in the Fund are hereby provided notice of this proposed dismissal. If you object to the proposed dismissal, your objection must be mailed no later than December 29, 2006, in writing, to the Honorable Richard Owen, United States District Judge, United States Courthouse, Room 640, 500 Pearl Street, New York, NY 10007-1312. Copies of the objection must also be mailed to Denise Davis Schwartzman, Esquire, Chimicles & Tikellis LLP, 361 West Lancaster Avenue, Haverford, PA 19041; and Richard A. Rosen, Esquire, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019-6064.

  Van Kampen Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2006 Van Kampen Funds Inc.
                                        All rights reserved. Member NASD/SIPC.

                                                                  49, 349, 549
                                                                 MIF ANR 11/06
    (VAN KAMPEN INVESTMENTS LOGO)                           RN06-03169P-Y09/06

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Intermediate Term Municipal Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2006.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I [AND R] SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/06

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index from 9/30/96 through 9/30/06. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                                VAN KAMPEN INTERMEDIATE TERM      LEHMAN BROTHERS MUNICIPAL BOND
                                                                        INCOME FUND                           INDEX
                                                                ----------------------------      ------------------------------
9/96                                                                        9529                              10000
                                                                            9623                              10113
                                                                            9764                              10298
                                                                            9735                              10255
                                                                            9744                              10274
                                                                            9830                              10369
                                                                            9743                              10230
                                                                            9800                              10316
                                                                            9916                              10471
                                                                           10003                              10583
                                                                           10227                              10876
                                                                           10177                              10774
9/97                                                                       10275                              10902
                                                                           10344                              10972
                                                                           10393                              11037
                                                                           10522                              11197
                                                                           10602                              11313
                                                                           10623                              11316
                                                                           10663                              11326
                                                                           10623                              11275
                                                                           10786                              11454
                                                                           10817                              11499
                                                                           10838                              11528
                                                                           10972                              11706
9/98                                                                       11086                              11852
                                                                           11086                              11851
                                                                           11118                              11893
                                                                           11150                              11923
                                                                           11265                              12065
                                                                           11234                              12012
                                                                           11248                              12029
                                                                           11283                              12059
                                                                           11243                              11989
                                                                           11108                              11816
                                                                           11154                              11859
                                                                           11071                              11764
9/99                                                                       11075                              11769
                                                                           10969                              11642
                                                                           11060                              11765
                                                                           10976                              11678
                                                                           10921                              11627
                                                                           10988                              11762
                                                                           11110                              12019
                                                                           11100                              11948
                                                                           11089                              11886
                                                                           11291                              12201
                                                                           11435                              12371
                                                                           11557                              12561
9/00                                                                       11532                              12496
                                                                           11393                              12632
                                                                           11448                              12728
                                                                           11690                              13042
                                                                           11788                              13172
                                                                           11840                              13213
                                                                           11985                              13332
                                                                           11875                              13187
                                                                           11997                              13329
                                                                           12061                              13418
                                                                           12185                              13617
                                                                           12379                              13842
9/01                                                                       12361                              13795
                                                                           12510                              13959
                                                                           12373                              13842
                                                                           12283                              13711
                                                                           12457                              13949
                                                                           12607                              14117
                                                                           12384                              13840
                                                                           12644                              14111
                                                                           12711                              14196
                                                                           12851                              14346
                                                                           13016                              14531
                                                                           13145                              14705
9/02                                                                       13410                              15028
                                                                           13194                              14778
                                                                           13150                              14717
                                                                           13415                              15028
                                                                           13346                              14990
                                                                           13541                              15199
                                                                           13547                              15208
                                                                           13655                              15309
                                                                           13915                              15667
                                                                           13801                              15601
                                                                           13419                              15055
                                                                           13560                              15167
9/03                                                                       13856                              15613
                                                                           13792                              15534
                                                                           13948                              15696
                                                                           14049                              15826
                                                                           14076                              15917
                                                                           14286                              16156
                                                                           14182                              16100
                                                                           13919                              15719
                                                                           13906                              15662
                                                                           13947                              15719
                                                                           14107                              15926
                                                                           14334                              16245
9/04                                                                       14389                              16331
                                                                           14483                              16472
                                                                           14376                              16336
                                                                           14557                              16535
                                                                           14680                              16690
                                                                           14626                              16634
                                                                           14504                              16529
                                                                           14710                              16790
                                                                           14807                              16909
                                                                           14876                              17013
                                                                           14822                              16937
                                                                           14961                              17108
9/05                                                                       14864                              16992
                                                                           14782                              16889
                                                                           14852                              16970
                                                                           14966                              17116
                                                                           15009                              17162
                                                                           15095                              17278
                                                                           14996                              17158
                                                                           14983                              17153
                                                                           15055                              17229
                                                                           14998                              17164
                                                                           15157                              17368
                                                                           15345                              17626
9/06                                                                       15446                              17749

                                 A SHARES              B SHARES              C SHARES          I SHARES
                                  5/28/93               5/28/93              10/19/93          8/12/05
--------------------------------------------------------------------------------------------------------
                                         W/MAX                 W/MAX                 W/MAX
                                         4.75%                 4.00%                 1.00%
AVERAGE ANNUAL              W/O SALES    SALES    W/O SALES    SALES    W/O SALES    SALES    W/O SALES
TOTAL RETURNS                CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES

Since Inception               5.28%       4.90%     4.82%       4.82%     4.26%       4.26%     3.93%

10-year                       4.95        4.44      4.38        4.38      4.18        4.18        --

5-year                        4.56        3.54      4.25        4.00      3.80        3.80        --

1-year                        3.91       -0.99      4.13        0.13      3.04        2.05      4.08%
--------------------------------------------------------------------------------------------------------

SEC Yield                          3.10%                 3.25%                 2.53%            3.50%
--------------------------------------------------------------------------------------------------------

Unsubsidized SEC Yield             3.00%                 3.15%                 2.43%            3.40%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

BECAUSE CLASS B SHARES INCURRED LOWER EXPENSES UNDER THE 12B-1 PLAN THAN DID CLASS A SHARES FOR THE FISCAL PERIOD ENDED SEPTEMBER 30, 2006, THE TOTAL OPERATING EXPENSE RATIO FOR CLASS B SHARES WAS LOWER AND, AS A RESULT, THE PERFORMANCE OF CLASS B SHARES WAS HIGHER THAN THAT OF CLASS A SHARES. THERE CAN BE NO ASSURANCE THAT THIS WILL CONTINUE TO OCCUR IN THE FUTURE AS THE MAXIMUM FEES PAYABLE BY CLASS B SHARES UNDER THE 12B-1 PLAN ARE HIGHER THAN THOSE PAYABLE BY CLASS A SHARES.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in years one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. SEC yield is a calculation for determining the amount of portfolio income, excluding nonincome items as prescribed by the SEC. The unsubsidized SEC yields reflect some or all of the expenses that the adviser had voluntarily waived. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

Fund Report

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2006

MARKET CONDITIONS

Against the backdrop of strong economic growth, good employment data, and inflationary pressures stemming from rising oil prices, the Federal Open Market Committee (the "Fed") continued its tightening campaign during the first nine months of the reporting period, raising the federal funds target rate six times to 5.25 percent at the end of June. As the months progressed however, economic growth moderated as consumer spending and housing weakened while inflation concerns eased, prompting investors to speculate that the Fed would take a break from rate increases. In August the Fed did pause, ending a two-year run of 17 consecutive rate increases--the longest stretch of increases in 25 years. At its September meeting, the Fed again kept its target rate unchanged, and indicated that any future rate increases would be driven by the weight of economic data.

As a result of the improved outlook for the fixed income market, yields on longer-maturity municipal bonds fell dramatically in latter months of the reporting year, ultimately ending at the lowest level in decades. Yields on shorter-maturity municipal bonds, however, moved higher. Accordingly, the slope of the municipal yield curve flattened as the spread between short-term and long-term interest rates narrowed.

Demand for municipal bonds continued to be strong during the period. In fact, inflows into municipal bond funds were 45 percent higher year-to-date through September than for the same period last year, much of which went into high yield funds. Because prevailing interest rates were still at relatively low levels, investors increasingly sought out lower-quality, higher yielding bonds. The increased demand for high yield bonds led this segment of the market to considerably outperform high-grade issues. In addition, long-term bonds continued to earn the best returns, while the short end of the curve posted the lowest returns as Fed rate increases moved yields in this portion of the curve higher.

Although municipal bond issuance remained brisk in the last quarter of 2005, volume declined throughout the remaining months of the period. As of the end of September, national municipal bond issuance was down 14 percent for 2006. The reduced supply, coupled with growing demand, further fueled municipal bond performance.

PERFORMANCE ANALYSIS

The fund returned 3.91 percent for the 12 months ended September 30, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 4.45 percent for the period.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2006

--------------------------------------------------------------
                                                LEHMAN
                                               BROTHERS
                                              MUNICIPAL
      CLASS A   CLASS B   CLASS C   CLASS I   BOND INDEX

       3.91%     4.13%     3.04%     4.08%      4.45%
--------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the fiscal period ended September 30, 2006, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was higher than that of Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

We sought opportunities to enhance the portfolio's yield, selectively adding bonds to the portfolio that we believed were both attractively valued and offered greater future total return prospects. This led us to lower the fund's exposure to AA rated bonds, investing the proceeds into higher-yielding A and BBB rated bonds. As a result, the fund was overweighted versus the Lehman Brothers Municipal Bond Index in BBB and non-rated bonds, which proved advantageous as this portion of the market outperformed higher-rated bonds. Despite this shift in credit allocation, however, the fund's overall credit quality remained high.

The fund's yield-curve positioning also contributed positively to performance. We emphasized the long end of the fund's investment range, favoring bonds with maturities of 10 to 15 years, which served the fund well as longer-maturity issues outperformed those with shorter maturities. It's important to note that the fund has, by nature, a shorter average maturity than that of the Lehman Brothers Municipal Bond Index, which is a long-term index, and as such, could not benefit as much from rising prices on the very long end of the curve. The fund's comparatively shorter duration (a measure of interest-rate sensitivity) was also a factor in its underperformance versus the Lehman Brothers Municipal Bond Index, keeping the fund from more fully participating in the rally later in the period.

The hospital and tobacco sectors performed particularly well during the period and the fund's holdings here were additive to performance. The litigation environment has become favorable for tobacco companies, demand for the bonds remains strong, and the industry continues to prosper. The fund remained well diversified across the major sectors of the municipal market. As of the close of the period, public education, retail electric and general purpose bonds represented the fund's largest sector weightings.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

RATINGS ALLOCATIONS AS OF 9/30/06
AAA/Aaa                                                          58.1%
AA/Aa                                                             7.7
A/A                                                               6.2
BBB/Baa                                                          10.4
Non-Rated                                                        17.6

TOP FIVE SECTORS AS OF 9/30/06
Public Education                                                 13.1%
Retail Electric                                                  11.0
General Purpose                                                   8.9
Hospital                                                          8.7
Higher Education                                                  7.6

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 9/30/06
Pennsylvania                                                      9.2%
Missouri                                                          8.5
Florida                                                           5.9
New Jersey                                                        5.2
California                                                        5.2
Ohio                                                              4.6
Indiana                                                           4.5
Illinois                                                          4.3
New York                                                          4.0
Alabama                                                           3.9
Texas                                                             3.8
Colorado                                                          3.6
Oregon                                                            3.5
Maryland                                                          3.1
South Carolina                                                    3.0
Michigan                                                          2.7
Arizona                                                           2.4
Tennessee                                                         2.3
New Mexico                                                        2.3
Kansas                                                            2.0
North Carolina                                                    1.6
Nebraska                                                          1.5
Washington                                                        1.5
South Dakota                                                      1.5
West Virginia                                                     1.4
Kentucky                                                          1.0

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 9/30/06
                                       (continued from previous page)
Virginia                                                          0.9
Connecticut                                                       0.9
Arkansas                                                          0.9
Iowa                                                              0.5
Wisconsin                                                         0.5
Minnesota                                                         0.4
Georgia                                                           0.1
Montana                                                           0.1
Massachusetts                                                     0.1
                                                                -----
Total Long-Term Investments                                      96.9%
Short-Term Investments                                            3.2
Liabilities in Excess of Other Assets                            (0.1)
                                                                -----
Net Assets                                                      100.0%

Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Subject to change daily. Ratings allocations and sector percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Summary of investments by state classification are as a percentage of total net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/06 - 9/30/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/06           9/30/06       4/1/06-9/30/06
Class A
  Actual......................................    $1,000.00        $1,029.99          $4.83
  Hypothetical................................     1,000.00         1,020.37           4.81
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,031.91           2.75
  Hypothetical................................     1,000.00         1,022.37           2.74
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,025.22           8.58
  Hypothetical................................     1,000.00         1,016.57           8.54
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00         1,030.33           3.46
  Hypothetical................................     1,000.00         1,021.67           3.45
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.95%, 0.54%, 1.69% and 0.68% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). These ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  96.9%
          ALABAMA  3.9%
$1,260    Dothan Houston Cnty, AL Arpt Auth (AMT)
          (MBIA Insd) (a)................................. 5.400%   12/01/15   $  1,348,099
 1,000    Jefferson Cnty, AL Pub Bldg Auth Lease Rev Wts
          (AMBAC Insd).................................... 5.125    04/01/21      1,083,870
 1,500    Montgomery Cnty, AL Pub Bldg Auth Rev Wts Fac
          Proj (MBIA Insd) (a)............................ 5.000    03/01/23      1,596,735
   200    West Jefferson Cnty, AL Amusement & Pub Park
          Auth (Prerefunded @ 12/01/06)................... 7.500    12/01/08        204,384
                                                                               ------------
                                                                                  4,233,088
                                                                               ------------
          ARIZONA  2.4%
 1,000    Arizona St Univ Rev Sys Rfdg (AMBAC Insd)....... 5.000    07/01/20      1,074,340
 1,000    Maricopa Cnty, AZ Uni Sch Dist No 48 Scottsdale
          Sch Impt Proj Ser B (FSA Insd) (b).............. 4.750    07/01/23      1,047,260
   480    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
          Irvington Proj Tucson Ser A Rfdg (FSA Insd)..... 7.250    07/15/10        481,838
                                                                               ------------
                                                                                  2,603,438
                                                                               ------------
          ARKANSAS  0.9%
   950    University of AR Rev UALR Cap Impt Ser B (FSA
          Insd)........................................... 4.500    12/01/19        986,546
                                                                               ------------

          CALIFORNIA  5.2%
 1,090    California Edl Fac Auth Rev Occidental College
          Ser A (MBIA Insd) (a)........................... 5.000    10/01/20      1,177,309
 1,000    California St (AMBAC Insd) (a) (c).............. 6.400    09/01/08      1,053,710
 1,500    California St Dept Wtr Res Pwr Ser A
          (Prerefunded @ 05/01/12) (AMBAC Insd)........... 5.375    05/01/18      1,656,525
   565    Perris, CA Pub Fin Auth Rev Tax Alloc (a)....... 4.750    10/01/13        570,023
 1,100    Santa Clara, CA Elec Rev Sub Ser A (MBIA
          Insd)........................................... 5.250    07/01/20      1,199,308
                                                                               ------------
                                                                                  5,656,875
                                                                               ------------
          COLORADO  3.6%
   115    Colorado Hlth Fac Auth Rev Sr Living Fac Eaton
          Ter Ser A....................................... 6.800    07/01/09        119,735
 1,560    Colorado Springs, CO Utils Rev Sys Sub Lien Impt
          Ser A........................................... 5.000    11/15/19      1,672,336
 1,000    Denver, CO City & Cnty Arpt Rev Ser D Rfdg (AMT)
          (FSA Insd)...................................... 5.500    11/15/12      1,077,760
 1,000    Denver, CO Convention Ctr Hotel Auth Rev Rfdg
          (XLCA Insd)..................................... 5.250    12/01/14      1,101,510
                                                                               ------------
                                                                                  3,971,341
                                                                               ------------

 14                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          CONNECTICUT  0.9%
$  800    Connecticut St Hlth & Edl Fac Auth Rev Griffin
          Hosp Ser B (Radian Insd)........................ 5.000%   07/01/11   $    842,960
   165    New Haven, CT Indl Fac Rev Adj Govt Ctr Thermal
          Energies (AMT).................................. 7.250    07/01/09        165,945
                                                                               ------------
                                                                                  1,008,905
                                                                               ------------
          FLORIDA  5.9%
   500    Baywinds Cmnty Dev Dist FL Spl Assmt Ser B...... 4.900    05/01/12        504,720
 1,000    Brevard Cnty, FL Sch Brd Ctfs Ser B Rfdg (FGIC
          Insd)........................................... 5.000    07/01/20      1,067,120
 2,000    Broward Cnty, FL Arpt Sys Rev Ser E Rfdg (AMT)
          (MBIA Insd) (c)................................. 5.375    10/01/13      2,077,440
   500    Halifax, FL Hosp Med Ctr Rev Impt & Rfdg Ser
          A............................................... 5.250    06/01/19        533,360
 1,500    Orange Cnty, FL Sch Brd Ctf Ser A (AMBAC
          Insd)........................................... 5.250    08/01/14      1,628,430
   500    Saint Johns Cnty, FL Indl Dev Auth Hlth Care
          Glenmoor Proj Ser A (b)......................... 5.000    01/01/16        500,695
   115    Volusia Cnty, FL Indl Dev Auth Bishops Glen Proj
          Rfdg (Escrowed to Maturity)..................... 7.125    11/01/06        115,359
                                                                               ------------
                                                                                  6,427,124
                                                                               ------------
          GEORGIA  0.1%
   155    Forsyth Cnty, GA Hosp Auth Rev Antic Ctfs GA
          Baptist Hlthcare Sys Proj (Escrowed to
          Maturity)....................................... 6.000    10/01/08        158,495
                                                                               ------------

          ILLINOIS  4.3%
   545    Clay Cnty, IL Hosp Rev (Prerefunded @ 12/1/08)
          (a)............................................. 5.500    12/01/10        573,160
   500    Hodgkins, IL Tax Increment Rev Sr Lien Rfdg..... 5.000    01/01/14        527,000
    80    Huntley, IL Spl Svc Area No 7 Spl Tax........... 6.000    03/01/09         81,150
   500    Illinois Fin Auth Rev Landing at Plymouth Pl
          Proj Ser A...................................... 5.250    05/15/14        505,255
 1,000    Illinois Fin Auth Student Hsg Rev MJH Ed
          Assistance IV Sr Ser A.......................... 5.500    06/01/19      1,070,570
   500    Lincolnshire, IL Spl Svc Area Sedgebrook Proj... 5.000    03/01/11        512,020
   130    Peoria, IL Spl Tax Weaverridge Spl Svc Area
          (Prerefunded @ 02/01/07)........................ 7.625    02/01/08        134,191
   346    Pingree Grove Village, IL Spl Svc Area No 1 Spl
          Tax Ser 05-1 Cambridge Lakes Proj............... 5.250    03/01/15        352,944
 1,000    Round Lake Beach, IL Tax........................ 4.650    12/15/13      1,011,680
                                                                               ------------
                                                                                  4,767,970
                                                                               ------------
          INDIANA  4.5%
 1,000    Allen Cnty, IN Juvenile Justice Ctr First Mtg
          (AMBAC Insd).................................... 5.500    01/01/18      1,086,200
 1,000    Carmel Cnty, IN Redev Auth Opt Income Tax Lease
          Rent Rev (MBIA Insd)............................ 5.000    07/01/22      1,068,800

See Notes to Financial Statements                                             15

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          INDIANA (CONTINUED)
$  830    Hobart, IN Bldg Corp First Mtg (FGIC Insd)
          (a)............................................. 5.500%   07/15/13   $    918,611
 1,400    Indiana Bd Bk Spl Prog Hendricks Redev Ser B
          (Prerefunded @ 02/01/07)........................ 6.000    02/01/12      1,439,228
   400    Saint Joseph Cnty, IN Econ Dev Rev Holy Cross
          Vlg Notre Dame Proj Ser A....................... 5.750    05/15/13        414,828
                                                                               ------------
                                                                                  4,927,667
                                                                               ------------
          IOWA  0.5%
   500    Coralville, IA Ctfs Partn Ser D................. 5.250    06/01/22        529,515
                                                                               ------------

          KANSAS  2.0%
   500    Burlington, KS Envrn Impt Rev................... 4.750    09/01/15        504,645
   500    Kansas St Dev Fin Auth Hlth Fac Rev Hays Med Ctr
          Inc Ser L....................................... 5.250    11/15/16        540,385
 1,000    Shawnee Cnty, KS Sch Dist 501 Topeka............ 5.000    02/01/20      1,056,700
   120    Wyandotte Cnty, KS City KS Univ Brd of Public
          Utility Office Bldg Complex Proj (MBIA Insd).... 5.000    05/01/11        127,033
                                                                               ------------
                                                                                  2,228,763
                                                                               ------------
          KENTUCKY  1.0%
 1,000    Louisville & Jefferson Cnty, KY Ser C (AMT) (FSA
          Insd)........................................... 5.500    07/01/17      1,085,500
                                                                               ------------

          MARYLAND  3.1%
 1,000    Baltimore, MD Convention Ctr Hotel Rev Ser A
          (XLCA Insd)..................................... 5.250    09/01/22      1,101,940
 1,000    Maryland St Econ Dev Corp Student Hsg Rev Univ
          MD College Park Proj Rfdg (CIFG Insd)........... 5.000    06/01/13      1,077,230
   625    Maryland St Econ Dev Corp Univ MD College Park
          Proj (Escrowed to Maturity)..................... 5.750    06/01/13        698,225
   500    Prince Georges Cnty, MD Spl Oblig
          Natl Harbor Proj................................ 4.700    07/01/15        509,130
                                                                               ------------
                                                                                  3,386,525
                                                                               ------------
          MASSACHUSETTS  0.1%
    85    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth (Escrowed to Maturity) (Acquired
          06/24/1998, Cost $85,000) (d)................... 6.200    06/01/08         88,136
                                                                               ------------

          MICHIGAN  2.7%
 1,000    Brighton, MI Area Sch Dist Rfdg (a)............. 5.250    05/01/18      1,082,870
 1,000    Brighton, MI Area Sch Dist Rfdg................. 5.250    05/01/20      1,082,870
   500    Kent Hosp Fin Auth MI Rev Met Hosp Proj Ser A... 5.000    07/01/09        511,060
   250    Michigan St Strategic Fd Ltd Oblig United Waste
          Sys Proj (AMT).................................. 5.200    04/01/10        258,317
                                                                               ------------
                                                                                  2,935,117
                                                                               ------------

 16                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MINNESOTA  0.4%
$  430    Inver Grove Heights, MN Presbyterian Homes Care
          Rfdg............................................ 5.000%   10/01/16   $    429,329
    25    Minneapolis, MN Multi-Family Rev Hsg Belmont
          Apts Proj (AMT) (a)............................. 7.000    11/01/06         25,004
                                                                               ------------
                                                                                    454,333
                                                                               ------------
          MISSOURI  8.5%
   500    Carthage, MO Hosp Rev........................... 4.000    04/01/07        499,875
   500    Fenton, MO Tax Increment Rev Gravois Bluffs
          Redev Proj Rfdg................................. 5.000    04/01/13        524,595
   610    Ferguson, MO Tax Increment Rev Crossing at Halls
          Ferry Rfdg (a).................................. 5.500    04/01/14        626,781
 1,350    Kansas City, MO Indl Dev Auth Plaza Lib Proj.... 6.000    03/01/16      1,405,202
 1,000    Macon, MO Ctfs Partn (MBIA Insd)................ 5.250    08/01/17      1,039,300
   830    Missouri St Dev Fin Brd Fac Rev Pub Safety Proj
          Ser A (a)....................................... 5.000    03/01/11        863,208
 2,125    O' Fallon, MO Ctfs Partn (MBIA Insd) (a)........ 5.375    02/01/18      2,284,715
 2,000    Saint Charles, MO Ctf Partn Ser B............... 5.500    05/01/18      2,113,440
                                                                               ------------
                                                                                  9,357,116
                                                                               ------------
          MONTANA  0.1%
   110    Crow Fin Auth, MT Tribal Purp Rev (Acquired
          12/11/1997, Cost $110,000) (d).................. 5.400    10/01/07        110,991
                                                                               ------------

          NEBRASKA  1.5%
 1,500    University of NE Fac Corp Defd Maint
          (AMBAC Insd).................................... 5.000    07/15/17      1,638,795
                                                                               ------------

          NEW JERSEY  5.2%
 1,400    Essex Cnty, NJ Impt Auth Lease Gtd Cnty
          Correctional Fac Proj (Prerefunded @ 10/01/10)
          (FGIC Insd)..................................... 5.750    10/01/30      1,514,870
   400    New Jersey Econ Dev Auth First Mtg Winchester
          Ser A Rfdg...................................... 3.000    11/01/06        399,672
 1,500    New Jersey Econ Dev Auth Rev Cigarette Tax...... 5.500    06/15/16      1,636,095
 1,000    New Jersey Hlthcare Fac Fin Auth Rev St. Clare's
          Hosp Inc Ser A Rfdg (Radian Insd)............... 5.250    07/01/20      1,073,270
   455    Rahway, NJ Ctfs Partn (MBIA Insd)............... 5.500    02/15/16        486,577
   565    Rahway, NJ Ctfs Partn (MBIA Insd)............... 5.600    02/15/17        606,646
                                                                               ------------
                                                                                  5,717,130
                                                                               ------------
          NEW MEXICO  2.3%
 1,000    Jicarilla, NM Apache Nation Rev Ser A (Acquired
          10/23/2003, Cost $1,020,380) (d)................ 5.500    09/01/23      1,067,010
 1,310    New Mexico Fin Auth Rev Sr Lien Pub Proj
          Revolving Fd Ser B (MBIA Insd).................. 5.000    06/01/17      1,431,411
                                                                               ------------
                                                                                  2,498,421
                                                                               ------------

See Notes to Financial Statements                                             17

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          NEW YORK  4.0%
$  180    Brookhaven, NY Indl Dev Agy Sr Residential Hsg
          Rev Woodcrest Estates Fac Ser A (AMT)........... 5.875%   12/01/09   $    183,627
 1,000    Long Island Pwr Auth NY Elec Gen Ser C
          (Prerefunded @ 09/01/13)........................ 5.500    09/01/17      1,112,100
   500    New York City Indl Dev Agy Rev Liberty 7 World
          Trade Ctr Ser A................................. 6.250    03/01/15        532,060
   780    New York City Indl Dev Agy Spl Fac Rev Terminal
          One Group Assn Proj (AMT)....................... 5.000    01/01/10        805,951
   300    New York City Ser A............................. 7.000    08/01/07        305,277
   430    New York St Dorm Auth Rev Mt Sinai NYU Hlth Ser
          C............................................... 5.000    07/01/11        436,102
     5    Niagara Falls, NY Pub Impt (MBIA Insd).......... 6.900    03/01/20          5,014
 1,000    Tobacco Settlement Fin Corp NY Ser C-1.......... 5.250    06/01/13      1,026,260
                                                                               ------------
                                                                                  4,406,391
                                                                               ------------
          NORTH CAROLINA  1.6%
   630    North Carolina Eastn Mun Pwr Agy Pwr Sys Rev Ser
          D............................................... 6.450    01/01/14        683,474
 1,000    North Carolina Muni Pwr Agy Ser A (MBIA Insd)... 5.250    01/01/19      1,077,980
                                                                               ------------
                                                                                  1,761,454
                                                                               ------------
          OHIO  4.6%
   500    Adams Cnty Hosp Fac Impt Rev Adams Cnty Hosp
          Proj............................................ 6.250    09/01/20        512,675
   500    Athens Cnty, OH Hosp Fac Rev & Impt O' Bleness
          Mem Ser A Rfdg.................................. 6.250    11/15/13        525,465
 1,370    Cleveland, OH Non Tax Rev Cleveland Stadium Proj
          Rfdg (AMBAC Insd)............................... 5.125    12/01/20      1,476,161
   500    Dayton, OH Spl Fac Rev Afco Cargo Day LLC Proj
          (AMT)........................................... 6.000    04/01/09        503,685
   750    Ohio Mun Elec Generation Agy Jt Venture 5 Ctfs
          Ben Int Rfdg (AMBAC Insd)....................... 5.000    02/15/21        794,768
 1,160    Sugarcreek, OH Loc Sch Dist Sch Impt & Rfdg
          (MBIA Insd) (a)................................. 5.250    12/01/18      1,265,050
                                                                               ------------
                                                                                  5,077,804
                                                                               ------------
          OREGON  3.5%
 2,575    Emerald Peoples Util Dist OR Ser A Rfdg
          (FSA Insd) (a).................................. 5.250    11/01/16      2,820,114
 1,000    Port Morrow, OR Pollutn Ctl Portland Gen Ser A
          Rfdg (Mandatory Put @ 05/01/09)................. 5.200    05/01/33      1,026,150
                                                                               ------------
                                                                                  3,846,264
                                                                               ------------
          PENNSYLVANIA  9.2%
   500    Allegheny Cnty, PA Indl Dev Auth Lease Rev
          Residential Res Inc Proj........................ 5.000    09/01/21        513,365
   250    Allegheny Cnty, PA Redev Auth Rev Pittsburgh
          Mills Proj...................................... 5.100    07/01/14        257,780

 18                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$1,120    Canon McMillan Sch Dist PA Ser A Rfdg
          (MBIA Insd)..................................... 5.000%   12/15/15   $  1,211,358
   500    Montgomery Cnty, PA Indl Dev Auth Rev Mtg
          Whitemarsh Cont Care Proj....................... 6.000    02/01/21        531,960
   950    Philadelphia, PA Gas Wks Rev Eighteenth Ser (AGL
          Insd)........................................... 5.250    08/01/18      1,029,781
   900    Philadelphia, PA Gas Wks Rev Third Ser
          (FSA Insd)...................................... 5.000    08/01/10        944,199
 2,000    Philadelphia, PA Redev Auth Rev Neighborhood
          Trans Ser A (FGIC Insd)......................... 5.500    04/15/16      2,184,160
 1,090    Wilson, PA Area Sch Dist (FGIC Insd)............ 5.125    03/15/17      1,167,281
 2,070    York Cnty, PA Sch Technology (FGIC Insd)........ 5.375    02/15/16      2,266,526
                                                                               ------------
                                                                                 10,106,410
                                                                               ------------
          SOUTH CAROLINA  3.0%
 1,020    Berkeley Cnty, SC Impt & Rfdg (FSA Insd)........ 5.000    09/01/17      1,093,532
 1,000    Kershaw Cnty, SC Pub Sch Fndtn Installment Pwr
          Rev Kershaw Cnty Sch Dist Proj (CIFG Insd)...... 5.000    12/01/22      1,067,750
 1,065    Lexington, SC Wtr & Swr Rev & Impt Comb Ser A
          Rfdg (MBIA Insd) (a)............................ 5.000    04/01/14      1,119,848
                                                                               ------------
                                                                                  3,281,130
                                                                               ------------
          SOUTH DAKOTA  1.5%
 1,515    Minnehaha Cnty, SD Ctfs Ltd Tax (FSA Insd)...... 5.000    12/01/18      1,624,671
                                                                               ------------

          TENNESSEE  2.3%
   455    Chattanooga, TN Hlth Edl Hsg Fac CDFI Phase I
          LLC Proj Ser A Rfdg............................. 5.000    10/01/15        468,463
   700    Franklin, TN Spl Sch Dist Cap Apprec (FSA
          Insd)...........................................   *      06/01/15        497,868
 1,000    Gatlinburg, TN Pub Bldg Auth Rfdg (AMBAC
          Insd)........................................... 5.750    12/01/11      1,100,480
   500    Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev
          Trezevant Manor Proj Ser A...................... 5.250    09/01/16        501,245
                                                                               ------------
                                                                                  2,568,056
                                                                               ------------
          TEXAS  3.8%
 1,000    Alliance Arpt Auth Inc TX Spl Fac Rev Fedex Corp
          Proj Rfdg (AMT)................................. 4.850    04/01/21      1,011,080
   395    Brazos Riv Auth TX Pollutn Ctl Rev Adj TXU Elec
          Co Proj Ser C Rfdg (AMT) (Mandatory Put @
          11/01/11)....................................... 5.750    05/01/36        420,134
   500    Hidalgo Cnty, TX Hlth Svcs Mission Hosp Inc
          Proj............................................ 5.000    08/15/13        515,905
   350    Hidalgo Cnty, TX Hlth Svcs Mission Hosp Inc
          Proj............................................ 5.000    08/15/19        356,794
 1,000    Lower Colorado Riv Auth TX LCRA Svcs Corp Proj
          Rfdg (FGIC Insd)................................ 5.000    05/15/17      1,048,060
   500    Mesquite, TX Hlth Fac Dev Retirement Christian
          Care............................................ 5.000    02/15/15        514,835
   250    San Antonio, TX Hsg Fin Corp Multi-Family Hsg
          Rev Beverly Oaks Apt Proj Ser A (a)............. 7.500    02/01/10        258,203
                                                                               ------------
                                                                                  4,125,011
                                                                               ------------

See Notes to Financial Statements                                             19

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          VIRGINIA  0.9%
$1,000    Tobacco Settlement Fin Corp VA Asset Bkd........ 5.250%   06/01/19   $  1,039,100
                                                                               ------------

          WASHINGTON  1.5%
 1,000    Klickitat Cnty, WA Pub Util Dist No 001 Elec Rev
          Ser B Rfdg (FGIC Insd).......................... 5.250    12/01/22      1,101,370
   510    Skagit Cnty, WA Pub Hosp Dist No 001 Skagit Vly
          Hosp............................................ 5.250    12/01/10        528,824
                                                                               ------------
                                                                                  1,630,194
                                                                               ------------
          WEST VIRGINIA  1.4%
 1,500    West Virginia St Hosp Fin Auth (MBIA Insd)...... 6.100    01/01/18      1,523,925
                                                                               ------------

          WISCONSIN  0.5%
   500    Wisconsin St Hlth & Edl Fac Beaver Dam Cmnty
          Hosp Inc........................................ 5.500    08/15/14        506,070
                                                                               ------------

TOTAL LONG-TERM INVESTMENTS  96.9%
  (Cost $103,383,710).......................................................    106,268,271
SHORT-TERM INVESTMENTS  3.2%
  (Cost $3,500,000).........................................................      3,500,000
                                                                               ------------

TOTAL INVESTMENTS  100.1%
  (Cost $106,883,710).......................................................    109,768,271
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%)...............................       (102,657)
                                                                               ------------

NET ASSETS  100.0%..........................................................   $109,665,614
                                                                               ============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) The Fund owns 100% of the outstanding bond issuance.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(d) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 1.2% of net assets.

 20                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

AGL--Assured Guaranty Ltd.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

CIFG--CDC IXIS Financial Guaranty

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

FUTURES CONTRACTS OUTSTANDING AS OF SEPTEMBER 30, 2006:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
Short Contracts:
  U.S. Treasury Notes 10-Year Futures December 2006
    (Current Notional Value of $108,063 per contract).......     45          $(44,110)
                                                                 ==          ========

See Notes to Financial Statements                                             21

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2006

ASSETS:
Total Investments (Cost $106,883,710).......................  $109,768,271
Cash........................................................        78,447
Receivables:
  Interest..................................................     1,443,558
  Investments Sold..........................................       399,800
  Fund Shares Sold..........................................        51,806
  Variation Margin on Futures...............................         4,219
Other.......................................................       145,684
                                                              ------------
    Total Assets............................................   111,891,785
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,536,514
  Fund Shares Repurchased...................................       266,950
  Income Distributions......................................        78,742
  Investment Advisory Fee...................................        36,119
  Distributor and Affiliates................................        11,861
Trustees' Deferred Compensation and Retirement Plans........       210,514
Accrued Expenses............................................        85,471
                                                              ------------
    Total Liabilities.......................................     2,226,171
                                                              ------------
NET ASSETS..................................................  $109,665,614
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $106,620,829
Net Unrealized Appreciation.................................     2,840,451
Accumulated Undistributed Net Investment Income.............       202,213
Accumulated Net Realized Gain...............................         2,121
                                                              ------------
NET ASSETS..................................................  $109,665,614
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $79,420,062 and 7,438,655 shares of
    beneficial interest issued and outstanding).............  $      10.68
    Maximum sales charge (4.75%* of offering price).........           .53
                                                              ------------
    Maximum offering price to public........................  $      11.21
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $14,630,634 and 1,352,722 shares of
    beneficial interest issued and outstanding).............  $      10.82
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $14,714,274 and 1,379,878 shares of
    beneficial interest issued and outstanding).............  $      10.66
                                                              ============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $900,644 and 84,391 shares of beneficial
    interest issued and outstanding)........................  $      10.67
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

 22                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended September 30, 2006

INVESTMENT INCOME:
Interest....................................................  $5,093,462
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     572,894
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $206,751, $5,445 and $158,967
  respectively).............................................     371,163
Accounting..................................................      71,740
Shareholder Services........................................      62,107
Trustees' Fees and Related Expenses.........................      37,647
Legal.......................................................      36,663
Custody.....................................................      18,602
Other.......................................................     163,015
                                                              ----------
    Total Expenses..........................................   1,333,831
    Investment Advisory Fee Reduction.......................     114,579
    Less Credits Earned on Cash Balances....................       3,624
                                                              ----------
    Net Expenses............................................   1,215,628
                                                              ----------
NET INVESTMENT INCOME.......................................  $3,877,834
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $    4,857
  Futures...................................................     223,920
                                                              ----------
Net Realized Gain...........................................     228,777
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   2,795,009
                                                              ----------
  End of the Period:
    Investments.............................................   2,884,561
    Futures.................................................     (44,110)
                                                              ----------
                                                               2,840,451
                                                              ----------
Net Unrealized Appreciation During the Period...............      45,442
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  274,219
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $4,152,053
                                                              ==========

See Notes to Financial Statements                                             23

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                          FOR THE               FOR THE
                                                         YEAR ENDED            YEAR ENDED
                                                     SEPTEMBER 30, 2006    SEPTEMBER 30, 2005
                                                     ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................     $  3,877,834          $  3,992,236
Net Realized Gain..................................          228,777               411,603
Net Unrealized Appreciation/Depreciation During the
  Period...........................................           45,442              (541,868)
                                                        ------------          ------------
Change in Net Assets from Operations...............        4,152,053             3,861,971
                                                        ------------          ------------

Distributions from Net Investment Income:
  Class A Shares...................................       (2,855,993)           (2,950,100)
  Class B Shares...................................         (553,231)             (500,423)
  Class C Shares...................................         (430,486)             (447,551)
  Class I Shares...................................          (22,966)               (2,786)
                                                        ------------          ------------
                                                          (3,862,676)           (3,900,860)
                                                        ------------          ------------

Distributions from Net Realized Gain:
  Class A Shares...................................         (390,380)             (111,173)
  Class B Shares...................................          (76,687)              (25,082)
  Class C Shares...................................          (80,238)              (21,027)
  Class I Shares...................................           (2,627)                  -0-
                                                        ------------          ------------
                                                            (549,932)             (157,282)
                                                        ------------          ------------
Total Distributions................................       (4,412,608)           (4,058,142)
                                                        ------------          ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................         (260,555)             (196,171)
                                                        ------------          ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................       23,378,784            35,234,147
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................        3,272,076             2,853,082
Cost of Shares Repurchased.........................      (38,938,362)          (30,577,511)
                                                        ------------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................      (12,287,502)            7,509,718
                                                        ------------          ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..............      (12,548,057)            7,313,547
NET ASSETS:
Beginning of the Period............................      122,213,671           114,900,124
                                                        ------------          ------------
End of the Period (Including accumulated
  undistributed net investment income of $202,213
  and $192,750, respectively)......................     $109,665,614          $122,213,671
                                                        ============          ============

 24                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                                 ----------------------------------------------
                                                2006      2005      2004      2003      2002
                                               ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $10.69    $10.72    $10.76    $10.86    $10.42
                                               ------    ------    ------    ------    ------
  Net Investment Income......................     .37(a)    .36       .37       .38       .42
  Net Realized and Unrealized Gain/Loss......     .04      (.01)      .04      (.03)      .44
                                               ------    ------    ------    ------    ------
Total from Investment Operations.............     .41       .35       .41       .35       .86
                                               ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment Income...     .37       .37       .37       .40       .42
  Distributions from Net Realized Gain.......     .05       .01       .08       .05       -0-
                                               ------    ------    ------    ------    ------
Total Distributions..........................     .42       .38       .45       .45       .42
                                               ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...........  $10.68    $10.69    $10.72    $10.76    $10.86
                                               ======    ======    ======    ======    ======

Total Return* (b)............................   3.91%     3.31%     3.84%     3.33%     8.48%
Net Assets at End of the Period (In
  millions)..................................  $ 79.4    $ 88.2    $ 76.5    $ 70.1    $ 53.5
Ratio of Expenses to Average Net Assets*.....    .99%      .99%      .93%      .84%      .85%
Ratio of Net Investment Income to Average Net
  Assets*....................................   3.46%     3.32%     3.50%     3.55%     4.08%
Portfolio Turnover...........................     21%       34%       60%       35%       75%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets...   1.09%     1.09%     1.03%     1.04%     1.14%
   Ratio of Net Investment Income to Average
     Net Assets..............................   3.36%     3.22%     3.40%     3.35%     3.79%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             25

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                              ------------------------------------------------------
                                             2006        2005        2004        2003        2002
                                            ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..................................  $10.82      $10.75      $10.78      $10.84      $10.41
                                            ------      ------      ------      ------      ------
  Net Investment Income...................     .39(a)      .40         .30         .32         .35
  Net Realized and Unrealized Gain/Loss...     .04        (.03)        .04        (.01)        .42
                                            ------      ------      ------      ------      ------
Total from Investment Operations..........     .43         .37         .34         .31         .77
                                            ------      ------      ------      ------      ------
Less:
  Distributions from Net Investment
    Income................................     .38         .29         .29         .32         .34
  Distributions from Net Realized Gain....     .05         .01         .08         .05         -0-
                                            ------      ------      ------      ------      ------
Total Distributions.......................     .43         .30         .37         .37         .34
                                            ------      ------      ------      ------      ------
NET ASSET VALUE, END OF THE PERIOD........  $10.82      $10.82      $10.75      $10.78      $10.84
                                            ======      ======      ======      ======      ======

Total Return* (b).........................   4.13%(d)    3.47%(d)    3.15%(d)    2.96%(c)    7.61%
Net Assets at End of the Period (In
  millions)...............................  $ 14.6      $ 16.9      $ 20.3      $ 23.9      $ 17.1
Ratio of Expenses to Average Net
  Assets*.................................    .78%(d)     .82%(d)    1.67%(d)    1.59%       1.60%
Ratio of Net Investment Income to Average
  Net Assets*.............................   3.67%(d)    3.51%(d)    2.76%(d)    3.08%(c)    3.34%
Portfolio Turnover........................     21%         34%         60%         35%         75%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets...............................    .88%(d)     .92%(d)    1.77%(d)    1.79%       1.89%
   Ratio of Net Investment Income to
     Average Net Assets...................   3.57%(d)    3.41%(d)    2.66%(d)    2.88%(c)    3.05%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class B Shares, resulting in an increase to the Ratio of Net Investment Income to Average Net Assets and Total Return of .28%.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

 26                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                              ------------------------------------------------------
                                             2006        2005        2004        2003        2002
                                            ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..................................  $10.68      $10.70      $10.73      $10.82      $10.40
                                            ------      ------      ------      ------      ------
  Net Investment Income...................     .29(a)      .29         .30         .30         .34
  Net Realized and Unrealized Gain/Loss...     .03        (.01)        .04        (.02)        .42
                                            ------      ------      ------      ------      ------
Total from Investment Operations..........     .32         .28         .34         .28         .76
                                            ------      ------      ------      ------      ------
Less:
  Distributions from Net Investment
    Income................................     .29         .29         .29         .32         .34
  Distributions from Net Realized Gain....     .05         .01         .08         .05         -0-
                                            ------      ------      ------      ------      ------
Total Distributions.......................     .34         .30         .37         .37         .34
                                            ------      ------      ------      ------      ------
NET ASSET VALUE, END OF THE PERIOD........  $10.66      $10.68      $10.70      $10.73      $10.82
                                            ======      ======      ======      ======      ======

Total Return* (b).........................   3.04%       2.64%(d)    3.17%(d)    2.69%(c)    7.52%
Net Assets at End of the Period (In
  millions)...............................  $ 14.7      $ 16.5      $ 18.1      $ 21.4      $ 13.2
Ratio of Expenses to Average Net
  Assets*.................................   1.74%       1.64%(d)    1.66%(d)    1.59%       1.60%
Ratio of Net Investment Income to Average
  Net Assets *............................   2.71%       2.69%(d)    2.77%(d)    2.84%(c)    3.33%
Portfolio Turnover........................     21%         34%         60%         35%         75%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets...............................   1.84%       1.74%(d)    1.76%(d)    1.79%       1.89%
   Ratio of Net Investment Income to
     Average Net Assets...................   2.61%       2.59%(d)    2.67%(d)    2.64%(c)    3.04%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Ratio of Net Investment Income to Average Net Assets and Total Return of .06%.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

See Notes to Financial Statements                                             27

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            AUGUST 12, 2005
                                                         YEAR ENDED          (COMMENCEMENT
CLASS I SHARES                                          SEPTEMBER 30,       OF OPERATIONS)
                                                            2006         TO SEPTEMBER 30, 2005
                                                        --------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............    $10.69               $10.70
                                                           ------               ------
  Net Investment Income................................       .39(a)               .05
  Net Realized and Unrealized Gain/Loss................       .03                 (.01)
                                                           ------               ------
Total from Investment Operations.......................       .42                  .04
                                                           ------               ------
Less:
  Distributions from Net Investment Income.............       .39                  .05
  Distributions from Net Realized Gain.................       .05                  -0-
                                                           ------               ------
Total Distributions....................................       .44                  .05
                                                           ------               ------
NET ASSET VALUE, END OF THE PERIOD.....................    $10.67               $10.69
                                                           ======               ======

Total Return* (b)......................................     4.08%                0.38%**
Net Assets at End of the Period (In millions)..........    $   .9               $   .6
Ratio of Expenses to Average Net Assets................      .72%                 .77%
Ratio of Net Investment Income to Average Net Assets...     3.73%                3.59%
Portfolio Turnover.....................................       21%                  34%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets.............      .82%                 .87%
   Ratio of Net Investment Income to Average Net
     Assets............................................     3.63%                3.49%

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 28                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Intermediate Term Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2006, the Fund has $1,536,514 of when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $106,867,796
                                                                ============
Gross tax unrealized appreciation...........................    $  2,911,616
Gross tax unrealized depreciation...........................         (11,141)
                                                                ------------
Net tax unrealized appreciation on investments..............    $  2,900,475
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended September 30, 2006 and 2005 was as follows:

                                                                 2006          2005
Distributions paid from:
  Ordinary income...........................................  $  467,011    $  157,902
  Tax-exempt income.........................................   3,880,983     3,880,918
  Long-term capital gain....................................      84,585            --
                                                              ----------    ----------
                                                              $4,432,579    $4,038,820
                                                              ==========    ==========

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2006 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences of $4,607 related to the Fund's investments in other regulated investment companies have been reclassified from accumulated undistributed net investment income to accumulated net realized gain. Additionally, a permanent difference of $1,088 related to book to tax amortization difference was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

    As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income.............................    $459,602

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October losses which are not realized for tax purposes until the first day of the following fiscal year and gains or losses recognized for tax purposes on open futures transactions at September 30, 2006.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

F. EXPENSE REDUCTIONS During the year ended September 30, 2006, the Fund's custody fee was reduced by $3,624 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Over $500 million...........................................       .45%

    For the year ended September 30, 2006, the Adviser waived $114,579 of its investment advisory fee. This represents .10% of the Fund's average net assets for the period. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended September 30, 2006, the Fund recognized expenses of approximately $3,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2006, the Fund recognized expenses of approximately $61,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2006, the Fund recognized expenses of approximately $53,200 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $124,000 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended September 30, 2006, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $34,800 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $29,300. Sales charges do not represent expenses of the Fund.

3. CAPITAL TRANSACTIONS

For the years ended September 30, 2006 and 2005, transactions were as follows:

                                               FOR THE                       FOR THE
                                              YEAR ENDED                    YEAR ENDED
                                          SEPTEMBER 30, 2006            SEPTEMBER 30, 2005
                                      --------------------------    --------------------------
                                        SHARES         VALUE          SHARES         VALUE
Sales:
  Class A...........................   1,797,066    $ 19,041,928     2,799,376    $ 30,055,073
  Class B...........................     122,999       1,315,764       164,518       1,783,449
  Class C...........................     243,523       2,575,766       261,414       2,801,679
  Class I...........................      42,334         445,326        55,508         593,946
                                      ----------    ------------    ----------    ------------
Total Sales.........................   2,205,922    $ 23,378,784     3,280,816    $ 35,234,147
                                      ==========    ============    ==========    ============
Dividend Reinvestment:
  Class A...........................     242,302    $  2,565,280       209,871    $  2,252,182
  Class B...........................      35,247         377,806        29,127         315,068
  Class C...........................      28,688         303,396        26,416         283,046
  Class I...........................       2,418          25,594           260           2,786
                                      ----------    ------------    ----------    ------------
Total Dividend Reinvestment.........     308,655    $  3,272,076       265,674    $  2,853,082
                                      ==========    ============    ==========    ============
Repurchases:
  Class A...........................  (2,853,781)   $(30,222,471)   (1,888,033)   $(20,267,308)
  Class B...........................    (367,467)     (3,939,234)     (524,704)     (5,674,515)
  Class C...........................    (436,595)     (4,611,782)     (432,719)     (4,629,779)
  Class I...........................     (15,578)       (164,875)         (551)         (5,909)
                                      ----------    ------------    ----------    ------------
Total Repurchases...................  (3,673,421)   $(38,938,362)   (2,846,007)   $(30,577,511)
                                      ==========    ============    ==========    ============

4. REDEMPTION FEE

The Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the year ended September 30, 2006, the fund received redemption fees of $14, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $23,204,650 and $36,254,665 respectively.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio's effective yield, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Securities and typically closes the contract prior to delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended September 30, 2006, were as follows:

                                                                CONTRACTS
Outstanding at September 30, 2005...........................       161
Futures Opened..............................................       398
Futures Closed..............................................      (514)
                                                                  ----
Outstanding at September 30, 2006...........................        45
                                                                  ====

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $2,500 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

8. LEGAL MATTERS

The Adviser and certain affiliates of the Adviser are named as defendants in a derivative action which additionally names as defendants certain individual trustees of certain Van Kampen funds. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motion to dismiss the direct action and the motion to dismiss another derivative action brought by the same plaintiff that brought this derivative action, alleging market timing and late trading in the Van Kampen funds. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the market timing action. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be dismissed in light of the rulings dismissing the two cases discussed above. The Court has approved a notice to shareholders regarding the dismissal, which is located at the back of this Report.

9. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact to the Fund's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen Intermediate Term Municipal Income Fund:

    We have audited the accompanying statement of assets and liabilities of Van Kampen Intermediate Term Municipal Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Intermediate Term Municipal Income Fund at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Chicago, Illinois
November 14, 2006

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2006. The Fund designated 99.9% of the income distributions as a tax-exempt income distribution. The Fund designated and paid $84,585 as a long-term capital gain distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (61)            Trustee      Trustee     Chairman and Chief             71       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

Jerry D. Choate (68)          Trustee      Trustee     Prior to January 1999,         71       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (66)             Trustee      Trustee     President of CAC, L.L.C.,      71       Trustee/Director/Managing
CAC, L.L.C.                                since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Quidel
San Diego, CA 92122-6223                               advisory services. Prior                Corporation, Stericycle,
                                                       to February 2001, Vice                  Inc., Ventana Medical
                                                       Chairman and Director of                Systems, Inc., and GATX
                                                       Anixter International,                  Corporation, and Trustee
                                                       Inc., a global                          of The Scripps Research
                                                       distributor of wire,                    Institute. Prior to
                                                       cable and communications                January 2005, Trustee of
                                                       connectivity products.                  the University of Chicago
                                                       Prior to July 2000,                     Hospitals and Health
                                                       Managing Partner of                     Systems. Prior to April
                                                       Equity Group Corporate                  2004, Director of
                                                       Investment (EGI), a                     TheraSense, Inc. Prior to
                                                       company that makes                      January 2004, Director of
                                                       private investments in                  TeleTech Holdings Inc.
                                                       other companies.                        and Arris Group, Inc.
                                                                                               Prior to May 2002,
                                                                                               Director of Peregrine
                                                                                               Systems Inc. Prior to
                                                                                               February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (58)       Trustee      Trustee     Managing Partner of            71       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

R. Craig Kennedy (54)         Trustee      Trustee     Director and President of      71       Trustee/Director/Managing
1744 R Street, NW                          since 1993  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (71)            Trustee      Trustee     Prior to 1998, President       71       Trustee/Director/Managing
14 Huron Trace                             since 2003  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (70)           Trustee      Trustee     President of Nelson            71       Trustee/Director/Managing
423 Country Club Drive                     since 1993  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (66)     Trustee      Trustee     President Emeritus and         71       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           71       Trustee/Director/Managing
(64)                                       since 1999  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (67)         Trustee      Trustee     Partner in the law firm        71       Trustee/Director/Managing
333 West Wacker Drive                      since 1993  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Ronald E. Robison (67)        President and            Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas   Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Officer                              since May 2003. Managing Director of Van Kampen Advisors
                                                                   Inc. since June 2003. Director of Investor Services since
                                                                   September 2002. Director of the Adviser, Van Kampen
                                                                   Investments and Van Kampen Exchange Corp. since January
                                                                   2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                   & Co. Incorporated. Managing Director and Director of Morgan
                                                                   Stanley Investment Management Inc. Chief Administrative
                                                                   Officer, Managing Director and Director of Morgan Stanley
                                                                   Investment Advisors Inc. and Morgan Stanley Services Company
                                                                   Inc. Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust.
                                                                   Executive Vice President and Principal Executive Officer of
                                                                   the Institutional and Retail Morgan Stanley Funds. Director
                                                                   of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                   Officer of Morgan Stanley Investment Management Inc. and
                                                                   Executive Vice President of funds in the Fund Complex from
                                                                   May 2003 to September 2005.

Dennis Shea (53)              Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
1221 Avenue of the Americas                            since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10020                                                 and Van Kampen Advisors Inc. Chief Investment Officer-Global
                                                                   Equity of the same entities since February 2006. Vice
                                                                   President of Morgan Stanley Institutional and Retail Funds
                                                                   since February 2006. Vice President of funds in the Fund
                                                                   Complex since March 2006. Previously, Managing Director and
                                                                   Director of Global Equity Research at Morgan Stanley from
                                                                   April 2000 to February 2006.

J. David Germany (52)         Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
25 Cabot Square                                        since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                       and Van Kampen Advisors Inc. Chief Investment Officer -
London, GBR E14 4QA                                                Global Fixed Income of the same entities since December
                                                                   2005. Managing Director and Director of Morgan Stanley
                                                                   Investment Management Ltd. Director of Morgan Stanley
                                                                   Investment Management (ACD) Limited since December 2003.
                                                                   Vice President of Morgan Stanley Institutional and Retail
                                                                   Funds since February 2006. Vice President of funds in the
                                                                   Fund Complex since March 2006.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

Amy R. Doberman (44)          Vice President           Officer     Managing Director and General Counsel - U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas   and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                                 Complex.

John L. Sullivan (51)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 2003  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (37)         Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   and Treasurer            since 2006  Chief Financial Officer and Treasurer of Morgan Stanley
New York, NY 10020                                                 Institutional Funds since 2002 and of Funds in the Fund
                                                                   Complex from January 2005 to August 2005 and since September
                                                                   2006.

                          Notice to Fund Shareholders

    As previously disclosed, a derivative action was filed on behalf of the Fund against the Fund's investment adviser, broker-dealer, distributor, and Trustees. The complaint alleges that defendants violated federal securities laws and state laws in connection with certain economic incentive programs. The case is pending before the Honorable Richard Owen, United States District Judge in the Southern District of New York. Defendants have filed a motion to dismiss the complaint in its entirety on numerous grounds, and that motion is still pending.

    On April 18, 2006, Judge Owen dismissed a separate lawsuit against Morgan Stanley and all of the same corporate defendants that are named in the derivative action. The Morgan Stanley suit related to the same incentive programs that are at issue in the derivative action, and asserted many of the same legal claims. In his decision, Judge Owen found that the programs do not violate federal law, and that defendants had made the appropriate disclosures concerning the programs. The plaintiffs in the Morgan Stanley suit did not appeal from the decision, and that decision is now final.

    In light of this decision by Judge Owen -- as well as several other decisions by other judges in the Southern District of New York and certain other courts that have dismissed similar complaints against other investment funds -- plaintiff in the derivative action has determined that the suit would be unsuccessful, if pursued further. Accordingly, plaintiff has asked Judge Owen to dismiss the action. No attorneys' fees will be paid by defendants and no consideration will be paid to the named plaintiff.

    All investors in the Fund are hereby provided notice of this proposed dismissal. If you object to the proposed dismissal, your objection must be mailed no later than December 29, 2006, in writing, to the Honorable Richard Owen, United States District Judge, United States Courthouse, Room 640, 500 Pearl Street, New York, NY 10007-1312. Copies of the objection must also be mailed to Denise Davis Schwartzman, Esquire, Chimicles & Tikellis LLP, 361 West Lancaster Avenue, Haverford, PA 19041; and Richard A. Rosen, Esquire, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019-6064.

  Van Kampen Intermediate Term Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Intermediate Term Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Intermediate Term Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2006 Van Kampen Funds Inc.
                                        All rights reserved. Member NASD/SIPC.

                                                                 138, 338, 538
                                                                 INF ANR 11/06
    (VAN KAMPEN INVESTMENTS LOGO)                           RN06-03168P-Y09/06

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen New York Tax Free Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2006.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/06

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index and the Lehman Brothers New York Municipal Bond Index from 9/30/96 through 9/30/06. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                 VAN KAMPEN NEW YORK TAX    LEHMAN BROTHERS NEW YORK    LEHMAN BROTHERS MUNICIPAL
                                                    FREE INCOME FUND          MUNICIPAL BOND INDEX             BOND INDEX
                                                 -----------------------    ------------------------    -------------------------
9/96                                                     9522.00                    10000.00                    10000.00
                                                         9656.00                    10112.00                    10113.00
                                                         9848.00                    10302.00                    10298.00
                                                         9806.00                    10258.00                    10255.00
                                                         9811.00                    10276.00                    10274.00
                                                         9920.00                    10373.00                    10369.00
                                                         9825.00                    10239.00                    10230.00
                                                         9896.00                    10336.00                    10316.00
                                                        10047.00                    10512.00                    10471.00
                                                        10172.00                    10628.00                    10583.00
                                                        10525.00                    10938.00                    10876.00
                                                        10395.00                    10831.00                    10774.00
9/97                                                    10528.00                    10960.00                    10902.00
                                                        10607.00                    11034.00                    10972.00
                                                        10666.00                    11099.00                    11037.00
                                                        10878.00                    11267.00                    11197.00
                                                        11006.00                    11386.00                    11313.00
                                                        11032.00                    11394.00                    11316.00
                                                        11048.00                    11417.00                    11326.00
                                                        10976.00                    11345.00                    11275.00
                                                        11198.00                    11551.00                    11454.00
                                                        11253.00                    11604.00                    11499.00
                                                        11278.00                    11628.00                    11528.00
                                                        11504.00                    11814.00                    11706.00
9/98                                                    11652.00                    11960.00                    11852.00
                                                        11613.00                    11969.00                    11851.00
                                                        11640.00                    12009.00                    11893.00
                                                        11693.00                    12042.00                    11923.00
                                                        11822.00                    12191.00                    12065.00
                                                        11768.00                    12139.00                    12012.00
                                                        11788.00                    12151.00                    12029.00
                                                        11837.00                    12184.00                    12059.00
                                                        11753.00                    12114.00                    11989.00
                                                        11556.00                    11936.00                    11816.00
                                                        11576.00                    11977.00                    11859.00
                                                        11415.00                    11892.00                    11764.00
9/99                                                    11348.00                    11891.00                    11769.00
                                                        11136.00                    11753.00                    11642.00
                                                        11266.00                    11890.00                    11765.00
                                                        11121.00                    11798.00                    11678.00
                                                        11022.00                    11746.00                    11627.00
                                                        11162.00                    11894.00                    11762.00
                                                        11426.00                    12156.00                    12019.00
                                                        11357.00                    12078.00                    11948.00
                                                        11264.00                    12020.00                    11886.00
                                                        11579.00                    12345.00                    12201.00
                                                        11785.00                    12506.00                    12371.00
                                                        11992.00                    12693.00                    12561.00
9/00                                                    11905.00                    12633.00                    12496.00
                                                        12034.00                    12774.00                    12632.00
                                                        12123.00                    12878.00                    12728.00
                                                        12494.00                    13214.00                    13042.00
                                                        12583.00                    13336.00                    13172.00
                                                        12617.00                    13371.00                    13213.00
                                                        12759.00                    13507.00                    13332.00
                                                        12599.00                    13403.00                    13187.00
                                                        12750.00                    13539.00                    13329.00
                                                        12877.00                    13618.00                    13418.00
                                                        13080.00                    13810.00                    13617.00
                                                        13350.00                    14030.00                    13842.00
9/01                                                    13211.00                    13922.00                    13795.00
                                                        13324.00                    14079.00                    13959.00
                                                        13201.00                    13974.00                    13842.00
                                                        13053.00                    13854.00                    13711.00
                                                        13294.00                    14101.00                    13949.00
                                                        13507.00                    14284.00                    14117.00
                                                        13225.00                    14023.00                    13840.00
                                                        13509.00                    14288.00                    14111.00
                                                        13577.00                    14351.00                    14196.00
                                                        13725.00                    14501.00                    14346.00
                                                        13933.00                    14682.00                    14531.00
                                                        14134.00                    14868.00                    14705.00
9/02                                                    14484.00                    15189.00                    15028.00
                                                        14185.00                    14953.00                    14778.00
                                                        14123.00                    14871.00                    14717.00
                                                        14433.00                    15193.00                    15028.00
                                                        14335.00                    15160.00                    14990.00
                                                        14576.00                    15364.00                    15199.00
                                                        14582.00                    15380.00                    15208.00
                                                        14731.00                    15477.00                    15309.00
                                                        15098.00                    15826.00                    15667.00
                                                        14982.00                    15763.00                    15601.00
                                                        14431.00                    15230.00                    15055.00
                                                        14623.00                    15353.00                    15167.00
9/03                                                    15018.00                    15795.00                    15613.00
                                                        14983.00                    15722.00                    15534.00
                                                        15178.00                    15883.00                    15696.00
                                                        15299.00                    15998.00                    15826.00
                                                        15310.00                    16088.00                    15917.00
                                                        15628.00                    16322.00                    16156.00
                                                        15471.00                    16260.00                    16100.00
                                                        15137.00                    15892.00                    15719.00
                                                        15120.00                    15833.00                    15662.00
                                                        15179.00                    15882.00                    15719.00
                                                        15397.00                    16092.00                    15926.00
                                                        15702.00                    16404.00                    16245.00
9/04                                                    15789.00                    16493.00                    16331.00
                                                        15905.00                    16632.00                    16472.00
                                                        15716.00                    16493.00                    16336.00
                                                        15948.00                    16683.00                    16535.00
                                                        16122.00                    16829.00                    16690.00
                                                        16057.00                    16782.00                    16634.00
                                                        15894.00                    16673.00                    16529.00
                                                        16177.00                    16921.00                    16790.00
                                                        16325.00                    17037.00                    16909.00
                                                        16456.00                    17140.00                    17013.00
                                                        16400.00                    17059.00                    16937.00
                                                        16571.00                    17226.00                    17108.00
9/05                                                    16466.00                    17110.00                    16992.00
                                                        16371.00                    17014.00                    16889.00
                                                        16394.00                    17085.00                    16970.00
                                                        16568.00                    17235.00                    17116.00
                                                        16632.00                    17278.00                    17162.00
                                                        16809.00                    17403.00                    17278.00
                                                        16690.00                    17286.00                    17158.00
                                                        16663.00                    17280.00                    17153.00
                                                        16749.00                    17356.00                    17229.00
                                                        16701.00                    17288.00                    17164.00
                                                        16895.00                    17492.00                    17368.00
                                                        17151.00                    17738.00                    17626.00
9/06                                                    17283.00                    17859.00                    17749.00

                                        A SHARES                B SHARES                C SHARES
                                     since 7/29/94           since 7/29/94           since 7/29/94
------------------------------------------------------------------------------------------------------
                                                W/MAX                   W/MAX                   W/MAX
                                     W/O        4.75%        W/O        4.00%        W/O        1.00%
AVERAGE ANNUAL                      SALES       SALES       SALES       SALES       SALES       SALES
TOTAL RETURNS                      CHARGES     CHARGES     CHARGES     CHARGES     CHARGES     CHARGES

Since Inception                     6.33%       5.91%       5.81%       5.81%       5.69%       5.69%

10-year                             6.14        5.62        5.51        5.51        5.36        5.36

5-year                              5.52        4.49        4.72        4.47        4.72        4.72

1-year                              4.96       -0.02        4.18        0.23        4.14        3.15
------------------------------------------------------------------------------------------------------

30-Day SEC Subsidized Yield              3.45%                   2.87%                   2.87%
------------------------------------------------------------------------------------------------------

30-Day SEC Yield                         3.21%                   2.62%                   2.62%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect its conversion into Class A shares eight years after purchase. The since inception returns for Class C shares reflects the conversion of Class C shares into Class A shares ten years after purchase. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. The unsubsidized SEC yields reflect some or all of the expenses that the adviser had voluntarily waived. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The Lehman Brothers NY Municipal Bond Index tracks the performance of NY issued municipal bonds rated at least Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively and with maturities of 2 years or greater. Indexes do not include any expenses, fees or sales charges, which would lower performance. Indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper, Inc.

Fund Report

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2006

MARKET CONDITIONS

Against the backdrop of strong economic growth, good employment data and inflationary pressures stemming from rising oil prices, the Federal Open Market Committee (the "Fed") continued its tightening campaign during the first nine months of the reporting period, raising the federal funds target rate six times to 5.25 percent at the end of June. As the months progressed however, economic growth moderated as consumer spending and housing weakened while inflation concerns eased, prompting investors to speculate that the Fed would take a break from rate increases. In August the Fed did pause, ending a two-year run of 17 consecutive rate increases--the longest stretch of increases in 25 years. At its September meeting, the Fed again kept its target rate unchanged, and indicated that any future rate increases would be driven by the weight of economic data.

As a result of the improved outlook for the fixed income market, yields on longer-maturity municipal bonds fell dramatically in latter months of the reporting year, ultimately ending at the lowest level in decades. Yields on shorter-maturity municipal bonds, however, moved higher. Accordingly, the slope of the municipal yield curve flattened as the spread between short-term and long-term interest rates narrowed.

Demand for municipal bonds continued to be strong during the period. In fact, inflows into municipal bond funds were 45 percent higher year-to-date through September than for the same period last year, much of which went into high yield funds. Because prevailing interest rates were still at relatively low levels, investors increasingly sought out lower-quality, higher yielding bonds. The increased demand for high yield bonds led this segment of the market to considerably outperform high-grade issues. In addition, long-term bonds continued to earn the best returns, while the short end of the curve posted the lowest returns as Fed rate increases moved yields in this portion of the curve higher.

Although municipal bond issuance remained brisk in the last quarter of 2005, volume declined throughout the remaining months of the period. As of the end of September, national municipal bond issuance was down 14 percent for 2006. The reduced supply, coupled with growing demand, further fueled municipal bond performance.

Consistent with the national trend, municipal bond issuance by the State of New York declined for the overall period. However, there was still an abundance of new issue supply as New York continues to be one of the largest issuers of municipal bonds in the country. The state's economy is largely driven by the financial world, which has enjoyed a healthy run over the past decade. As such, the state continues to have a positive credit outlook.

PERFORMANCE ANALYSIS

The fund returned 4.96 percent for the 12 months ended September 30, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmarks, the Lehman Brothers Municipal Bond Index returned 4.45 percent and the Lehman Brothers NY Municipal Bond Index returned 4.38 percent for the period.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2006

---------------------------------------------------------------------------
                                    LEHMAN BROTHERS   LEHMAN BROTHERS
                                       MUNICIPAL       NY MUNICIPAL
      CLASS A   CLASS B   CLASS C     BOND INDEX        BOND INDEX

       4.96%     4.18%     4.14%         4.45%             4.38%
---------------------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Throughout the reporting period, we sought opportunities to enhance the portfolio's yield, while still adhering to our quality-driven investment discipline. We added to the fund's holdings of lower and non-rated issues that offered favorable characteristics. As a result, the fund was overweighted relative to the Lehman Brothers New York Municipal Bond Index benchmark in the non-rated sector, and underweighted in higher-quality bonds. This posture proved advantageous as lower and non-rated bonds outperformed higher-rated bonds during the reporting period.

Another strategy that allowed us to capture significant yield was to increase the fund's holdings of tobacco revenue bonds. Prior to August of 2005, the fund did not contain any tobacco bonds but we began cautiously purchasing the bonds as refundings came into the market in New York. The litigation environment has become quite favorable for tobacco companies, demand for the bonds remains strong, and the industry continues to prosper. Our decision to increase the fund's exposure to this sector during the period was especially additive to performance as valuations have dramatically improved.

The fund also benefited from its yield-curve positioning. We continued to emphasize the long end of the curve, favoring bonds with maturities of 20 to 40 years. This strategy served the fund well as longer-dated issues outperformed shorter-maturity bonds. In addition, reflecting our view that interest rates in the Treasury market would continue to rise, we kept the fund's duration (a measure of interest-rate sensitivity) slightly shorter than that of the Lehman Brothers New York Municipal Bond Index. This conservative stance, which we implemented by hedging with five- and 10-year Treasury futures, was beneficial as rates in the taxable market rose throughout the period.

We added to the fund's holdings in the housing and health care sectors, but the portfolio remained well diversified across the major sectors of the municipal bond market. As of September 30, 2006, the fund's largest allocations were to the general purpose, hospital and higher education sectors. The portfolio was underweight relative to the Lehman Brothers New York Municipal Bond Index in the transportation sector, which detracted from returns in the last few months of the period when the sector rallied.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

RATINGS ALLOCATIONS AS OF 9/30/06
AAA/Aaa                                                          34.3%
AA/Aa                                                            32.4
A/A                                                              10.3
BBB/Baa                                                          16.4
BB/Ba                                                             2.2
B/B                                                               0.5
NR                                                                3.9

TOP FIVE SECTORS AS OF 9/30/06
General Purpose                                                  17.9%
Hospital                                                         14.1
Higher Education                                                  8.9
Tobacco-Master Settlement                                         8.6
Student Housing                                                   7.9

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Sectors are as a percentage of long-term investments. Ratings are as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 04/01/06 - 09/30/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                  04/01/06         09/30/06       4/1/06-9/30/06
Class A
  Actual......................................    $1,000.00        $1,035.53          $3.78
  Hypothetical................................     1,000.00         1,021.37           3.75
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,031.74           7.59
  Hypothetical................................     1,000.00         1,017.57           7.54
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,031.97           7.34
  Hypothetical................................     1,000.00         1,017.87           7.28
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.74%, 1.49%, and 1.44% for Class A, B and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). These ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY      VALUE
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  99.5%
          NEW YORK  98.6%
$1,290    Albany Cnty, NY Indl Dev Agy Indl Dev Rev
          Albany College of Pharmacy Ser A..........         5.625%  12/01/34   $  1,356,693
   330    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
          Allen Proj Ser A..........................         6.875   06/01/39        338,814
   500    East Rochester, NY Hsg Auth Rev Sr Living
          Woodland Vlg Proj Rfdg....................         5.500   08/01/33        509,335
 1,250    Erie Cnty, NY Indl Dev Agy Sch Fac Rev
          City of Buffalo Proj (FSA Insd)...........         5.750   05/01/21      1,380,587
 1,250    Erie Cnty, NY Indl Dev Agy Sch Fac Rev
          City of Buffalo Proj (FSA Insd)...........         5.750   05/01/22      1,376,937
 1,000    Erie Cnty, NY Tob Asset Sec Corp Ser A....         5.000   06/01/45      1,009,390
 1,530    Hempstead Town, NY Indl Dev Adelphi Univ
          Civic Fac.................................         5.000   10/01/35      1,592,455
 1,250    Hempstead Town, NY Indl Dev Adelphi Univ
          Civic Fac.................................         5.750   06/01/22      1,368,912
 1,290    Islip, NY Res Recovery Agy Res 1985 Fac
          Ser E (AMT) (FSA Insd)....................         5.750   07/01/22      1,431,345
 1,000    Livingston Cnty, NY Indl Dev Agy Civic Fac
          Rev Nicholas H Noyes Mem Hosp.............         6.000   07/01/30      1,036,880
 1,500    Long Island Pwr Auth NY Elec Sys Rev Gen
          Ser B.....................................         5.000   12/01/35      1,565,985
 2,000    Long Island Pwr Auth NY Elec Sys Rev Gen
          Ser C.....................................         5.500   09/01/19      2,174,720
 1,000    Metropolitan Trans Auth NY Rev Ser A Rfdg
          (AMBAC Insd)..............................         5.500   11/15/19      1,099,850
 1,000    Metropolitan Trans Auth NY Svc Contract
          Ser A Rfdg................................         5.125   01/01/29      1,055,160
 1,500    Metropolitan Trans Auth NY Rev Ser A
          Rfdg......................................         5.000   11/15/23      1,602,570
 1,000    Monroe Cnty, NY Indl Dev Agy Nazareth
          College Rochester Proj (MBIA Insd)........         5.250   10/01/21      1,078,320
 1,320    Montgomery Cnty, NY Indl Dev Agy Lease HFM
          Boces Ser A (XLCA Insd)...................         5.000   07/01/34      1,378,529
 2,425    New York City Fiscal 2003 Ser I...........         5.750   03/01/15      2,687,773
 1,500    New York City Hlth & Hosp Corp Rev Hlth
          Sys Ser A (FSA Insd)......................         5.500   02/15/18      1,633,185
 1,000    New York City Hlth & Hosp Corp Rev Hlth
          Sys Ser A (FSA Insd)......................         5.500   02/15/19      1,088,790
 1,000    New York City Hsg Dev Corp Multi-Family
          Rev Hsg Ser J1............................         4.850   05/01/36      1,017,620
 2,500    New York City Hsg Dev Corp Multi-Family
          Rev Hsg Ser L (AMT).......................         5.050   11/01/39      2,555,100
 1,000    New York City Hsg Dev Corp Ser A (AMT)....         5.500   11/01/34      1,037,140
   455    New York City Indl Dev Agy Civic Fac Rev
          Cmnty Res Developmentally Disabled........         7.500   08/01/26        464,833

 12                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY      VALUE
--------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$  500    New York City Indl Dev Agy Civic Fac Rev
          College of New Rochelle Proj..............         5.750%  09/01/17   $    517,490
   500    New York City Indl Dev Agy Civic Fac Rev
          YMCA Greater NY Proj......................         6.000   08/01/07        509,515
 1,405    New York City Indl Dev Agy Fac Rev Royal
          Charter-NY Presbyterian (FSA Insd)........         5.375   12/15/16      1,544,376
   500    New York City Indl Dev Agy Rev Liberty 7
          World Trade Ctr Ser A.....................         6.250   03/01/15        532,060
   500    New York City Indl Dev Agy Rev Liberty 7
          World Trade Ctr Ser A.....................         6.500   03/01/35        533,940
 1,125    New York City Indl Dev Agy Rev Liberty
          Iac/Interactivecorp.......................         5.000   09/01/35      1,145,632
   500    New York City Indl Dev Agy Spl Fac Rev
          Amern Airl JFK Intl Arpt (AMT)............         7.750   08/01/31        590,210
   500    New York City Indl Dev Agy Spl Fac Rols RR
          II (Inverse Floating Rate) (AMT) (Acquired
          12/09/05, Cost $1,114,880) (b)............         6.961   01/01/19        673,580
   500    New York City Muni Wtr Fin Ser B (c)......         6.000   06/15/33        544,865
 2,500    New York City Ser A.......................         5.500   08/01/20      2,734,025
 2,500    New York City Ser G.......................         5.000   08/01/24      2,648,100
 2,390    New York City Ser G.......................         5.000   12/01/28      2,506,632
 1,500    New York City Ser J.......................         5.000   03/01/24      1,581,615
 1,000    New York City Transitional Cultural Res
          Rev Amern Museum Nat History Ser A (MBIA
          Insd).....................................         5.000   07/01/44      1,042,470
 1,000    New York City Transitional Fin Auth Rev
          Future Tax Secd Ser A Rfdg (d)............  5.500/14.000   11/01/26      1,083,530
 1,500    New York City Transitional Fin Auth Rev
          Future Tax Secd Ser C (AMBAC Insd)........         5.250   08/01/21      1,619,790
 1,540    New York City Transitional Future Tax Secd
          Ser B.....................................         5.500   02/01/15      1,663,878
 2,475    New York Cnty Tob Tr IV Settlement Pass
          Thru Ser A................................         5.000   06/01/45      2,498,240
   750    New York Liberty Dev Corp. Rev National
          Sports Museum Proj Ser A (Acquired
          08/07/06, Cost $750,000) (b)..............         6.125   02/15/19        777,255
 1,400    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser B.............................         5.000   06/15/36      1,466,612
 1,500    New York St Dorm Auth Lease Rev Muni Hlth
          Fac Impt Pgm Ser 1 (FSA Insd).............         5.500   01/15/14      1,616,850
 2,000    New York St Dorm Auth Rev Catholic Hlth
          L.I. Oblig Grp............................         5.000   07/01/27      2,062,080
 1,000    New York St Dorm Auth Rev City Univ Cons
          Third Ser 1 (FGIC Insd)...................         5.250   07/01/25      1,047,260
 1,230    New York St Dorm Auth Rev City Univ Ser D
          Rfdg (FSA Insd)...........................         5.750   07/01/12      1,331,721

See Notes to Financial Statements                                             13

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY      VALUE
--------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$  650    New York St Dorm Auth Rev City Univ Sys
          Cons Ser A................................         5.625%  07/01/16   $    729,281
 1,000    New York St Dorm Auth Rev City Univ Sys
          Cons Ser B................................         6.000   07/01/14      1,105,130
 1,890    New York St Dorm Auth Rev Dept Ed (e).....         5.250   07/01/21      2,044,111
 2,000    New York St Dorm Auth Rev FHA Montefiore
          Hosp (FGIC Insd)..........................         5.000   08/01/33      2,097,840
 1,000    New York St Dorm Auth Rev Insd Brooklyn
          Law Sch Ser B (XLCA Insd).................         5.375   07/01/23      1,091,140
 1,055    New York St Dorm Auth Rev Insd NY St Rehab
          Assn Ser A (AMBAC Insd) (e)...............         5.500   07/01/13      1,158,664
 1,040    New York St Dorm Auth Rev Insd NY St Rehab
          Assn Ser A (AMBAC Insd) (e)...............         5.500   07/01/15      1,137,874
   415    New York St Dorm Auth Rev Mental Hlth Svc
          Ser B (MBIA Insd).........................         5.250   08/15/31        438,514
 1,200    New York St Dorm Auth Rev Miriam Osborn
          Mem Home Ser B (ACA Insd).................         6.375   07/01/29      1,305,432
 2,000    New York St Dorm Auth Rev Non St Supported
          Debt Mt Sinai NYU Hlth Ser C..............         5.500   07/01/26      2,032,400
 2,000    New York St Dorm Auth Rev Non St Supported
          Debt Providence Rest (ACA Insd)...........         5.250   07/01/25      2,120,040
   750    New York St Dorm Auth Rev Nursing Home
          Menorah Campus (FHA Gtd)..................         5.950   02/01/17        770,655
 1,000    New York St Dorm Auth Rev Sch Dist Fin Pgm
          Ser D (MBIA Insd).........................         5.500   10/01/17      1,098,110
 1,000    New York St Dorm Auth Rev Secd Hosp North
          Gen Hosp Rfdg.............................         5.750   02/15/18      1,106,730
 1,000    New York St Dorm Auth Rev St Univ Ed Fac
          1989 Res (MBIA Insd)......................         6.000   05/15/15      1,090,390
 1,500    New York St Dorm Auth Rev Non St Supported
          Debt NYU Hosp Ctr Ser A (a)...............         5.000   07/01/20      1,541,280
   500    New York St Energy Resh & Dev Auth Gas Fac
          Rev Brooklyn Union Gas Ser B (Inverse
          Floating Rate) (AMT)......................         9.919   07/01/26        531,400
 2,200    New York St Environ Fac Corp St Clean Wtr
          & Drinking NYC Muni Wtr Fin Auth Sub Ser
          B.........................................         5.000   06/15/26      2,348,984
 1,000    New York St Environ Fac Corp St Clean Wtr
          & Drinking Revolving Fd Pooled Fin Pgm Ser
          I.........................................         5.250   09/15/19      1,083,610
 2,280    New York St Loc Govt Assist Corp Ser E
          Rfdg......................................         6.000   04/01/14      2,620,130
 1,990    New York St Mtg Agy Rev for Homeowner Mtg
          Ser 130 (AMT).............................         4.800   10/01/37      2,005,622
   695    New York St Mtg Agy Rev Ser 82 (AMT)......         5.650   04/01/30        700,908
   995    New York St Mtg Agy Rev Ser 101 (AMT).....         5.400   04/01/32      1,027,576
   500    New York St Urban Dev Corp Rev
          Correctional Fac Ser A Rfdg...............         5.500   01/01/14        542,240

 14                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY      VALUE
--------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$  220    Oneida Cnty, NY Indl Dev Agy Civic Fac
          Saint Elizabeth Med Ser A.................         5.875%  12/01/29   $    224,503
   100    Port Auth NY & NJ Spl Oblig (AMT).........         7.000   10/01/07        101,484
 1,000    Rensselaer Cnty, NY Indl Dev Agy Indl Dev
          Rev Franciscan Heights LP Proj Ser A (AMT)
          (LOC: JP Morgan Chase)....................         5.375   12/01/36      1,055,370
 2,500    Rensselaer Cnty, NY Sch Dist Ctfs Partn
          (XLCA Insd)...............................         5.000   06/01/26      2,668,775
 1,000    Rockland Cnty, NY Solid Waste Ser B (AMT)
          (AMBAC Insd)..............................         5.000   12/15/23      1,048,630
   825    Suffolk Cnty, NY Indl Dev Agy Civic Fac
          Rev Family Svc League Suffolk Cnty (LOC:
          Fleet National)...........................         5.000   11/01/34        858,751
    40    Syracuse, NY Hsg Auth Rev Sub Proj Loretto
          Rest Ser B................................         7.500   08/01/10         40,522
   250    Syracuse, NY Indl Dev Agy Rev First Mtg
          Jewish Home Ser A.........................         7.375   03/01/21        270,468
 2,000    Tobacco Settlement Fin Corp NY Ser C-1....         5.500   06/01/22      2,164,920
   325    Triborough Brdg & Tunl Auth NY Rev Gen
          Purp Ser A................................         5.000   01/01/32        335,348
 2,000    Triborough Brdg & Tunl Auth NY Rev Gen
          Purp Ser A................................         5.250   01/01/18      2,145,240
 1,590    Tsasc, Inc. NY Ser 1......................         5.000   06/01/34      1,614,884
 2,500    Tsasc, Inc. NY Ser 1......................         5.125   06/01/42      2,549,500
 1,000    Ulster Cnty, NY Res Recovery Agy Solid
          Waste Sys Rev Rfdg (AMBAC Insd)...........         5.250   03/01/18      1,075,600
 1,000    Upper Mohawk Vly Regl Wtr Fin Auth NY Wtr
          Sys Rev (AMBAC Insd)......................         5.750   04/01/20      1,077,490
   310    Utica, NY Indl Dev Agy Civic Fac Rev Utica
          College Proj Ser A........................         5.750   08/01/28        324,818
 1,000    Warren & Washington Cnty, NY Indl Dev Agy
          Civic Fac Rev Glens Falls Hosp Proj Ser A
          (FSA Insd)................................         5.000   12/01/35      1,042,440
   500    Westchester Cnty, NY Indl Dev Agy Mtg
          Kendal on Hudson Proj Ser A...............         6.375   01/01/24        535,385
 2,000    Westchester Tob Asset Sec Corp NY.........         5.125   06/01/45      2,036,300
 1,000    Yonkers, NY Indl Dev Agy Civic Fac Rev
          Cmnty Dev Ppty Yonkers Inc Ser A
          (Prerefunded @ 02/01/11)..................         6.625   02/01/26      1,124,300
                                                                                ------------
                                                                                 118,135,438
                                                                                ------------
          U. S. VIRGIN ISLANDS  0.9%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
          Taxes Ln Nt Ser A.........................         6.375   10/01/19      1,100,900
                                                                                ------------

See Notes to Financial Statements                                             15

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued


DESCRIPTION                                                                            VALUE
------------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  99.5%
  (Cost $114,058,331)............................................................   $119,236,338
SHORT-TERM INVESTMENT  0.2%
  (Cost $250,000)................................................................        250,000
                                                                                    ------------
TOTAL INVESTMENTS  99.7%
  (Cost $114,308,331)............................................................    119,486,338

OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%......................................        355,203
                                                                                    ------------

NET ASSETS  100.0%...............................................................   $119,841,541
                                                                                    ============

Percentages are calculated as a percentage of net assets.

(a) Security purchased on a when-issued or delayed delivery basis.

(b) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 1.21% of net assets.

(c) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(e) The Fund owns 100% of the outstanding bond issuance.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FSA--Financial Security Assurance Inc.

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

FUTURES CONTRACTS OUTSTANDING AS OF SEPTEMBER 30, 2006:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Notes 10-Year Futures December 2006 (Current
  Notional Value of $108,063 per contract)..................     29          $(22,999)
                                                                 ==          ========

 16                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2006

ASSETS:
Total Investments (Cost $114,308,331).......................  $119,486,338
Cash........................................................       279,127
Receivables:
  Interest..................................................     1,632,425
  Investments Sold..........................................       514,820
  Fund Shares Sold..........................................       125,673
  Variation Margin on Futures...............................         2,719
Other.......................................................        96,762
                                                              ------------
    Total Assets............................................   122,137,864
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,546,575
  Fund Shares Repurchased...................................       210,924
  Income Distributions......................................       108,479
  Swap Contracts............................................       106,425
  Distributor and Affiliates................................        69,285
  Investment Advisory Fee...................................        21,621
Trustees' Deferred Compensation and Retirement Plans........       153,396
Accrued Expenses............................................        79,618
                                                              ------------
    Total Liabilities.......................................     2,296,323
                                                              ------------
NET ASSETS..................................................  $119,841,541
                                                              ------------
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $114,168,104
Net Unrealized Appreciation.................................     5,155,008
Accumulated Undistributed Net Investment Income.............       388,711
Accumulated Net Realized Gain...............................       129,718
                                                              ------------
NET ASSETS..................................................  $119,841,541
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $73,838,558 and 4,482,841 shares of
    beneficial interest issued and outstanding).............  $      16.47
    Maximum sales charge (4.75%* of offering price).........           .82
                                                              ------------
    Maximum offering price to public........................  $      17.29
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $28,613,499 and 1,741,477 shares of
    beneficial interest issued and outstanding).............  $      16.43
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $17,389,484 and 1,057,212 shares of
    beneficial interest issued and outstanding).............  $      16.45
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             17

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended September 30, 2006

INVESTMENT INCOME:
Interest....................................................  $5,700,537
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $177,911, $311,406 and $171,191,
  respectively).............................................     660,508
Investment Advisory Fee.....................................     560,661
Shareholder Services........................................      67,680
Trustees' Fees and Related Expenses.........................      36,472
Legal.......................................................      33,434
Custody.....................................................      17,911
Other.......................................................     157,680
                                                              ----------
      Total Expenses........................................   1,534,346
      Investment Advisory Fee Reduction.....................     298,224
      Less Credits Earned on Cash Balances..................       3,982
                                                              ----------
      Net Expenses..........................................   1,232,140
                                                              ----------
NET INVESTMENT INCOME.......................................  $4,468,397
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $    2,255
  Futures...................................................     601,519
  Swap Contracts............................................    (123,562)
                                                              ----------
Net Realized Gain...........................................     480,212
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   4,846,831
                                                              ----------
  End of the Period:
    Investments.............................................   5,178,007
    Futures.................................................     (22,999)
                                                              ----------
                                                               5,155,008
                                                              ----------
Net Unrealized Appreciation During the Period...............     308,177
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  788,389
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $5,256,786
                                                              ==========

 18                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                          FOR THE               FOR THE
                                                         YEAR ENDED            YEAR ENDED
                                                     SEPTEMBER 30, 2006    SEPTEMBER 30, 2005
                                                     ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................     $  4,468,397          $  4,216,652
Net Realized Gain..................................          480,212             2,081,074
Net Unrealized Appreciation/Depreciation During the
  Period...........................................          308,177            (1,745,917)
                                                        ------------          ------------
Change in Net Assets from Operations...............        5,256,786             4,551,809
                                                        ------------          ------------

Distributions from Net Investment Income:
  Class A Shares...................................       (2,816,473)           (2,448,929)
  Class B Shares...................................       (1,008,247)           (1,124,558)
  Class C Shares...................................         (572,354)             (547,665)
                                                        ------------          ------------
                                                          (4,397,074)           (4,121,152)
                                                        ------------          ------------

Distributions from Net Realized Gain:
  Class A Shares...................................       (1,332,049)                  -0-
  Class B Shares...................................         (632,017)                  -0-
  Class C Shares...................................         (347,951)                  -0-
                                                        ------------          ------------
                                                          (2,312,017)                  -0-
                                                        ------------          ------------
Total Distributions................................       (6,709,091)           (4,121,152)
                                                        ------------          ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................       (1,452,305)              430,657
                                                        ------------          ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................       21,951,233            20,984,248
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................        4,826,992             2,899,167
Cost of Shares Repurchased.........................      (25,286,714)          (22,740,048)
                                                        ------------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................        1,491,511             1,143,367
                                                        ------------          ------------
TOTAL INCREASE IN NET ASSETS.......................           39,206             1,574,024
NET ASSETS:
Beginning of the Period............................      119,802,335           118,228,311
                                                        ------------          ------------
End of the Period (Including accumulated
  undistributed net investment income of $388,711
  and $319,669, respectively)......................     $119,841,541          $119,802,335
                                                        ============          ============

See Notes to Financial Statements                                             19

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                                 ------------------------------------------------
                                                2006      2005      2004      2003       2002
                                               ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $16.67    $16.60    $16.40    $16.49     $15.76
                                               ------    ------    ------    ------     ------
  Net Investment Income......................     .66(a)    .64       .65       .69        .74
  Net Realized and Unrealized Gain/Loss......     .11       .06       .17      (.10)       .73
                                               ------    ------    ------    ------     ------
Total from Investment Operations.............     .77       .70       .82       .59       1.47
                                               ------    ------    ------    ------     ------
Less:
  Distributions from Net Investment Income...     .65       .63       .62       .68        .74
  Distributions from Net Realized Gain.......     .32       -0-       -0-       -0-        -0-
                                               ------    ------    ------    ------     ------
Total Distributions..........................     .97       .63       .62       .68        .74
                                               ------    ------    ------    ------     ------
NET ASSET VALUE, END OF THE PERIOD...........  $16.47    $16.67    $16.60    $16.40     $16.49
                                               ======    ======    ======    ======     ======

Total Return* (b)............................   4.96%     4.29%     5.13%     3.69%      9.63%
Net Assets at End of the Period (In
  millions)..................................  $ 73.8    $ 67.8    $ 62.2    $ 63.6     $ 47.5
Ratio of Expenses to Average Net Assets*.....    .73%      .76%      .76%      .55%       .38%
Ratio of Net Investment Income to Average Net
  Assets*....................................   4.05%     3.87%     3.94%     4.19%      4.68%
Portfolio Turnover...........................     30%       41%       15%       27%        43%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets...    .98%     1.01%     1.09%     1.06%      1.07%
   Ratio of Net Investment Income to Average
     Net Assets..............................   3.80%     3.62%     3.60%     3.68%      3.99%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.

 20                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                                 ------------------------------------------------
                                                2006      2005      2004      2003       2002
                                               ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $16.63    $16.58    $16.38    $16.47     $15.74
                                               ------    ------    ------    ------     ------
  Net Investment Income......................     .54(a)    .52       .52       .56        .62
  Net Realized and Unrealized Gain/Loss......     .11       .04       .18      (.09)       .73
                                               ------    ------    ------    ------     ------
Total from Investment Operations.............     .65       .56       .70       .47       1.35
                                               ------    ------    ------    ------     ------
Less:
  Distributions from Net Investment Income...     .53       .51       .50       .56        .62
  Distributions from Net Realized Gain.......     .32       -0-       -0-       -0-        -0-
                                               ------    ------    ------    ------     ------
Total Distributions..........................     .85       .51       .50       .56        .62
                                               ------    ------    ------    ------     ------
NET ASSET VALUE, END OF THE PERIOD...........  $16.43    $16.63    $16.58    $16.38     $16.47
                                               ======    ======    ======    ======     ======

Total Return* (b)............................   4.18%     3.40%     4.36%     2.93%      8.83%
Net Assets at End of the Period (In
  millions)..................................  $ 28.6    $ 33.9    $ 38.6    $ 40.5     $ 40.5
Ratio of Expenses to Average Net Assets*.....   1.48%     1.51%     1.51%     1.29%      1.13%
Ratio of Net Investment Income to Average Net
  Assets*....................................   3.30%     3.12%     3.19%     3.45%      3.92%
Portfolio Turnover...........................     30%       41%       15%       27%        43%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets...   1.73%     1.76%     1.84%     1.80%      1.82%
   Ratio of Net Investment Income to Average
     Net Assets..............................   3.05%     2.87%     2.85%     2.94%      3.24%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of up to 1% and do not reflect the reduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             21

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                                 ------------------------------------------------
                                                2006      2005      2004      2003       2002
                                               ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $16.65    $16.59    $16.39    $16.48     $15.75
                                               ------    ------    ------    ------     ------
  Net Investment Income......................     .54(a)    .52       .52       .56        .62
  Net Realized and Unrealized Gain/Loss......     .11       .05       .18      (.09)       .73
                                               ------    ------    ------    ------     ------
Total from Investment Operations.............     .65       .57       .70       .47       1.35
                                               ------    ------    ------    ------     ------
Less:
  Distributions from Net Investment Income...     .53       .51       .50       .56        .62
  Distributions from Net Realized Gain.......     .32       -0-       -0-       -0-        -0-
                                               ------    ------    ------    ------     ------
Total Distributions..........................     .85       .51       .50       .56        .62
                                               ------    ------    ------    ------     ------
NET ASSET VALUE, END OF THE PERIOD...........  $16.45    $16.65    $16.59    $16.39     $16.48
                                               ======    ======    ======    ======     ======

Total Return* (b)............................   4.14%(d)  3.46%(d)  4.36%     2.92%(c)   8.83%
Net Assets at End of the Period (In
  millions)..................................  $ 17.4    $ 18.1    $ 17.5    $ 17.7     $ 12.0
Ratio of Expenses to Average Net Assets*.....   1.46%(d)  1.47%(d)  1.51%     1.30%      1.13%
Ratio of Net Investment Income to Average Net
  Assets*....................................   3.32%(d)  3.14%(d)  3.19%     3.45%(c)   3.92%
Portfolio Turnover...........................     30%       41%       15%       27%        43%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets...   1.71%(d)  1.72%(d)  1.84%     1.81%      1.82%
   Ratio of Net Investment Income to Average
     Net Assets..............................   3.10%(d)  2.89%(d)  2.85%     2.94%(c)   3.23%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average net Assets of .03%.

(d) The Total Return, Ratio of Expenses to average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Footnote 7).

 22                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in a portfolio of New York municipal securities that are rated investment grade at the time of purchase. The Fund commenced investment operations on July 29, 1994. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class. As of September 30, 2006, there have been no sales of Class I Shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Future contracts are valued at the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued using market quotations from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2006, the Fund had $1,546,575 of when-issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $114,292,111
                                                              ============
Gross tax unrealized appreciation...........................  $  5,200,124
Gross tax unrealized depreciation...........................        (5,897)
                                                              ------------
Net tax unrealized appreciation on investments..............  $  5,194,227
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended September 30, 2006 and 2005 were as follows:

                                                                 2006          2005
Distributions paid from:
  Ordinary income...........................................  $  140,635    $      384
  Tax-exempt income.........................................   4,392,841     4,114,874
  Long-term capital gain....................................   2,171,980           -0-
                                                              ----------    ----------
                                                              $6,705,456    $4,115,258
                                                              ==========    ==========

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to the Fund's investment in other regulated investment companies totaling $2,281 was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

    As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $  7,306
Undistributed tax-exempt income.............................   622,012
Undistributed long-term capital gain........................    91,886

    Net realized gains and losses may differ for financial reporting and tax purposes primarily as a result of gains and losses recognized for tax purposes on open futures transactions on September 30, 2006.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

F. EXPENSE REDUCTION During the year ended September 30, 2006, the Fund's custody fee was reduced by $3,982 as a result of credit earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................    .470%
Over $500 million...........................................    .445%

    For the year ended September 30, 2006, the Adviser voluntarily waived $298,224 of its investment advisory fees. This represents .25% of its average net assets for the period. This waiver is voluntary and can be discontinued at any time.

    For the year ended September 30, 2006, the Fund recognized expenses of approximately $7,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2006, the Fund recognized expenses of approximately $48,700 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2006, the Fund recognized expenses of approximately $49,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $74,047 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2006.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended September 30, 2006, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $33,400 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $47,600. Sales charges do not represent expenses of the Fund.

3. CAPITAL TRANSACTIONS

For the years ended September 30, 2006 and 2005, transactions were as follows:

                                               FOR THE                       FOR THE
                                              YEAR ENDED                    YEAR ENDED
                                          SEPTEMBER 30, 2006            SEPTEMBER 30, 2005
                                      --------------------------    --------------------------
                                        SHARES         VALUE          SHARES         VALUE
Sales:
  Class A...........................   1,111,770    $ 18,163,119       948,370    $ 15,809,067
  Class B...........................     122,535       2,005,119       104,295       1,729,569
  Class C...........................     108,099       1,782,996       207,093       3,445,612
                                      ----------    ------------    ----------    ------------
Total Sales.........................   1,342,404    $ 21,951,233     1,259,758    $ 20,984,248
                                      ==========    ============    ==========    ============
Dividend Reinvestment:
  Class A...........................     182,158    $  2,972,744       103,277    $  1,720,306
  Class B...........................      74,600       1,204,963        46,953         780,802
  Class C...........................      41,056         649,285        23,912         398,059
                                      ----------    ------------    ----------    ------------
Total Dividend Reinvestment.........     297,814    $  4,826,992       174,142    $  2,899,167
                                      ==========    ============    ==========    ============
Repurchases:
  Class A...........................    (878,472)   $(14,316,761)     (731,919)   $(12,170,713)
  Class B...........................    (495,061)     (8,061,368)     (437,927)     (7,282,119)
  Class C...........................    (178,507)     (2,908,585)     (197,540)     (3,287,216)
                                      ----------    ------------    ----------    ------------
Total Repurchases...................  (1,552,040)   $(25,286,714)   (1,367,386)   $(22,740,048)
                                      ==========    ============    ==========    ============

4. REDEMPTION FEE

The Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the year ended September 30, 2006, the Fund received redemption fees of approximately $2, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $37,494,310 and $35,349,645, respectively.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the different types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS During the period, the Fund invested in futures contracts, a type of derivative investment. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes for duration and risk management purposes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract the (variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended September 30, 2006 are as follows:

                                                              CONTRACTS
Outstanding at September 30, 2005...........................     237
Futures Opened..............................................     593
Futures Closed..............................................    (801)
                                                                ----
Outstanding at September 30, 2006...........................      29
                                                                ====

B. INVERSE FLOATING RATE SECURITIES An inverse floating rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. These securities are identified on the Portfolio of Investments.

C. INTEREST RATE SWAPS The Fund may enter into forward interest rate swap transactions intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve the Fund's agreement with

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. The Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Restricted cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $79,200 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. LEGAL MATTERS

The Adviser and certain affiliates of the Adviser are named as defendants in a derivative action which additionally names as defendants certain individual trustees of certain Van Kampen funds. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motion to dismiss the direct action and the motion to dismiss another derivative action brought by the same plaintiff that brought this derivative action, alleging market timing and late trading in the Van Kampen funds. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the market timing action. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be dismissed in light of the rulings dismissing the two cases discussed above. The Court has approved a notice to shareholders regarding the dismissal, which is located at the back of this Report.

9. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact to the Fund's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen New York Tax Free Income
Fund:

    We have audited the accompanying statement of assets and liabilities of Van Kampen New York Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen New York Tax Free Income Fund at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
November 14, 2006

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS, INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2006. The Fund designated 99.99% of the income distributions as a tax-exempt income distributions as a tax-exempt income distribution. The Fund designated and paid $2,171,980 as a long-term capital gain distribution.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (61)              Trustee      Trustee     Chairman and Chief             71       Trustee/Director/Managing
Blistex Inc.                                 since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                         Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                      health care products
                                                         manufacturer. Director of
                                                         the Heartland Alliance, a
                                                         nonprofit organization
                                                         serving human needs based
                                                         in Chicago. Director of
                                                         St. Vincent de Paul
                                                         Center, a Chicago based
                                                         day care facility serving
                                                         the children of low
                                                         income families. Board
                                                         member of the Illinois
                                                         Manufacturers'
                                                         Association.

Jerry D. Choate (68)            Trustee      Trustee     Prior to January 1999,         71       Trustee/Director/Managing
33971 Selva Road                             since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                                Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                     Allstate Corporation                    Director of Amgen Inc., a
                                                         ("Allstate") and Allstate               biotechnological company,
                                                         Insurance Company. Prior                and Director of Valero
                                                         to January 1995,                        Energy Corporation, an
                                                         President and Chief                     independent refining
                                                         Executive Officer of                    company.
                                                         Allstate. Prior to August
                                                         1994, various management
                                                         positions at Allstate.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (66)               Trustee      Trustee     President of CAC, L.L.C.,      71       Trustee/Director/Managing
CAC, L.L.C.                                  since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                               offering capital                        in the Fund Complex.
Suite 980                                                investment and management               Director of Quidel
San Diego, CA 92122-6223                                 advisory services. Prior                Corporation, Stericycle,
                                                         to February 2001, Vice                  Inc., Ventana Medical
                                                         Chairman and Director of                Systems, Inc., and GATX
                                                         Anixter International,                  Corporation, and Trustee
                                                         Inc., a global                          of The Scripps Research
                                                         distributor of wire,                    Institute. Prior to
                                                         cable and communications                January 2005, Trustee of
                                                         connectivity products.                  the University of Chicago
                                                         Prior to July 2000,                     Hospitals and Health
                                                         Managing Partner of                     Systems. Prior to April
                                                         Equity Group Corporate                  2004, Director of
                                                         Investment (EGI), a                     TheraSense, Inc. Prior to
                                                         company that makes                      January 2004, Director of
                                                         private investments in                  TeleTech Holdings Inc.
                                                         other companies.                        and Arris Group, Inc.
                                                                                                 Prior to May 2002,
                                                                                                 Director of Peregrine
                                                                                                 Systems Inc. Prior to
                                                                                                 February 2001, Director
                                                                                                 of IMC Global Inc. Prior
                                                                                                 to July 2000, Director of
                                                                                                 Allied Riser
                                                                                                 Communications Corp.,
                                                                                                 Matria Healthcare Inc.,
                                                                                                 Transmedia Networks,
                                                                                                 Inc., CNA Surety, Corp.
                                                                                                 and Grupo Azcarero Mexico
                                                                                                 (GAM).

VAN KAMPEN NEW YORK TAX FREE INCOME FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (58)         Trustee      Trustee     Managing Partner of            71       Trustee/Director/Managing
Heidrick & Struggles                         since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                   executive search firm.                  in the Fund Complex.
Suite 7000                                               Trustee on the University
Chicago, IL 60606                                        of Chicago Hospitals
                                                         Board, Vice Chair of the
                                                         Board of the YMCA of
                                                         Metropolitan Chicago and
                                                         a member of the Women's
                                                         Board of the University
                                                         of Chicago. Prior to
                                                         1997, Partner of Ray &
                                                         Berndtson, Inc., an
                                                         executive recruiting
                                                         firm. Prior to 1996,
                                                         Trustee of The
                                                         International House
                                                         Board, a fellowship and
                                                         housing organization for
                                                         international graduate
                                                         students. Prior to 1995,
                                                         Executive Vice President
                                                         of ABN AMRO, N.A., a bank
                                                         holding company. Prior to
                                                         1990, Executive Vice
                                                         President of The Exchange
                                                         National Bank.

R. Craig Kennedy (54)           Trustee      Trustee     Director and President of      71       Trustee/Director/Managing
1744 R Street, NW                            since 1994  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                     of the United States, an                in the Fund Complex.
                                                         independent U.S.
                                                         foundation created to
                                                         deepen understanding,
                                                         promote collaboration and
                                                         stimulate exchanges of
                                                         practical experience
                                                         between Americans and
                                                         Europeans. Formerly,
                                                         advisor to the Dennis
                                                         Trading Group Inc., a
                                                         managed futures and
                                                         option company that
                                                         invests money for
                                                         individuals and
                                                         institutions. Prior to
                                                         1992, President and Chief
                                                         Executive Officer,
                                                         Director and member of
                                                         the Investment Committee
                                                         of the Joyce Foundation,
                                                         a private foundation.

Howard J Kerr (71)              Trustee      Trustee     Prior to 1998, President       71       Trustee/Director/Managing
14 Huron Trace                               since 2003  and Chief Executive                     General Partner of funds
Galena, IL 61036                                         Officer of Pocklington                  in the Fund Complex.
                                                         Corporation, Inc., an                   Director of the Lake
                                                         investment holding                      Forest Bank & Trust.
                                                         company. Director of the
                                                         Marrow Foundation.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (70)             Trustee      Trustee     President of Nelson            71       Trustee/Director/Managing
423 Country Club Drive                       since 1994  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                    Services, Inc., a                       in the Fund Complex.
                                                         financial planning
                                                         company and registered
                                                         investment adviser in the
                                                         State of Florida.
                                                         President of Nelson Ivest
                                                         Brokerage Services Inc.,
                                                         a member of the NASD,
                                                         Securities Investors
                                                         Protection Corp. and the
                                                         Municipal Securities
                                                         Rulemaking Board.
                                                         President of Nelson Sales
                                                         and Services Corporation,
                                                         a marketing and services
                                                         company to support
                                                         affiliated companies.

Hugo F. Sonnenschein (66)       Trustee      Trustee     President Emeritus and         71       Trustee/Director/Managing
1126 E. 59th Street                          since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                        University of Chicago and               in the Fund Complex.
                                                         the Adam Smith                          Director of Winston
                                                         Distinguished Service                   Laboratories, Inc.
                                                         Professor in the
                                                         Department of Economics
                                                         at the University of
                                                         Chicago. Prior to July
                                                         2000, President of the
                                                         University of Chicago.
                                                         Trustee of the University
                                                         of Rochester and a member
                                                         of its investment
                                                         committee. Member of the
                                                         National Academy of
                                                         Sciences, the American
                                                         Philosophical Society and
                                                         a fellow of the American
                                                         Academy of Arts and
                                                         Sciences.

Suzanne H. Woolsey, Ph.D. (64)  Trustee      Trustee     Chief Communications           71       Trustee/Director/Managing
815 Cumberstone Road                         since 1999  Officer of the National                 General Partner of funds
Harwood, MD 20776                                        Academy of                              in the Fund Complex.
                                                         Sciences/National                       Director of Fluor Corp.,
                                                         Research Council, an                    an engineering,
                                                         independent, federally                  procurement and
                                                         chartered policy                        construction
                                                         institution, from 2001 to               organization, since
                                                         November 2003 and Chief                 January 2004 and Director
                                                         Operating Officer from                  of Neurogen Corporation,
                                                         1993 to 2001. Director of               a pharmaceutical company,
                                                         the Institute for Defense               since January 1998.
                                                         Analyses, a federally
                                                         funded research and
                                                         development center,
                                                         Director of the German
                                                         Marshall Fund of the
                                                         United States, Director
                                                         of the Rocky Mountain
                                                         Institute and Trustee of
                                                         Colorado College. Prior
                                                         to 1993, Executive
                                                         Director of the
                                                         Commission on Behavioral
                                                         and Social Sciences and
                                                         Education at the National
                                                         Academy of
                                                         Sciences/National
                                                         Research Council. From
                                                         1980 through 1989,
                                                         Partner of Coopers &
                                                         Lybrand.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (67)         Trustee      Trustee     Partner in the law firm        71       Trustee/Director/Managing
333 West Wacker Drive                      since 1994  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Ronald E. Robison (67)        President and            Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas   Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Officer                              since May 2003. Managing Director of Van Kampen Advisors
                                                                   Inc. since June 2003. Director of Investor Services since
                                                                   September 2002. Director of the Adviser, Van Kampen
                                                                   Investments and Van Kampen Exchange Corp. since January
                                                                   2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                   & Co. Incorporated. Managing Director and Director of Morgan
                                                                   Stanley Investment Management Inc. Chief Administrative
                                                                   Officer, Managing Director and Director of Morgan Stanley
                                                                   Investment Advisors Inc. and Morgan Stanley Services Company
                                                                   Inc. Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust.
                                                                   Executive Vice President and Principal Executive Officer of
                                                                   the Institutional and Retail Morgan Stanley Funds. Director
                                                                   of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                   Officer of Morgan Stanley Investment Management Inc. and
                                                                   Executive Vice President of funds in the Fund Complex from
                                                                   May 2003 to September 2005.

Dennis Shea (53)              Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
1221 Avenue of the Americas                            since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10020                                                 and Van Kampen Advisors Inc. Chief Investment Officer-Global
                                                                   Equity of the same entities since February 2006. Vice
                                                                   President of Morgan Stanley Institutional and Retail Funds
                                                                   since February 2006. Vice President of funds in the Fund
                                                                   Complex since March 2006. Previously, Managing Director and
                                                                   Director of Global Equity Research at Morgan Stanley from
                                                                   April 2000 to February 2006.

J. David Germany (52)         Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
25 Cabot Square                                        since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                       and Van Kampen Advisors Inc. Chief Investment Officer -
London, GBR E14 4QA                                                Global Fixed Income of the same entities since December
                                                                   2005. Managing Director and Director of Morgan Stanley
                                                                   Investment Management Ltd. Director of Morgan Stanley
                                                                   Investment Management (ACD) Limited since December 2003.
                                                                   Vice President of Morgan Stanley Institutional and Retail
                                                                   Funds since February 2006. Vice President of funds in the
                                                                   Fund Complex since March 2006.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

Amy R. Doberman (44)          Vice President           Officer     Managing Director and General Counsel - U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas   and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                                 Complex.

John L. Sullivan (51)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (37)         Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   and Treasurer            since 2006  Chief Financial Officer and Treasurer of Morgan Stanley
New York, NY 10020                                                 Institutional Funds since 2002 and of Funds in the Fund
                                                                   Complex from January 2005 to August 2005 and since September
                                                                   2006.

                          Notice to Fund Shareholders

    As previously disclosed, a derivative action was filed on behalf of the Fund against the Fund's investment adviser, broker-dealer, distributor, and Trustees. The complaint alleges that defendants violated federal securities laws and state laws in connection with certain economic incentive programs. The case is pending before the Honorable Richard Owen, United States District Judge in the Southern District of New York. Defendants have filed a motion to dismiss the complaint in its entirety on numerous grounds, and that motion is still pending.

    On April 18, 2006, Judge Owen dismissed a separate lawsuit against Morgan Stanley and all of the same corporate defendants that are named in the derivative action. The Morgan Stanley suit related to the same incentive programs that are at issue in the derivative action, and asserted many of the same legal claims. In his decision, Judge Owen found that the programs do not violate federal law, and that defendants had made the appropriate disclosures concerning the programs. The plaintiffs in the Morgan Stanley suit did not appeal from the decision, and that decision is now final.

    In light of this decision by Judge Owen -- as well as several other decisions by other judges in the Southern District of New York and certain other courts that have dismissed similar complaints against other investment funds -- plaintiff in the derivative action has determined that the suit would be unsuccessful, if pursued further. Accordingly, plaintiff has asked Judge Owen to dismiss the action. No attorneys' fees will be paid by defendants and no consideration will be paid to the named plaintiff.

    All investors in the Fund are hereby provided notice of this proposed dismissal. If you object to the proposed dismissal, your objection must be mailed no later than December 29, 2006, in writing, to the Honorable Richard Owen, United States District Judge, United States Courthouse, Room 640, 500 Pearl Street, New York, NY 10007-1312. Copies of the objection must also be mailed to Denise Davis Schwartzman, Esquire, Chimicles & Tikellis LLP, 361 West Lancaster Avenue, Haverford, PA 19041; and Richard A. Rosen, Esquire, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019-6064.

  Van Kampen New York Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen New York Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen New York Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2006 Van Kampen Funds Inc.
                                        All rights reserved. Member NASD/SIPC.

                                                                 235, 325, 425
                                                                NYTF ANR 11/06
    (VAN KAMPEN INVESTMENTS LOGO)                           RN06-03199P-Y09/06

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f)

     (1)  The Trust's Code of Ethics is attached hereto as Exhibit 12A.

     (2)  Not applicable.

     (3)  Not applicable.

Item 3. Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2006

                            REGISTRANT   COVERED ENTITIES(1)
                            ----------   -------------------
AUDIT FEES ..............   $243,100               N/A
NON-AUDIT FEES
   AUDIT-RELATED FEES ...   $      0        $  706,000(2)
   TAX FEES .............   $ 15,300(3)     $   79,422(4)
   ALL OTHER FEES .......   $      0        $  832,851(5)
TOTAL NON-AUDIT FEES ....   $ 15,300        $1,618,273
TOTAL ...................   $258,400        $1,618,273

2005

                            REGISTRANT   COVERED ENTITIES(1)
                            ----------   -------------------
AUDIT FEES ..............   $234,800              N/A
NON-AUDIT FEES
   AUDIT-RELATED FEES ...   $      0         $280,000(2)
   TAX FEES .............   $ 13,500(3)      $ 58,688(4)
   ALL OTHER FEES .......   $      0         $655,125(5)
TOTAL NON-AUDIT FEES ....   $ 13,500         $993,813
TOTAL ...................   $248,300         $993,813

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

(4) Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5) All Other Fees represent attestation services provided in connection with performance presentation standards and assistance with compliance policies and procedures.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

              AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1.   STATEMENT OF PRINCIPLES

     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

----------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

     The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.   DELEGATION

     As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.   AUDIT SERVICES

     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.   AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the Audit-related services in Appendix
B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.   TAX SERVICES

     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.   ALL OTHER SERVICES

     The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

     The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.   PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.   PROCEDURES

     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9.   ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  COVERED ENTITIES

     Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

     -    Van Kampen Investments Inc.

     -    Van Kampen Asset Management

     -    Van Kampen Advisors Inc.

     -    Van Kampen Funds Inc.

     -    Van Kampen Investor Services Inc.

     -    Morgan Stanley Investment Management Inc.

     -    Morgan Stanley Trust Company

     -    Morgan Stanley Investment Management Ltd.

     -    Morgan Stanley Investment Management Company

     -    Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.

(b) Not applicable.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Tax Free Trust


By: /s/ Ronald E. Robison
    ----------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: November 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Ronald E. Robison
    ----------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: November 21, 2006


By: /s/ James W. Garrett
    ----------------------------------
Name: James W. Garrett
Title: Principal Financial Officer
Date: November 21, 2006